As filed with the Securities and Exchange Commission on February 28, 2022
1933 Act Registration No. 333-185659
1940 Act Registration No. 811-22781

United States
Securities and Exchange Commission
Washington, D.C. 20549

Form N-1A Registration Statement
UNDER
THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. ___	☐

Post-Effective Amendment No. 125	☒

and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 127	☒
(Check appropriate box or boxes)

GOLDMAN SACHS TRUST II
(Exact Name of Registrant as Specified in Charter)

200 West Street
New York, New York 10282
(Address of Principal Executive Offices)
Registrant's Telephone Number, Including Area Code: (212) 902-1000

CAROLINE L. KRAUS, ESQ.
Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282
(Name and Address of Agent for Service)

Copies to:
STEPHEN H. BIER, ESQ. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Class R6 Shares of the Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund and Goldman Sachs Multi-Manager Real Assets Strategy Fund.

Prospectus
February 28, 2022

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

THE SECURITIES AND EXCHANGE COMMISSION AND COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES
INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

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Goldman Sachs Multi-Manager Global Equity Fund
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Class R6 Shares: GSEQX
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Goldman Sachs Multi-Manager Non-Core Fixed Income Fund
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Class R6 Shares: GNCFX
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Goldman Sachs Multi-Manager Real Assets Strategy Fund
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Class R6 Shares: GRASX

Goldman Sachs Multi-Manager Global Equity Fund—Summary
Investment Objective
The Goldman Sachs Multi-Manager Global Equity Fund (the "Fund") seeks to provide long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fee	1.03%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.27%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[2]	1.32%
Fee Waiver and Expense Limitation[3]	(0.57%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.75%
1
The Fund's "Other Expenses" have been restated to reflect expenses to be incurred during the current fiscal year.
2
The “Total Annual Fund Operating Expenses” do not correlate to the ratio of total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
3The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers; (ii) waive a portion of its management fee in an amount equal to any management fees it earns as an investment adviser to the affiliated funds in which the Fund invests based on the Fund’s investment in such affiliated funds; (iii) limit total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.75% of average daily net assets; and (iv) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.10% of the Fund’s average daily net assets. Because the amount of the waiver shown in the Fund’s expense table can fluctuate based on fees paid to the Fund’s Underlying Managers, the amount waived may vary from year to year. These arrangements will remain in effect through at least February 28, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same  (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$77	$362	$669	$1,540

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended October 31, 2021 was 83% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in equity investments of U.S. and non-U.S. companies. Exchange-traded funds (“ETFs”) that provide exposure to such investments are treated as such investments for purposes of this policy. In addition, such investments may include futures, options, swaps and other instruments with similar economic exposures to equity investments of U.S. and non-U.S. companies.
The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among multiple investment managers (“Underlying Managers”) who are unaffiliated with the Investment Adviser.
The Fund invests in a globally diversified portfolio of equity investments, which include common stocks, preferred stocks, securities convertible into stock, depositary receipts representing equity securities, securities that carry the right to buy common stocks (e.g., rights and warrants), derivatives linked to equity securities, and ETFs, futures and other instruments with similar economic exposures. The Fund intends to have investments economically tied to at least three countries, including the United States, and may invest in the securities of issuers in emerging market countries. Under normal circumstances, the Fund will invest no more than 25% of its total assets in emerging markets equity investments and no more than 30% of its total assets in small-capitalization companies, which for this purpose are companies with public stock market capitalizations of less than $1 billion. The Fund is otherwise not subject to any limits on the market capitalization of securities in which it may invest and, from time to time, may invest in shares of companies through initial public offerings (“IPOs”).
The Fund may invest without limitation in securities or obtain exposure to securities that are denominated in currencies other than the U.S. dollar. The Fund may use currency management techniques, such as forward foreign currency contracts, for investment or hedging purposes.
The Fund may use leverage (e.g., by borrowing or through derivatives). The Fund may invest in derivatives for both hedging and non-hedging purposes (although an Underlying Manager may not be required to hedge any of the Fund’s positions or to use derivatives). The Fund’s derivative investments may include: (i) futures contracts, including futures based on securities and/or indices and currency futures; (ii) swaps, including currency, total return, variance, and/or index swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; and (iv) forward contracts, including forwards based on securities and/or indices, currency forwards, swap forwards and non-deliverable forwards. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.
The Investment Adviser or an Underlying Manager may pursue a sub-strategy with an objective of providing investment results that seek to correspond, before fees and expenses, to the performance of a specified index (an “index-tracking strategy”). From time to time, the Investment Adviser may also, for short or longer-term periods, select a transition manager to transition a portion of Fund assets from one Underlying Manager to another, or, at the direction of the Investment Adviser, to implement an index-tracking strategy. In addition, the Investment Adviser or an Underlying Manager, on behalf of the Fund, may obtain passive exposure to a particular sub-asset class by making an index-based investment (e.g., in an ETF).
Management Process
The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”). Under the exemptive order, the Investment Adviser has the ultimate responsibility, subject to oversight by the Fund’s Board of Trustees, to oversee the Underlying Managers and recommend their hiring, termination and replacement. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order.
The Investment Adviser determines the percentage of the Fund’s portfolio allocated to each Underlying Manager in order to seek to achieve the Fund’s investment objective. The Investment Adviser’s Multi-Asset Solutions Group (“MAS” or the “MAS Group”) is responsible for the Fund’s asset allocation, and the Investment Adviser’s Alternative Investments & Manager Selection Group (“AIMS” or the “AIMS Group”) is responsible for making recommendations with respect to hiring, terminating, or replacing the Fund’s Underlying Managers. With respect to the Fund, the MAS Group applies a risk-based approach to asset allocation that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner, and the AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction, and risk management. The MAS Group will also provide risk management services to the Fund, including a beta completion mandate and a passive currency overlay. The beta completion strategy seeks to systematically manage the Fund’s overall beta levels to a specified target by purchasing or selling derivatives contracts. “Beta” is a measurement of volatility compared with that of a broader market index. The currency overlay strategy is designed to hedge exposure to non-U.S. currencies by selling the currencies in which the Fund’s equity securities are traded and investing in the U.S. dollar. The currency overlay seeks to minimize unintended currency exposures for the Fund.
Each Underlying Manager acts independently from the others and has discretion to invest its portion of the Fund’s assets. Each Underlying Manager utilizes its own distinct investment style and investment process in buying and selling securities.

Additional Information
The Fund’s benchmark index is the Morgan Stanley Capital International All Country World Index Investable Market Index (“MSCI ACWI IMI”) (Net, USD, 50% Non-U.S. Developed Hedged to USD).
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Asset Allocation Risk. The Fund’s allocations to the various asset classes and to the Underlying Managers  may cause the Fund to underperform other funds with a similar investment objective.
Derivatives Risk. The Fund's use of options, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Expenses Risk. By investing in pooled investment vehicles (including investment companies, ETFs and money market funds) and partnerships indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the other pooled investment vehicles and partnerships held by the Fund (including operating costs and investment management fees), but also the expenses of the Fund. The Fund’s multi-manager approach may also result in additional expenses.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging and frontier countries.
Geographic Risk. If the Fund focuses its investments in issuers located in a particular country or geographic region, the Fund may be subjected to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
Index/Tracking Error Risk.  To the extent that an index-tracking strategy is used with respect to a portion of the Fund’s assets, including through investment in an ETF that seeks to track an index or implementation of an index-tracking strategy, the Fund will be negatively affected by general declines in the securities and asset classes represented in the relevant index. There is no guarantee that the Fund, or relevant portion of the Fund, will achieve a high degree of correlation to the relevant index. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability, or the ability of an ETF in which it invests, to adjust its exposure to the required levels in order for the relevant portion of the Fund to track the relevant index. In addition, because that portion of the Fund is not “actively” managed, unless a specific security is removed from the relevant index, the Fund or an ETF in which it invests generally would not sell a security because the security’s issuer was in financial trouble. At times when an index-tracking strategy is used with respect to a portion of the Fund’s assets, the Fund’s performance could be lower than funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Initial Public Offering Risk.  The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's   NAV  and

liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Leverage Risk.  Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund's investment portfolio may be subject.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Management and Model Risk.  A strategy implemented by an Underlying Manager may fail to produce the intended results. Certain Underlying Managers may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that an Underlying Manager’s use of quantitative models will result in effective investment decisions for the Fund. An Underlying Manager may occasionally make changes to the selection or weight of individual securities, currencies or markets in the Fund, as a result of changes to a quantitative model, the method of applying that model, or the judgment of the Underlying Manager. Commonality of holdings across quantitative money managers may amplify losses.
Market Risk. The value of the securities in which the Fund  invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
MAS Transactions Risk.  MAS, a business unit within GSAM, currently provides investment advisory services to certain client accounts in respect of which it has discretionary authority to effect investment decisions, as well as client accounts in respect of which it provides investment advice but does not have the discretion to effect investment decisions without the specific instruction of the clients. It is currently expected that certain MAS client accounts will invest in the Fund. Investments by MAS client accounts in the Fund may be made at any time and from time to time, could be substantial and could represent a substantial proportion of the Fund’s capital. As a result of GSAM’s position as Investment Adviser to the Fund and the investment advisory services provided to client accounts through MAS, GSAM may possess information relating to the Fund and MAS client accounts that it would not otherwise possess. Discretionary client accounts advised by MAS may, to the extent permitted by applicable law, purchase and redeem shares from the Fund on the basis of such knowledge, and other shareholders of the Fund, including non-discretionary client accounts advised by MAS, will not be informed of such purchases or redemptions. Redemptions by discretionary client accounts advised by MAS could have an adverse effect on the Fund and its other shareholders, including non-discretionary client accounts advised by MAS. In addition, MAS may effect subscriptions to and full or partial redemptions from the Fund for discretionary client accounts in advance of receiving directions from non-discretionary client accounts regarding such clients’ investments in the Fund, and non-discretionary client accounts may be adversely affected. See also “Large Shareholder Transactions Risk”.
Multi-Manager Approach Risk. The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. Underlying Managers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that an Underlying Manager may purchase an investment for the Fund at the same time that another Underlying Manager sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that several Underlying Managers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.

Some Underlying Managers have little experience managing registered investment companies which, unlike the private investment funds these Underlying Managers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. The Investment Adviser and the Fund have received an exemptive order from the SEC that permits the Investment Adviser to engage additional Underlying Managers, to enter into subadvisory agreements with those Underlying Managers, and to materially amend any existing subadvisory agreement with Underlying Managers, upon the approval of the Board of Trustees and without shareholder approval.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class R6 Shares from year to year; and (b) how the average annual total returns of the Fund’s Class R6 Shares compare to the MSCI ACWI IMI, a custom benchmark comprised of the MSCI ACWI IMI and a currency hedge on 50% of the non-U.S. developed markets exposures back to U.S. dollars. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling the phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS R6)

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	20.78%	June 30, 2020
Worst Quarter Return	-23.73%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	Since Inception	Inception Date
Class R6 Shares				6/24/2015
Returns Before Taxes	23.58%	13.60%	9.95%
Returns After Taxes on Distributions	14.14%	10.82%	8.28%
Returns After Taxes on Distributions and Sale of Fund Shares	16.60%	10.14%	7.80%
MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD) (reflects no deduction for fees or expenses)	19.34%	14.21%	10.97%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Investment Adviser Portfolio Managers:  Neill Nuttall, Managing Director and Co-Chief Investment Officer, MAS, has managed the Fund since June 2015; Betsy Gorton, Managing Director, AIMS, has managed the Fund since June 2015; and Siwen Wu, Vice President, MAS, has managed the Fund since February 2021.
As of the date of the Prospectus, Axiom Investors LLC (“Axiom”), Boston Partners Global Investors, Inc. (“Boston Partners”), Causeway Capital Management LLC (“Causeway”), Diamond Hill Capital Management, Inc. (“Diamond Hill”), DWS Investment Management Americas, Inc. (“DIMA”), GW&K Investment Management, LLC (“GW&K”), Massachusetts Financial Services

Company d/b/a MFS Investment Management (“MFS”), Principal Global Investors, LLC (“Principal”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), Vulcan Value Partners, LLC (“Vulcan”), WCM Investment Management, LLC (“WCM”) and Wellington Management Company LLP (“Wellington”) are the Underlying Managers (investment subadvisers) for the Fund.
Buying and Selling Fund Shares
Shares of the Fund are offered exclusively to institutional investors that have entered into an investment management agreement or other agreement with the Investment Adviser and GSAM portfolio managers. The Investment Adviser may purchase and redeem (sell) shares of the Fund on behalf of its clients’ accounts.
The minimum initial investment for Class R6 Shares is, generally, $1,000,000. There is no minimum subsequent investment for Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC, including banks, trust companies, brokers, registered investment advisers and other financial institutions authorized to accept, on behalf of the Fund, purchase orders and redemption requests placed by or on behalf of their customers (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 23 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 23 of the Prospectus.

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund—Summary
Investment Objective
The Goldman Sachs Multi-Manager Non-Core Fixed Income Fund (the "Fund") seeks a total return consisting of income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	1.00%
Fee Waiver and Expense Limitation[2]	(0.30%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.70%
1
The “Total Annual Fund Operating Expenses” do not correlate to the ratio of total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
2The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers; (ii) waive a portion of its management fee in an amount equal to any management fees it earns as an investment adviser to the affiliated funds in which the Fund invests based on the Fund’s investment in such affiliated funds; and (iii) limit total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.70% of average daily net assets. Because the amount of the waiver shown in the Fund’s expense table can fluctuate based on fees paid to the Fund’s Underlying Managers, the amount waived may vary from year to year. These arrangements will remain in effect through at least February 28, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same  (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$72	$289	$523	$1,197

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended October 31, 2021 was 96% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities, which may be represented by forwards or other derivatives such as options, futures contracts or swap agreements. Fixed income securities include bonds, debentures and other types of fixed income securities and may have fixed or floating rates. Exchange-traded funds (“ETFs”) that provide exposure to such investments are treated as such investments for purposes of this policy.
The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among multiple investment managers (“Underlying Managers”) who are unaffiliated with the Investment Adviser.
The Fund provides exposure primarily to “non-core fixed income” asset classes, which may include non-investment grade securities, loans and emerging markets debt. The Fund seeks to invest across a spectrum of income-yielding securities and may invest in all types of fixed income securities, including: (i) senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper); (ii) debt issued by governments, their agencies and instrumentalities, or by their central banks; (iii) loan participations and loan assignments; (iv) municipal securities; (v) mortgage-backed and asset-backed securities; (vi) collateralized debt, bond and loan obligations; and (vii) convertible bonds, including contingent convertible bonds. The Fund’s investments in loan participations and loan assignments may include, but are not limited to: (i) senior secured floating rate and fixed rate loans or debt (“Senior Loans”); (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”); and (iii) other types of secured or unsecured loans with fixed, floating or variable interest rates. Government securities in which the Fund may invest include securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). The Fund may invest without restriction as to issuer capitalization, credit rating, country or currency.
The Fund may invest without limitation in non-investment grade securities. Non-investment grade securities are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by an Underlying Manager to be of comparable quality, and are commonly referred to as “high yield bonds” or “junk bonds.”
The Fund may invest in sovereign and corporate debt securities and other instruments of foreign issuers, including issuers in emerging and frontier markets. Frontier markets are smaller, less mature, and less liquid than emerging markets. The Fund may invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.
The Fund may use leverage (e.g., by borrowing or through derivatives). The Fund may invest in derivatives for both hedging and non-hedging purposes (although an Underlying Manager may not be required to hedge any of the Fund’s positions or to use derivatives). The Fund’s derivative investments may include: (i) futures contracts, including futures based on securities and/or indices, interest rate futures, currency futures and swap futures; (ii) swaps, including currency, interest rate, total return, variance, credit default and security and/or index swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on securities and/or indices, currency forwards, interest rate forwards, swap forwards and non-deliverable forwards; and (v) other instruments, including structured securities, exchange-traded notes, and contracts for differences (“CFDs”). As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.
The Investment Adviser or an Underlying Manager may pursue a sub-strategy with an objective of providing investment results that seek to correspond, before fees and expenses, to the performance of a specified index (an “index-tracking strategy”). From time to time, the Investment Adviser may also, for short or longer-term periods, select a transition manager to transition a portion of Fund assets from one Underlying Manager to another, or, at the direction of the Investment Adviser, to implement an index-tracking strategy. In addition, the Investment Adviser or an Underlying Manager, on behalf of the Fund, may obtain passive exposure to a particular sub-asset class by making an index-based investment (e.g., in an ETF).
Management Process
The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”). Under the exemptive order, the Investment Adviser has the ultimate responsibility, subject to oversight by the Fund’s Board of Trustees, to oversee the Underlying Managers and recommend their hiring, termination and replacement. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order.
The Investment Adviser determines the percentage of the Fund’s portfolio allocated to each Underlying Manager in order to seek to achieve the Fund’s investment objective. The Investment Adviser’s Multi-Asset Solutions Group (“MAS” or the “MAS Group”) is responsible for the Fund’s asset allocation, and the Investment Adviser’s Alternative Investments & Manager Selection Group (“AIMS” or the “AIMS Group”) is responsible for making recommendations with respect to hiring, terminating, or replacing the Fund’s Underlying Managers. With respect to the Fund, the MAS Group applies a risk-based approach to asset allocation that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner, and the AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction, and risk management. The MAS Group may also provide risk management services to the Fund by managing a passive currency overlay, which would be designed to hedge exposure to non-U.S. currencies by selling the currencies in which the Fund’s equity securities are traded and investing in the U.S. dollar. The currency overlay would seek to minimize unintended currency exposures for the Fund.
Each Underlying Manager acts independently from the others and has discretion to invest its portion of the Fund’s assets. Each Underlying Manager utilizes its own distinct investment style and investment process in buying and selling securities.
Additional Information
The Fund’s primary benchmark index is the Multi-Manager Non-Core Fixed Income Composite Dynamic Index, which is comprised of the Bloomberg Global High Yield Corporate Index (Gross, USD, Unhedged), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged), the J.P. Morgan Emerging Market Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) and the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged). The constituent indexes of the Multi-Manager Non-Core Fixed Income Composite Dynamic Index are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Asset Allocation Risk. The Fund’s allocations to the various asset classes and to the Underlying Managers  may cause the Fund to underperform other funds with a similar investment objective.
Call/Prepayment Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security)  earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Credit/Default Risk. An issuer or guarantor of fixed income securities  or instruments held by the Fund(which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities  or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of options, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

Distressed Debt Risk. When the Fund invests in obligations of financially troubled companies (sometimes known as “distressed” securities), there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss or hold its investment pending bankruptcy proceedings in the event the issuer files for bankruptcy.
Expenses Risk. By investing in pooled investment vehicles (including investment companies, ETFs and money market funds) indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the other pooled investment vehicles and partnerships held by the Fund (including operating costs and investment management fees), but also the expenses of the Fund. The Fund’s multi-manager approach may also result in additional expenses.
Extension Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.
Floating and Variable Rate Obligations Risk.  Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
LIBOR is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations. At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023.
The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging and frontier countries.
Geographic Risk. If the Fund focuses its investments in issuers located in a particular country or geographic region, the Fund may be subjected to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
Index/Tracking Error Risk.  To the extent that an index-tracking strategy is used with respect to a portion of the Fund’s assets, including through investment in an ETF that seeks to track an index or implementation of an index-tracking strategy, the Fund will be negatively affected by general declines in the securities and asset classes represented in the relevant index. There is no guarantee that the Fund, or relevant portion of the Fund, will achieve a high degree of correlation to the relevant index. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability, or the ability of an ETF in which it invests, to adjust its exposure to the required levels in order for the relevant portion of the Fund to track the relevant index. In addition, because that portion of the Fund is not “actively” managed, unless a specific security is removed from the relevant index, the Fund or an ETF in which it invests generally would not sell a security because the security’s issuer was in financial trouble. At times when an index-tracking strategy is used with respect to a portion of the Fund’s assets, the Fund’s performance could be lower than funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's   NAV  and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Leverage Risk.  Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund's investment portfolio may be subject.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender or counterparty (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Market Risk. The value of the securities in which the Fund  invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
MAS Transactions Risk.  MAS, a business unit within GSAM, currently provides investment advisory services to certain client accounts in respect of which it has discretionary authority to effect investment decisions, as well as client accounts in respect of which it provides investment advice but does not have the discretion to effect investment decisions without the specific instruction of the clients. It is currently expected that certain MAS client accounts will invest in the Fund. Investments by MAS client accounts in the Fund may be made at any time and from time to time, could be substantial and could represent a substantial proportion of the Fund’s capital. As a result of GSAM’s position as Investment Adviser to the Fund and the investment advisory services provided to client accounts through MAS, GSAM may possess information relating to the Fund and MAS client accounts that it would not otherwise possess. Discretionary client accounts advised by MAS may, to the extent permitted by applicable law, purchase and redeem shares from the Fund on the basis of such knowledge, and other shareholders of the Fund, including non-discretionary client accounts advised by MAS, will not be informed of such purchases or redemptions. Redemptions by discretionary client accounts advised by MAS could have an adverse effect on the Fund and its other shareholders, including non-discretionary client accounts advised by MAS. In addition, MAS may effect subscriptions to and full or partial redemptions from the Fund for discretionary client accounts in advance of receiving directions from non-discretionary client accounts regarding such clients’ investments in the Fund, and non-discretionary client accounts may be adversely affected. See also “Large Shareholder Transactions Risk”.
Multi-Manager Approach Risk. The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. Underlying Managers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that an Underlying Manager may purchase an investment for the Fund at the same time that another Underlying Manager sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that several Underlying Managers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.
Some Underlying Managers have little experience managing registered investment companies which, unlike the private investment funds these Underlying Managers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. The Investment Adviser and the Fund have received an exemptive order from the SEC that permits the Investment Adviser to engage additional Underlying Managers, to enter into subadvisory agreements with those Underlying Managers, and to materially amend any existing subadvisory agreement with Underlying Managers, upon the approval of the Board of Trustees and without shareholder approval.
Non-Hedging Foreign Currency Trading Risk. The Fund may engage in forward foreign currency transactions for hedging and non-hedging purposes. The Fund's Underlying Managers may purchase or sell foreign currencies through the use of forward contracts based on the Underlying Manager’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Underlying Manager seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Underlying Manager’s expectations may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.
Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Sovereign Default Risk.  An issuer of non-U.S. sovereign debt, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates.
Swaps Risk.  In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class R6 Shares from year to year; and (b) how the average annual total returns of the Fund’s Class R6 Shares compare to the Multi-Manager Non-Core Fixed Income Composite Dynamic Index, a custom primary benchmark comprised of the Bloomberg Global High Yield Corporate Index (Gross, USD, Unhedged), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged), the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) and the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged), as weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling the phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS R6)

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	10.10%	June 30, 2020
Worst Quarter Return	-13.58%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	Since Inception	Inception Date
Class R6 Shares				3/31/2015
Returns Before Taxes	0.43%	4.13%	3.37%
Returns After Taxes on Distributions	-1.38%	2.10%	1.36%
Returns After Taxes on Distributions and Sale of Fund Shares	0.26%	2.27%	1.66%
Multi-Manager Non-Core Fixed Income Composite Dynamic Index (reflects no deduction for fees, expenses, or taxes)	-0.43%	4.59%	4.22%
Bloomberg Global High Yield Corporate Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses, or taxes)	1.97%	5.90%	5.52%
Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses, or taxes)	5.39%	4.32%	4.25%
J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses, or taxes)	-1.80%	4.65%	4.78%
J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses, or taxes)	-8.75%	2.82%	1.68%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Investment Adviser Portfolio Managers:  Neill Nuttall, Managing Director and Co-Chief Investment Officer, MAS, has managed the Fund since March 2015; Betsy Gorton, Managing Director, AIMS, has managed the Fund since March 2015; and Siwen Wu, Vice President, MAS, has managed the Fund since February 2021.
As of the date of the Prospectus, Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Brigade Capital Management, LP (“Brigade”), Marathon Asset Management, L.P. (“Marathon”), Nuveen Asset Management, LLC (“Nuveen”), Pacific Asset Management LLC (“Pacific”), RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”), River Canyon Fund Management LLC (“River Canyon”) and TCW Investment Management Company LLC (“TCW”) are the Underlying Managers (investment subadvisers) for the Fund.
Buying and Selling Fund Shares
Shares of the Fund are offered exclusively to institutional investors that have entered into an investment management agreement or other agreement with the Investment Adviser and GSAM portfolio managers. The Investment Adviser may purchase and redeem (sell) shares of the Fund on behalf of its clients’ accounts.
The minimum initial investment for Class R6 Shares is, generally, $1,000,000. There is no minimum subsequent investment for Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC, including banks, trust companies, brokers, registered investment advisers and other financial institutions authorized to accept, on behalf of the Fund, purchase orders and redemption requests placed by or on behalf of their customers (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 23 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 23 of the Prospectus.

Goldman Sachs Multi-Manager Real Assets Strategy Fund—Summary
Investment Objective
The Goldman Sachs Multi-Manager Real Assets Strategy Fund (the "Fund") seeks to provide long-term capital growth through investments related to real assets.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.16%
Total Annual Fund Operating Expenses	1.16%
Fee Waiver and Expense Limitation[1]	(0.26%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.90%
1The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers; (ii) waive a portion of its management fee in an amount equal to any management fees it earns as an investment adviser to the affiliated funds in which the Fund invests based on the Fund’s investment in such affiliated funds; and (iii) limit total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.90% of average daily net assets. Because the amount of the waiver shown in the Fund’s expense table can fluctuate based on fees paid to the Fund’s Underlying Managers, the amount waived may vary from year to year. These arrangements will remain in effect through at least February 28, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same  (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$92	$343	$613	$1,386

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended October 31, 2021 was 96% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in “real assets”, which includes investments in companies and derivatives (futures, options, swaps and other instruments) that provide exposure to real assets. Real assets are defined broadly by the Fund and include any assets that have physical properties or inflation sensitive characteristics, such as energy, real estate, infrastructure, commodities, and inflation-linked or floating rate fixed income securities. “Inflation” is a sustained increase in prices that erodes the purchasing power of money. Assets with inflation sensitive characteristics are assets that benefit from rising real cash flows in periods of rising inflation. The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among multiple investment managers (“Underlying Managers”) who are unaffiliated with the Investment Adviser.
The Fund will primarily invest in a portfolio that includes one or more of the following asset classes: (i) equity securities of companies engaged in activities relating to real assets, including energy, real estate and infrastructure; (ii) fixed income securities linked to inflation metrics or with floating rate characteristics; and/or (iii) commodity-related investments. The asset classes in which the Fund is invested may vary over time based on the Investment Adviser’s market views, and the Fund may not be invested in all of these asset classes at a given time. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, rights and warrants, depositary receipts, real estate investment trusts (“REITs”), and exchange-traded funds (“ETFs”). The Fund may invest in securities issued by companies of any market capitalization and, from time to time, may invest in shares of companies through initial public offerings (“IPOs”). The Fund may invest in companies located throughout the world and there is no limit on the Fund’s investments in international securities or issuers in emerging markets. Fixed income securities in which the Fund may invest include inflation-linked bonds, floating rate loans, and/or structured products. Structured products are products whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices, or other financial indicators (the “Reference”) or relative change in two or more References. Investments in structured products may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.
The Fund may use leverage (e.g., by borrowing or through derivatives). The Fund may invest in derivatives for both hedging and non-hedging purposes (although an Underlying Manager may not be required to hedge any of the Fund’s positions or to use derivatives). The Fund’s derivative investments may include: (i) futures contracts, including futures based on securities and/or indices, interest rate futures, currency futures and swap futures; (ii) swaps, including currency, interest rate, total return, variance, credit default and security and/or index swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on securities and/or indices, currency forwards, interest rate forwards, swap forwards and non-deliverable forwards; and (v) other instruments, including structured securities, exchange-traded notes, and contracts for differences (“CFDs”). As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.
Although it does not currently intend to do so, the Fund may gain exposure to the commodities markets by investing in Cayman Commodity-MMRA, LLC, a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Investment Adviser and may be subadvised by one or more Underlying Managers. The Fund may also gain exposure to the commodities markets through investments in other investment companies, ETFs or other pooled investment vehicles.
The Fund will invest more than 25% of its total assets measured at the time of purchase (“Total Assets”) in the real estate group of industries.
The Investment Adviser or an Underlying Manager may pursue a sub-strategy with an objective of providing investment results that seek to correspond, before fees and expenses, to the performance of a specified index (an “index-tracking strategy”). From time to time, the Investment Adviser may also, for short or longer-term periods, select a transition manager to transition a portion of Fund assets from one Underlying Manager to another, or, at the direction of the Investment Adviser, to implement an index-tracking strategy. In addition, the Investment Adviser or an Underlying Manager, on behalf of the Fund, may obtain passive exposure to a particular sub-asset class by making an index-based investment (e.g., in an ETF).
Management Process
The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”). Under the exemptive order, the Investment Adviser has the ultimate responsibility, subject to oversight by the Fund’s Board of Trustees, to oversee the Underlying Managers and recommend their hiring, termination and replacement. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order.
The Investment Adviser determines the percentage of the Fund’s portfolio allocated to each Underlying Manager in order to seek to achieve the Fund’s investment objective. The Investment Adviser’s Multi-Asset Solutions Group (“MAS” or the “MAS Group”) is responsible for the Fund’s asset allocation, and the Investment Adviser’s Alternative Investments & Manager Selection Group (“AIMS” or the “AIMS Group”) is responsible for making recommendations with respect to hiring, terminating, or replacing the Fund’s Underlying Managers. With respect to the Fund, the MAS Group applies a risk-based approach to asset allocation that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner, and the AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction, and risk management.
Each Underlying Manager acts independently from the others and has discretion to invest its portion of the Fund’s (or Subsidiary’s) assets. Each Underlying Manager utilizes its own distinct investment style and investment process in buying and selling securities.

Additional Information
The Fund’s benchmark index is the Multi-Manager Real Assets Strategy Composite Dynamic Index, which is composed of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged). The constituent indexes of the Multi-Manager Real Assets Strategy Composite Dynamic Index are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Asset Allocation Risk. The Fund’s allocations to the various asset classes and to the Underlying Managers may cause the Fund to underperform other funds with a similar investment objective.
Commodity Sector Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked investments in which the Subsidiary may invest may involve counterparties in the financial services sector, and events affecting the financial services sector may cause the Subsidiary’s, and therefore the Fund’s, share value to fluctuate.
Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over the counter ("OTC") transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
Credit/Default Risk. An issuer or guarantor of fixed income securities  or instruments held by the Fund(which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities  or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.
Deflation Risk. The Fund will be subject to the risk that prices throughout the economy may decline over time, resulting in “deflation.” If this occurs, the principal and income of inflation protected securities (“IPS”) held by the Fund would likely decline in price, which could result in losses for the Fund.
Derivatives Risk. The Fund's use of options, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Dividend-Paying Investments Risk. The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income.
Expenses Risk. By investing in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs indirectly through the Fund, the investor will incur a proportionate share of the expenses of those other pooled investment vehicles, partnerships and REITs held by the Fund (including operating costs and investment management fees), in addition to the expenses of the Fund. The Fund’s multi-manager approach may also result in additional expenses.
Floating and Variable Rate Obligations Risk.  Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
LIBOR is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations. At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023.
The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging and frontier countries.
Geographic Risk. If the Fund focuses its investments in issuers located in a particular country or geographic region, the Fund may be subjected to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
Index/Tracking Error Risk.  To the extent that an index-tracking strategy or implementation of a sub-strategy by a transition manager is used with respect to a portion of the Fund’s assets, including through investment in an ETF that seeks to track an index or implementation of an index-tracking strategy, the Fund will be negatively affected by general declines in the securities and asset classes represented in the relevant index. There is no guarantee that the Fund, or relevant portion of the Fund, will achieve a high degree of correlation to the relevant index. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability, or the ability of an ETF in which it invests, to adjust its exposure to the required levels in order for the relevant portion of the Fund to track the relevant index. In addition, because that portion of the Fund is not “actively” managed, unless a specific security is removed from the relevant index, the Fund or an ETF in which it invests generally would not sell a security because the security’s issuer was in financial trouble. At times when an index-tracking strategy is used with respect to a portion of the Fund’s assets, the Fund’s performance could be lower than funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Industry Concentration Risk.  The Fund concentrates its investments in the real estate group of industries, which has historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.
Inflation Protected Securities Risk.  The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Initial Public Offering Risk.  The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's   NAV  and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Leverage Risk.  Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund's investment portfolio may be subject.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender or counterparty (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Market Risk. The value of the securities in which the Fund  invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

MAS Transactions Risk.  MAS, a business unit within GSAM, currently provides investment advisory services to certain client accounts in respect of which it has discretionary authority to effect investment decisions, as well as client accounts in respect of which it provides investment advice but does not have the discretion to effect investment decisions without the specific instruction of the clients. It is currently expected that certain MAS client accounts will invest in the Fund. Investments by MAS client accounts in the Fund may be made at any time and from time to time, could be substantial and could represent a substantial proportion of the Fund’s capital. As a result of GSAM’s position as Investment Adviser to the Fund and the investment advisory services provided to client accounts through MAS, GSAM may possess information relating to the Fund and MAS client accounts that it would not otherwise possess. Discretionary client accounts advised by MAS may, to the extent permitted by applicable law, purchase and redeem shares from the Fund on the basis of such knowledge, and other shareholders of the Fund, including non-discretionary client accounts advised by MAS, will not be informed of such purchases or redemptions. Redemptions by discretionary client accounts advised by MAS could have an adverse effect on the Fund and its other shareholders, including non-discretionary client accounts advised by MAS. In addition, MAS may effect subscriptions to and full or partial redemptions from the Fund for discretionary client accounts in advance of receiving directions from non-discretionary client accounts regarding such clients’ investments in the Fund, and non-discretionary client accounts may be adversely affected. See also “Large Shareholder Transactions Risk”.
Multi-Manager Approach Risk.  The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. Underlying Managers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that an Underlying Manager may purchase an investment for the Fund at the same time that another Underlying Manager sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that several Underlying Managers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.
The Investment Adviser and the Fund have received an exemptive order from the SEC that permits the Investment Adviser to engage additional Underlying Managers, to enter into subadvisory agreements with those Underlying Managers, and to materially amend any existing subadvisory agreement with Underlying Managers, upon the approval of the Board of Trustees and without shareholder approval.
Real Estate Industry Risk. Risks associated with investments in the real estate industry include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative underperformance and out-performance in comparison to equity securities markets in general.
REIT Risk.  REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Swaps Risk.  In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund or the Subsidiary to liquidate a swap position at an advantageous time or price, which may result in significant losses.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government securities will not have the funds to meet their payment obligations in the future.
Utilities Industry Group Risk.  Securities in the utilities industry group can be very volatile and can be impacted significantly by supply and demand for services or fuel, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit those companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their growth potential. Technological developments may lead to increased competition, which could impact a company’s performance.

Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class R6 Shares from year to year; and (b) how the average annual total returns of the Fund’s Class R6 Shares compare to the Multi-Manager Real Assets Strategy Composite Dynamic Index, a custom benchmark comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged), as weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling the phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS R6)

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	15.18%	March 31, 2019
Worst Quarter Return	-21.56%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	Since Inception	Inception Date
Class R6 Shares				6/30/2015
Returns Before Taxes	24.33%	9.30%	5.83%
Returns After Taxes on Distributions	22.39%	8.02%	4.74%
Returns After Taxes on Distributions and Sale of Fund Shares	15.05%	6.91%	4.22%
Multi-Manager Real Assets Strategy Composite Dynamic Index (reflects no deduction for fees or expenses)	23.74%	8.40%	7.02%
FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (reflects no deduction for fees or expenses)	26.42%	8.00%	7.18%
Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (reflects no deduction for fees or expenses)	19.87%	8.89%	6.75%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Investment Adviser Portfolio Managers:  Neill Nuttall, Managing Director and Co-Chief Investment Officer, MAS, has managed the Fund since June 2015; Betsy Gorton, Managing Director, AIMS, has managed the Fund since June 2015; Yvonne Woo, Managing Director, AIMS, has managed the Fund since August 2016; and Siwen Wu, Vice President, MAS, has managed the Fund since February 2021.
As of the date of the Prospectus, Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), Principal Real Estate Investors, LLC (“PrinREI”), PGIM Real Estate, a business unit of PGIM, Inc. (“PRE”), Presima Inc. (“Presima”) and RREEF America L.L.C. (“RREEF”) are the Underlying Managers (investment subadvisers) for the Fund.

Buying and Selling Fund Shares
Shares of the Fund are offered exclusively to institutional investors that have entered into an investment management agreement or other agreement with the Investment Adviser and GSAM portfolio managers. The Investment Adviser may purchase and redeem (sell) shares of the Fund on behalf of its clients’ accounts.
The minimum initial investment for Class R6 Shares is, generally, $1,000,000. There is no minimum subsequent investment for Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC, including banks, trust companies, brokers, registered investment advisers and other financial institutions authorized to accept, on behalf of the Fund, purchase orders and redemption requests placed by or on behalf of their customers (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 23 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 23 of the Prospectus.

Strategic Multi-Asset Class Funds –
Additional Summary Information

Tax Information
The Funds' distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase a Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

Investment Management Approach

INVESTMENT OBJECTIVE
The Multi-Manager Global Equity Fund seeks to provide long-term capital growth.
The Multi-Manager Non-Core Fixed Income Fund seeks a total return consisting of income and capital appreciation.
The Multi-Manager Real Assets Strategy Fund seeks to provide long-term capital growth through investments related to real assets.
Each Fund’s investment objective may be changed without shareholder approval upon 60 days notice.
PRINCIPAL INVESTMENT STRATEGIES
Multi-Manager Global Equity Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in equity investments of U.S. and non-U.S. companies. ETFs that provide exposure to such investments are treated as such investments for purposes of this policy. In addition, such investments may include futures, options, swaps and other instruments with similar economic exposures to equity investments of U.S. and non-U.S. companies. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
The Fund intends to have investments economically tied to at least three countries, including the United States, and may invest in the securities of issuers in emerging market countries.
In determining whether an issuer is economically tied to a particular country, the Investment Adviser or Underlying Managers will consider whether the issuer:
◼
Has a class of securities whose principal securities market is in that country;
◼
Has its principal office in that country;
◼
Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in that country;
◼
Maintains 50% or more of its assets in that country; or
◼
Is otherwise determined to be economically tied to that country by the Investment Adviser or Underlying Managers in their discretion. For example, the Investment Adviser or Underlying Managers may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Investment Adviser or Underlying Managers may rely on these classifications, they are not required to do so.
The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among multiple Underlying Managers who are unaffiliated with the Investment Adviser. Fund assets not allocated to Underlying Managers may be managed by the Investment Adviser. Underlying Managers are responsible for the day-to-day investment decisions for the portion of the Fund's assets that they manage, although the Investment Adviser may, in its sole discretion, develop performance benchmarks and investment guidelines with Underlying Managers, which may be changed or waived by the Investment Adviser in its sole discretion. Each Underlying Manager selected for the Fund may receive an allocation of the Fund’s assets for management. Such allocations are determined by the Investment Adviser in its sole discretion and assets managed by an Underlying Manager may be reallocated by the Investment Adviser, in its sole discretion, to any other Underlying Manager. The Investment Adviser retains the right to not allocate any Fund assets to a particular Underlying Manager. This means that at any given time, one or more Underlying Managers may have no allocation of Fund assets.
The Fund invests in a globally diversified portfolio of equity investments, which include common stocks, preferred stocks, securities convertible into stock, depositary receipts representing equity securities, securities that carry the right to buy common stocks (e.g., rights and warrants), derivatives linked to equity securities, and ETFs, futures and other instruments with similar economic exposures. Under normal circumstances, the Fund will invest no more than 25% of its total assets in emerging markets equity investments and no more than 30% of its total assets in small-capitalization companies, which for this purpose are companies with public stock market capitalizations of less than $1 billion. The Fund is otherwise not subject to any limits on the market capitalization of securities in which it may invest and, from time to time, may invest in shares of companies through IPOs.
The Fund may invest without limitation in securities or obtain exposure to securities that are denominated in currencies other than the U.S. dollar. The Fund may use currency management techniques, such as forward foreign currency contracts, for investment or hedging purposes.

Investment Management Approach
The Fund may use leverage (e.g., by borrowing or through derivatives). The Fund may invest in derivatives for both hedging and non-hedging purposes (although an Underlying Manager may not be required to hedge any of the Fund’s positions or to use derivatives). The Fund’s derivative investments may include: (i) futures contracts, including futures based on securities and/or indices and currency futures; (ii) swaps, including currency, total return, variance, and/or index swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; and (iv) forward contracts, including forwards based on securities and/or indices, currency forwards, swap forwards and non-deliverable forwards. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.
The Fund’s benchmark index is the MSCI ACWI IMI. This custom index comprises the MSCI ACWI IMI (which covers 9,309 constituents and includes large, mid, small and micro-cap size segments for all developed markets countries in the index together with large, mid and small cap size segments for the emerging markets countries) and a currency hedge on 50% of the non-U.S. developed markets exposures back to U.S. dollars.
Multi-Manager Non-Core Fixed Income Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities, which may be represented by forwards or other derivatives such as options, futures contracts or swap agreements. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. Fixed income securities include bonds, debentures and other types of fixed income securities and may have fixed or floating rates. ETFs that provide exposure to such investments are treated as such investments for purposes of this policy.
The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among multiple Underlying Managers who are unaffiliated with the Investment Adviser. Fund assets not allocated to Underlying Managers may be managed by the Investment Adviser. Underlying Managers are responsible for the day-to-day investment decisions for the portion of the Fund's assets that they manage, although the Investment Adviser may, in its sole discretion, develop performance benchmarks and investment guidelines with Underlying Managers, which may be changed or waived by the Investment Adviser in its sole discretion. Each Underlying Manager selected for the Fund may receive an allocation of the Fund’s assets for management. Such allocations are determined by the Investment Adviser in its sole discretion and assets managed by an Underlying Manager may be reallocated by the Investment Adviser, in its sole discretion, to any other Underlying Manager. The Investment Adviser retains the right to not allocate any Fund assets to a particular Underlying Manager. This means that at any given time, one or more Underlying Managers may have no allocation of Fund assets.
The Fund provides exposure primarily to “non-core fixed income” asset classes, which may include non-investment grade securities, loans and emerging markets debt. The Fund seeks to invest across a spectrum of income-yielding securities and may invest in all types of fixed income securities, including: (i) senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper); (ii) debt issued by governments, their agencies and instrumentalities, or by their central banks; (iii) loan participations and loan assignments; (iv) municipal securities; (v) mortgage-backed and asset-backed securities; (vi) collateralized debt, bond and loan obligations; and (vii) convertible bonds, including contingent convertible bonds. The Fund’s investments in loan participations and loan assignments may include, but are not limited to: (i) senior secured floating rate and fixed rate loans or debt (“Senior Loans”); (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”); and (iii) other types of secured or unsecured loans with fixed, floating or variable interest rates. Government securities in which the Fund may invest include securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). The Fund may invest without restriction as to issuer capitalization, credit rating, country or currency.
The Fund may invest without limitation in non-investment grade securities. Non-investment grade securities are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by an Underlying Manager to be of comparable quality, and are commonly referred to as “high yield bonds” or “junk bonds.”
The Fund may invest in sovereign and corporate debt securities and other instruments of foreign issuers, including issuers in emerging and frontier markets. Frontier markets are smaller, less mature, and less liquid than emerging markets. The Fund may invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.
The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt of the issuer of such equity securities is held by the Fund or when the equity securities are received by the Fund in connection with a corporate restructuring of an issuer.
The Fund may use leverage (e.g., by borrowing or through derivatives). The Fund may invest in derivatives for both hedging and non-hedging purposes (although an Underlying Manager may not be required to hedge any of the Fund’s positions or to use derivatives). The Fund’s derivative investments may include: (i) futures contracts, including futures based on securities and/or indices, interest rate futures, currency futures and swap futures; (ii) swaps, including currency, interest rate, total return, variance, credit default and security and/or index swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on securities and/or indices, currency forwards, interest rate forwards, swap forwards and non-deliverable forwards; and (v) other instruments, including structured securities, exchange-traded notes, and CFDs. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.
The Fund’s benchmark index is the Multi-Manager Non-Core Fixed Income Composite Dynamic Index, which is comprised of the Bloomberg Global High Yield Corporate Index (Gross, USD, Unhedged), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged), the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged), and the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged), as weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. The Bloomberg Global High Yield Corporate Index (Gross, USD, Unhedged) is a broad-based measure of the global corporate high-yield fixed income markets. The Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. The J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) is a comprehensive local emerging markets index, consisting of regularly traded, fixed-rate, local currency government bonds.
Multi-Manager Real Assets Strategy Fund
The Fund invests primarily in “real assets”, which includes investments in companies and derivatives (futures, options, swaps, and other instruments) that provide exposure to real assets. Real assets are defined broadly by the Fund and include any assets that have physical properties or inflation sensitive characteristics, such as energy, real estate, infrastructure, commodities, and inflation-linked or floating rate fixed income securities. “Inflation” is a sustained increase in prices that erodes the purchasing power of money. Assets with inflation sensitive characteristics are assets that benefit from rising real cash flows in periods of rising inflation.
The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among multiple Underlying Managers who are unaffiliated with the Investment Adviser. Fund assets not allocated to Underlying Managers may be managed by the Investment Adviser. Underlying Managers are responsible for the day-to-day investment decisions for the portion of the Fund's assets that they manage, although the Investment Adviser may, in its sole discretion, develop performance benchmarks and investment guidelines with Underlying Managers, which may be changed or waived by the Investment Adviser in its sole discretion. Each Underlying Manager selected for the Fund may receive an allocation of the Fund’s assets for management. Such allocations are determined by the Investment Adviser in its sole discretion and assets managed by an Underlying Manager may be reallocated by the Investment Adviser, in its sole discretion, to any other Underlying Manager. The Investment Adviser retains the right to not allocate any Fund assets to a particular Underlying Manager. This means that at any given time, one or more Underlying Managers may have no allocation of Fund assets.
The Fund will primarily invest in a portfolio that includes one or more of the following asset classes: (i) equity securities of companies engaged in activities relating to real assets, including energy, real estate and infrastructure; (ii) fixed income securities linked to inflation metrics or with floating rate characteristics; and/or (iii) commodity-related investments. The asset classes in which the Fund is invested may vary over time based on the Investment Adviser’s market views, and the Fund may not be invested in all of these asset classes at a given time. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, rights and warrants, depositary receipts, REITs, and ETFs. The Fund may invest in securities issued by companies of any market capitalization and, from time to time, may invest in shares of companies through IPOs. The Fund may invest in companies located throughout the world and there is no limit on the Fund’s investments in international securities or issuers in emerging markets. Fixed income securities in which the Fund may invest include inflation-linked bonds, floating rate loans, and/or structured products. Structured products are products whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices, or other financial indicators (the “Reference”) or relative change in two or more References. Investments in structured products may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.
The Fund may use leverage (e.g., by borrowing or through derivatives). The Fund may invest in derivatives for both hedging and non-hedging purposes (although an Underlying Manager may not be required to hedge any of the Fund’s positions or to use derivatives). The Fund’s derivative investments may include: (i) futures contracts, including futures based on securities and/or indices, interest rate futures, currency futures and swap futures; (ii) swaps, including currency, interest rate, total return, variance, credit default and security and/or index swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including

Investment Management Approach
forwards based on securities and/or indices, currency forwards, interest rate forwards, swap forwards and non-deliverable forwards; and (v) other instruments, including structured securities, exchange-traded notes, and CFDs. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.
Although it does not currently intend to do so, the Fund may gain exposure to the commodities markets by investing in the Subsidiary. The Subsidiary is advised by the Investment Adviser and may be subadvised by one or more Underlying Managers. The Fund may also gain exposure to the commodities markets through investments in other investment companies, ETFs or other pooled investment vehicles.
The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may obtain its commodity exposure by investing in commodity-linked derivative instruments (including, but not limited to, commodity futures, commodity options and commodity-linked swaps). Commodity futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of, or economic exposure to the price of, a commodity or a specified basket of commodities at a future time. An option on commodities gives the purchaser the right (and the writer of the option the obligation) to assume a position in a commodity or a specified basket of commodities at a specified exercise price within a specified period of time. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of commodity-linked derivatives will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked derivatives expose the Subsidiary and the Fund economically to movements in commodity prices. Such instruments may be leveraged so that small changes in the underlying commodity prices would result in disproportionate changes in the value of the swaps. The Subsidiary may obtain long and/or short exposure to commodities. Neither the Fund nor the Subsidiary invests directly in physical commodities. The Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).
The Fund will invest more than 25% of its Total Assets in the real estate group of industries.
THIS FUND CONCENTRATES ITS INVESTMENTS IN THE REAL ESTATE GROUP OF INDUSTRIES, AND ITS NET ASSET VALUE (NAV) MAY FLUCTUATE SUBSTANTIALLY OVER TIME. BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN THESE INDUSTRIES, THE FUND’S PERFORMANCE MAY BE SUBSTANTIALLY DIFFERENT FROM THE RETURNS OF THE BROADER STOCK MARKET.
The Fund’s benchmark index is the Multi-Manager Real Assets Strategy Composite Dynamic Index, which is composed of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged), as weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITs worldwide. The index incorporates REITs and Real Estate Holding & Development companies. The Dow Jones Brookfield Global Infrastructure Index intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.
Management Process
The Investment Adviser and each Fund have received an exemptive order from the SEC that permits the Investment Adviser to engage additional Underlying Managers, to enter into subadvisory agreements with those Underlying Managers, and to amend materially any existing subadvisory agreements with Underlying Managers, upon the approval of the Board of Trustees and without shareholder approval. The initial shareholder of each Fund has approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order.
The Investment Adviser determines the percentage of each Fund’s portfolio allocated to each Underlying Manager in order to seek to achieve the Fund’s investment objective. The Investment Adviser’s MAS Group is responsible for each Fund’s asset allocation, and the Investment Adviser’s AIMS Group is responsible for making recommendations with respect to hiring, terminating, or replacing each Fund’s Underlying Managers.
The MAS Group—comprised of a number of professionals with deep and varied backgrounds—is GSAM’s dedicated team responsible for designing, implementing, and managing multi-asset class portfolios. MAS utilizes a proprietary asset allocation model that provides estimations of medium- and long-term risks, returns, and correlations across a large number of asset classes and investment strategies as an input to its multi-asset class allocation work for a diverse set of clients globally. For all its clients, and with respect to the Funds, MAS applies a risk-based approach to asset allocation that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. With respect to the Multi-Manager Global Equity Fund, the MAS Group will also provide risk management services by managing a passive currency overlay, which is designed to hedge exposure to non-U.S. currencies by selling the currencies in which the Fund’s equity securities are traded and investing in the U.S. dollar. The currency overlay seeks to minimize unintended currency exposures for the Fund. The MAS Group will also manage a beta completion mandate on behalf of the Fund, which seeks to systematically manage the Fund’s overall beta levels to a specified target by purchasing or selling derivatives contracts. “Beta” is a measurement of volatility compared with that of a broader market index. With respect to the Multi-Manager Non-Core Fixed Income Fund, the MAS Group may provide risk management services by managing a passive currency overlay, as described above.
The AIMS Group manages over $342 billion of client assets and provides investors with investment and advisory solutions across third-party hedge fund managers, private equity funds, real estate managers, public equity strategies, and fixed income strategies. The AIMS Group manages globally diversified programs, targeted sector-specific strategies, customized portfolios, and provides a range of advisory services. The AIMS Group is comprised of a number of professionals with diverse and relevant professional experience capitalizing on GSAM’s global network and industry experience. Headquartered in New York with offices around the world, the AIMS Group provides manager diligence, portfolio construction, risk management, and liquidity solutions to investors, drawing on Goldman Sachs’ market insights and risk management expertise. With respect to the Funds, the AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction, and risk management. The manager due diligence process includes both qualitative and quantitative analysis on each potential Underlying Manager. The factors employed to evaluate the managers that are ultimately selected have been developed over years and are informed by thousands of manager diligences. These factors include, among others, business stability, succession planning, team development, past and expected investment performance, ability to navigate in varying market conditions, risk management techniques, and liquidity of investments. In addition, the AIMS Group has a dedicated team to assess the operational integrity and controls as part of the due diligence process.
In addition to the traditional factors discussed above, the AIMS Group may also consider environmental, social, and governance (“ESG”) factors in its selection and ongoing oversight of managers. For example, the AIMS Group may consider, among other things, a manager’s culture and its commitment to ESG investments, the extent to which a manager integrates ESG factors into its investment philosophy and investment processes, and the extent to which a manager engages with issuers on ESG matters. The manager due diligence process utilized by the AIMS Group considers a wide range of factors, and no one factor or consideration is determinative.
The AIMS Group is also engaged in portfolio construction and dynamic rebalancing of the assets allocated to Underlying Managers in the Funds. The team’s portfolio construction process combines judgment with quantitative tools and focuses on diversification by selecting multiple managers who employ diverse approaches to a variety of strategies. The AIMS Group focuses on an Underlying Manager’s return expectations, contribution to risk, liquidity, and fit within the Funds. Furthermore, the AIMS Group seeks to employ an active risk management process that includes regular monitoring of the Underlying Managers and in-depth factor, scenario, and exposure analyses of the Funds.
GSAM leverages the resources of Goldman Sachs subject to legal, internal, and regulatory restrictions.
Each Underlying Manager acts independently from the others and has discretion to invest its portion of a Fund’s (or, if applicable, Subsidiary’s) assets. Each Underlying Manager utilizes its own distinct investment style and investment process in buying and selling securities.
All Funds
The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, each Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by S&P Global Ratings (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”), or having a comparable credit rating from another NRSRO (or if unrated, determined by an Underlying Manager to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
The Investment Adviser or an Underlying Manager may pursue an index-tracking strategy. From time to time, the Investment Adviser may also, for short or longer-term periods, select a transition manager to transition a portion of Fund assets from one Underlying Manager to another, or, at the direction of the Investment Adviser, to implement an index-tracking strategy. In addition, the Investment Adviser or an Underlying Manager, on behalf of a Fund, may obtain passive exposure to a particular sub-asset class by making an index-based investment (e.g., in an ETF).
References in the Prospectus to a Fund’s benchmark or benchmarks are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

Investment Management Approach
ADDITIONAL FEES AND EXPENSES INFORMATION
“Acquired Fund Fees and Expenses,” if any, reflect the expenses (including the management fees) that may be incurred by a Fund through its ownership of shares in other investment companies and the Multi-Manager Real Assets Strategy Fund as the sole shareholder of the Subsidiary.
OTHER INVESTMENT PRACTICES AND SECURITIES
Although each Fund’s principal investment strategies are described in the Fund’s Summary—Principal Investment Strategies and Investment Management Approach—Principal Investment Strategies sections of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by each Fund in seeking to achieve its investment objective. The Funds may be subject to additional limitations on their investments not shown here. Numbers in these tables show allowable usage only; for actual usage, consult each Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.
Each Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a sixty calendar-day lag between the date of the information and the date on which the information is disclosed. Each Fund may disclose portfolio holdings information more frequently. In addition, a description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).
10 Percent of total assets (italic type)
10 Percent of net assets (excluding borrowings for investment purposes)
•  No specific percentage limitation on usage;
limited only by the objective and strategies of the Fund
	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Investment Practices
Borrowings	33 1∕3	33 1∕3	33 1∕3
Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps and Options on Swaps	•	•	•
Cross Hedging of Currencies	•	•	•
Custodial Receipts and Trust Certificates	•	•	•
Foreign Currency Transactions (including forward contracts)	•	•	•
Futures Contracts and Options and Swaps on Futures Contracts (including index futures)	•	•	•
Illiquid Investments*	15	15	15
IPOs	•		•
Interest Rate Caps, Floors and Collars	•	•	•
Investment Company Securities (including ETFs)**	10	10	10
Options (including Options on Futures)[1]	•	•	•
Options on Foreign Currencies[2]	•	•	•
Preferred Stock, Warrants and Stock Repurchase Rights	•	•	•
Repurchase Agreements	•	•	•
Reverse Repurchase Agreements (for investment purposes)		•	•
Short Sales	•		•
Short Sales Against the Box	•		•
Unseasoned Companies	•	•	•
When-Issued Securities and Forward Commitments	•	•	•
*
Illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
**
This percentage limitation does not apply to a Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
1
The Funds may sell call and put options and purchase call and put options on securities and securities indices in which they may invest.
2
The Funds may purchase and sell call and put options on foreign currencies.

10 Percent of total assets (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage;
limited only by the objective and strategies of the Fund
	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Investment Securities
American, European and Global Depository Receipts	•		•
Asset-Backed Securities	•[1]	•	•
Bank Obligations[2]	•[1]	•	•
Collateralized Loan Obligations and Other Collateralized Debt Obligations	•[1]	•	•
Commodity-Linked Derivative Investments			•
Convertible Securities	•	•	•
Corporate Debt Obligations and Trust Preferred Securities	•[1]	•	•
Emerging Country Securities	25	•	•
Equity Investments	80+[4]	20	•
Fixed Income Securities	20	80+[5]	•
Floating and Variable Rate Obligations	•[1]	•	•
Foreign Government Securities	•[1]	•	•
Foreign Securities	•	•	•
Inflation Protected Securities		•	•
Loans and Loan Participations	•[1]	•	•
Master Limited Partnerships	•		•
Mortgage Backed Securities
Adjustable Rate Mortgage Loans	•[1]	•	•
Collateralized Mortgage Obligations	•[1]	•	•
Fixed Rate Mortgage Loans	•[1]	•	•
Government Issued Mortgage-Backed Securities	•[1]	•	•
Multiple Class Mortgage-Backed Securities	•[1]	•	•
Privately-Issued Mortgage Backed Securities	•[1]	•	•
Stripped Mortgage Backed Securities	•[1]	•	•
Non-Investment Grade Fixed Income Securities[3]	•[1]	•	•
REITs	•		•
Second Lien Loans		•
Senior Loans		•
Small-Capitalization Securities	30		•
Structured Securities (which may include equity- or credit-linked notes)	•	•	•
Subsidiary Shares			25
Taxable Municipal Securities		•
Tax-Free Municipal Securities		•
Temporary Investments	•	•	•
U.S. Government Securities	•[1]	•	•
Yield Curve Options and Inverse Floating Rate Securities	•[1]	•	•
Zero Coupon, Deferred Interest and Pay-in-Kind Bonds	•[1]	•	•
1
Limited by the amount the Fund invests in fixed income securities.
2
Issued by U.S. or foreign banks.
3
May be BB+ or lower by Standard & Poor’s, Ba1 or lower by Moody’s or have a comparable credit rating by another NRSRO at the time of investment.
4
The Fund will, under normal circumstances, invest at least 80% of its Net Assets in equity investments, which may include ETFs, and also may include futures and other instruments with similar economic exposures.
5
The Fund will, under normal circumstances, invest at least 80% of its Net Assets in fixed income securities, which may be represented by forwards or other derivatives such as options, futures contracts or swap agreements.

Risks of the Funds
Loss of money is a risk of investing in the Fund (which, for the remainder of this Prospectus, refers to one or more of the Funds offered in this Prospectus). The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. Investors should carefully consider these risks before investing. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
The investment program of the Multi-Manager Real Assets Strategy Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested. Moreover, certain investment techniques which the Fund may employ in its investment program can substantially increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of the Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of the Fund will be exercised in a manner that is successful or that is not adverse to the Fund.

✓ Principal Risk • Additional Risk	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Absence of Regulation	•	•	•
Asset Allocation	✓	✓	✓
BRICS	•	•	•
Call/Prepayment	•	✓	•
Collateralized Loan Obligations and Other Collateralized Debt Obligations		✓
Commodity Sector			✓
Conflict of Interest		•
Counterparty	•	•	✓
Credit/Default	•	✓	✓
Deflation			✓
Derivatives	✓	✓	✓
Distressed Debt		✓
Dividend-Paying Investments			✓
Emerging Countries	✓	✓	✓
ESG Integration Risk	•	•	•
Expenses	✓	✓	✓
Extension	•	✓	•
Floating and Variable Rate Obligations	•	✓	✓
Foreign	✓	✓	✓
Geographic	✓	✓	✓
Index/Tracking Error	✓	✓	✓
Industry Concentration			✓
Inflation Protected Securities			✓
Initial Public Offering	✓		✓
Interest Rate	•	✓	✓
Investment Style	✓	•	✓
Large Shareholder Transactions	✓	✓	✓
Leverage	✓	✓	✓
Liquidity	✓	✓	✓
Loan-Related Investments	•	✓	✓
Management and Model	✓	•	•
Market	✓	✓	✓
Master Limited Partnership	•		•
Mid-Cap and Small-Cap	✓		✓
Mortgage-Backed and Other Asset-Backed Securities	•	✓	•
MAS Transactions	✓	✓	✓
Multi-Manager Approach	✓	✓	✓
Municipal Securities		•
NAV	•	•	•
Non-Hedging Foreign Currency Trading	•	✓	•
Non-Investment Grade Fixed Income Securities	•	✓	•
Portfolio Turnover Rate		•	•
Real Estate Industry			✓
REIT	•		✓
Short Position	•		•
Sovereign Default
Economic	•	✓	•
Political	•	✓	•
Repayment	•	✓	•
Stock	✓		✓
Subsidiary			•
Swaps	•	✓	✓
Tax			•
Tax Consequences			•
U.S. Government Securities	•	✓	✓
Utilities Industry Group			✓

Risks of the Funds
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Absence of Regulation Risk —The Fund engages in OTC transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets (in which option contracts and certain options on swaps are generally traded) than of transactions entered into on organized exchanges.
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Asset Allocation Risk —The Fund’s allocations to the various asset classes and to the Underlying Managers may cause the Fund to underperform other funds with a similar investment objective. It is possible that the Investment Adviser will allocate Fund assets to Underlying Managers that focus on an asset class that performs poorly or underperforms other investments under various market conditions.
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BRICS Risk—Investing in Brazil, Russia, India, China and South Africa (“BRICS”) involves a higher degree of risk and special considerations not typically associated with investing in more established economies or securities markets. The economies, industries, securities and currency markets of Brazil, Russia, India, China and South Africa may be adversely affected by protectionist trade policies, slow economic activity worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.
Brazil. Investments in Brazil are subject to political risks including governmental restrictions on the outflow of profits to investors abroad, restrictions on the exchange or export of Brazilian currency, seizure of foreign investment and imposition of high taxes. Since the Brazilian securities markets are smaller, less liquid and more volatile than domestic markets, buying and selling investments may be more difficult and costly. Brazilian issuers generally differ from U.S. public issuers in the lack of comparable publicly available information; disclosure, regulatory, accounting, auditing and financial standards; government regulation; and legal remedies for investors. Brazil’s economy outweighs that of all other South American countries and is characterized by large and well-developed agricultural, mining, manufacturing and service sectors. A significant economic vulnerability is the government’s large debt in relation to Brazil’s small (but growing) export base.
Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, regional armed conflict, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation, and the imposition of exchange controls, sanctions, confiscations and other government restrictions by Russia, the United States or other governments. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. Ownership of shares in Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the Fund’s ownership rights could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for more than 80% of exports, leaving the country vulnerable to swings in world prices.
India. Investing in India involves a higher degree of risk and special considerations not typically associated with investing in more established economies or securities markets. The Fund’s investment exposure to India will subject the Fund to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events and natural disasters which may occur in India. The economy, industries, and securities and currency markets of India may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, competition from Asia’s other low-cost emerging economics political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S. Securities laws in India are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth.
Investments in India are subject to risks of greater political, economic and social uncertainty; greater price volatility and less liquidity; less publicly available company disclosure; difficulty in enforcing judgments; restrictions on foreign investment and expropriation of capital; exchange control regulations; currency exchange rate fluctuations; and higher rates of inflation. India’s economy encompasses traditional village farming, modern agriculture, handicrafts, a wide range of modern industries, and a multitude of services. Services are the major source of economic growth, accounting for half of India’s output with less than one quarter of its labor force. About two-thirds of the workforce is in agriculture. Despite strong growth, the World Bank and others express concern about the combined state and federal budget deficit.

Regulations in India prescribe rules for the transfer of Indian securities between Indian and non-Indian security holders. Such transfers may require the approval of either the Indian government or the Reserve Bank of India. Only foreign portfolio investors (“FPIs”) are permitted to make direct investments in exchange-traded Indian securities. FPIs are required to register with a designated depository participant in India on behalf of the Securities and Exchange Board of India (“SEBI”) and, once registered, they are permitted to invest directly in Indian securities. Each of the Multi-Manager Global Equity Fund and the Multi-Manager Real Assets Strategy Fund are registered as an FPI. Such Fund’s continued ability to invest in India is dependent on its continuing to meet current and future requirements placed on FPIs by SEBI. If such Fund were to fail to meet applicable requirements in the future, the Fund would no longer be permitted to invest directly in Indian securities. FPIs are required to observe certain investment restrictions, including an account ownership ceiling of 10% of the total issued share capital of any one company. The shareholdings of all registered FPIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed a specified percentage of the issued share capital of any one company (subject to that company’s approval).
Income, gains and initial capital with respect to investments in exchange-traded Indian securities are freely repatriable, subject to payment of applicable Indian taxes. A tax is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases may also be taxed. Securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest and on dividends.
China. Investing in Greater China involves a higher degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund’s investment exposure to Greater China may subject the Fund, to a greater extent than if investments were made in developed countries, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events and natural disasters which may occur in the China region.
In addition to the general risks applicable to BRICS described above, the economy, industries, and securities and currency markets of Greater China are particularly vulnerable to the region’s dependence on exports and international trade and increasing competition from Asia’s other low-cost emerging economies. The imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from Mainland China may also have an adverse impact on Chinese issuers. In addition, currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries have had, and may continue to have, negative effects on the economies and securities markets of Greater China.
The securities markets of Mainland China and Taiwan are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility, and potentially fewer investment opportunities for the Fund. The universe of share issues currently available to foreign investors in Mainland China may be limited as compared with the universe of equity securities available in other markets. The government of the People’s Republic of China exercises significant control over the economy in Mainland China, and may at any time alter or discontinue economic reforms. Investments in Greater China are subject to the risk of confiscatory taxation, nationalization or expropriation of assets, potentially frequent changes in the law, and imperfect information because companies in the China region may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The willingness and ability of the Chinese government to support markets is uncertain. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China with respect to Mainland China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact the Fund’s investments in Taiwan and Hong Kong
South Africa. Investing in South Africa involves a higher degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund’s investment exposure to South Africa may subject the Fund, to a greater extent than if investments were made in developed countries, to the social, political and economic risks specific to South Africa. Issues such as economic inequality, unemployment, inadequate access to health care, limited economic opportunity, political corruption, and other financial constraints, continue to present obstacles to full economic development. Additionally, the South African economy is heavily dependent on its agriculture and mining sectors, and is therefore susceptible to fluctuations in the commodity markets. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.
◼
Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
◼
Collateralized Loan Obligations and Other Collateralized Debt Obligations Risk—The Fund may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior

Risks of the Funds
unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are categorized as senior, mezzanine and subordinated/ equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying collateral and may be rated investment grade. Despite the protection from the equity and mezzanine tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. A Fund’s investments in CLOs primarily consist of investment grade tranches.
Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid investments and may have limited independent pricing transparency. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by the Fund as liquid investments.
A Fund may also invest in collateralized debt obligations (“CDOs”), which are structured similarly to CLOs, but are backed by pools of assets that are debt securities (rather than being limited only to loans), typically including bonds, other structured finance securities (including other asset-backed securities and other CDOs) and/or synthetic instruments. Like CLOs, the risks of an investment in a CDO depend largely on the type and quality of the collateral securities and the tranche of the CDO in which the Fund invests. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
◼
Commodity Sector Risk—Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, business, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Commodity-linked investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate. Although investments in commodities typically move in different directions than traditional equity and debt securities, when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
◼
Conflict of Interest Risk—Affiliates of the Investment Adviser may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the loan obligations market may restrict the Multi-Manager Non-Core Fixed Income Fund’s ability to acquire some loan obligations or affect the timing or price of such acquisitions. Also, because the Investment Adviser or an Underlying Manager may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
◼
Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with certain OTC transactions. Therefore, in those instances in which the Fund enters into certain OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. However, recent regulatory developments require margin on certain uncleared OTC transactions which may reduce, but not eliminate, this risk. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants ("FCMs") on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser.
◼
Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.
◼
Deflation Risk—The Multi-Manager Real Assets Strategy Fund will be subject to the risk that prices throughout the economy may decline over time, resulting in “deflation”. If this occurs, the principal and income of inflation-protected fixed income securities held by the Fund would likely decline in price, which could result in losses for the Fund.
◼
Derivatives Risk—The Fund’s use  of options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counter-party risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.
The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If an Underlying Manager is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by an Underlying Manager to replicate the performance of a particular asset class may not accurately track the performance of that asset class.
As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A. As discussed in more detail in Appendix A and the SAI, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed therein.
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Distressed Debt Risk—When the Multi-Manager Non-Core Fixed Income Fund invests in obligations of financially troubled companies (sometimes known as “distressed” securities), there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than a Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, a Fund may be required to sell its investment at a loss or hold its investment pending bankruptcy proceedings in the event the issuer files for bankruptcy.
◼
Dividend-Paying Investments Risk—The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon

Risks of the Funds
market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.
◼
Emerging Countries Risk—Investments in securities of issuers located in, or otherwise economically tied to, emerging countries are subject to the risks associated with investments in foreign securities. The securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, and have smaller market capitalizations. In addition, emerging markets and frontier countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. These risks are not normally associated with investments in more developed countries. These risks may be greater for frontier markets. For more information about these risks, see Appendix A.
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ESG Integration Risk—The Investment Adviser may consider ESG factors in its selection and ongoing oversight of managers, in addition to traditional factors. The relevance and weightings of specific ESG factors to or within the manager selection and oversight process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When ESG factors are evaluated during the manager selection and oversight process, the Investment Adviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the ability to consider ESG factors in the manager selection and oversight process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and judgmental assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG information. ESG factors may not be considered for each and every manager that is evaluated and/or selected, and there is no guarantee that the consideration of ESG factors in the manager selection process will result in the selection of managers with positive ESG characteristics. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to evaluating ESG factors. As a result, the Investment Adviser may select managers that do not reflect the beliefs and values of any particular investor. The Investment Adviser’s approach to evaluating ESG factors during the manager selection and oversight process may evolve and develop over time, both due to a refinement of processes to address the evaluation of ESG factors, and because of legal and regulatory developments.
◼
Expenses Risk—By investing in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs indirectly through a Fund, the investor will incur not only a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Fund (including operating costs and investment management fees), in addition to the expenses of the Fund. A Fund’s multi-manager approach may result in additional expenses.
◼
Extension Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.
◼
Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023. The unavailability  or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV.
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Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets; greater volatility; and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls (including repatriation restrictions), sanctions, foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The Fund or an Underlying Manager may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which the Fund may invest have caused, or may in the future cause, significant volatility in financial markets. For example, the United Kingdom (“UK”) withdrew from the European Union (“EU”) on January 31, 2020 (commonly known as “Brexit”), which has resulted in ongoing market volatility and caused additional market disruption on a global basis. The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the EU-UK relationship remain subject to further negotiation. Although the full effects of Brexit are unknown at this time, Brexit may continue to result in fluctuations of exchange rates, increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of the Fund’s assets are subject. These and other geopolitical developments could negatively impact the value of the Fund’s investments.
The Fund's investments in foreign securities may also be subject to foreign currency risk, the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund may have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.
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Geographic Risk—If  the Fund focuses its investments in securities of issuers located in a particular country or geographic region,  the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
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Index/Tracking Error Risk—To the extent that an index-tracking strategy or implementation of a sub-strategy by a transition manager is used with respect to a portion of the Fund’s assets, including through investment in an ETF that seeks to track an index or implementation of an index-tracking strategy, the Fund will be negatively affected by general declines in the securities and asset classes represented in the relevant index. There is no guarantee that the Fund, or any relevant portion of the Fund, will achieve a high degree of correlation to the relevant index. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability, or the ability of an ETF in which the Fund invests, to adjust its exposure to the required levels in order for the relevant portion of the Fund to track the relevant index. In addition, because that portion of the Fund is not “actively” managed, unless a specific security is removed from the relevant index, the Fund or an ETF in which it invests generally would not sell a security because the security’s issuer was in financial trouble. At times when an index-tracking strategy is used with respect to a portion of the Fund’s assets, the Fund’s performance could be lower than funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
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Industry Concentration Risk—The Multi-Manager Real Assets Strategy Fund concentrates its investments in the real estate group of industries, which has historically experienced substantial price volatility. Concentrating Fund investments in issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Risks of the Funds
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Inflation Protected Securities Risk—The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. Although the principal value of IPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if a Fund purchases IPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.If inflation is lower than expected during the period the Fund holds an IPS, the Fund may earn less on the security than on a conventional bond.
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Initial Public Offering Risk—The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may invest in shares issued in an IPO. The market value of shares issued in an IPO will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
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Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Interest rates in the United States are currently at historically low levels. Certain countries have experienced negative interest rates on certain fixed-income instruments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.
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Investment Style Risk—Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
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Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
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Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund's investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund's investment portfolio may be subject.
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Liquidity Risk——The Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than a Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.
Because the Fund may invest in non-investment grade fixed income securities, small- and mid-capitalization stocks, REITs and/or emerging country issuers, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in the Prospectus or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund's NAV and dilute remaining investors’ interests.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund's shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund's liquidity risk and may impact the Fund's NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, certain participating insurance companies, accounts or Goldman Sachs affiliates and other shareholders, whose buy-sell decisions are controlled by a single decision-maker.
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Loan-Related Investments Risk—In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities, and an Underlying Manager relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of a Fund to realize full value in the event of the need to sell a loan investment may be impaired by the lack of an active trading market for certain loans or adverse market conditions limiting liquidity. Loan obligations are not traded on an exchange, and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from a credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available). The Fund may also hold a larger position in cash and cash items to limit the impact of extended trade settlement periods, which may adversely impact the Fund's performance. In addition, substantial increases in interest rates may cause an increase in loan obligation defaults.
Affiliates of the Investment Adviser may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of such affiliates in the loan markets may restrict the Fund's ability to acquire certain loans, affect the timing of such acquisition, or affect the price at which the loan is acquired.
With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.

Risks of the Funds
Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Nevertheless, Senior Loans are usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
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Management and Model Risk—A strategy implemented by an Underlying Manager may fail to produce the intended results. Certain Underlying Managers may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, the speed that market conditions change and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). The use of proprietary quantitative models could be adversely impacted by unforeseeable software or hardware malfunction and other technological failures, power loss, software bugs, malicious code such as “worms,” viruses or system crashes or various other events or circumstances within or beyond the control of the Investment Adviser. Certain of these events or circumstances may be difficult to detect.

Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market movements, the nature or size of which are inconsistent with the historical performance of individual markets and their relationship to one another or to other macroeconomic events. Models also rely heavily on data that may be licensed from a variety of sources, and the functionality of the models depends, in part, on the accuracy of voluminous data inputs. There is no guarantee that an Underlying Manager’s use of quantitative models will result in effective investment decisions for the Fund. An Underlying Manager may occasionally make changes to the selection or weight of individual securities, currencies or markets in the Fund, as a result of changes to a quantitative model, the method of applying that model, or the judgment of the Underlying Manager. Commonality of holdings across quantitative money managers may amplify losses.
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Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund's investments may be overweighted from time to time in one or more sectors  or countries, which will increase the Fund's exposure to risk of loss from adverse developments affecting those sectors  or countries.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
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Master Limited Partnership Risk— The Fund’s investments in securities of a Master Limited Partnership (“MLP”) involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of the Fund's investment in the MLP and lower income to the Fund.
Under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to taxable income from MLPs. Currently, there is not a regulatory mechanism for regulated investment companies such as the Funds to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in MLPs would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs held indirectly if any through the Funds would not be eligible for the 20% deduction for their share of such taxable income.
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Mid-Cap and Small-Cap Risk—The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks become.
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Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.
The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may invest in mortgage-backed securities issued by the U.S. Government (see “U.S. Government Securities Risk”). To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.
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MAS Transactions Risk—MAS, a business unit within GSAM, currently provides investment advisory services to certain client accounts in respect of which it has discretionary authority to effect investment decisions, as well as client accounts in respect of which it provides investment advice but does not have the discretion to effect investment decisions without the specific instruction of the clients. It is currently expected that certain MAS client accounts will invest in the Funds. Investments by MAS client accounts in a Fund may be made at any time and from time to time, could be substantial and could represent a substantial proportion of a Fund’s capital. As a result of GSAM’s position as Investment Adviser to a Fund and the investment advisory services provided to client accounts through MAS, GSAM may possess information relating to a Fund and MAS client accounts that it would not otherwise possess. Discretionary client accounts advised by MAS may, to the extent permitted by applicable law, purchase and redeem shares from a Fund on the basis of such knowledge, and other shareholders of the Fund, including non-discretionary client accounts advised by MAS, will not be informed of such purchases or redemptions. Redemptions by discretionary client accounts advised by MAS could have an adverse effect on a Fund and its other shareholders, including non-discretionary client accounts advised by MAS. In addition, MAS may effect subscriptions to and full or partial redemptions from a Fund for discretionary client accounts in advance of receiving directions from non-discretionary client accounts regarding such clients’ investments in a Fund, and non-discretionary client accounts may be adversely affected. See also “Large Shareholder Transactions Risk.”
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Multi-Manager Approach Risk—The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be

Risks of the Funds
complementary. Underlying Managers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that an Underlying Manager may purchase an investment for the Fund at the same time that another Underlying Manager sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that several Underlying Managers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or FCMs on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser. Some Underlying Managers have little experience managing registered investment companies which, unlike the private funds these Underlying Managers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of a Fund’s investment program by the Fund’s Investment Adviser, each Underlying Manager is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law. The Investment Adviser and the Fund have received an exemptive order from the SEC that permits the Investment Adviser to engage additional Underlying Managers, to enter into subadvisory agreements with those Underlying Managers, and to materially amend any existing subadvisory agreement with Underlying Managers, upon the approval of the Board of Trustees and without shareholder approval.
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Municipal Securities Risk—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. Municipal securities are subject to the risk that the Internal Revenue Service may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security.
With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
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NAV Risk—The NAV of the Fund and the value of your investment will fluctuate.
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Non-Hedging Foreign Currency Trading Risk—The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund’s Underlying Managers may purchase or sell foreign currencies through the use of forward contracts based on the applicable Underlying Manager’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Underlying Manager seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. An Underlying Manager may also purchase or sell forward contracts to hedge the currency risk exposure that occurs when the Fund invests in foreign securities. When engaging in a currency risk management strategy, the Underlying Manager may trade forward contracts to reduce the risk of adverse changes in exchange rates. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Underlying Manager’s expectations may produce significant losses to the Fund. Some of the transactions may also be subject to interest rate risk.
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Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. These securities structured as zero-coupon bonds or pay-in-kind securities may require a Fund to make taxable distributions of imputed income without receiving any corresponding cash. Investments in these types of instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
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Portfolio Turnover Rate Risk—The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategy. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
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Real Estate Industry Risk—The Fund is subject to certain risks associated with real estate in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing; variations in rental income, neighborhood values or the appeal of property to tenants; limits on rents; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. In addition, real estate industry companies that hold mortgages may be affected by the quality of any credit extended. Real estate industry companies are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Real estate industry companies whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.
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REIT Risk—The Fund may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable  the Fund  to effect sales at an advantageous time or without a substantial drop in price.
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Short Position Risk—The Fund may use derivatives, including options, futures and swaps, to implement short positions, and may engage in short selling. Taking short positions and short selling involve leverage of the Fund’s assets and presents various risks. If the value of the instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any premiums and interest paid to a third party. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the counterparty to a short transaction may fail to honor its contract terms, causing a loss to the Fund.
In order to sell an instrument short, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow an instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available instruments or for other reasons.
After selling a borrowed instrument, the Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. The Fund cannot guarantee that the instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing an instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. To the extent the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short

Risks of the Funds
position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV. If the price of a borrowed instrument declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.
While the Fund has an open short position, it is subject to the risk that the instrument’s lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, the Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.
Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while a loan is outstanding. In addition, to borrow an instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
Until the Fund replaces a borrowed instrument, the Fund may be required to maintain short sale proceeds with the lending broker as collateral. Moreover, the Fund will be required to make margin payments to the lender during the term of the borrowing if the value of the security it borrowed (and sold short) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In the event of the bankruptcy or other similar insolvency with respect to a broker with whom the Fund has an open short position, the Fund may be unable to recover, or delayed in recovering, any margin or other collateral held with or for the lending broker. In addition, the Fund is required to identify on its books liquid assets (less any additional collateral held by the broker, not including the short sale proceeds) to cover short sale obligations, marked-to-market daily. The requirement to identify liquid assets limits the Fund’s leveraging of investments and the related risk of losses from leveraging. However, such identification may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
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Sovereign Default Risk—The issuer of non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates. Sovereign Default Risk includes the following risks:
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Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
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Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
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Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
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Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.
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Subsidiary Risk—To the extent it invests in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in the Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in the Prospectus, is not subject to all the investor protections of the Investment Company Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund.

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Swaps Risk—The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Fund’s transactions in swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in securities and short sales.
Transactions in swaps can involve greater risks than if the Fund had invested in securities directly since, in addition to general market risks, swaps may be leveraged and subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if the Fund invests in cleared swaps, which are transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty. Because uncleared, bilateral swap agreements are two-party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from an Underlying Manager’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and a security position may be impossible to achieve. As a result, an Underlying Manager’s use of swaps may not be effective in fulfilling an Underlying Manager’s investment strategies and may contribute to losses that would not have been incurred otherwise.
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Tax Risk—Although it does not currently intend to do so, the Goldman Sachs Multi-Manager Real Assets Strategy Fund may seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. Historically, the IRS issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act. In connection with issuing such revenue procedure, the IRS has revoked the Note Rulings on a prospective basis. In light of the revocation of the Note Rulings, the Fund intends to limit its investments in commodity index-linked structured notes. Applicable Treasury regulations treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (i) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. In reliance on an opinion of counsel, the Fund may gain exposure to the commodity markets through investments in the Subsidiary. The tax treatment of the Fund’s investments in the Subsidiary could affect whether income derived from such investment is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a RIC under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders,which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.
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Tax Consequences Risk—The Fund will be subject to the risk that adjustments for inflation to the principal amount of an inflation indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income.
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U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities  issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order

Risks of the Funds
to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.
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Utilities Industry Group Risk—Securities in the utilities industry group can be very volatile and can be impacted significantly by supply and demand for services or fuel, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit those companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their growth potential. Technological developments may lead to increased competition, which could impact a company’s performance.
More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, NY 10282	Multi-Manager Global Equity Multi-Manager Non-Core Fixed Income Multi-Manager Real Assets Strategy
GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of December 31, 2021, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.21 trillion.
The Investment Adviser, through the AIMS Group, oversees the provision of investment advisory and portfolio management services to the Fund, including developing the Fund’s investment program. In this regard, the Investment Adviser may impose investment, risk or other parameters that are more restrictive than those described in the Prospectus. The Investment Adviser selects, subject to the approval of each Fund’s Board of Trustees, Underlying Managers for the Fund, allocates Fund assets among those Underlying Managers, monitors them and evaluates their performance results. While the Investment Adviser is ultimately responsible for overseeing the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs and leverages the resources of Goldman Sachs, in each instance subject to legal, internal, and regulatory restrictions.
In addition to overseeing the Fund’s investment program, the Investment Adviser selects the Fund’s Underlying Managers and provides general oversight of the Underlying Managers. The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):
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Supervises non-advisory operations of the Fund, including oversight of vendors hired by the Fund, oversight of Fund liquidity and risk management, oversight of regulatory inquiries and requests with respect to the Fund made to the Investment Adviser, valuation and accounting oversight and oversight of ongoing compliance with federal and state securities laws, tax regulations, and other applicable law
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Provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund
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Arranges for, at the Fund’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities
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Maintains records of each Fund
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Provides office space and necessary office equipment and services
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Markets the Fund
GSAM manages additional pooled vehicles which have similar investment strategies to those of the Fund that are not registered under the Investment Company Act. Because the pooled vehicles may not be registered under the Investment Company Act, they are subject to fewer regulatory restraints than the Fund (e.g., fewer trading constraints) and (i) may invest with managers other than the Fund’s Underlying Managers, (ii) may employ strategies that are not subject to the same constraints as the Fund, and (iii) may perform differently than the Fund despite their similar strategies.
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.

Service Providers
INVESTMENT SUBADVISERS (UNDERLYING MANAGERS)
MULTI-MANAGER GLOBAL EQUITY FUND
Axiom Investors LLC
Axiom Investors LLC (“Axiom”) is located at 33 Benedict Place, Greenwich, Connecticut 06830, and is an investment adviser registered with the SEC. The firm has approximately $18.64 billion in assets under management as of December 31, 2021. With respect to the Fund, the firm manages an allocation of emerging markets equity securities. Axiom’s emerging markets equity strategy employs a qualitative, bottom-up and growth-oriented investment discipline intended to anticipate earnings momentum.
Boston Partners Global Investors, Inc.
Boston Partners Global Investors, Inc. (“Boston Partners”) is located at One Beacon Street, 30th Floor, Boston, MA 02108, and is an investment adviser registered with the SEC. The firm has approximately $96.32 billion in assets under management as of December 31, 2021. With respect to the Fund, the firm manages an allocation of U.S. small-capitalization equity securities. The Boston Partners small capitalization value equity strategy is grounded in bottom-up fundamental analysis, with an emphasis on attractive valuation, sound business fundamentals and improving business momentum.
Causeway Capital Management LLC
Causeway Capital Management LLC (“Causeway”) is located at 11111 Santa Monica Blvd, 15th Floor, Los Angeles, California 90025, and is an investment adviser registered with the SEC. The firm has approximately $45.7 billion in assets under management as of December 31, 2021. With respect to the Fund, the firm manages an allocation of international equity securities. When investing in its international value equity strategy, Causeway follows a value style. Causeway seeks to purchase equity securities of any market capitalization that it believes are undervalued.
Diamond Hill Capital Management Inc.
Diamond Hill Capital Management Inc. (“Diamond Hill”) is located at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, and is an investment adviser registered with the SEC. The firm has approximately $31.0 billion of assets under management as of December 31, 2021. With respect to the Fund, the firm manages an allocation of large-cap equity securities. Diamond Hill’s large-cap equity strategy utilizes bottom-up fundamental research to construct of diversified portfolio of predominately U.S. securities.
DWS Investment Management Americas, Inc.
DWS Investment Management Americas, Inc. (“DIMA”), located at 875 Third Avenue, New York, New York 10022, an investment adviser registered with the SEC and a Commodity Pool Operator and Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), provides traditional and alternative investment management services across a range of asset classes. DIMA is part of the global investment management business of DWS Group GmbH & Co. KGaA (“DWS Group”). Together with DWS Group affiliates including RREEF, the firm had approximately $1.054 trillion in assets under management as of December 31, 2021. With respect to the Fund, the firm manages an index-based equity allocation.
GW&K Investment Management, LLC
GW&K Investment Management, LLC (“GW&K”) is located at 222 Berkeley Street, FL 15, Boston, Massachusetts 02116, and is an investment adviser registered with the SEC. The firm has approximately $54.721 billion in assets under management as of December 31, 2021. With respect to the Fund, the firm manages an allocation of U.S. small-capitalization equity securities. GW&K’s Small Cap Core Strategy utilizes fundamental research to identify small companies with sustainable growth in niche markets. The strategy’s core approach allows for pursuit of quality companies with either growth or value oriented characteristics.
Massachusetts Financial Services Company
Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), an investment adviser registered with the SEC and a Commodity Pool Operator and Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. Net assets under management of the MFS organization were approximately $692 billion as of December 31, 2021. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). With respect to the Fund, the firm manages an allocation of international equity securities. MFS uses an active, bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.
Principal Global Investors, LLC
Principal Global Investors, LLC (“Principal”) is an SEC-registered investment adviser, located at 801 Grand Avenue, Des Moines, Iowa 50392. As of December 31, 2021, Principal had approximately $590.6 billion in assets under management. With respect to the

Fund, Principal manages an allocation of international small-capitalization equity securities. Principal seeks to consistently capitalize on persistent biases, anomalies and inefficiencies through focused stock selection centered on the early identification of fundamental change and strategic portfolio construction that embraces rewarded risks and minimizes unnecessary systematic biases.
T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc. (“T. Rowe Price”) is located at 100 East Pratt Street, Baltimore, Maryland 21202, and is an investment adviser registered with the SEC. The firm has approximately $1.69 trillion of assets under management as of December 31, 2021. With respect to the Fund, the firm manages a large-cap U.S. equity growth strategy. T. Rowe Price’s large-cap U.S. equity growth strategy seeks to invest in emerging and leading growth companies with high-quality earnings, strong free cash flow growth, and strong management teams.
Vaughan Nelson Investment Management, L.P.
Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), located at 600 Travis Street, Suite 3800, Houston, Texas 77002, an investment adviser registered with the SEC, focuses on managing U.S. equity and fixed income strategies. The firm had approximately $15.5 billion in assets under management as of December 31, 2021. With respect to the Fund, the firm manages a dynamic equity allocation.
Vulcan Value Partners, LLC
Vulcan Value Partners, LLC (“Vulcan”) is located at Three Protective Center, 2801 Highway 280 South, Suite 300, Birmingham, Alabama 35223, and is an investment adviser registered with the SEC. The firm has approximately $20.7 billion in assets under management as of December 31, 2021. With respect to the Fund, the firm manages an allocation of U.S. large-capitalization equity securities. Vulcan identifies publicly traded companies that are believed to have sustainable competitive advantages allowing them to produce free cash flow and earn superior cash returns on capital. Vulcan seeks long-term investments in equity securities, and limits the selection of qualifying investments to securities with identifiable, sustainable competitive advantages.
WCM Investment Management, LLC
WCM Investment Management, LLC (“WCM”), located at 281 Brooks Street, Laguna Beach, California 92651, an investment adviser registered with the SEC, is focused on global equity investing in industry leading companies that possess growing competitive advantages; corporate cultures emphasizing strong, quality and experienced management; low or no debt; and attractive relative valuations. The firm has approximately $107.468 billion of assets under management as of December 31, 2021. With respect to the Fund, the firm manages an allocation of large-cap, international growth equities.
Wellington Management Company LLP
Wellington Management Company LLP (“Wellington”), a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210, an investment adviser registered with the SEC and a Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over eighty years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington’s strategy seeks to systematically exploit behavioral inefficiencies in prices based on value, quality, momentum and special situation factors. As of December 31, 2021, Wellington and its investment advisory affiliates had investment management authority with respect to approximately $1.426 trillion in assets.
MULTI-MANAGER NON-CORE FIXED INCOME FUND
Ares Capital Management II LLC
Ares Capital Management II LLC (“Ares”), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, an investment adviser registered with the SEC and a wholly-owned subsidiary of Ares Management LLC (“Ares Management”). Ares Management is a wholly-owned subsidiary of Ares Management Corporation, a publicly traded, global alternative investment manager offering clients complementary primary and secondary investment solutions across the credit, private equity, real estate and infrastructure asset classes. As of December 31, 2021, Ares Management and its affiliates (including Ares) had approximately $306 billion in assets under management. With respect to the Fund, Ares manages an allocation of high yield and senior loans.
BlueBay Asset Management LLP
BlueBay Asset Management LLP (“BlueBay”), headquartered at 77 Grosvenor Street, London, W1K 3JR, an investment adviser registered with the SEC and a Commodity Pool Operator and Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), is a dedicated fixed income manager focusing on sovereign and corporate debt in developed and emerging markets. The firm has approximately $77.9 billion of assets under management as of December 31, 2021. With respect to the Fund, the firm co-manages an allocation of global high yield debt with RBC Global Asset Management (U.S.) Inc.

Service Providers
Brigade Capital Management, LP
Brigade Capital Management, LP (“Brigade”), located at 399 Park Avenue, 16th Floor, New York, New York 10022, an investment adviser registered with the SEC, is focused on investing in the global high yield market with core strategies in long/short credit, distressed debt, capital structure arbitrage, long/short leveraged equities and structured credit. Founded in 2006, Brigade has approximately $30.69 billion of assets under management as of December 31, 2021. With respect to the Fund, the firm manages an allocation within the Event Driven and Credit Strategy.
Marathon Asset Management, L.P.
Marathon Asset Management, L.P. (“Marathon”), located at One Bryant Park, 38th Floor, New York, New York 10036, an investment adviser registered with the SEC and a Commodity Pool Operator and Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), is focused on opportunistic investing in the global corporate, emerging market, real estate and structured credit markets based on fundamental, bottom-up research. The firm had approximately $22.567 billion in assets under management as of November 30, 2021. With respect to the Fund, the firm manages an allocation within the Event Driven and Credit strategy.
Nuveen Asset Management, LLC
Nuveen Asset Management, LLC (“Nuveen”), located at 333 West Wacker Drive, Chicago, Illinois 60606, is an investment adviser registered with the SEC providing investment management services in a variety of investment strategies across multiple asset classes. The firm has approximately $309.8 billion of assets under management as of December 31, 2021. With respect to the Fund, Nuveen’s Leveraged Finance team manages an allocation of senior loans.
Pacific Asset Management LLC
Pacific Asset Management LLC (“Pacific”), located at 840 Newport Center Drive, 7th Floor, Newport Beach, California, 92660, is an investment adviser registered with the SEC. The firm has approximately $18.29 billion of assets under management as of December 31, 2021. With respect to the Fund, Pacific seeks a high level of income by investing in a selective portfolio focused on the larger, performing companies within the broader bank loan universe, while avoiding distressed issuers in order to mitigate downside risk in negative market environments.
RBC Global Asset Management (U.S.) Inc
RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”), headquartered at 50 South Sixth Street, Suite 23450, Minneapolis, Minnesota 55402, an investment adviser registered with the SEC providing equity, fixed income and cash management investment solutions. The firm has approximately $77.99 billion of assets under management as of December 31, 2021. With respect to the Fund, the firm co-manages an allocation of global high yield debt with its affiliate BlueBay.
River Canyon Fund Management LLC
River Canyon Fund Management LLC (“River Canyon”), located at 2728 N. Harwood Street, 2nd Floor, Dallas, TX 75201, an investment adviser registered with the SEC, focuses on structured credit investments, including mortgage- and other asset-backed securities and collateralized loan obligations, and bank loans. River Canyon, together with its parent company, Canyon Capital Advisors, LLC, and its affiliates, had approximately $26.6 billion of assets under management, of which $1.9 billion was managed by River Canyon, as of December 31, 2021. With respect to the Fund, the firm manages an allocation of structured credit investments.
TCW Investment Management Company LLC
TCW Investment Management Company LLC (“TCW”), located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, an investment adviser registered with the SEC and a Commodity Pool Operator registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), provides investment management and advisory services for a broad range of fixed income, equity and alternative strategies. The firm had approximately $264.47 billion in assets under management as of December 31, 2021. With respect to the Fund, the firm manages an allocation of emerging markets debt.
MULTI-MANAGER REAL ASSETS STRATEGY FUND
Cohen & Steers Capital Management, Inc.
Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), located at 280 Park Avenue, New York, New York 10017, an investment advisor registered with the SEC and a Commodity Pool Operator and Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions. Cohen & Steers is a wholly-owned subsidiary of Cohen & Steers, Inc. (“CNS”), a publicly traded company (NYSE: CNS). CNS had approximately $106.6 billion in assets under management as of December 31, 2021. With respect to the Fund, the firm manages an allocation of global infrastructure investments.

Principal Real Estate Investors, LLC
Principal Real Estate Investors, LLC (“PrinREI”) is an SEC-registered investment adviser, located at 801 Grand Avenue, Des Moines, Iowa 50392. As of December 31, 2021, PrinREI had approximately $105 billion in real estate assets under management. With respect to the Fund, PrinREI manages an allocation of global publicly traded real estate securities
Presima Inc.
Presima Inc. (“Presima”), located at 1000 Jean-Paul-Riopelle Place, Suite E400, Montreal, Quebec, Canada, H2Z 2B6, an investment adviser registered with the SEC, employs several investment strategies focused on global listed real estate equities. The firm has approximately $1.089 billion of assets under management as of December 31, 2021. With respect to the Fund, the firm manages an allocation of global real estate securities investments.
PGIM Real Estate
PGIM Real Estate, a business unit of PGIM Inc., located at 7 Giralda Farms, Madison, NJ 07940, is the global real estate investment management business of Prudential Financial, Inc. (NYSE: PRU). Redefining the real estate investing landscape since 1970, PGIM Real Estate has professionals in 36 cities globally with deep local knowledge and expertise, and gross assets under management of $133.9 billion ($44.8 billion net) as of December 31, 2021. PGIM Real Estate’s tenured team offers to its global client base a broad range of real estate investment vehicles that span the risk-return spectrum across core, core plus, value-add, debt, securities, and specialized investment strategies. PGIM, Inc. is an investment adviser registered with the SEC. With respect to the Fund, the firm manages an allocation of global real estate securities investments.
RREEF America L.L.C.
RREEF America L.L.C. (“RREEF”), operating under the brand name DWS, is located at 222 S. Riverside Plaza, 34th Floor, Chicago, Illinois 60606, and is an investment adviser registered with the SEC. Together with DWS Group affiliates including DIMA, the firm had approximately $1.054 trillion in assets under management as of December 31, 2021. With respect to the Fund, the firm manages an allocation of global infrastructure investments. Specifically, RREEF seeks to acquire equity investments in publicly traded securities of infrastructure related companies.The Underlying Managers provide day to day advice or management regarding the Fund’s (or Subsidiary’s) portfolio transactions. The Underlying Managers make the investment decisions for the Fund’s (or Subsidiary’s) assets allocated to them and place purchase and sale orders for the Fund’s (or Subsidiary’s) portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, FCMs or clearing brokers. Certain Underlying Managers may be able to draw upon the research and expertise of their asset management affiliates for portfolio decisions and management.
MANAGEMENT FEE AND OTHER EXPENSES
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each Fund’s average daily net assets. Underlying Managers will be paid by the Investment Adviser out of its management fee a percentage of each subadvised Fund’s assets.
Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended October 31, 2021*
Multi-Manager Global Equity Fund	1.03%	First $1 Billion	0.39%
	0.93%	Next $1 Billion
	0.89%	Next $3 Billion
	0.87%	Next $3 Billion
	0.84%	Over $8 Billion
Multi-Manager Non-Core Fixed Income Fund	0.85%	First $2 Billion	0.42%
	0.77%	Next $3 Billion
	0.73%	Next $3 Billion
	0.71%	Over $8 Billion
Multi-Manager Real Assets Strategy Fund	1.00%	First $1 Billion	0.54%
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion
	0.84%	Next $3 Billion
	0.82%	Over $8 Billion
*
The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.

Service Providers
The Investment Adviser has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. The Investment Adviser has also agreed to waive a portion of its management fees payable by each Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Funds invest based on the Fund’s investment in such affiliated fund. These arrangements will remain in effect through at least February 28, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
In addition to the management fee waiver described above, the Investment Adviser may waive an additional portion of its management fee, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place. The Investment Adviser has agreed to limit each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.75%, 0.70% and 0.90% of average daily net assets for the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund, respectively. Additionally, the Investment Adviser has agreed to reduce or limit certain “Other Expenses” of the Multi-Manager Global Equity Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.10% of its average daily net assets. These arrangements will remain in effect through at least February 28, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. Each Fund’s “Other Expenses” may be reduced by any custody and transfer agency fee credits received by the Fund.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds and Sub-Advisory Agreements for each Underlying Manager is available in the Funds' annual report for the period ended October 31, 2021. A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreements for Diamond Hill, Pacific Asset Management LLC, PrinREI and T. Rowe Price will be available in the Fund’s semi-annual report for the period ended April 30, 2022.
As discussed in the Summary section and in “Investment Management Approach,” the Multi-Manager Real Assets Strategy Fund may gain exposure to the commodity markets by investing in the Subsidiary. The Subsidiary has entered into a separate contract with the Investment Adviser whereby the Investment Adviser provides investment management and other services to the Subsidiary. In consideration of these services, the Subsidiary pays the Investment Adviser a management fee at the annual rate of 0.43% of its average daily net assets. An Underlying Manager that subadvises the Subsidiary will be paid by the Investment Adviser out of its management fee a percentage of the Subsidiary’s assets managed by that Underlying Manager. The Investment Adviser has contractually agreed to waive the management fees it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. Each Underlying Manager that subadvises the Subsidiary and the Fund will contractually agree to waive the management fee it receives from the Investment Adviser in connection with its management of the Fund in an amount equal to the management fee it receives from the Investment Adviser in connection with its management of the Subsidiary. These waivers may not be discontinued by the Investment Adviser or applicable Underlying Managers as long as their contracts with the Subsidiary are in place. The Subsidiary will also pay certain other expenses, including service and custody fees. The Investment Adviser has agreed to reduce or limit the Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets.

INVESTMENT ADVISER PORTFOLIO MANAGERS
MAS Group
The individuals jointly and primarily responsible for the day-to-day management of the Funds are listed below. The Funds’ portfolio managers’ individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Funds’ portfolios.
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Neill Nuttall, Managing Director, Co-Chief Investment Officer	Portfolio Manager— Multi-Manager Global Equity Fund Multi-Manager Non-Core Fixed Income Fund Multi-Manager Real Assets Strategy Fund	Since 2015	Mr. Nuttall is a Managing Director and the Co-Chief Investment Officer in the MAS Group. He also serves as chairman of the MAS Investment Core. Mr. Nuttall joined the firm in 2014.
Siwen Wu, Vice President	Portfolio Manager— Multi-Manager Global Equity Fund Multi-Manager Non-Core Fixed Income Fund Multi-Manager Real Assets Strategy Fund	Since 2021
Mr. Wu is a Vice President in the MAS Group. He is a portfolio manager focused on multi-asset investment funds,
institutional clients and alternative risk premia strategies.
Mr. Wu joined the firm in 2011.

AIMS Portfolio Management Team
The individuals jointly and primarily responsible for the day-to-day management of the Funds are listed below. The Funds’ portfolio managers’ individual responsibilities may differ and may include, among other things, Underlying Manager consideration, asset allocation, risk budgeting and general oversight of the management of the Funds’ portfolios.
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Betsy Gorton, Managing Director	Portfolio Manager— Multi-Manager Global Equity Fund Multi-Manager Non-Core Fixed Income Fund Multi-Manager Real Assets Strategy Fund	Since 2015	Ms. Gorton is a Managing Director in the AIMS Group. She serves as a Co-Chair of the AIMS Public Markets Investment Committees. Ms. Gorton joined the firm in 2001.
Yvonne Woo, Managing Director	Portfolio Manager— Multi-Manager Real Assets Strategy Fund	Since 2016	Ms. Woo is a Managing Director in the AIMS Group. She is also a member of the AIMS Public Markets Investment Committees. Ms. Woo joined the firm in 1998.
MAS and AIMS are distinct businesses within GSAM. Unless operating under an exception or otherwise in accordance with applicable internal policies and procedures, AIMS and MAS personnel cannot convey or receive confidential information to or from one another. While MAS and AIMS can discuss information regarding general markets, industry, regional and other investing themes and trends, the two groups generally are not able to review potential investments for advisory accounts with the benefit of confidential information held by one another, and have no obligation to seek information or to make available to or share with each other any information, investment strategies, opportunities or ideas known to their respective personnel or developed or used in connection with other clients or activities. However, in the context of the Funds, MAS and AIMS may discuss specific information relating specifically to the Underlying Managers and the securities held by a Fund in accordance with applicable internal policies and procedures.
For information about portfolio manager compensation, other accounts managed by a portfolio manager and portfolio manager ownership of securities in the Fund, see the SAI.
DISTRIBUTOR AND TRANSFER AGENT
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

Service Providers
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.02% of average daily net assets with respect to Class R6 Shares.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund may directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. The Investment Adviser will face potential conflicts in making investment decisions (including whether the Fund should make initial or maintain or increase existing investments with, or withdraw investments from, the Underlying Managers) in respect of the Underlying Managers with which the Investment Adviser or Goldman Sachs has other relationships. For example, it is expected that Goldman Sachs may provide a variety of products and services to the Underlying Managers, including prime brokerage and research services, and therefore Goldman Sachs may receive various forms of compensation, commissions, payments, rebates, remuneration or other benefits from the Underlying Managers to which the Fund allocates assets, and Goldman Sachs and other accounts may have interests in such Underlying Managers or their businesses (including equity, profits or other interests). The amount of such compensation or other benefits to Goldman Sachs, or the value of such interests in the Underlying Managers, may be greater depending upon the investment decisions made by the Investment Adviser in respect of an Underlying Manager than it would have been had other investment decisions been made that might also have been appropriate for the Fund. In addition, personnel of certain Underlying Managers may be clients or former employees of Goldman Sachs or may provide the Investment Adviser and/or Goldman Sachs with notice of, or offers to participate in, investment opportunities. Although the Investment

Adviser’s investment decision process includes the review of qualitative and quantitative criteria, subjective decisions made by the Investment Adviser may result in different investment decisions in respect of an Underlying Manager than would otherwise have been the case. The Investment Adviser makes investment decisions in respect of the Underlying Managers consistent with its fiduciary duties and the investment strategies described in the Prospectus. The involvement of the Underlying Managers and their affiliates in the management of, or their interest in, other accounts and other activities may also present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

Distributions
Each Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:
◼
Cash
◼
Additional shares of the same class of the same Fund
You may indicate your election on your account application. Any changes may be submitted in writing, or via telephone, in some instances, to the Transfer Agent (either directly or through your Intermediary) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the Fund. If cash distributions are elected with respect to a Fund’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s distributions.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.
Distributions from net investment income and distributions from net capital gains, if any, are normally declared and paid as follows:
	Investment Income Dividends		Capital Gains Distributions
	Declared	Paid	Declared and Paid
Multi-Manager Global Equity Fund	Annually	Annually	Annually
Multi-Manager Non-Core Fixed Income Fund	Daily	Monthly	Annually
Multi-Manager Real Assets Strategy Fund	Annually	Annually	Annually
In addition, a Fund may occassionally make a distribution at a time when it is not normally made.
In addition to the net investment income dividends declared and paid as noted above, the Multi-Manager Non-Core Fixed Income Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.
From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (“GAAP”).
When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ shares.
Important Notice:
Shares of the Funds are offered exclusively to institutional investors that have entered into an investment management agreement or other agreement with the Investment Adviser and GSAM portfolio managers. The Investment Adviser may purchase and redeem (sell) shares of the Funds on behalf of its clients’ accounts. (See “MAS Transactions Risk” and “Large
Shareholder Transactions Risk” earlier in the Prospectus.) If you are no longer a client of the Investment Adviser or a GSAM portfolio manager, you will be required to redeem your shares. If you hold your shares through an Intermediary and propose to transfer your shares to another Intermediary, you may be required to redeem your shares or maintain the shares as a client of the
Investment Adviser. A redemption is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. You should consult your tax adviser concerning the potential tax consequences of investing in the Funds. None of
Goldman Sachs Trust II (the “Trust”), the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

HOW TO BUY SHARES
Shares Offering
Shares of the Funds are continuously offered through the Distributor. A Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
How Can I Purchase Shares Of The Funds?
You may purchase shares of the Funds through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”). Certain Intermediaries have been authorized by the Trust to accept purchase or redemption orders on behalf of the Funds for their customers (“Authorized Institutions”), and if approved by the Funds, may designate other financial intermediaries to accept such orders. You should contact your Intermediary to learn whether it is authorized to accept orders on behalf of the Funds (i.e., an Authorized Institution). In order to make an initial investment in a Fund you must furnish to your Intermediary the information in the account application.
To open an account, contact your Intermediary. Customers of an Intermediary will normally give their order instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. Intermediaries are responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their customers. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.
A Fund will be deemed to have received an order for purchase or redemption of Fund shares when the order is accepted in “proper form” by the Transfer Agent (or, if applicable, by an Authorized Institution) on a business day, and the order will be priced at the Fund’s current NAV per share (adjusted for any applicable sales charge) next determined after acceptance by the Transfer Agent (or, if applicable, by an Authorized Institution). For shareholders that place trades directly with a Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Intermediaries of the Funds may have different requirements regarding what constitutes proper form for trade instructions. Please contact your Intermediary for more information.
For purchases by check, a Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, traveler’s cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.
What Is My Minimum Investment In A Fund?
For Class R6 Shares, the minimum initial investment is $1,000,000. No minimum amount is required for additional investments in Class R6 Shares. The minimum investment requirement for Class R6 Shares may be waived under certain circumstances.

Shareholder Guide
What Should I Know When I Purchase Shares Through An Intermediary?
If shares of a Fund are held in an account maintained and serviced by your Intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Intermediary, and not by the Fund and its Transfer Agent. Since a Fund will have no record of your transactions, you should contact your Intermediary to purchase or redeem shares, to make changes in or give instructions concerning your account or to obtain information about your account.
If you hold your shares through an Intermediary and propose to transfer your shares to another Intermediary, you may be required to redeem your shares or maintain the shares as a client of the Investment Adviser. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
You should contact your Intermediary for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.
What Else Should I Know About Share Purchases?
The Trust reserves the right to:
◼
Refuse to open an account or require an Intermediary to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport); or (ii) certify that such number or other information is correct (if required to do so under applicable law).
◼
Reject or restrict any purchase order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases or sales of shares of a Fund is evident, or if purchases or sales are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.
◼
Close a Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Investment Adviser.
◼
Provide for, modify or waive the minimum investment requirements.
◼
Modify the manner in which shares are offered.
◼
Modify the sales charge rate applicable to future purchases of shares.
Shares of the Funds are only registered for sale in the United States and certain of its territories. Generally, shares of each Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (the “Securities Act”).
A Fund may allow you to purchase shares through an Intermediary with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
In addition to the eligible investors described elsewhere in the Prospectus, Trustees of the Trust are also permitted to invest in the Funds.
Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase orders.
Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.
Customer Identification Program. Federal law requires each Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by a Fund. Throughout the life of your account, a Fund may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, a Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or is unable to obtain all required information. A Fund and its agents will not be responsible for any loss or tax liability in an investor’s account or any tax liability resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the Customer Identification Program.

How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next-determined NAV per share after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. The price you receive when you sell shares is a Fund’s next-determined NAV per share after the Transfer agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. Each class generally calculates its NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class
A Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Funds’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate a Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of a Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.
Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent a Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.
Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.
In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.
Please note the following with respect to the price at which your transactions are processed:
◼
NAV per share of the share class is generally calculated by the Funds’ fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although the Multi-Manager Non-Core Fixed Income Fund’s shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.

Shareholder Guide
◼
On any business day when the SIFMA recommends that the bond markets close early, the Multi-Manager Non-Core Fixed Income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
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The Trust reserves the right to reprocess purchase (including dividend reinvestments) and redemption transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
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The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open a Fund for purchase or redemption transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the phone number located on the back cover of the Prospectus.
Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.
Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ fund accounting agent to calculate the NAV per share of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
When Will Shares Be Issued and Dividends Begin To Be Accrued?
Net investment income dividends that are declared daily and paid monthly for the Multi-Manager Non-Core Fixed Income Fund will begin to be accrued as follows:
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Shares Purchased by Federal Funds Wire or ACH Transfer:
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If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after the payment order is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
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If a purchase order is placed through an institution that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
◼
Shares Purchased by Check:
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If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.
Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.

HOW TO SELL SHARES

Important Notice:
Shares of the Funds are offered exclusively to institutional investors that have entered into an investment management agreement or other agreement with the Investment Adviser and GSAM portfolio managers. The Investment Adviser may purchase and redeem (sell) shares of the Funds on behalf of its clients’ accounts. (See “MAS Transactions Risk” and “Large
Shareholder Transactions Risk” earlier in the Prospectus.) If you are no longer a client of the Investment Adviser or a GSAM portfolio manager, you will be required to redeem your shares. If you hold your shares through an Intermediary and propose to transfer your shares to another Intermediary, you may be required to redeem your shares or maintain the shares as a client of the
Investment Adviser. A redemption is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. You should consult your tax adviser concerning the potential tax consequences of investing in the Funds. None of
Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

How Can I Sell Shares Of The Fund?
Generally, shares may be sold (redeemed) only through Intermediaries. Customers of an Intermediary will give their redemption instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. On any business day the Fund is open, the Fund will generally redeem its Shares upon request at their next-determined NAV per share after the Transfer Agent (or, if applicable, the Authorized Institution) has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform (through your Intermediary), in writing or by telephone (unless the Intermediary opts out of the telephone redemption privilege on the account application). You should contact your Intermediary to discuss redemptions and redemption proceeds. The Fund may transfer redemption proceeds to an account with your Intermediary. In the alternative, your Intermediary may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).
When Do I Need A Medallion Signature Guarantee To Redeem Shares?
Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:
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You would like the redemption proceeds sent to an address that is not your address of record; or
◼
You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.
A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Intermediary to verify instructions. Additional documentation may be required.
What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Your Intermediary may submit redemption requests by telephone on your behalf. Thus, you risk possible losses if a telephone redemption is not authorized by you.
In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Goldman Sachs and DST Asset Manager Solutions, Inc. each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:
◼
Telephone requests are recorded.
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Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
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For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
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The telephone redemption option does not apply to shares held in an account maintained and serviced by your Intermediary. If your shares are held in an account with an Intermediary, you should contact your registered representative of record, who may make telephone redemptions on your behalf.

Shareholder Guide
◼
The telephone redemption option may be modified or terminated at any time without prior notice.
Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.
How Are Redemption Proceeds Paid?
By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with your Intermediary or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Intermediary. The following general policies govern wiring redemption proceeds:
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Redemption proceeds will normally be paid in federal funds up to two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
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Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
◼
If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
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If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
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To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
◼
None of the Trust, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or Intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or Intermediary.
By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
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Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
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Intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Intermediaries may set times by which they must receive redemption requests. Intermediaries may also require additional documentation from you.
The Trust reserves the right to:
◼
Redeem your shares if your account balance is below the required Fund minimum. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
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Redeem your shares in the event your Intermediary’s relationship with Goldman Sachs is terminated.
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Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
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Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
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Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
◼
Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
◼
Charge an additional fee in the event a redemption is made via wire transfer.
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Redeem your shares if you are no longer a client of the Investment Adviser or a GSAM portfolio manager.
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Redeem your shares if you hold your shares through an Intermediary and propose to transfer your shares to another Intermediary, unless you maintain your shares as a client of the Investment Adviser.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Shareholder Services
What Types Of Reports Will I Be Sent Regarding My Investment?
If you invest through an Intermediary, Intermediaries are responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to their customers for such services.
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement. If your account is maintained and serviced by an Intermediary, you will receive this information from your Intermediary.
You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Intermediary or Goldman Sachs Funds at the phone number or address found on the back cover of the Prospectus. The applicable Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Intermediary, please contact the Intermediary to revoke your consent.
RESTRICTIONS ON EXCESSIVE TRADING PRACTICES
Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.
As a deterrent to excessive trading, many foreign equity securities held by Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling

Shareholder Guide
90-day period, the Fund may reject or restrict subsequent purchase orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, each Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.
Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.
Fund shares may be held through omnibus arrangements maintained by Intermediaries, such as broker-dealers, investment advisers and insurance companies. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these Intermediaries may not have the capability or may not be willing to apply the Fund’s market timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these Intermediaries may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Intermediary or by certain customers of the Intermediary. Intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by Intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an Intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

Taxation
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income while distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund's distribution that would otherwise qualify for the favorable tax treatment will be reduced as a result of the Fund's high portfolio turnover rate. Given the investment strategies of the Multi-Manager Non-Core Fixed Income Fund, it is not anticipated that a significant portion of dividends paid by the Fund will be eligible for these lower rates.
Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The Funds’ transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Funds’ securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Funds’ use of derivatives may result in the Funds realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund’s high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.
The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Multi-Manager Global Equity Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you either (i) to credit (subject to certain holding period and other limitations) that proportionate amount of taxes against your U.S. federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.
If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

Taxation
SALES
Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
OTHER INFORMATION
When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct Social Security Number or tax identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.
Each Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Cost basis will be calculated using a Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an Intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.
You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund shares. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Fund. It is expected that the Fund will generally make designations of long-term and short-term gains, to the extent permitted, but the Fund does not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.
Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.
Although it does not currently intend to do so, the Goldman Sachs Multi-Manager Real Assets Strategy Fund may seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. Historically, the IRS issued Notes Rulings and private letter rulings in which the IRS specifically concluded that income and gains from a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act. In connection with issuing such revenue procedure, the IRS has revoked the Note Rulings on a prospective basis. In light of the revocation of the Note Rulings, the Fund intends to limit its investments in commodity index-linked structured notes.
Applicable Treasury regulations treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (i) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.
In reliance on an opinion of counsel, the Fund may gain exposure to the commodity markets through investments in the Subsidiary.
The tax treatment of the Fund’s investments in the Subsidiary could affect whether income derived from such investment is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a RIC under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks
To the extent the Fund invests in equity investments, the Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, partnerships, joint ventures, limited liability companies and similar enterprises, other investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of such investments may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility. To the extent the Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.
To the extent the Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.
To the extent the Fund invests in fixed income securities, the Fund will also be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.
A rising interest rate environment could cause the value of the Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Each Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of comparable credit quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.
The Underlying Managers will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.
The Fund’s investments in derivative instruments, including financial futures contracts, options and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Fund are taxable to its shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Underlying Managers’ expectations may produce significant losses in the Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Underlying Managers’ use of derivatives may not be effective in fulfilling the Underlying Managers’ investment strategies and may contribute to losses that would not have been incurred otherwise.
Financial futures contracts used by the Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward LIBOR of a three-month deposit. Further information is included in the Prospectus regarding futures contracts, swaps and other derivative instruments used by the Fund, including information on the risks presented by these instruments and other purposes for which they may be used by the Fund.
Each Fund may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, the Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.
The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.
B. Other Portfolio Risks
Risks of Derivative Investments. The Funds may invest in derivative instruments including and without limitation, options, futures, forwards, options on futures, swaps, interest rate caps, floors and collars, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Derivatives may be used for hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Underlying Managers for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by the Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom the Fund has an open derivative position. Losses may also arise if the Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, the Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. Returns, and potential losses, from these management techniques are dependent on the Underlying Managers’ analysis and decision making processes around, but not limited to, expectations of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, an Underlying Manager’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and an Underlying Manager may choose not to hedge portfolio risks. Using derivatives for non-hedging purposes is considered a speculative practice and presents greater risk of loss than derivatives used for hedging purposes.
Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Appendix A
Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.
Risks of Illiquid Investments.  Each Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.
Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15 percent limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”
Risks of Foreign Investments.  The Funds will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.
Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.
If the Fund focuses its investments in one or a few countries and currencies, the Fund may be subjected to greater risks than if the Fund’s assets were not geographically focused.
Foreign Custody Risk.  Each Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover assets if a Foreign Custodian enters bankruptcy. Investments in emerging market countries may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Depositary Receipts Risk.  The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may invest in foreign securities that may trade in the form of depositary receipts, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.
Risks of Emerging Countries.  The Funds may invest in securities of issuers located in, or otherwise economically tied to, emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Underlying Managers, their affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for the Fund to invest in such emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.
Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance could be inhibited.
Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon

Appendix A
commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.
The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.
Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). Each Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.
The Funds’ use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Fund’s currency exposure in emerging countries may not be covered by those techniques.
Risks Specific to Greater China.  Investments in Greater China are generally subject to a higher degree of risk than investments in the U.S. and other developed countries. The economies of Greater China—which includes Mainland China, Hong Kong and Taiwan—differ from the U.S. economy in terms of legal and regulatory controls, the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, among other factors. Greater China is also subject to heightened risk of adverse environmental events and natural disasters, including earthquakes, droughts, and floods, and may demonstrate economic sensitivity to such events.
Mainland China.  Investments in Mainland China are subject to the risks associated with greater governmental control over the economy, political and legal uncertainties and currency fluctuations or blockage. In particular, the Chinese Communist Party exercises significant control over economic growth in Mainland China through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.
Because the local legal system is still developing, it may be more difficult to obtain or enforce judgments with respect to investments in Mainland China. Chinese companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about Chinese companies than about most U.S. companies. Government supervision and regulation of Chinese stock exchanges, currency markets, trading systems and brokers may be more or less rigorous than that present in the U.S. The procedures and rules governing transactions and custody in Mainland China also may involve delays in payment, delivery or recovery of money or investments. The imposition of tariffs or other trade barriers by the U.S. or other foreign governments on exports from Mainland China may also have an adverse impact on Chinese issuers and China’s economy as a whole.

Foreign investments in Mainland China are somewhat restricted. Securities listed on the Shanghai and Shenzhen Stock Exchanges are divided into two classes of shares: A shares and B Shares. Ownership of A Shares is restricted to Chinese investors, Qualified Foreign Institutional Investors (“QFIIs”) who have obtained a QFII license, and participants in the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). B shares may be owned by Chinese and foreign investors. The Funds may obtain exposure to the A share market in the People’s Republic of China by either investing directly in A shares through participation in Stock Connect, or by investing in participatory notes issued by banks, broker-dealers and other financial institutions, or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of A shares of Chinese companies. The Funds may also invest directly in B shares on the Shanghai and Shenzhen Stock Exchanges.
As a result of investing in the People’s Republic of China, the Fund may be subject to withholding and various other taxes imposed by the People’s Republic of China. To date, a 10% withholding tax has been levied on cash dividends, distributions and interest payments from companies listed in the People’s Republic of China to foreign investors, unless the withholding tax can be reduced by an applicable income tax treaty.
As of November 17, 2014, foreign mutual funds, which qualify as Qualified Foreign Institutional Investors (“QFIIs”) and/or RMB Qualified Foreign Institutional Investors (“RQFIIs”), are temporarily exempt from enterprise income tax on capital gains arising from securities trading in the People’s Republic of China. It is currently unclear when this preferential treatment would end. If the preferential treatment were to end, such capital gains would be subject to a 10% withholding tax in the People’s Republic of China. Meanwhile, the purchase and sale of publicly traded equities by a QFII/RQFII is exempt from value-added tax in the People’s Republic of China. The tax law and regulations of the People’s Republic of China are constantly changing, and they may be changed with retrospective effect to the advantage or disadvantage of shareholders. The interpretation and applicability of the tax law and regulations by tax authorities may not be as consistent and transparent as those of more developed nations, and may vary from region to region. It should also be noted that any provision for taxation made by the Investment Adviser may be excessive or inadequate to meet final tax liabilities. Consequently, shareholders may be advantaged or disadvantaged depending upon the final tax liabilities, the level of provision and when they subscribed and/or redeemed their shares of the Fund.
Hong Kong. Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law, a “quasi-constitution.” The Basic Law guarantees a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of the People’s Republic of China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance.
In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the economy, but could be discontinued. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on the Hong Kong economy.
Taiwan. The prospect of political reunification of the People’s Republic of China and Taiwan has engendered hostility between the two regions’ governments. This situation poses a significant threat to Taiwan’s economy, as heightened conflict could potentially lead to distortions in Taiwan’s capital accounts and have an adverse impact on the value of investments throughout Greater China.
Risks of Sovereign Debt.  Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.
Geographic Risks.  The Funds may invest in the securities of governmental issuers located in a particular foreign country or region. If the Fund focuses its investments in securities of such issuers, the Fund may be subjected to a greater extent than if the investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
Risks of Investing in Mid-Capitalization and Small-Capitalization Companies and REITs. The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may invest in mid- and small-capitalization companies and in REITs. Investments in mid- and small-capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Mid- and small-capitalization companies and REITs

Appendix A
may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid- and small-capitalization companies and REITs include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Mid-and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small- and mid-capitalization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.
Risks of Exchange-Traded Notes.  Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities issued by a sponsoring financial institution. The returns on an ETN are linked to the performance of particular securities, market indices, or strategies, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors may also hold an ETN until maturity. At maturity, the issuer of an ETN pays to the investor a cash amount equal to the principal amount, subject to application of the relevant securities, index or strategy factor. Similar to other debt securities, ETNs have a maturity date and are backed only by the credit of the sponsoring institution. ETNs are subject to credit risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the underlying assets. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. The timing and character of income and gains from ETNs may be affected by future legislation.
Risks Relating to Contracts for Difference.   Each Fund may enter into CFDs, which offer exposure to price changes in an underlying instrument without ownership of that instrument. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. The buyer and seller may be required to post collateral, which is adjusted daily. Adverse movements in the underlying instrument will require the buyer to post additional margin. The buyer will also pay to the seller a financing rate on the notional amount of the CFD. A CFD is usually terminated at the buyer’s initiative. As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. There may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based in part on the liquidity of the underlying instrument. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty failed to honor its obligations, the value of the contract may be reduced. The Fund may use CFDs to take either a short or long position on an underlying instrument. CFDs are not registered with the SEC or any U.S. regulator.
Risks of Structured Investment Vehicles.  Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.
Temporary Investment Risks. Each Fund may, for temporary defensive purposes (and to the extent it is permitted to invest in the following), invest up to 100% of its total assets in:
◼
U.S. Government Securities
◼
Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO (or, if unrated, determined by an Underlying Manager to be of comparable credit quality)
◼
Certificates of deposit
◼
Bankers’ acceptances
◼
Repurchase agreements
◼
Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
◼
ETFs

◼
Other investment companies
◼
Cash items
When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Risks of Short Selling.  The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may engage in short selling. In these transactions, the Fund sells an instrument it does not own in anticipation of a decline in the market value of the instrument, then must borrow the instrument to make delivery to the buyer. The Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The value at such time may be more or less than the value at which the instrument was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing an instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the value of the stock at the time of the short sale.
The Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Fund to post as collateral other securities that it owns. If the Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Fund might be required to liquidate long and short positions at times or in amounts that may be disadvantageous to the Fund.
The Fund may also make short sales against the box, in which the Fund enters into a short sale of an instrument which it owns or has the right to obtain at no additional cost.
The SEC and financial industry regulatory authorities in other countries have imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the Investment Adviser or an Underlying Manager to sell securities short on behalf of the Fund.
Credit/Default Risks.  Debt securities purchased by the Funds may include U.S. Government Securities (including zero coupon bonds), and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.
Debt securities rated BBB– or higher by Standard & Poor’s or Baa3 or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal. The Funds assign a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. If a security is downgraded after the time of purchase, the Underlying Managers will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.
The Funds may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.
In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.
Risks of Large Shareholder Transactions. The Fund may experience adverse effects when certain large shareholders, such as institutional investors and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Risks of Initial Public Offerings.  The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the

Appendix A
Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
Risks of Investing in Master Limited Partnerships.  The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may invest in MLPs. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.
MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that those operating companies may lack or have limited operating histories. The success of the Fund’s investments in an MLP will vary depending on the underlying industry represented by the MLP’s portfolio. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entities fail to make payments or satisfy their obligations to an MLP, the revenues and cash flows of that MLP and ability of that MLP to make distributions to unit holders such as the Fund would be adversely affected.
Certain MLPs in which the Fund invests depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which the Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP’s results of operations and cash flow, and on its ability to make distributions to unit holders such as the Fund.
The Fund must recognize income that it receives from underlying MLPs for tax purposes, even if the Fund does not receive cash distributions from the MLPs in an amount necessary to pay such tax liability. In addition, a percentage of a distribution received by the Fund as the holder of the MLP interest may be treated as a return of capital, which would reduce the Fund’s adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
MLPs do not pay U.S. federal income tax at the partnership level. Rather, the partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.
C. Portfolio Securities and Techniques
This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.
The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Funds’ investment objective and policies. Further information is provided in the SAI, which is available upon request.

The Investment Adviser, on behalf of the Multi-Manager Real Assets Strategy Fund, has filed a notice of eligibility claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and therefore is not subject to registration or regulation as a CPO under the CEA. With respect to the Subsidiary, the Investment Adviser is subject to registration and regulation as a CPO under the CEA for its services as an investment adviser and is exempt from certain CFTC recordkeeping, reporting and disclosure requirements under CFTC Rule 4.7.
Investments in the Subsidiary.  The Multi-Manager Real Assets Strategy Fund may gain exposure to the commodity markets by investing in the Subsidiary. The Subsidiary may invest in commodity index-linked swaps that provide exposure to the performance of the commodity markets. The IRS issued a revenue ruling that limits the extent to which the Fund may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See “Taxation” above for further information.
Although the Fund may invest in these commodity-linked derivative instruments directly, the Fund may gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary may also invest in fixed income instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivative positions. To the extent that the Fund invests in the Subsidiary, which may hold some of the investments described in the Prospectus, the Fund will be indirectly exposed to the risks associated with those investments. The Subsidiary is not registered under the Investment Company Act and, unless otherwise noted in the Prospectus, is not subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund.
With respect to its investments, the Subsidiary is generally subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements, futures and other commodity-linked securities and derivative instruments. The Fund and Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund.
Commodity-linked Derivative Instruments.  In accordance with existing law or other applicable guidance or relief provided by the IRS or other agencies, the Multi-Manager Real Assets Strategy Fund (and the Subsidiary) may invest in commodity-linked derivative instruments such as commodity futures, options on commodities, commodity-linked swaps, commodity index-linked structured notes and other derivative instruments that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts. Commodity futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of, or economic exposure to the price of, a commodity or a specified basket of commodities at a future time. An option on commodities gives the purchaser the right (and the writer of the option the obligation) to assume a position in a commodity or a specified basket of commodities at a specified exercise price within a specified period of time. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of commodity-linked derivatives will rise and fall in response to changes in the underlying commodity or commodity index. These instruments expose the Fund economically to movements in commodity prices. The Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income. The Fund may also invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. Structured notes may be structured by the issuer or the purchaser of the note. Structured notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. The Fund may also take long and/or short positions in commodities by investing in other investment companies, ETFs or other pooled investment vehicles, such as commodity pools. Certain of these other investment vehicles may seek to provide exposure to commodities without actually owning physical commodities, and may therefore produce different results than they would through ownership of the commodities. The Fund pursues each objective without directly investing in commodities.
Commodities are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Adviser and Underlying Managers may seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

Appendix A
The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked derivative instruments have been parallel to those of debt and equity securities.
Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.
U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.
U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently.
U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.
U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (STRIPS).
U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.
U.S. Treasury Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Government Securities if it is not obligated to do so by law.
Custodial Receipts and Trust Certificates.  The Funds may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), as applicable, or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.
REITs.  The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
Foreign Currency Transactions. The Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

The Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which presents additional risk.
The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of an Underlying Manager, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., an Underlying Manager may anticipate that the foreign currency will appreciate against the U.S. dollar).
The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.
Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.
Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. The market in such forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.
The Fund is not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, the Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post cash collateral with its counterparties (which is the case with certain transactions). Where the Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.
Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Funds may write (sell) call and put options and purchase put and call options on any securities in which the Funds may invest or on any securities index consisting of securities in which they may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.
The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Underlying Manager to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. The potential for losses depends on the Underlying Managers’ analysis and decision making processes around, but not limited to, expectations of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.
Futures Contracts and Options and Swaps on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges and foreign exchanges.

Appendix A
The Funds may purchase and sell futures contracts, purchase and write call and put options on futures contracts and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. The Funds may also enter into closing purchase and sale transactions with respect to such contracts and options.
Futures contracts and related options and swaps present the following risks:
◼
While the Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.
◼
Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
◼
The loss incurred by the Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
◼
Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
◼
As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
◼
Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
◼
Foreign exchanges may not provide the same protection as U.S. exchanges.
Other Investment Companies.  The Funds may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act, or exemptive relief or regulations thereunder. These statutory limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of total assets in securities of all investment companies.
The use of ETFs is generally intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or an Underlying Manager or any of their affiliates serves as investment adviser, administrator or distributor.
The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
Structured Securities.  The Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.
The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference effectively leveraging the Fund’s investments so that small changes in the value of the reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.
Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities.
Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.
Structured securities may include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.
Mortgage-Backed Securities.  The Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose the Fund to the risk of earning a lower rate of return upon reinvestment of principal.
The Fund may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/ commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.
Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-backed securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.
Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.
Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-backed securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Appendix A
To the extent the Fund concentrates its investments in pools of mortgage-backed securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.
Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Fund to the extent it invests in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.
Asset-Backed Securities.  The Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.
Municipal Securities.  The Multi-Manager Non-Core Fixed Income Fund may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest.
Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.
Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Fund may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Fund based on investments in Municipal Securities will be taxable.
The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.
Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. Certain tender option bonds may be illiquid.
Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.
The Fund may invest in Municipal Securities issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of the Fund.
Brady Bonds and Similar Instruments.  The Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).
Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.
In addition, the Fund may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.
Unseasoned Companies.  The Funds may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Appendix A
When-Issued Securities and Forward Commitments.  The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if an Underlying Manager deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.
Short Sales Against-the-Box.  The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.
Corporate Debt Obligations, Trust Preferred Securities and Convertible Securities.  The Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.
Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.
Bank Obligations.  The Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds.  The Funds may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.
Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.
The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund’s ability to achieve its investment objectives may depend to a greater extent on an Underlying Manager’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.
The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated which may affect the market value and liquidity of the security. If this occurs, the Fund may continue to hold the security if an Underlying Manager believes it is in the best interest of the Fund and its shareholders.
Preferred Stock, Warrants and Stock Purchase Rights.  The Funds may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.
Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Distressed Debt.  If the Fund invests in distressed debt, it may risk holding the securities through bankruptcy proceedings. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the Fund’s

Appendix A
influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Funds may enter into repurchase agreements with eligible counterparties that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.
If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.
The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Borrowings and Reverse Repurchase Agreements.  The Funds can borrow money from banks and other financial institutions and the Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).
Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when an Underlying Manager expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.
Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. The Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in reverse repurchase agreements.
Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Index Swaps, Total Return Swaps, Equity Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The Funds may enter into some or all of the following swap transactions and options agreements, including interest rate swaps, mortgage swaps, credit swaps, currency swaps, index swaps, total return swaps, options on swaps and interest rate caps, floors and collars.
Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps (also referred to as credit default swaps) involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Credit swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, a party may also be required to pay the dollar value of that decline to the counterparty. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an Index) for another payment stream. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.

The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when the Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by an Underlying Manager to meet the Fund’s minimum credit criteria at the time the swap is first entered into.
When the Fund writes (sells) credit swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.
The use of interest rate, mortgage, credit, currency, index, total return and equity swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Underlying Manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.
Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading are expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading do not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher amounts for uncleared swaps.
Floating and Variable Rate Obligations.  The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.
Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse effect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.
Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on

Appendix A
the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
Loan-Related Investments.  The Funds may invest in loan-related investments such as loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower (the “borrower”) which is administered and sold by a financial intermediary. The Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan interests may take the form of a direct or co-lending relationship with the borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a loan interest or when it acquires certain interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower.
An assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from a credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior Loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Second Lien Loans have the same characteristics as Senior Loans except that such loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Second Lien Loans typically have adjustable floating rate interest payments. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Inflation Protected Securities.  The Multi-Manager Real Assets Strategy Fund may invest in IPS of varying maturities issued by the

U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. The Multi-Manager Non-Core Fixed Income Fund may invest in IPS of varying maturities, including IPS issued by the governments of emerging market countries and other emerging market government agencies and corporations. IPS are fixed income securities whose interest and principal payments are adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate. Any increase or decrease in the principal amount of IPS will result in an adjustment of interest income which is distributed to shareholders periodically.
The values of IPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. If inflation is lower than expected during the period the Fund holds IPS, the Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
The U.S. Treasury utilizes the Consumer Price Index for Urban Consumers (“CPIU”) as the measurement of inflation, while other issuers of IPS may use different indices as the measure of inflation. Any increase in principal value of IPS caused by an increase in the CPIU is taxable in the year the increase occurs, even though the Fund holding IPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.
The Fund will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or IPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.
Collateralized Debt Obligations. The Funds may invest in CDOs, which include CLOs, CBOs, and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and other administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid investments. However, an active dealer market may exist for CDOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CDOs may be characterized by the Fund as liquid investments. In addition to the normal risks associated with fixed income securities discussed elsewhere in the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Yield Curve Options.  The Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Appendix A
The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
Inverse Floating Rate Securities.  The Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which an inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.
Equity Investments.  After its purchase, a Multi-Manager Non-Core Fixed Income Fund portfolio investment (such as a CDO) may convert to an equity security. Alternatively, the Fund may acquire equity securities in connection with a restructuring event related to one or more of its investments. If this occurs, the Fund may continue to hold the investment or make additional purchases of that equity investment if an Underlying Manager believes it is in the best interest of the Fund and its shareholders.
Asset Segregation.  As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, each Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where the Fund is the protection seller). However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, each Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangement with a third party FCM or other counterparty to off-set the Funds’ exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. The Fund reserves the right to modify its asset segregation policies in the future in its discretion, consistent with the Investment Company Act and SEC or SEC staff guidance. By identifying assets equal to only its net obligations under certain instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to identify assets equal to the full notional amount of the instrument.
In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed above. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Fund to trade derivatives (and other transactions that create future payment or delivery obligations) subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Appendix B
Financial Highlights
The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years  (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' most recent annual report (available upon request).
	Goldman Sachs Multi-Manager Global Equity Fund
	Class R6 Shares(a)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data
Net asset value, beginning of year	$10.64	$10.97	$10.62	$11.36	$9.49
Net investment income(b)	0.14	0.14	0.19	0.15	0.11
Net realized and unrealized gain (loss)	4.37	0.15	0.91	(0.52)	1.91
Total from investment operations	4.51	0.29	1.10	(0.37)	2.02
Distributions to shareholders from net investment income	(0.09)	(0.33)	(0.19)	(0.15)	(0.15)
Distributions to shareholder from net realized gains	(0.15)	(0.29)	(0.56)	(0.22)	—
Total distributions	(0.24)	(0.62)	(0.75)	(0.37)	(0.15)
Net asset value, end of year	$14.91	$10.64	$10.97	$10.62	$11.36
Total return(c)	42.93%	2.60%	11.39%	(3.43)%	21.63%
Net assets, end of year (in 000s)	$526,397	$527,449	$462,441	$633,577	$490,497
Ratio of net expenses to average net assets	0.51%	0.46%	0.72%	0.80%	0.85%
Ratio of total expenses to average net assets	1.31%	1.53%	1.42%	1.39%	1.47%
Ratio of net investment income to average net assets	1.07%	1.34%	1.81%	1.29%	1.03%
Portfolio turnover rate(d)	83%	79%	91%	76%	88%
(a)
Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund
	Class R6 Shares(a)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data
Net asset value, beginning of year	$8.70	$9.06	$8.83	$9.60	$9.60
Net investment income(b)	0.43	0.45	0.54	0.51	0.50
Net realized and unrealized gain (loss)	0.22	(0.35)	0.31	(0.77)	—
Total from investment operations	0.65	0.10	0.85	(0.26)	0.50
Distributions to shareholders from net investment income	(0.41)	(0.40)	(0.55)	(0.39)	(0.47)
Distributions to shareholder from return of capital	(0.03)	(0.06)	(0.07)	(0.12)	(0.03)
Total distributions	(0.44)	(0.46)	(0.62)	(0.51)	(0.50)
Net asset value, end of year	$8.91	$8.70	$9.06	$8.83	$9.60
Total return(c)	7.47%	1.21%	9.03%	(2.84)%	5.38%
Net assets, end of year (in 000s)	$1,425,079	$940,024	$820,164	$683,830	$401,682
Ratio of net expenses to average net assets	0.55%	0.60%	0.61%	0.70%	0.70%
Ratio of total expenses to average net assets	0.98%	1.04%	1.05%	1.08%	1.12%
Ratio of net investment income to average net assets	4.69%	5.20%	6.01%	5.52%	5.26%
Portfolio turnover rate(d)	96%	102%	150%	123%	152%
(a)
Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs Multi-Manager Real Assets Strategy Fund
	Class R6 Shares(a)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data
Net asset value, beginning of year	$8.93	$10.78	$9.24	$9.66	$9.17
Net investment income(b)	0.22	0.19	0.22	0.23(c)	0.20
Net realized and unrealized gain (loss)	2.76	(1.51)	1.57	(0.41)	0.58
Total from investment operations	2.98	(1.32)	1.79	(0.18)	0.78
Distributions to shareholders from net investment income	(0.15)	(0.35)	(0.20)	(0.05)	(0.29)
Distributions to shareholder from net realized gains	—	(0.18)	(0.05)	(0.19)	—
Total distributions	(0.15)	(0.53)	(0.25)	(0.24)	(0.29)
Net asset value, end of year	$11.76	$8.93	$10.78	$9.24	$9.66
Total return(d)	33.70%	(12.86)%	20.04%	(1.88)%	8.65%
Net assets, end of year (in 000s)	$733,307	$459,950	$449,938	$387,008	$212,441
Ratio of net expenses to average net assets	0.69%	0.77%	0.81%	0.90%	0.90%
Ratio of total expenses to average net assets	1.16%	1.21%	1.24%	1.32%	1.32%
Ratio of net investment income to average net assets	2.08%	2.02%	2.23%	2.37%	2.10%
Portfolio turnover rate(e)	96%	92%	97%	86%	131%
(a)
Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Reflects income recognized from special dividends which amounted to $0.04 per share and 0.45% of average net assets.
(d)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

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Strategic Multi-Asset Class Funds Prospectus

FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is or will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports and the SAI are available free upon request by calling Goldman Sachs Funds at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: www.gsamfunds.com/content/gsam/us/en/individual/literature-and-forms/literature.html.
From time to time, certain announcements and other information regarding the Fund may be found at
http://www.gsamfunds.com/announcements-ind for individual investors, or
http://www.gsamfunds.com/announcements for advisers.
To obtain other information and for shareholder inquiries:
Class R6
◼ By telephone:	1-800-621-2550
◼ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306
◼ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Trust's investment company registration number is 811-22781.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC.
SMACPRO-22

PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2022
FUND	CLASS R6 SHARES
GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND	GSEQX
GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND	GNCFX
GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND	GRASX
(Strategic Multi-Asset Class Funds of Goldman Sachs Trust II)
Goldman Sachs Trust II
200 West Street
New York, New York 10282
This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectus for the Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund and Goldman Sachs Multi-Manager Real Assets Strategy Fund (together the “Funds” and each individually, a “Fund”), dated February 28, 2022, as it may be further amended and/or supplemented from time to time (the “Prospectus”). The Prospectus may be obtained without charge from Goldman Sachs & Co. LLC by calling the telephone number or writing to one of the addresses listed below or from institutions (“Intermediaries”) acting on behalf of their customers.
The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm for each Fund, contained in the Funds' 2021 Annual Report are incorporated herein by reference in the section titled “FINANCIAL STATEMENTS.” No other portions of the Funds' Semi-Annual or Annual Report are incorporated by reference herein. The Fund’s Semi-Annual or Annual Report may be obtained upon request and without charge by calling Goldman Sachs & Co. LLC toll-free at 1-800-621-2550.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser
200 West Street
New York, New York 10282
GOLDMAN SACHS & CO. LLC
Distributor
200 West Street
New York, New York 10282
GOLDMAN SACHS & CO. LLC
Transfer Agent
71 South Wacker Drive
Chicago, Illinois 60606
Toll-free (in U.S.)
800-621-2550.
iii

INTRODUCTION
Goldman Sachs Trust II (the “Trust”) is an open-end management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated August 28, 2012. The following series of the Trust are described in this SAI: Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund and Goldman Sachs Multi-Manager Real Assets Strategy Fund (each referred to herein as a “Fund” and, together, the “Funds”).
The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series and classes may be added in the future from time to time. Each Fund currently offers one class of shares: Class R6 Shares. See “SHARES OF THE TRUST.”
Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as the Investment Adviser to the Funds. In addition, Goldman Sachs serves as the Funds’ distributor (the “Distributor”) and transfer agent (the “Transfer Agent”). The Funds’ custodian and administrator is State Street Bank and Trust Company (“State Street”). The Multi-Manager Global Equity Fund’s investment sub-advisers are currently: Axiom Investors LLC (“Axiom”), Boston Partners Global Investors, Inc. (“Boston Partners”), Causeway Capital Management LLC (“Causeway”), Diamond Hill Capital Management Inc. (“Diamond Hill”), DWS Investment Management Americas, Inc. (“DIMA”), GW&K Investment Management, LLC (“GW&K”), Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), Principal Global Investors, LLC (“Principal”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson"), Vulcan Value Partners, LLC (“Vulcan”), WCM Investment Management, LLC (“WCM”) and Wellington Management Company LLP (“Wellington”); the Multi-Manager Non-Core Fixed Income Fund’s investment sub-advisers are currently Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Brigade Capital Management, LP ("Brigade"), Marathon Asset Management, L.P. (“Marathon), Nuveen Asset Management, LLC (“Nuveen”), Pacific Asset Management LLC (“Pacific”), RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”), River Canyon Fund Management LLC (“River Canyon”) and TCW Investment Management Company LLC (“TCW”); and the Multi-Manager Real Assets Strategy Fund’s investment sub-advisers are currently Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), PGIM Real Estate, a business unit of PGIM Inc. (“PRE”), Presima Inc. (“Presima”), Principal Real Estate Investors, LLC (“PrinREI”) and RREEF America L.L.C. (“RREEF”) (collectively, the “Underlying Managers”). The Investment Adviser determines the percentage of a Fund’s portfolio allocated to each Underlying Manager in order to seek to achieve the Fund’s investment objective. The Investment Adviser’s Multi-Asset Solutions Group (“MAS” or the “MAS Group”) is responsible for the Funds’ asset allocation, and the Investment Adviser’s Alternative Investments & Manager Selection Group (“AIMS” or the “AIMS Group”) is responsible for making recommendations with respect to hiring, terminating, or replacing each Fund’s Underlying Managers. Fund assets not allocated to Underlying Managers may be managed by the Investment Adviser (references to “Underlying Manager(s)” include the Investment Adviser when acting in this capacity).
The following information relates to and supplements the description of each Fund’s investment policies contained in the Prospectus. See the Prospectus for a more complete description of the Funds’ investment objectives and policies. Investing in a Fund entails certain risks, and there is no assurance that the Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.
INVESTMENT OBJECTIVES AND POLICIES
Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. The Funds are diversified, open-end management companies as defined in the Investment Company Act of 1940, as amended (the “Act” or “1940 Act”). The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds’ Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the U.S. Securities and Exchange Commission (“SEC”) before any change in each of the Multi-Manager Global Equity Fund’s and Multi-Manager Non-Core Fixed Income Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in the particular type of investment suggested by its name. Additional information about each Fund, its policies, and the investment instruments it may hold is provided below.
A Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. A Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers, and on the ability of the Underlying Managers to successfully execute the Fund’s investment strategies. A Fund should not be relied upon as a complete investment program.
The Multi-Manager Real Assets Strategy Fund may pursue its investment objective by investing up to 25% of its total assets in Cayman Commodity-MMRA, LLC, the wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is managed by the Investment Adviser and may be subadvised by one or more Underlying Managers. The Subsidiary may seek to gain commodities exposure and is generally subject to the same fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) is able to invest without limitation in commodity-linked securities and derivative instruments. The Fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that the Subsidiary will comply with the requirements to identify liquid assets on its books (often referred to as “asset segregation”), or engage in other SEC- or SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives, to the same extent as would apply if the Subsidiary were registered under the 1940 Act. For more information about these practices, see “DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES—Asset Segregation.”
To the extent it invests in the Subsidiary, the Multi-Manager Real Assets Strategy Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that may be held by the Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Fund. See below under “DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES—Investment Objective and Policies—Investments in the Wholly-Owned Subsidiary” for a more detailed discussion of the Fund’s use of the Subsidiary.
The Investment Adviser, on behalf of the Multi-Manager Real Assets Strategy Fund, has filed a notice of eligibility claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and therefore is not subject to registration or regulation as a CPO under the CEA. With respect to the Subsidiary, the Investment Adviser is subject to registration and regulation as a CPO under the CEA for its services as an investment adviser and is exempt from certain Commodity Futures Trading Commission (“CFTC”) recordkeeping, reporting and disclosure requirements under CFTC Rule 4.7.
The Investment Adviser has claimed temporary relief from registration as a CPO under the CEA for the Multi-Manager Global Equity Fund and Multi-Manager Non-Core Fixed Income Fund and therefore is not subject to registration or regulation as a CPO under the CEA.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES
The investment securities and practices and related risks applicable to each Fund (which, for the remainder of this section, refers to one or more of the Funds offered in this SAI) are presented below in alphabetical order, and not in the order of importance or potential exposure.
Asset-Backed Securities
Each Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.
Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.
Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.
Asset Segregation
As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments  that do not cash settle, for example, a Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where a Fund is the protection seller). However, with respect to swaps, futures contracts, options, forward contracts and other derivative instruments  that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when a Fund have entered into a contractual arrangement with a third party futures commission merchant ("FCM") or other counterparty to off-set the Funds' exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. The Fund reserve the right to modify its asset segregation policies in the future in its discretion, consistent with the 1940 Act and SEC or SEC staff guidance. By identifying assets equal to only its net obligations under certain instruments, a Fund will have the ability to employ leverage to a greater extent than if the Fund was required to identify assets equal to the full notional amount of the instrument.
In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in a Fund’s asset segregation and cover practices discussed herein. Subject to certain exceptions, the final rule requires a Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the final rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of a Fund to use derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Investment Adviser cannot predict the effects of these regulations on a Fund. The Investment Adviser intends to monitor developments and seek to manage a Fund in a manner consistent with achieving a Fund’s investment objective.
Bank Obligations
Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Each Fund may invest in deposits in U.S. and European banks.
Collateralized Loan Obligations and Other Collateralized Debt Obligations
The Multi-Manager Non-Core Fixed Income Fund may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default;

(iii) the Funds may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of a Fund.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying collateral and may be rated investment grade. Despite the protection from the equity and mezzanine tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Funds’ investments in CLOs principally consist of senior tranches and, to a lesser extent, mezzanine tranches.
Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may have limited independent pricing transparency. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in CLOs.
The Funds may also invest in collateralized debt obligations (“CDOs”), which are structured similarly to CLOs, but are backed by pools of assets that are debt securities (rather than being limited only to loans), typically including bonds, other structured finance securities (including other asset-backed securities and other CDOs) and/or synthetic instruments. Like CLOs, the risks of an investment in a CDO depend largely on the type and quality of the collateral securities and the tranche of the CDO in which the Funds invests. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
Combined Transactions
Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (as applicable) (including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of the Investment Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Commercial Paper and Other Short-Term Corporate Obligations
The Funds may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Commodity-Linked Investments
The Multi-Manager Non-Core Fixed Income Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, discussed below, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts.
The Multi-Manager Real Assets Strategy Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in the Subsidiary. The Fund may also invest in commodities through investments in other investment companies, exchange-traded funds (“ETFs”) or other pooled investment vehicles. Although it does not currently intend to do so, the Fund may also invest in certain commodity-linked structured notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments.
In choosing investments, an Underlying Manager may seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by a Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, an investment in commodities may be expected to underperform an investment in traditional securities. Over the long term, the returns on a Fund’s investments in commodities are expected to exhibit low or negative correlation with stocks and bonds.
Because commodity-linked derivative instruments are available from a relatively small number of issuers, the Fund’s investments in commodity-linked derivative securities are particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may also serve as counterparty to a substantial number of the Fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations.
Contracts for Difference
The Fund may enter into contracts for difference (“CFDs”), which offer exposure to price changes in an underlying instrument without ownership of that instrument. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. The buyer and seller may be required to post collateral, which is adjusted daily. Adverse movements in the underlying instrument will require the buyer to post additional margin. The buyer will also pay to the seller a financing rate on the notional amount of the CFD. A CFD is usually terminated at the buyer’s initiative. As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. There may be liquidity risk if the underlying investment is illiquid because the liquidity of a CFD is based in part on the liquidity of the underlying instrument. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty failed to honor its obligations, the value of the contract may be reduced. The Fund may use CFDs to take either a short or long position on an underlying instrument. CFDs are not registered with the SEC or any U.S. regulator.

Convertible Securities
Each Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund. To the extent that a Fund holds a convertible security, or a security that is otherwise converted or exchanged for common stock (e.g., as a result of a restructuring), the Fund may, consistent with its investment objective, hold such common stock in its portfolio.
In evaluating a convertible security, an Underlying Manager may give primary emphasis to the attractiveness of the underlying common stock.
Corporate Debt Obligations
Each Fund may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
Corporate debt obligations rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. The price of corporate debt obligations will generally fluctuate in response to fluctuations in supply and demand for similarly rated securities. In addition, the price of corporate debt obligations will generally fluctuate in response to interest rate levels. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in each Fund’s net asset value (or "NAV"). Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues.

Covered Bonds
Covered bonds are debt instruments, issued by a financial institution and secured by a segregated pool of financial assets (the “cover pool”), typically comprised of mortgages or, in certain cases, public-sector loans. The cover pool, typically maintained by an issuing financial institution, is designed to pay covered bondholders in the event that there is a default on the payment obligations of a covered bond. To the extent the cover pool assets are insufficient to repay principal and/or interest, covered bondholders also have a senior, unsecured claim against the issuing financial institution. Covered bonds differ from other debt instruments, including asset-backed securities, in that covered bondholders have claims against both the cover pool and the issuing financial institution.
Custodial Receipts and Trust Certificates
Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities (as defined below), municipal securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For purposes of certain securities laws, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Although under the terms of a custodial receipt or trust certificate the Fund would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Distressed Debt
Each Fund may invest in the securities and other obligations of financially troubled companies, including stressed, distressed and bankrupt issuers and debt obligations that are in covenant or payment default. In addition, investments of the Fund may become distressed or bankrupt following the Fund’s initial acquisition of the security. Historically, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher occurrence of default by the issuers of these instruments. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically, such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be speculative.
In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss.
Distressed investments may require active participation by the Investment Adviser or an Underlying Manager in the restructuring of the Fund’s investment or other actions intended to protect the Fund’s investment; however, there may be situations where the Investment Adviser or an Underlying Manager may determine to not so participate due to regulatory, tax or other considerations. In addition, the Fund may participate on creditors’ committees to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to additional expenses (including legal fees) and may make the Fund an “insider” of the issuer for purposes of the federal securities laws. This may result in increased litigation risks to the Fund or may restrict the Investment Adviser’s or an Underlying Manager's ability to dispose of the security.
There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in securities and other obligations of financially troubled companies.
Dividend-Paying Investments
A Fund's investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund's investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, a Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.
Equity Investments
Each Fund may purchase equity investments. In addition, after its purchase, a portfolio investment (such as a CDO) may convert to an equity security. The Fund may also acquire equity securities in connection with a restructuring event related to one or more of its investments. If this occurs, the Fund may continue to hold the investment if the Underlying Manager believes it is in the best interest of the Fund and its shareholders.
Equity-Linked Structured Notes
The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivatives that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Floating Rate Loans and Other Variable and Floating Rate Securities
The interest rates payable on certain securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Moreover, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels, but they may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.
Floating rate loans consist generally of obligations of companies or other entities (e.g., a U.S. or foreign bank, insurance company or finance company) (collectively, “borrowers”) incurred for a variety of purposes. Floating rate loans may be acquired by direct investment as a lender or as an assignment of the portion of a floating rate loan previously attributable to a different lender. A Fund may also invest in floating rate loans through a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution.
Floating rate loans may be obligations of borrowers who are highly leveraged. Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower’s demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.
Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded. As a result, no active market may exist for some floating rate loans.

Purchasers of floating rate loans and other forms of debt obligations depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the obligation may be adversely affected. Floating rate loans and other debt obligations that are fully secured provide more protections than unsecured obligations in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt obligations are not rated by any nationally recognized statistical ratings organizations (“NRSRO”). In connection with the restructuring of a floating rate loan or other debt obligation outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt obligations may be received in exchange for all or a portion of an interest in the obligation.
From time to time, Goldman Sachs and its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell floating rate loans to the Fund or acquire floating rate loans from the Fund, or may be intermediate participants with respect to floating rate loans owned by the Fund. These banks also may act as agents for floating rate loans that the Fund owns.
Agents. Floating rate loans typically are originated, negotiated, and structured by a bank, insurance company, finance company, or other financial institution (the “agent”) for a lending syndicate of financial institutions. The borrower and the lender or lending syndicate enter into a loan agreement. In addition, an institution (typically, but not always, the agent) holds any collateral on behalf of the lenders.
In a typical floating rate loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. Purchasers will rely on the agent to use appropriate creditor remedies against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid on structuring and funding the floating rate loan and other fees paid on a continuing basis. The typical practice of an agent or a lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.
If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.
Assignments. A Fund may purchase an assignment of a portion of a floating rate loan from an agent or from another group of investors. The purchase of an assignment typically succeeds to all the rights and obligations under the original loan agreement; however, assignments may also be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning agent or investor.
Loan Participation Interests. Purchasers of participation interests do not have any direct contractual relationship with the borrower. Purchasers rely on the lender who sold the participation interest not only for the enforcement of the purchaser’s rights against the borrower but also for the receipt and processing of payments due under the floating rate loan. For additional information, see the section “Loans and Loan Participations” below.
Liquidity. Floating rate loans may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating rate loans are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans. To the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating rate loans may have an adverse effect on the value of such loans and may make it more difficult to value the loans for purposes of calculating their respective NAV. These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in floating rate loans and other variable and floating rate securities.
Extended Trade Settlement Periods. Because transactions in many floating rate loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of floating rate loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.
Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities or obligations of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.
Floating rate loan collateral may consist of various types of assets or interests, including working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower.
Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.
In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral.
Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.
There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.
Some floating rate loans are unsecured. The claims of holders under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly also to claims of other creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.
Floating Interest Rates. The rate of interest payable on floating rate loans and other floating or variable rate obligations is the sum of a base lending rate plus a specified spread. Base lending rates are generally the London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based floating rate loans/obligations is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans/obligations floats daily as those rates change. Investment in floating rate loans/obligations with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.
The yield on a floating rate loan/obligation will primarily depend on the terms of the underlying floating rate loan/obligation and the base lending rate chosen by the borrower. The relationship between LIBOR, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.
Maturity. Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.
Supply of Floating Rate Loans. The legislation of state or federal regulators that regulate certain financial institutions may impose additional requirements or restrictions on the ability of such institutions to make loans, particularly with respect to highly leveraged transactions. The supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be lower quality or higher priced.
Restrictive Covenants. A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.
Fees. Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, and prepayment penalty fees. When a purchaser buys a floating rate loan, it may receive a facility fee; and when it sells a floating rate loan, it may pay a facility fee. A purchaser may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan or a prepayment penalty fee on the prepayment of a floating rate loan. A purchaser may also receive other fees, including covenant waiver fees and covenant modification fees.
Other Types of Floating Rate Debt Obligations. Floating rate debt obligations include other forms of indebtedness of borrowers such as notes and bonds, obligations with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.
Inverse Floating Rate Debt Obligations. A Fund may invest in “leveraged” inverse floating rate debt instruments (“inverse floaters”), including “leveraged inverse floaters.” The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.
Foreign Investments
Each Fund may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of an Underlying Manager, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Funds’ Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.
With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect a Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.
As described more fully below, a Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of, or ignored internationally accepted standards of due process against, private companies. In addition, a country may take these and other retaliatory actions against a specific private company, including a Fund, the Investment Adviser, or an Underlying Manager. There may not be legal recourse against these actions, which could arise in connection with the commercial activities of Goldman Sachs or its affiliates or otherwise, and a Fund could be subject to substantial losses. In addition, a Fund or an Underlying Manager may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. See “Investing in Emerging Countries,” below.
Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks. For example, the United Nations Security Council has imposed certain sanctions relating to Iran and Sudan and both countries are embargoed countries by the Office of Foreign Assets Control (“OFAC”) of the Treasury.
In addition, from time to time, certain of the companies in which a Fund may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. Such activities may relate to human rights issues (such as patterns of human rights abuses or violations, persecution or discrimination), impacts to local communities in which companies operate and environmental sustainability. For a description of the Investment Adviser’s approach to responsible and sustainable investing, please see GSAM’s Statement on Responsible and Sustainable Investing at https://www.gsam.com/content/dam/gsam/pdfs/common/en/public/miscellaneous/GSAM_statement_on_respon_sustainable_investing.pdf.

As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, a Fund would be indirectly subject to those risks.
The Investment Adviser is committed to complying fully with sanctions in effect as of the date of this Statement of Additional Information and any other applicable sanctions that may be enacted in the future with respect to Sudan or any other country.
Investments in foreign securities often involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund’s net currency positions may expose it to risks independent of its securities positions.
Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the assets of a Fund are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.
Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored

Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.
These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in securities of foreign issuers.
Foreign Government Obligations. Foreign government obligations include securities, instruments and obligations issued or guaranteed by a foreign government, its agencies, instrumentalities or sponsored enterprises. Investment in foreign government obligations can involve a high degree of risk. The governmental entity that controls the repayment of foreign government obligations may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their debt. Holders of foreign government obligations (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.
Forward Foreign Currency Exchange Contracts
Each Fund may enter into forward foreign currency exchange contracts for investment and speculative purposes, as well as for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.
At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.
The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would have cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

The Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, a Fund may attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
Additionally, when the Underlying Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange, which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets.
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While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. Markets for trading such forward foreign currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Such forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.
To the extent that a portion of the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in issuers of emerging country securities.
Futures Contracts and Options on Futures Contracts
Each Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Fund may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. Financial futures contracts used by the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward LIBOR of a three-month deposit.  The Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration of its fixed income securities holdings in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.
Futures contracts utilized by mutual funds have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) or, with respect to certain funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.
Neither the CFTC, National Futures Association (“NFA”), SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, those persons may not have the protection of the U.S. securities laws.
Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a Fund can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, a Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies. As another example, a Funds may enter into futures transactions to seek a closer correlation between a Funds' overall currency exposures and the currency exposures of a Fund's performance benchmark.
Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund will usually liquidate futures contracts on securities or currency in this manner, the Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging Strategies Using Futures Contracts. When a Fund uses futures contracts for hedging purposes, the Fund to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund proposes to acquire) or the exchange rate of currencies in which portfolio securities are quoted or denominated. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of such Fund’s portfolio securities. Similarly, a Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Underlying Manager, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Underlying Manager will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, a Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other Considerations. The Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to identify on its books cash or liquid assets. The Fund may cover their transactions in futures contracts and related options by identifying on its books cash or liquid assets or by other means, in any manner permitted by applicable law. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.
In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of a Fund’s trading in futures depends upon the ability of the Underlying Manager to analyze correctly the futures markets.

High Yield Securities
The Fund may invest in bonds rated BB+ or below by S&P Global Ratings (“Standard & Poor”) or Ba1 or below by Moody’s Investors Service, Inc. (“Moody’s”) (or comparable rated and unrated securities). These bonds are commonly referred to as “junk bonds,” are non-investment grade and are considered speculative. The ability of issuers of high yield securities to make principal and interest payments may be questionable because such issuers are often less creditworthy or are highly leveraged and are generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments. In some cases, high yield securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investments in investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by S&P Global Ratings or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix A for a description of the corporate bond and preferred stock ratings by S&P Global Ratings, Moody’s, Fitch, Inc. and Dominion Bond Rating Service Limited.
The market values of high yield securities securities tend to reflect individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield securities that are highly leveraged may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected by economic downturns or their inability to meet specific projected business forecasts than would be the case for issuers of higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such high yield securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of high yield securities securities is the supply and demand for similarly rated securities. In addition, the prices of investments fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the NAV of the Fund.
The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because such high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, a Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. The Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.
The secondary market for high yield securities securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities may not be as liquid as and may be more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield securities securities is generally lower than that of higher rated securities. The secondary market for high yield securities securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments when needed to meet their redemption requests or other liquidity needs. The Underlying Manager could find it difficult to sell these investments or may be able to sell the investments only at prices lower than if such investments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the NAVs of the Fund. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.
Non-investment grade or high yield securities also present risks based on payment expectations. High yield securities securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if a Fund experiences net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high yield securities.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on an Underlying Manager’s credit analysis than would be the case with investments in investment-grade debt obligations.
An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s NAV to the extent it invests in such investments. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in high yield securities.
Illiquid Investments
Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain stripped Mortgage-Backed Securities (“SMBS”), certain municipal leases, certain over-the-counter options, securities and other financial instruments that are not readily marketable, certain Senior Loans and Second Lien Loans, certain CDOs, CLOs, CBOs, and Restricted Securities unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. Those investment practices could have the effect of increasing the level of illiquidity in a Fund to the extent that market demand for securities held by the Fund decreases such that previously liquid securities become illiquid. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Investment Adviser to administer the Trust’s liquidity risk management program and related procedures. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that a Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, a Fund must take this determination into account when classifying the liquidity of that investment or asset class.
In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Investment Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in a Fund’s portfolio become illiquid, a Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause a Fund to exceed this limit, a Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
Index Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Equity Swaps, Volatility and Variance Swaps, Inflation and Inflation Asset Swaps, Correlation Swaps, and Options on Swaps and Interest Rate Swaps, Caps, Floors and Collars
The Fund may enter into interest rate, mortgage, currency, equity, credit and total return swaps. The Fund may also enter into interest rate caps, floors and collars. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. The Fund may enter into index swaps, volatility and variance swaps, inflation and inflation asset swaps and correlation swaps.
The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.
In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Each Fund posts initial and variation margin by making payments to their clearing member FCMs.
Index swaps involve the exchange by the Fund with another party of payments based on a notional principal amount of a specified index or indices. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive payments for floating rate payments based on interest rates at specified intervals in the future. Two types of interest rate swaps include “fixed-for-floating rate swaps” and “basis swaps.” Fixed-for-floating rate swaps involve the exchange of payments based on a fixed interest rate for payments based on a floating interest rate index. By contrast, basis swaps involve the exchange of payments based on two different floating interest rate indices. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.
Credit swaps (also referred to as credit default swaps) involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities. Loan credit default swaps are similar to credit default swaps on bonds, except that the underlying protection is sold on secured loans of a reference entity rather than a broader category of bonds or loans. Loan credit default swaps may be on single names or on baskets of loans, both tranched and untranched. The Fund may obtain exposure to Senior Loans (as defined below) through the use of derivative instruments including loan credit default swaps. Investments in loan credit default swaps involve many of the risks associated with investments in derivatives more generally. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. Equity swap contracts may be structured in different ways. For example, as a total return swap where a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or a group of stocks), plus the dividends that would have been received on those stocks. In other cases, the counterparty and the Fund may each agree to pay the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or a group of stocks).

A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a reference instrument over a stated period of time. Volatility swaps can be used to adjust the volatility profile of the Fund. For example, the Fund may buy a volatility swap to take the position that the reference instrument’s volatility will increase over a stated period of time. If this occurs, the Fund will receive a payment based upon the amount by which the realized volatility level of the reference instrument exceeds an agreed upon volatility level. If volatility is less than the agreed upon volatility level, then the Fund will make a payment to the counterparty calculated in the same manner. A variance swap is an agreement between two parties to exchange cash payments based on changes in the variance of a reference instrument over a stated period of time. Volatility is the mathematical square root of variance, and variance swaps are used for similar purposes as volatility swaps.
An inflation swap is an agreement between two parties in which one party agrees to pay the cumulative percentage increase in a reference inflation index (e.g., the Consumer Price Index) and the other party agrees to pay a compounded fixed rate over a stated period of time. In an inflation asset swap, the reference instrument is a bond with a value that is tied to inflation (e.g., Treasury Inflation-Protected Security) and one party pays the cash flows from the reference instrument in exchange for a payment based on a fixed rate from the other party. Each Fund may enter into inflation swaps and inflation asset swaps to protect the Fund against changes in the rate of inflation.
A correlation swap is an agreement in which two parties agree to exchange cash payments based on the correlation between specified reference instruments over a set period of time. Two assets would be considered closely correlated if, for example, their daily returns vary in similar proportions or along similar trajectories. For example, the Fund may enter into correlation swaps to change its exposure to increases or decreases in the correlation between prices or returns of different Fund holdings.
A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
A great deal of flexibility may be possible in the way swap transactions are structured. However, generally the Fund will enter into interest rate, total return, credit, mortgage and equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, mortgage and equity swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, mortgage and equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, mortgage or equity swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive, if any.
In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for a gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by the Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. Each Fund may be either the protection buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.
As a result of recent regulatory developments, certain standardized swaps are currently subject to mandatory central clearing and some of these cleared swaps must be traded on an exchange or swap execution facility (“SEF”). A SEF is a trading platform in which multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may cause the Fund to incur increased expenses to execute swaps. Central clearing should decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or liquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.
To the extent that the Fund’s exposure in a transaction involving a swap, swaption or an interest rate floor, cap or collar is covered by identifying cash or liquid assets on the Fund’s books or is covered by other means in accordance with SEC- or SEC staff-approved guidance or other appropriate measures, the Fund and the Investment Adviser and Underlying Managers believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”
The use of swaps and swaptions, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.  If an Underlying Manager is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment instruments were not used.
In addition, these transactions can involve greater risks than if the Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to liquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if the Fund invests in cleared swaps. Bilateral swap agreements are two party contracts that may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Certain rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Since the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in swaps.
Inverse Floating Rate Securities
The Fund may invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.
Investing in Emerging Countries
Emerging Markets Equity Securities. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as stringent, extensive and frequent accounting, auditing, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S., and the degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States. In addition, U.S. regulators may not have sufficient access to adequately audit and oversee issuers. For example, the Public Company Accounting Oversight Board (the “PCAOB”) is responsible for inspecting and auditing the accounting practices and products of U.S.-listed companies, regardless of the issuer’s domicile. However, certain emerging market countries, including China, do not provide sufficient access to the PCAOB to conduct its inspections and audits. As a result, U.S. investors, including the Funds, may be subject to risks associated with less stringent accounting oversight.
Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests. In addition, emerging market countries are often characterized by limited reliable access to capital.
The Funds’ purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Funds, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Market Characteristics. Investment in debt securities of emerging country issuers involves special risks. The development of a market for such securities is a relatively recent phenomenon and debt securities of most emerging country issuers are less liquid and are generally subject to greater price volatility than securities of issuers in the United States and other developed countries. In certain countries, there may be fewer publicly traded securities, and the market may be dominated by a few issuers or sectors. The markets for securities of emerging countries may have substantially less volume than the market for similar securities in the United States and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to price accurately its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that the Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.
The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Sub-Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of the Fund’s assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.
Transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
Custodial and/or settlement systems in emerging and frontier market countries may not be fully developed. To the extent the Fund invests in emerging markets, Fund assets that are traded in such markets and will have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.
With respect to investments in certain emerging countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of investors of U.S. corporations, and it may be more difficult for shareholders to bring derivative litigation. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In addition, emerging countries may have less established accounting and financial reporting systems than those in more developed markets
Economic, Political and Social Factors. Emerging countries may be subject to a greater degree of economic, political and social instability than the United States, Japan and most Western European countries, and unanticipated political and social developments may affect the value of the Fund’s investments in emerging countries and the availability to the Fund of additional investments in such countries. Moreover, political and economic structures in many emerging countries may be undergoing significant evolution and rapid development. Instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection and conflict; and (vi) the absence of developed legal structures governing foreign private property. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.
The Fund may seek investment opportunities within former “Eastern bloc” countries. Most of these countries had a centrally planned, socialist economy for a substantial period of time. The governments of many of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many of these countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
Restrictions on Investment and Repatriation
Certain emerging countries require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging countries is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.
Emerging Country Government Obligations. Emerging country governmental entities are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging country governmental entities have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those entities.
The ability of emerging country governmental entities to make timely payments on their obligations is likely to be influenced strongly by the entity’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country governmental entity’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.
To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental entities to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.
Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.
As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government obligations to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government obligations in the event of default under the commercial bank loan agreements.
Brady Bonds. Certain foreign debt obligations commonly referred to as “Brady Bonds” are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).
Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities having the same maturity (“Collateralized Brady Bonds”). Brady Bonds are not, however, considered to be U.S. Government securities.
Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.
Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.
Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which the Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.
Each Fund may be permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although the Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing.
Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, the Fund’s investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.

Investing in Asia
Although many countries in Asia have experienced a relatively stable political environment over the last decade, there is no guarantee that such stability will be maintained in the future. As an emerging region, many factors may affect such stability on a country-by-country as well as on a regional basis – increasing gaps between the rich and poor, agrarian unrest, and stability of existing coalitions in politically-fractionated countries, hostile relations with neighboring countries, and ethnic, religious and racial disaffection – and may result in adverse consequences to a Fund. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption to securities markets.
The legal infrastructure in each of the countries in Asia is unique and often undeveloped. In most cases, securities laws are evolving and far from adequate for the protection of the public from serious fraud. Investment in Asian securities involves considerations and possible risks not typically involved with investment in other issuers, including changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in Asian securities. Higher expenses may result from investments in Asian securities than would from investments in other securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than more established markets. Asian securities markets also may be less liquid, more volatile and less subject to governmental supervision than elsewhere. Investments in countries in the region could be affected by other factors not present elsewhere, including lack of uniform accounting, auditing and financial reporting standards, inadequate settlement procedures and potential difficulties in enforcing contractual obligations.
Certain countries in Asia are especially prone to natural disasters, such as flooding, drought and earthquakes. Combined with the possibility of man-made disasters, the occurrence of such disasters may adversely affect companies in which a Fund is invested and, as a result, may result in adverse consequences to the Fund.
Many of the countries in Asia periodically have experienced significant inflation. Should the governments and central banks of the countries in Asia fail to control inflation, this may have an adverse effect on the performance of a Fund’s investments in Asian securities. Several of the countries in Asia remain dependent on the U.S. economy as their largest export customer, and future barriers to entry into the U.S. market or other important markets could adversely affect a Fund’s performance. Intraregional trade is becoming an increasingly significant percentage of total trade for the countries in Asia. Consequently, the intertwined economies are becoming increasingly dependent on each other, and any barriers to entry to markets in Asia in the future may adversely affect a Fund’s performance.
Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult to engage in foreign currency transactions designed to protect the value of a Fund’s interests in securities denominated in such currencies.
Although a Fund will generally attempt to invest in those markets which provide the greatest freedom of movement of foreign capital, there is no assurance that this will be possible or that certain countries in Asia will not restrict the movement of foreign capital in the future. Changes in securities laws and foreign ownership laws may have an adverse effect on a Fund.
Investing in Australia
The Australian economy is heavily dependent on the economies of Asia, Europe and the U.S. as key trading partners, and in particular, on the price and demand for agricultural products and natural resources. By total market capitalization, the Australian stock market is small relative to the U.S. stock market and issues may trade with lesser liquidity, although Australia’s stock market is the largest and most liquid in the Asia-Pacific region (ex-Japan). Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. companies.
Investing in Bangladesh. Recent confrontational tendencies in Bangladeshi politics, including violent protests, raise concerns about political stability and could weigh on business sentiment and capital investment. Inadequate investment in the power sector has led to electricity shortages which continue to hamper Bangladesh’s business environment. Many Bangladeshi industries are dependent upon exports and international trade and may demonstrate high volatility in response to economic conditions abroad.
Bangladesh is located in a part of the world that has historically been prone to natural disasters such as monsoons, earthquakes and typhoons, and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on Bangladesh’s economy.
Investing in Brazil
In addition to the risks listed under “Foreign Investments” and “Investing in Emerging Countries,” investing in Brazil presents additional risks.
Under current Brazilian law, a Fund may repatriate income received from dividends and interest earned on its investments in Brazilian securities. The Fund may also repatriate net realized capital gains from its investments in Brazilian securities. Additionally, whenever there occurs a serious imbalance in Brazil’s balance of payments or serious reasons to foresee the imminence of such an imbalance, under current Brazilian law the Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors.
Brazil suffers from chronic structural public sector deficits. In addition, disparities of wealth, the pace and success of democratization and capital market development, and ethnic and racial hostilities have led to social and labor unrest and violence in the past, and may do so again in the future.
Additionally, the Brazilian securities markets are smaller, less liquid and more volatile than domestic markets. The market for Brazilian securities is influenced by economic and market conditions of certain countries, especially emerging market countries in Central and South America. Brazil has historically experienced high rates of inflation and may continue to do so in the future.
Appreciation of the Brazilian currency (the real) relative to the U.S. dollar may lead to a deterioration of Brazil’s current account and balance of payments as well as limit the growth of exports. Inflationary pressures may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect a Fund’s investments.
Investing in Central and South American Countries
Securities markets in Central and South American countries may be invested in securities of issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, many of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. A number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
 Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for a Fund to engage in foreign currency transactions designed to protect the value of a Fund's interests in securities denominated in such currencies.
The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.
International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.
Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence.
Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements.
Such developments could have an adverse impact on a Fund's investments in Central and South America generally or in specific countries participating in such trade agreements.
Investing in Eastern Europe
Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
Where a Fund invests in securities issued by companies incorporated in or whose principal operations are located in Eastern Europe, other risks may also be encountered. Legal, political, economic and fiscal uncertainties in Eastern European markets may affect the value of a Fund’s investment in such securities. The currencies in which these investments may be denominated may be unstable, may be subject to significant depreciation and may not be freely convertible. Existing laws and regulations may not be consistently applied. The markets of the countries of Eastern Europe are still in the early stages of their development, have less volume, are less highly regulated, are less liquid and experience greater volatility than more established markets. Settlement of transactions may be subject to delay and administrative uncertainties. Custodians are not able to offer the level of service and safekeeping, settlement and administration services that is customary in more developed markets, and there is a risk that a Fund will not be recognized as the owner of securities held on its behalf by a sub-custodian.
Investing in Egypt
Historically, Egypt’s national politics have been characterized by periods of instability and social unrest. Poor living standards, disparities of wealth and limitations on political freedom have contributed to the unstable environment. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Egypt has experienced acts of terrorism, internal political conflict, popular unrest associated with demands for improved political, economic and social conditions, strained international relations due to territorial disputes, regional military conflicts, internal insurgencies and other security concerns. These situations may cause uncertainty in the Egyptian market and may adversely affect the performance of the Egyptian economy.
Egypt’s economy is dependent on trade with certain key trading partners including the United States. Reduction in spending by these economies on Egyptian products and services or negative changes in any of these economies may cause an adverse impact on Egypt’s economy. Trade may also be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other government imposed or negotiated protectionist measures.
Egypt and the U.S. have entered into a bilateral investment treaty, which is designed to encourage and protect U.S. investment in Egypt. However, there may be a risk of loss due to expropriation and/or nationalization of assets, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Other diplomatic developments could adversely affect investments in Egypt, particularly as Egypt is involved in negotiations for various regional conflicts.
The Egyptian economy is heavily dependent on tourism, export of oil and gas, and shipping services revenues from the Suez Canal. Tourism receipts are vulnerable to terrorism, spillovers from conflicts in the region, and potential political instability. As Egypt produces and exports oil and gas, any acts of terrorism or armed conflict causing disruptions of oil and gas exports could affect the Egyptian economy and, thus, adversely affect the financial condition, results of operations or prospects of companies in which the Fund may invest. Furthermore, any acts of terrorism or armed conflict in Egypt or regionally could divert demand for the use of the Suez Canal, thereby reducing revenues from the Suez Canal.
Investing in Europe
A Fund may operate in euros and/ or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the EU, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that a Fund has invested in.
European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.
Geopolitical developments in Europe have caused, or may in the future cause, significant volatility in financial markets. For example, in a June 2016 referendum, citizens of the United Kingdom voted to leave the EU. In March 2017, the United Kingdom formally notified the European Council of its intention to withdraw from the EU (commonly known as “Brexit”) by invoking Article 50 of the Treaty on European Union, which triggered a two-year period of negotiations on the terms of Brexit. Brexit has resulted in volatility in European and global markets and may also lead to weakening in political, regulatory, consumer, corporate and financial confidence in the markets of the United Kingdom and throughout Europe. The longer term economic, legal, political, regulatory and social framework to be put in place between the United Kingdom and the EU remains unclear and may lead to ongoing political, regulatory and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. Additionally, the decision made in the British referendum may lead to a call for similar referenda in other European jurisdictions, which may cause increased economic volatility in European and global markets. The mid-to long-term uncertainty may have an adverse effect on the economy generally and on the value of the Fund’s investments. This may be due to, among other things: fluctuations in asset values and exchange rates; increased illiquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of counterparties to enter into transactions at the price and terms on which the Fund is prepared to transact; and/or changes in legal and regulatory regimes to which certain of the Fund’s assets are or become subject. Fluctuations in the value of the British Pound and/or the Euro, along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on the performance of the Fund’s assets or investments economically tied to the United Kingdom or Europe.
The full effects of Brexit will depend, in part, on whether the United Kingdom is able to negotiate agreements to retain access to EU markets including, but not limited to, trade and finance agreements. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the United Kingdom determines which EU laws to replace or replicate. The extent of the impact of the withdrawal and the resulting economic arrangements in the United Kingdom and in global markets as well as any associated adverse consequences remain unclear, and the uncertainty may have a significant negative effect on the value of the Fund’s investments. While certain measures are being proposed, or have been proposed and/or implemented, within the UK and at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects.
On January 31, 2020, the United Kingdom withdrew from the EU and the United Kingdom entered a transition period that expired on December 31, 2020. On December 24, 2020, negotiators representing the United Kingdom and the EU came to a preliminary trade agreement, the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and United Kingdom’s relationship following the end of the transition period. On December 30, 2020, the United Kingdom and the EU signed the TCA, which was ratified by the British Parliament on the same day. The TCA was subsequently ratified by the EU Parliament and entered into force on May 1, 2021. However, many aspects of the UK-EU trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU.
Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of the Fund’s investments.
Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact EU economic activity.
Investing in Greater China
Investing in Greater China (Mainland China, Hong Kong and Taiwan) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) greater social, economic and political uncertainty (including the risk of armed conflict); (b) the risk of nationalization or expropriation of assets or confiscatory taxation; (c) dependency on exports and the corresponding importance of international trade; (d) the imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from Mainland China; (e) increasing competition from Asia’s other low-cost emerging economies; (f) greater price volatility and smaller market capitalization of securities markets; (g) decreased liquidity, particularly of certain share classes of Chinese securities; (h) currency exchange rate fluctuations (with respect to investments in Mainland China and Taiwan) and the lack of available currency hedging instruments; (i) higher rates of inflation; (j) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (k) greater governmental involvement in and control over the economy; (l) uncertainty regarding the People’s Republic of China’s commitment to economic reforms; (m) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (n) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (o) the fact that statistical information regarding the economy of Greater China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (p) less extensive, and still developing, legal systems and regulatory frameworks regarding the securities markets, business entities and commercial transactions; (q) the fact that the settlement period of securities transactions in foreign markets may be longer; (r) the fact that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapid and erratic nature of growth, particularly in the People’s Republic of China, resulting in inefficiencies and dislocations.
Mainland China. Investments in Mainland China are subject to the risks associated with greater governmental control over the economy, political and legal uncertainties and currency fluctuations or blockage. In particular, the Chinese Communist Party exercises significant control over economic growth in Mainland China through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.
Because the local legal system is still developing, it may be more difficult to obtain or enforce judgments with respect to investments in Mainland China. Chinese companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about Chinese companies than about most U.S. companies. Government supervision and regulation of Chinese stock exchanges, currency markets, trading systems and brokers may be more or less rigorous than that present in the U.S. The procedures and rules governing transactions and custody in Mainland China also may involve delays in payment, delivery or recovery of money or investments. The imposition of tariffs or other trade barriers by the U.S. or other foreign governments on exports from Mainland China may also have an adverse impact on Chinese issuers and China’s economy as a whole.
Foreign investments in Mainland China are somewhat restricted. Securities listed on the Shanghai and Shenzhen Stock Exchanges are divided into two classes of shares: A shares and B Shares. Ownership of A Shares is restricted to Chinese investors, Qualified Foreign Institutional Investors (“QFIIs”) who have obtained a QFII license, and participants in the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). B shares may be owned by Chinese and foreign investors. The Funds may obtain exposure to the A share market in the People’s Republic of China by either investing directly in A shares through participation in Stock Connect, or by investing in participatory notes issued by banks, broker-dealers and other financial institutions, or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of A shares of Chinese companies. The Funds may also invest directly in B shares on the Shanghai and Shenzhen Stock Exchanges.
As a result of investing in the People’s Republic of China, a Fund may be subject to withholding and various other taxes imposed by the People’s Republic of China. To date, a 10% withholding tax has been levied on cash dividends, distributions and interest payments from companies listed in the People’s Republic of China to foreign investors, unless the withholding tax can be reduced by an applicable income tax treaty.
As of November 17, 2014, foreign mutual funds, which qualify as QFIIs and/or RMB Qualified Foreign Institutional Investors (“RQFIIs”), are temporarily exempt from enterprise income tax on capital gains arising from securities trading in the People’s Republic of China. It is currently unclear when this preferential treatment would end. If the preferential treatment were to end, such capital gains would be subject to a 10% withholding tax in the People’s Republic of China. Meanwhile, the purchase and sale of publicly traded equities by a QFII/RQFII is exempt from value-added tax in the People’s Republic of China.
The tax law and regulations of the People’s Republic of China are constantly changing, and they may be changed with retrospective effect to the advantage or disadvantage of shareholders. The interpretation and applicability of the tax law and regulations by tax authorities may not be as consistent and transparent as those of more developed nations, and may vary from region to region. It should also be noted that any provision for taxation made by the Investment Adviser may be excessive or inadequate to meet final tax liabilities. Consequently, shareholders may be advantaged or disadvantaged depending upon the final tax liabilities, the level of provision and when they subscribed and/or redeemed their shares of a Fund.

Hong Kong. Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law, a “quasi-constitution.” The Basic Law guarantees a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of the People’s Republic of China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance.
In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the economy, but could be discontinued. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on the Hong Kong economy.
Taiwan. The prospect of political reunification of the People’s Republic of China and Taiwan has engendered hostility between the two regions’ governments. This situation poses a significant threat to Taiwan’s economy, as heightened conflict could potentially lead to distortions in Taiwan’s capital accounts and have an adverse impact on the value of investments throughout Greater China.
Investing Through Bond Connect
The Non-Core Fixed Income Fund invests in bonds traded in the China Interbank Bond Market (“CIBM”) through the Bond Connect program (“Bond Connect Securities”). Bond Connect is an arrangement between Hong Kong and Mainland China that enables Hong Kong and overseas investors to trade various types of fixed income instruments in the CIBM through a connection between the relevant respective financial infrastructure institutions. Eligible foreign investors may submit trade requests for bonds circulated in the CIBM market through offshore electronic bond trading platforms (such as Tradeweb and Bloomberg), which will in turn transmit the requests for quotation to the China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”). CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market making business) in Mainland China. The approved onshore dealers will respond to the requests for quotation via CFETS and CFETS will send their responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS. Under the settlement link between CMU, as an offshore custody agent, and the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”), as onshore custodians and clearing institutions in Mainland China, CCDC or SCH will effect gross settlement of confirmed trades onshore and CMU will process bond settlement instructions from CMU members on behalf of eligible foreign investors in accordance with its relevant rules. Since the introduction of delivery versus payment (DVP) settlement, the movement of cash and securities is carried out simultaneously on a real-time basis. However, it should be noted that there is no assurance that settlement risks can be eliminated and DVP settlement practices in the Mainland China may differ from practices in developed markets. In particular, such settlement may not be instantaneous and be subject to a delay of a period of hours. Where the counterparty does not perform its obligations under a transaction or there is otherwise a failure due to CCDC or SCH (as applicable), the Fund may sustain losses.
Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fail to function properly, trading through Bond Connect may be disrupted. The Fund’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected.
A failure or delay by CMU, CCDC or SCH in the performance of their respective obligations may result in a failure of settlement, or the loss, of Bond Connect Securities and/or monies in connection with them and the Fund may suffer losses as a result. In the event that the nominee holder (i.e., CMU) becomes insolvent, such Bond Connect Securities may form part of the pool of assets of the nominee holder available for distribution to its creditors and the Fund, as a beneficial owner, may have no rights whatsoever in respect thereof.
Under the prevailing applicable Bond Connect regulations, the Fund participates in Bond Connect through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.

Trading through Bond Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested, which could pose risks to the Fund. Furthermore, the Fund’s investments through Bond Connect will be held on behalf of the Fund via a book entry omnibus account in the name of the CMU maintained with a Mainland China-based custodian (either CCDC or SCH). The Fund’s ownership interest in investments through Bond Connect will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This custody arrangement subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a beneficial owner as well as the risks of settlement delays and counterparty default or error of the Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in their investments through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are relatively new and courts in Mainland China have limited experience in applying the concept of beneficial ownership. As such, the Fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in CNY and investors must have timely access to a reliable supply of CNY in Hong Kong, which may incur conversion costs and cannot be guaranteed. Moreover, Bond Connect Securities generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
Investing through Bond Connect will subject the Fund to Chinese laws and rules applicable to investors in Chinese fixed income instruments. Therefore, the Fund’s investments through Bond Connect are generally subject to Mainland China’s securities laws and listing requirements, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. The Fund will not benefit from access to Hong Kong’s Investor Compensation Fund, which is set up to protect against defaults of trades, when investing through Bond Connect. Finally, uncertainties in Mainland China’s tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund. The withholding tax treatment of interests and capital gains payable to overseas investors currently is unsettled.
Bond Connect is a relatively new program and may be subject to further interpretation, guidance or modifications. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the Bond Connect as published or applied by any of the authorities are untested and are subject to change from time to time. There can be no assurance that Bond Connect will not be restricted, suspended, discontinued or abolished in the future. In addition, the trading, settlement and information technology systems required for overseas investors to trade through Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. In addition, the application and interpretation of the laws and regulations of Hong Kong and Mainland China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Bond Connect are uncertain and may affect the Fund’s investments.
Bond Connect is only available on days when markets in both Mainland China and Hong Kong are open. As a result, prices of Bond Connect Securities may fluctuate at times when the Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would otherwise do so.
Potential lack of liquidity due to low trading volume of certain Bond Connect Securities may result in prices of certain fixed income securities traded on such market fluctuating significantly, which may expose a Fund to liquidity risks. The bid and offer spreads of the prices of Bond Connect Securities may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when disposing of such investments.
Hedging activities under Bond Connect are subject to Bond Connect regulations and any prevailing market practice. There is no guarantee that the Fund will be able to carry out hedging transactions at terms which are satisfactory and to the best interest of the Fund. The Fund may also be required to unwind its hedge in unfavorable market conditions.
The People’s Bank of China will exercise on-going supervision of the Fund as a participant in the CIBM and may take relevant administrative actions such as suspension of trading and mandatory exit against the Fund and/or the Investment Adviser in the event of non-compliance with the local market rules as well as Bond Connect regulations.

Investing through Stock Connect. The Funds may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai and Shenzhen Stock Exchanges through the Shanghai–Hong Kong and Shenzhen–Hong Kong Stock Connect (“Stock Connect”) program. Stock Connect is a mutual market access program that allows Chinese investors to trade Stock Connect Securities listed on the Hong Kong Stock Exchange via Chinese brokers and non-Chinese investors (such as the Fund) to purchase certain Shanghai and Shenzhen-listed equities (“China A-Shares”) via brokers in Hong Kong. Although Stock Connect allows non-Chinese investors to trade Chinese equities without obtaining a special license (in contrast to earlier direct investment programs), purchases of securities through Stock Connect are subject to market-wide trading volume and market cap quota limitations, which may prevent the Fund from purchasing Stock Connect securities when it is otherwise desirable to do so. Additionally, restrictions on the timing of permitted trading activity in Stock Connect Securities, including the imposition of local holidays in either Hong Kong or China and restrictions on purchasing and selling the same security on the same day, may subject the Fund’s Stock Connect Securities to price fluctuations at times where it is unable to add to or exit its position.
The eligibility of China A-Shares to be accessed through Stock Connect is subject to change by Chinese regulators. Only certain securities are accessible through Stock Connect and such eligibility may be revoked at any time, resulting in the Fund’s inability to add to (but not subtract from) any existing positions in Stock Connect Securities. There can be no assurance that further regulations will not affect the availability of securities in the program or impose other limitations, including limitations on the ability of the Funds to sell China A-Shares.
Because Stock Connect is relatively new, its effects on the market for trading China A-Shares are uncertain. In addition, the trading, settlement and information technology systems used to operate Stock Connect are relatively new and are continuing to evolve. In the event that these systems do not function properly, trading through Stock Connect could be disrupted.
Stock Connect is subject to regulation by both Hong Kong and China. Regulators in both jurisdictions may suspend or terminate Stock Connect trading in certain circumstances. In addition, Chinese regulators have previously suspended trading in Chinese issuers (or permitted such issuers to suspend trading) during market disruptions and may do so again in the event of future disruptions and/or various company-specific events. Such suspensions may be widespread and may adversely affect the Fund’s ability to trade Stock Connect Securities during periods of heightened market volatility. There can be no assurance that any such suspensions or terminations will not be exercised against certain market participants.
Stock Connect transactions are not subject to the investor protection programs of the Hong Kong, Shanghai or Shenzhen Stock Exchanges, though established Hong Kong law may provide other remedies as to any default by a Hong Kong broker. In China, Stock Connect Securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. Although Chinese regulators have affirmed that ultimate investors hold a beneficial interest in Stock Connect Securities, the legal mechanisms available to beneficial owners for enforcing their rights are untested and therefore may expose ultimate investors to risks. Further, Chinese law surrounding the rights of beneficial owners of securities is relatively underdeveloped and courts in China have relatively limited experience in applying the concept of beneficial ownership. As the law continues to evolve, there is a risk that the Fund’s ability to enforce its ownership rights may be uncertain, which could subject the Fund to significant losses.
The Fund may be unable to participate in corporate actions affecting Stock Connect Securities due to time constraints or for other operational reasons. In addition, the Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings.
Trades in Stock Connect Securities are subject to certain pre-trade requirements and checks designed to confirm that, for purchases, there is sufficient Stock Connect quota to complete the purchase, and, for sales, the seller has sufficient Stock Connect Securities to complete the sale. Investment quota limitations are subject to change. In addition, these pre-trade requirements may, in practice, limit the number of brokers that the Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of pre-trade requirements and checks, some market participants in Stock Connect Securities, either in China or others investing through Stock Connect or other foreign direct investment programs, have yet to fully implement information technology systems necessary to complete trades involving shares in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve.

The Fund will not be able to buy or sell Stock Connect Securities when either the Chinese and Hong Kong markets are closed for trading, and the Chinese and/or Hong Kong markets may be closed for trading for extended periods of time because of local holidays. When the Chinese and Hong Kong markets are not both open on the same day, the Fund may be unable to buy or sell a Stock Connect Security at the desired time. Stock Connect trades are settled in Renminbi (RMB), the official Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
The Funds, the Investment Adviser and the Underlying Managers (on behalf of themselves and their other clients) will also be subject to restrictions on trading (including restriction on retention of proceeds) in China A-Shares as a result of their interest in China A-Shares and are responsible for compliance with all notifications, reporting and other applicable requirements in connection with such interests. For example, under current Chinese law, once an investor (and, potentially, related investors) holds up to 5% of the shares of a Chinese-listed company, the investor is required to disclose its interest within three days in accordance with applicable regulations and during the reporting period it cannot trade the shares of that company. The investor is also required to disclose any change in its holdings and comply with applicable trading restrictions in accordance with Chinese law.
Trades in Stock Connect Securities may also be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities. These fees may result in greater trading expenses, which could be borne by the Fund.
Investing in India
In addition to the risks listed under “Foreign Investments” and “Investing in Emerging Countries,” investing in India presents additional risks.
The value of the Fund’s investments in Indian securities may be affected by political and economic developments, changes in government regulation and government intervention, high rates of inflation or interest rates and withholding tax affecting India. The risk of loss may also be increased because there may be less information available about Indian issuers because they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the U.S. and other developed countries. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.
The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts in India than it is in the United States. India also has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to repeated closure and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and the Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.
Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “foreign portfolio investors” (“FPIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to the conditions specified in certain guidelines for direct foreign investment. FPIs have to apply for registration with a designated depository participant in India on behalf of the Securities and Exchange Board of India (“SEBI”). The Fund’s continued ability to invest in India is dependent on its continuing to meet current and future requirements placed on FPIs by SEBI regulations. If the Fund were to fail to meet applicable requirements in the future, the Fund would no longer be permitted to invest directly in Indian securities, may not be able to pursue its principal strategy and may be forced to liquidate. FPIs are required to observe certain investment restrictions, including an account ownership ceiling of 10% of the total issued share capital of any one company. The shareholdings of all registered FPIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed a specified percentage of the issued share capital of any one company (subject to that company’s approval).
Only registered FPIs that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Under the current guidelines, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. However, the guidelines covering foreign investment are relatively new and evolving and there can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and initial capital from India. Further, SEBI has recently, in September 2019, notified new regulations governing FPIs which among other amend the categories of FPIs, and issued operational guidelines which lay down the process to implement the new regulations. There can be no assurance that the Fund will continue to qualify for its FPI license. Loss of the FPI registration could adversely impact the ability of the Fund to make investments in India.
With effect from April 1, 2018, a tax of 10% plus surcharges is imposed on gains from sales of equities held more than one year, provided such securities were both acquired and sold on a recognized stock exchange in India. For shares acquired prior to February 1, 2018, a step-up in the cost of acquisition may be available in certain circumstances. A tax of 15% plus surcharges is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases are taxed at a rate of 30% plus surcharges (for securities held not more than one year) and 10% (for securities held for more than one year). Securities transaction tax applies for specified transactions at specified rates. India generally imposes a tax on interest income on debt securities at a rate of 20% plus surcharges. In certain cases, the tax rate may be reduced to 5%. This tax is imposed on the investor. India imposes a tax on dividends paid by an Indian company at a rate of 15% plus surcharges (on a gross up basis). This tax is imposed on the company that pays the dividends. The Investment Adviser will take into account the effects of local taxation on investment returns. In the past, these taxes have sometimes been substantial.
The Indian population is composed of diverse religious, linguistic and ethnic groups. Religious and border disputes continue to pose problems for India. From time to time, India has experienced internal disputes between religious groups within the country. In addition, India has faced, and continues to face, military hostilities with neighboring countries and regional countries. These events could adversely influence the Indian economy and, as a result, negatively affect the Fund’s investments.
Investing in Indonesia
Indonesia has experienced currency devaluations, substantial rates of inflation, widespread corruption and economic recessions. The Indonesian government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Indonesia’s securities laws are unsettled and judicial enforcement of contracts with foreign entities is inconsistent, often as a result of pervasive corruption. Indonesia has a history of political and military unrest including acts of terrorism, outbreaks of violence and civil unrest due to territorial disputes, historical animosities and domestic ethnic and religious conflicts.
The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by a Fund. This will affect the rate at which a Fund is able to invest in Indonesian securities, the purchase and sale prices for such securities and the timing of purchases and sales. The limited liquidity of the Indonesian securities markets may also affect a Fund’s ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, a Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely a Fund’s inability to dispose fully and promptly of positions in declining markets will cause its NAV to decline as the value of unsold positions is marked to lower prices.
The market for Indonesian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries. Adverse economic conditions or developments in other emerging market countries, especially in the Southeast Asia region, have at times significantly affected the availability of credit in the Indonesian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Indonesia. Adverse conditions or changes in relationships with Indonesia’s major trading partners, including Japan, China, and the U.S., may also significantly impact on the Indonesian economy.
Indonesia is located in a part of the world that has historically been prone to natural disasters such as tsunamis, earthquakes, volcanoes, and typhoons, and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on Indonesia’s economy.

Investing in Japan
Japan’s economy is heavily dependent upon international trade and is especially sensitive to any adverse effects arising from trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan’s high volume of exports has caused trade tensions with Japan’s primary trading partners, particularly with the United States. The relaxing of official and de facto barriers to imports, or hardships created by the actions of trading partners, could adversely affect Japan’s economy. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect Japanese markets.
In addition, Japan’s export industry, its most important economic sector, depends heavily on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. However, Japan remains sensitive to fluctuations in commodity prices, and a substantial rise in world oil or commodity prices could have a negative effect on its economy.
The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. A weak yen is disadvantageous to U.S. shareholders investing in yen-denominated securities. A strong yen, however, could be an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan.
The performance of the global economy could have a major impact upon equity returns in Japan. As a result of the strong correlation with the economy of the U.S., Japan’s economy and its stock market are vulnerable to any unfavorable economic conditions in the U.S. and poor performance of U.S. stock markets. The growing economic relationship between Japan and its other neighboring countries in the Southeast Asia region, especially China, also exposes Japan’s economy to changes to the economic climates in those countries.
Like many developed countries, Japan faces challenges to its competitiveness. Growth slowed markedly in the 1990s and Japan’s economy fell into a long recession. After a few years of mild recovery in the mid-2000s, the Japanese economy fell into another recession in part due to the recent global economic crisis. This economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan is reforming its political process and deregulating its economy to address this situation. However, there is no guarantee that these efforts will succeed in making the performance of the Japanese economy more competitive.
Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on the Fund’s holdings in Japanese securities. Japan also has one of the world’s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. Therefore, a natural disaster centered in or very near to one of these cities could have a particularly devastating effect on Japan’s financial markets. Japan’s recovery from the recession has been affected by economic distress resulting from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 causing major damage along the coast, including damage to nuclear power plants in the region. Since the earthquake, Japan’s financial markets have fluctuated dramatically. The disaster caused large personal losses, reduced energy supplies, disrupted manufacturing, resulted in significant declines in stock market prices and resulted in an appreciable decline in Japan’s economic output. Although production levels are recovering in some industries as work is shifted to factories in areas not directly affected by the disaster, the timing of a full economic recovery is uncertain, and foreign business whose supply chains are dependent on production or manufacturing in Japan may decrease their reliance on Japanese industries in the future.
Investing in South Africa
South Africa suffers from significant wealth and income inequality and high rates of unemployment. This may cause civil and social unrest, which could adversely impact the South African economy. Although economic reforms have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results. South Africa has privatized or has begun the process of privatization of certain entities and industries. In some instances, investors in certain newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards. Despite significant reform and privatization, the South African government continues to control a large share of South African economic activity. The agriculture and mining sectors of South Africa’s economy account for a large portion of its exports, and thus the South African economy is susceptible to fluctuations in these commodity markets. South Africa is particularly susceptible to extended droughts and water shortages. Such episodes could intensify as a result of future climate changes and could potentially lead to political instability and lower economic productivity. The South African economy is heavily dependent upon the economies of Europe, Asia (particularly Japan) and the United States. Reduction in spending by these economies on South African products and services or negative changes in any of these economies may cause an adverse impact on the South African economy.
Investing in South Africa involves risks of less uniformity in accounting and reporting requirements, less reliable securities valuation, and greater risk associated with custody of securities, than investing in developed countries. Investments in South Africa may also be more likely to experience inflation risk and rapid changes in economic conditions than investments in more developed markets. As a result of these and other risks, the Fund’s investments in South Africa may be subject to a greater risk of loss than investments in more developed markets.
Investing in Mexico
Since the period of economic turmoil surrounding the devaluation of the peso in 1994, which triggered the worst recession in over 50 years, Mexico has experienced a period of general economic recovery. Economic and social concerns persist, however, with respect to low real wages, underemployment for a large segment of the population, inequitable income distribution and few advancement opportunities for the large impoverished population in the southern states. Mexico has a history of high inflation and substantial devaluations of the peso, causing currency instabilities. These economic and political issues have caused volatility in the Mexican securities markets.
Mexico’s free market economy contains a mixture of modern and outmoded industry and agriculture, increasingly dominated by the private sector. Recent administrations have begun a process of privatization of certain entities and industries including seaports, railroads, telecommunications, electricity generation, natural gas distribution and airports. In some instances, however, newly privatized entities have suffered losses due to an inability to adjust quickly to a competitive environment or to changing regulatory and legal standards.
The Mexican economy is heavily dependent on trade with, and foreign investment from, the U.S. and Canada, which are Mexico’s principal trading partners. Any changes in the supply, demand, price or other economic components of Mexico’s imports or exports, as well as any reductions in foreign investment from, or changes in the economies of, the U.S. or Canada, may have an adverse impact on the Mexican economy. In particular, Mexico’s economy is very dependent on oil exports and susceptible to fluctuations in the price of oil. Mexico and the U.S. entered into the North American Free Trade Agreement (NAFTA) in 1994 as well as a second treaty, the Security and Prosperity Partnership of North America, in 2005. In an effort to expand trade with Pacific countries, Mexico formally joined the Trans-Pacific Partnership negotiations in 2012 and formed the Pacific Alliance with Peru, Columbia and Chile. The United States-Mexico-Canada Agreement, the successor to NAFTA, took effect on July 1, 2020. This treaty may impact the trading relationship between Mexico and the U.S. and further Mexico’s dependency on the U.S. economy.
Mexico is subject to social and political instability as a result of a recent rise in criminal activity, including violent crimes and terrorist actions committed by certain political and drug trade organizations. A general escalation of violent crime has led to uncertainty in the Mexican market and adversely affected the performance of the Mexican economy. Violence near border areas, as well as border-related political disputes, may lead to strained international relations.
Recent elections have been contentious and closely-decided, and changes in political parties or other political events may affect the economy and cause instability. Corruption remains widespread in Mexican institutions and infrastructure is underdeveloped. Mexico has historically been prone to natural disasters such as tsunamis, volcanoes, hurricanes and destructive earthquakes, which may adversely impact its economy.

Investing in Nigeria
Nigeria is endowed with vast resources of oil and gas, which provide strong potential for economic growth. However, dependence on oil revenues leaves Nigeria vulnerable to volatility in world oil prices and dependent on international trade. In addition, Nigeria suffers from poverty, marginalization of key regions, and ethnic and religious divides. Under-investment and corruption have slowed infrastructure development, leading to major electricity shortages, among other things. Electricity shortages have led many businesses to make costly private arrangements for generation of power. Excessive regulation, an unreliable justice system, government corruption, and high inflation are other risks faced by Nigerian companies.
Because Nigeria is heavily dependent upon international trade, its economy would be negatively affected by any trade barriers, exchange controls (including repatriation restrictions), managed adjustments in relative currency values or other protectionist measures imposed or negotiated by the countries with which it trades. Nigeria has imposed capital controls to varying degrees in the past, which may make it difficult for the Fund to invest in companies in Nigeria or repatriate investment income, capital or the proceeds of securities sales from Nigeria. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. The Nigerian economy may also be adversely affected by economic conditions in the countries with which it trades.
Militancy in the Niger Delta region, which has had a significant impact on crude oil production in recent years, has subsided following a government amnesty initiative in 2009. However, political activism and violence in the Delta region, as well as religious riots in the north, continue to have an effect on the Nigerian economy. Religious tension, often fueled by politicians, may increase in the near future, especially as other African countries are experiencing similar religious and political discontent.
Nigeria is also subject to the risks of investing in African countries generally. Many African countries historically have suffered from political, economic, and social instability. Political risks may include substantial government control over the private sector, corrupt leaders, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, civil unrest, social instability as a result of religious, ethnic and/or socioeconomic unrest, suppression of opposition parties or fixed elections, terrorism, coups, and war. Certain African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility than that found in more developed markets of Western Europe or the United States. Certain governments in Africa restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. Securities laws in many countries in Africa are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations.
Investing in Pakistan
The Pakistani population is comprised of diverse religious, linguistic and ethnic groups which may sometimes be resistant to the central government’s control. Acts of terrorism and armed clashes between Pakistani troops, local tribesmen, the Taliban and foreign extremists have resulted in population displacement and civil unrest. Pakistan, a nuclear power, also has a history of hostility with neighboring countries, most notably with India, also a nuclear power. These hostilities sometimes result in armed conflict and acts of terrorism. Even in the absence of armed conflict, the potential threat of war with India may depress economic growth in Pakistan. Further, Pakistan’s geographic location between Afghanistan and Iran increases the risk that it may be involved in or affected by international conflicts. Pakistan’s economic growth is due in large part to high levels of foreign aid, loans and debt forgiveness. However, this support may be reduced or terminated in response to a change in the political leadership of Pakistan. Unanticipated political or social developments may affect the value of the Fund’s investments and the availability to the Fund of additional investments.
Pakistan’s economy is heavily dependent on exports. Pakistan’s key trading and foreign investment partner is the United States. Reduction in spending on Pakistani products and services, or changes in the U.S. economy, foreign policy, trade regulation or currency exchange rate may adversely impact the Pakistani economy.

The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industries in Pakistan are comparatively underdeveloped. The Fund may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the Fund to invest its assets in Pakistan may be impaired. Settlement of securities transactions in Pakistan are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund was heavily invested, the Fund’s ability to redeem Fund shares could become correspondingly impaired.
Pakistan is located in a part of the world that has historically been prone to natural disasters including floods and earthquakes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on Pakistan’s economy.
Investing in the Philippines
Investments in the Philippines may be negatively affected by slow or negative growth rates and economic instability in the Philippines and in Asia. The Philippines’ economy is heavily dependent on exports, particularly electronics and semiconductors. The Philippines’ reliance on these sectors makes it vulnerable to economic declines in the information technology sector. In addition, the Philippines’ dependence on exports ties the growth of its economy to those of its key trading partners, including the U.S., China, Japan and Singapore. Reduction in spending on products and services from the Philippines, or changes in trade regulations or currency exchange rates in any of these countries, may adversely impact the Philippine economy.
In the past, the Philippines has experienced periods of slow or negative growth, high inflation, significant devaluation of the peso, imposition of exchange controls, debt restructuring and electricity shortages and blackouts. From mid-1997 to 1999, the Asian economic crisis adversely affected the Philippine economy and caused a significant depreciation of the Peso and increases in interest rates. These factors had a material adverse impact on the ability of many Philippine companies to meet their debt-servicing obligations. While the Philippines has recovered from the Asian economic crisis, it continues to face a significant budget deficit, limited foreign currency reserves and a volatile Peso exchange rate.
Political concerns, including uncertainties over the economic policies of the Philippine government, the large budget deficit and unsettled political conditions, could materially affect the financial and economic conditions of Philippine companies in which the Fund may invest. The Philippines has experienced a high level of debt and public spending, which may stifle economic growth or contribute to prolonged periods of recession. Investments in Philippine companies will also subject the Fund to risks associated with government corruption, including lack of transparency and contradictions in regulations, appropriation of assets, graft, excessive and/or unpredictable taxation, and an unreliable judicial system.
The Philippines has historically been prone to incidents of political and religious related violence and terrorism, and may continue to experience this in the future.
The Philippines is located in a part of the world that has historically been prone to natural disasters such as tsunamis, earthquakes, volcanoes, and typhoons and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Philippines’ economy.
Investing in Russia
In addition to the risks listed above under “Foreign Investments” and “Investing in Emerging Countries,” investing in Russia presents additional risks.  Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered as the proceeds of International Monetary Fund and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.
Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.
Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to U.S. companies, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Stocks of Russian companies also may experience greater price volatility than stocks of U.S. companies.
Because of the relatively recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to 2013, there was no central registration system for share registration in Russia and registration was carried out by the companies themselves or by registrars located throughout Russia. These registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity. In 2013, Russia implemented the National Settlement Depository (NSD) as a recognized central securities depository (CSD). Title to Russian equities is now based on the records of the NSD rather than the registrars. The implementation of the NSD is expected to enhance the efficiency and transparency of the Russian securities market and decrease risk of loss in connection with recording and transferring title to securities. The Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.
Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms. These actions negatively affected Russian borrowers’ ability to access international capital markets and had a damaging impact on the Russian economy. In addition, there is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
Russia’s government has begun to take bolder steps, including use of the military, to re-assert its regional geo-political influence. These steps may increase tensions between its neighbors and Western countries, which may adversely affect its economic growth. These developments may continue for some time and create uncertainty in the region. Russia’s actions have induced the United States and other countries to impose economic sanctions and may result in additional sanctions in the future. Such sanctions, which impact many sectors of the Russian economy, may cause a decline in the value and liquidity of Russian securities and adversely affect the performance of the Fund or make it difficult for the Fund to achieve its investment objectives. In certain instances, sanctions could prohibit the Fund from buying or selling Russian securities, rendering any such securities held by the Fund unmarketable for an indefinite period of time. In addition, such sanctions, and the Russian government’s response, could result in a downgrade in Russia’s credit rating, devaluation of its currency and/or increased volatility with respect to Russian securities.

Investing in South Africa
South Africa suffers from significant wealth and income inequality and high rates of unemployment. This may cause civil and social unrest, which could adversely impact the South African economy. Although economic reforms have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results. South Africa has privatized or has begun the process of privatization of certain entities and industries. In some instances, investors in certain newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards. Despite significant reform and privatization, the South African government continues to control a large share of South African economic activity. The agriculture and mining sectors of South Africa’s economy account for a large portion of its exports, and thus the South African economy is susceptible to fluctuations in these commodity markets. South Africa is particularly susceptible to extended droughts and water shortages. Such episodes could intensify as a result of future climate changes and could potentially lead to political instability and lower economic productivity. The South African economy is heavily dependent upon the economies of Europe, Asia (particularly Japan) and the United States. Reduction in spending by these economies on South African products and services or negative changes in any of these economies may cause an adverse impact on the South African economy.
Investing in South Africa involves risks of less uniformity in accounting and reporting requirements, less reliable securities valuation, and greater risk associated with custody of securities, than investing in developed countries. Investments in South Africa may also be more likely to experience inflation risk and rapid changes in economic conditions than investments in more developed markets. As a result of these and other risks, the Fund’s investments in South Africa may be subject to a greater risk of loss than investments in more developed markets.
Investing in Turkey
Certain political, economic, legal and currency risks have contributed to a high level of price volatility in the Turkish equity and currency markets. Turkey has experienced periods of substantial inflation, currency devaluations and severe economic recessions, any of which may have a negative effect on the Turkish economy and securities market. Turkey has also experienced a high level of debt and public spending, which may stifle Turkish economic growth, contribute to prolonged periods of recession or lower Turkey’s sovereign debt rating.
Turkey has begun a process of privatization of certain entities and industries. In some instances, however, newly privatized entities have suffered losses due to an inability to adjust quickly to a competitive environment or to changing regulatory and legal standards. Privatized industries also run the risk of re-nationalization.
Historically, Turkey’s national politics have been unpredictable and subject to influence by the military, and its government may be subject to sudden change. Disparities of wealth, the pace and success of democratization and capital market development and religious and racial disaffection have also led to social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Investing in Vietnam
While Vietnam has been experiencing a period of rapid economic growth, the country remains relatively poor, with under-developed infrastructure and a lack of sophisticated or high tech industries. Risks of investing in Vietnam include, among others, expropriation and/or nationalization of assets, political instability, including authoritarian and/or military involvement in governmental decision-making, and social instability as a result of religious, ethnic and/or socioeconomic unrest.
Vietnam has at times experienced a high inflation rate, at least partially as a result of the country’s large trade deficit. The inflation rate could return to a high level and economic stability could be threatened.
Vietnam may be heavily dependent upon international trade and, consequently, may have been and may continue to be, negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. The economy of Vietnam also has been and may continue to be adversely affected by economic conditions in the countries with which it trades.
The Vietnamese economy also has suffered from excessive intervention by the Communist government. Many companies listed on the exchanges are still partly state-owned and have a degree of state influence in their operations. The government of Vietnam continues to hold a large share of the equity in privatized enterprises. State owned and operated companies tend to be less efficient than privately owned companies, due to lack of market competition.
The government of Vietnam may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers operating in Vietnam. Only a small percentage of the shares of privatized companies are held by investors. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located in Vietnam. Moreover, governmental approval prior to investments by foreign investors may be required in Vietnam and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Vietnam and/or impose additional taxes on foreign investors. These factors make investing in issuers located in Vietnam significantly riskier than investing in issuers located in more developed countries, and could a cause a decline in the value of the Fund’s shares. In addition, the government of Vietnam may levy withholding or other taxes on dividend and interest income. Although a portion of these taxes may be recoverable, any non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.
Investment in Vietnam may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of capital by foreign investors. Vietnamese authorities have in the past imposed arbitrary repatriation taxes on foreign owners. In addition, there is the risk that if Vietnam’s balance of payments declines, Vietnam may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Additionally, investments in Vietnam may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
Current investment regulations in Vietnam require the Fund to execute trades of securities of Vietnamese companies through a single broker. As a result, the Adviser will have less flexibility to choose among brokers on behalf of the Fund than is typically the case for investment managers. In addition, because the process of purchasing securities in Vietnam requires that payment to the local broker occur prior to receipt of securities, failure of the broker to deliver the securities will adversely affect the applicable Fund.
Vietnam is also subject to certain environmental risks, including typhoons and floods, as well as rapid environmental degradation due to industrialization and lack of regulation.
Investment in Unseasoned Companies
Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
Investments in the Wholly-Owned Subsidiary
The Multi-Manager Real Assets Strategy Fund may invest in the Subsidiary. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and IRS rulings, as discussed below under “Taxation – Fund Taxation.” The Subsidiary is a limited liability company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is currently the sole shareholder of the Subsidiary. The Subsidiary may invest without limitation in commodity index-linked securities (including leveraged and unleveraged structured notes), commodity swaps, and other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodity markets. Although the Fund may invest in commodity-linked derivative instruments directly, the Fund may gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary may also invest in fixed income securities, which are intended to serve as margin or collateral for the Subsidiary’s derivative positions. To the extent that the Fund invests in the Subsidiary, it will be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.
The Subsidiary is not an investment company registered under the Act and, unless otherwise noted in the applicable Prospectus and this SAI, is not subject to all of the investor protections of the Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders.
Loans and Loan Participations
Each Fund may invest in loans and loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.
Participation interests acquired by the Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. The participation by the Fund in a lender’s portion of a loan typically will result in the Fund having a contractual relationship only with such lender, not with the business entity borrowing the funds (the “Borrower”). As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndicates, or can buy part of a loan, becoming a part lender. The participation interests in which the Fund may invest may not be rated by any NRSRO. The secondary market, if any, for loan participations may be limited.
When the Fund acts as co-lender in connection with a participation interest or when the Fund acquires certain participation interests, the Fund may have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank.
For purposes of certain investment limitations pertaining to diversification of the Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.
Senior Loans. The Multi-Manager Non-Core Fixed Income Fund may invest in Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the London Interbank Offer Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.
Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods would generally increase fluctuations in the

Fund’s NAV as a result of changes in market interest rates. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Because of prepayments, the Underlying Managers expect the average lives of the Senior Loans in which the Fund invests to be shorter than the stated maturity.
Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund’s NAV. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.
Many Senior Loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Underlying Managers will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in which the Fund may invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Underlying Managers believe that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Underlying Managers do not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the NAV of the Fund. Because transactions in many Senior Loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of Senior Loans for a period after the sale of the Senior Loans. In addition, the Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of the relative illiquidity of the trading markets for Senior Loans, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations, including redemption obligations. During periods of limited supply and liquidity of Senior Loans, the Fund’s yield may be lower.
When interest rates decline, the value of the Fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of the Fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent the Fund invests in floating-rate Senior Loans, the Fund’s portfolio may be less volatile and less sensitive to changes in market interest rates than if the Fund invested in fixed rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the NAV of the Fund.

The Fund may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.
The Fund may also purchase Senior Loans on a direct assignment basis. If the Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what an Underlying Manager believes to be a fair price. In addition, valuation of less readily marketable indebtedness involves a greater degree of judgment in determining the NAV of the Fund than if that valuation were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are regularly traded among certain financial institutions. As the market for different types of indebtedness develops, the liquidity of the market for these instruments is expected to improve. The Fund currently intends to treat loan indebtedness as liquid when there is a readily available market for the investment. To the extent a readily available market ceases to exist for a particular investment, such investment would generally be treated as illiquid for purposes of the limitation on illiquid investments. Investments in loans and loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.
These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in loans and loan participations.
Second Lien Loans. The Multi-Manager Non-Core Fixed Income Fund may invest in Second Lien Loans, which have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.
Master Limited Partnerships (“MLPs”)
The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may invest in MLPs. MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements, may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price, and investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.
MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. The success of the Fund’s investments also will vary depending on the underlying industry represented by the MLP’s portfolio. The Fund must recognize income that it receives from underlying MLPs for tax purposes, even if the Fund does not receive cash distributions from the MLPs in an amount necessary to pay such tax liability.
In addition, a percentage of a distribution received by the Fund as the holder of an MLP interest may be treated as a return of capital, which would reduce the Fund’s adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.
Mortgage Dollar Rolls
The Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund may enter into mortgage dollar rolls, in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will, until the settlement date, identify cash or liquid assets on its books, as permitted by applicable law, in an amount equal to its forward purchase price.
For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.
Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon an Underlying Manager's ability to manage the Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.
Mortgage Loans and Mortgage-Backed Securities
Each Fund may invest in mortgage loans, mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans (“Mortgage-Backed Securities”).

Mortgage-Backed Securities are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than traditional fixed income securities.
General Characteristics of Mortgage Backed Securities
In general, each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five-units or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments, other attached dwelling units (“Residential Mortgaged Properties”) or commercial properties, such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property (“Commercial Mortgaged Properties”). Residential Mortgaged Properties may also include residential investment properties and second homes. In addition, the Mortgage-Backed Securities which are residential mortgage-backed securities may also consist of mortgage loans evidenced by promissory notes secured entirely or in part by second priority mortgage liens on Residential Mortgaged Properties.
The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from their anticipated levels. A prepayment rate that is slower than expected will have the opposite effect, increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market value. To the extent that a Fund invests in Mortgage-Backed Securities, the Underlying Manager may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.
Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagor housing needs, job transfers, unemployment, mortgagor equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than a Fund was earning on the Mortgage-Backed Securities that were prepaid. Due to these factors, Mortgage-Backed Securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because a Fund’s investments in Mortgage-Backed Securities are interest-rate sensitive, a Fund’s performance will depend in part upon the ability of a Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to a Fund while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities and other multiple class pass-through securities, which are discussed below.
The rate of interest paid on Mortgage-Backed Securities is normally lower than the rate of interest paid on the mortgages included in the underlying pool due to (among other things) the fees paid to any servicer, special servicer and trustee for the trust fund which holds the mortgage pool, other costs and expenses of such trust fund, fees paid to any guarantor, such as Ginnie Mae (as defined below) or to any credit enhancers, mortgage pool insurers, bond insurers and/or hedge providers, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the Mortgage-Backed Securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer (or the trustee of the trust fund which holds the mortgage pool) makes the payments on the Mortgage-Backed Securities, and this delay reduces the effective yield to the holder of such securities.
The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a Real Estate Mortgage Investment Conduit (“REMIC”), which is subject to special federal income tax rules. A description of the types of mortgage loans and Mortgage-Backed Securities in which a Fund may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible investments for a Fund.
Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the Mortgage-Backed Securities in which a Fund may invest. Mortgage loans backing non-agency Mortgage-Backed Securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A sustained decline or an extended flattening of those values may result in additional increases in delinquencies and losses on Mortgage-Backed Securities generally (including the Mortgaged-Backed Securities that the Funds may invest in as described above).
Adverse changes in market conditions and regulatory climate may reduce the cash flow which a Fund, to the extent it invests in Mortgage-Backed Securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for Mortgage-Backed Securities and other asset-backed securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for Mortgage-Backed Securities and other asset-backed securities (including the Mortgage-Backed Securities and other asset-backed securities in which the Fund may invest) and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for Mortgage-Backed and other asset-backed securities. As a result, the liquidity and/or the market value of any Mortgage-Backed or asset-backed securities that are owned by a Fund may experience declines after they are purchased by a Fund.
General Regulatory Considerations of Mortgage-Backed Securities
The unprecedented disruption in the mortgage- and asset-backed securities markets in 2008-2009 resulted in significant downward price pressures as well as foreclosures and defaults in residential and commercial real estate. As a result of these events, the liquidity of the mortgage- and asset-backed securities markets was negatively impacted during that time. Following the market dislocation, the U.S. Congress passed the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which imposed a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general. Among its other provisions, the Dodd-Frank Act creates a liquidation framework under which the Federal Deposit Insurance Corporation (“FDIC”), may be appointed as receiver following a “systemic risk determination” by the Secretary of Treasury (in consultation with the President) for the resolution of certain nonbank financial companies and other entities, defined as “covered financial companies”, and commonly referred to as “systemically important entities”, in the event such a company is in default or in danger of default and the resolution of such a company under other applicable law would have serious adverse effects on financial stability in the United States, and also for the resolution of certain of their subsidiaries. No assurances can be given that this new liquidation framework would not apply to the originators of asset-backed securities, including Mortgage-Backed Securities, or their respective subsidiaries, including the issuers and depositors of such securities, although the expectation embedded in the Dodd-Frank Act is that the framework will be invoked only very rarely. Guidance from the FDIC indicates that such new framework will largely be exercised in a manner consistent with the existing bankruptcy laws, which is the insolvency regime that would otherwise apply to the sponsors, depositors and issuing entities with respect to asset-backed securities, including Mortgage-Backed Securities. The application of such liquidation framework to such entities could result in decreases or delays in amounts paid on, and hence the market value of, the Mortgage-Backed or asset-backed securities that may be owned by a Fund.
Certain General Characteristics of Mortgage Loans

Adjustable Rate Mortgage Loans (“ARMs”). Each Fund may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.
Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. After the expiration of the initial fixed rate period and upon the periodic recalculation of the payment to cause timely amortization of the related mortgage loan, the monthly payment on such mortgage loan may increase substantially which may, in turn, increase the risk of the borrower defaulting in respect of such mortgage loan. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders. When interest due on a mortgage loan is added to the principal balance of such mortgage loan, the related mortgaged property provides proportionately less security for the repayment of such mortgage loan. Therefore, if the related borrower defaults on such mortgage loan, there is a greater likelihood that a loss will be incurred upon any liquidation of the mortgaged property which secures such mortgage loan.
ARMs also have the risk of prepayment. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities during such periods. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.
There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Indices commonly used for this purpose include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of ARMs in a Fund’s portfolio and, therefore, in the NAV of a Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.
Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in mortgage pools (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.
Certain Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which a Fund may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may also adversely affect a Fund’s investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. Government, its agencies or instrumentalities) by delaying the Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.
1.
Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.
2.
Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.
3.
Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.
4.
“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.
5.
Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.
6.
Governmental Action, Legislation and Regulation. Legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures or providing forbearance relief to borrowers of residential mortgage loans may adversely affect the value of Mortgage-Backed Securities (e.g., the Coronavirus Aid, Relief, and Economic Security (CARES) Act). Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential Mortgage-Backed Securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process or are designed to protect customers could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize Mortgage-Backed Securities held by a Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize Mortgage-Backed Securities held by a Fund, and consequently, could adversely impact the yields and distributions a Fund may receive in respect of its ownership of Mortgage-Backed Securities collateralized by residential mortgage loans.
Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. Each Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future, to the extent consistent with its investment policies and objective.
Each Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they have historically been viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the liquidity and value of a Fund’s portfolio.
There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed such issuers’ current resources, including such issuers’ legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
Below is a general discussion of certain types of guaranteed Mortgage-Backed Securities in which the Fund may invest.
•  Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the U.S. Government is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.
•  Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the U.S. Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae. Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.
•  Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential and multifamily mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.
The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
Under the direction of FHFA (as defined below), Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform (“CSP”) for the issuance of a uniform Mortgage-Backed Security (“UMBS”) (the “Single Security Initiative”), which would generally align the characteristics of Fannie Mae and Freddie Mac Certificates. The Single Security Initiative is intended to maximize liquidity for both Fannie Mae and Freddie Mac Mortgage-Backed Securities in the “to-be-announced” market. The CSP began issuing UMBS in June 2019. While the initial effects of the issuance of UMBS on the market for mortgage-related securities have been relatively minimal, the long-term effects are still uncertain.
Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
Certain Additional Information with Respect to Freddie Mac and Fannie Mae. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae. The conditions attached to the financial contribution made by the U.S. Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the U.S. Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered Fannie Mae and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE minimum average closing price of $1 for more than 30 days.
The FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on Fannie Mae’s and Freddie Mac’s creditworthiness and guarantees of certain Mortgage-Backed Securities. It is also unclear whether the Treasury would continue to enforce its rights or perform its obligations under the senior preferred stock programs. Should Fannie Mae’s and Freddie Mac’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to a Fund.
Privately Issued Mortgage-Backed Securities. Each Fund may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
Mortgage Pass-Through Securities
To the extent consistent with its investment policies, a Fund may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”) that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
The following discussion describes certain aspects of only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.
General Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.
Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Because certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.
Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs generally address the likelihood of the receipt of distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected. A rating organization may downgrade or withdraw a rating assigned by it to any Mortgage Pass-Through at any time, and no assurance can be made that any ratings on any Mortgage Pass-Throughs included in a Fund will be maintained, or that if such ratings are assigned, they will not be downgraded or withdrawn by the assigning rating organization.
In the past, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-backed securities (which may include certain of the Mortgage-Backed Securities in which a Fund may have invested or may in the future be invested), and may continue to do so in the future. In the event that any Mortgage-Backed Security held by a Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and the Fund may consequently experience losses in respect of such Mortgage-Backed Security.
Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.
Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.
In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.
The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.
Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided through bond insurers, or at the mortgage loan-level through mortgage insurance, hazard insurance, or through the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by bond insurers, guarantees or letters of credit, the security is subject to credit risk because of its exposure to the credit risk of an external credit enhancement provider.
Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.
Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.
Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. Each Fund may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.
CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae.”
CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are a type of Mortgage Pass-Through that are primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self-storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS. Certain of the mortgage loans underlying CMBS constituting part of the collateral interests may be delinquent, in default or in foreclosure.
Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.
CMBS held by a Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.
Stripped Mortgage-Backed Securities. Each Fund may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or non-governmental originators. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”), from a pool of mortgage loans.
Certain SMBS may not be readily marketable. The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs and IOettes are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Fund's investments in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in SMBS.
Municipal Securities
The Multi-Manager Real Assets Strategy Fund and Multi-Manager Non-Core Fixed Income Fund may invest in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Investment Adviser or an Underlying Manager, excluded from gross income for federal income tax purposes. A Fund may revise its definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with the Fund’s investment objective and policies. A Fund may also invest in taxable Municipal Securities.
The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. The yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.
Dividends paid by a Fund that are derived from interest paid on both tax exempt and taxable Municipal Securities will be taxable to the Fund’s shareholders.
Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.
Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made, including property tax collections, sales tax revenue, income tax revenue and local, state and federal government funding, or the assets collateralizing such obligations. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. In the aftermath of the 2007-2008 financial crisis, several municipalities filed for bankruptcy protection or indicated that they may seek bankruptcy protection in the future. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.
The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance.

General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.
In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities.
There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.
For the purpose of applying a Fund’s investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Investment Adviser or an Underlying Manager based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.
An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors, including a Fund. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.
The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.
The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Securities or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the tax treatment of Municipal Securities.
Special Risk Considerations Relating to California Municipal Obligations. A Fund may invest in municipal obligations of the State of California (“California” or, as used in this section, the “State”), its public authorities and local governments (“California Municipal Obligations”), and consequently may be affected by political, social economic, environmental, public health, or other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future federal and California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental or public health emergencies could have an adverse effect on the debt obligations of California issuers. Some of the significant financial considerations relating to investments in California Municipal Obligations are summarized below. The following section provides only a brief summary of the complex factors affecting the financial condition of California that could, in turn, adversely affect a Fund’s investments in California Municipal Obligations. This information is based on information publicly available from State authorities and other sources available prior to July 29, 2021, and has not been independently verified. As a result of the severe market volatility and economic downturn following the outbreak of COVID-19, the economic circumstances in California may change negatively and more rapidly than usual, and California may be less able to maintain up to date information for the public. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by the State, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California. Furthermore, obligations of issuers of California Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Accordingly, an insolvent municipality may file for bankruptcy, as allowed by Chapter 9 of the Bankruptcy Code. This section provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments. As a result of continuing financial and economic difficulties, several California municipalities have filed for bankruptcy protection under Chapter 9 or have indicated that they may seek such bankruptcy protection in the future. Additional municipal bankruptcy filings may occur in the future. Any such action could negatively impact the value of a Fund’s investments in the securities of those issuers or other issuers in California.
Certain California Municipal Obligations held by a Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired. California Municipal Obligations, including certain tax-exempt securities, in which the Funds may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations.
California’s economy, the largest state economy in the United States and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, manufacturing, tourism, construction and services. The makeup of California’s economy generally mirrors that of the national economy; and as a result, economic developments that affect such industries may have a similar impact on the State and national economies. Although California’s fiscal health has improved since the economic downturn beginning in 2008, California’s General Fund will be materially adversely impacted by the health-related and economic impact of the COVID-19 pandemic. Efforts to respond to and mitigate the spread of COVID-19 have had a severe negative impact on the California and national economies and triggered a historic drop and ongoing volatility in the stock market. These efforts are expected to result in significant declines in state revenues from recent levels, as well as increased and ongoing direct expenditures required to address the impact of COVID-19. These expenditures include, but are not limited to, vaccinations, the purchase of personal protective equipment and medical and sanitation supplies, emergency facilities, testing and contact tracing, and housing and food assistance. To help address the public health and economic impact of COVID-19, the federal government passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the Coronavirus Relief Fund (“CRF”), of which California has received approximately $9.5 billion. In March 2021, the American Rescue Plan was signed into law, which provides an additional $350 billion in emergency funding for state, local, territorial, and Tribal governments. It is not presently possible to predict whether the CRF and American Rescue Plan funds allocated to California will be sufficient to address its economic challenges. It is not presently possible to predict the extent of the short- and long-term harm that COVID-19 could cause to California’s economy. A meaningful decline in revenues, which may result from high levels of unemployment and the closure of businesses, could negatively impact California’s ability to meet its debt obligations, including with respect to investments held by a Fund.
In March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 also created the Budget Stabilization Account (“BSA”) as a secondary budgetary reserve and established the process for transferring General Fund revenues into the BSA. Beginning with fiscal year 2015-16, the BSA provisions of Proposition 58 were superseded by Proposition 2. Proposition 2 provides for both paying down debt and other long-term liabilities, and saving for a rainy day by making specified deposits into the BSA. Proposition 2 takes into account California’s heavy dependence on the performance of the stock market and the resulting capital gains.
Beginning in fiscal year 2015-16, California must calculate capital gains revenues in excess of 8% of General Fund tax revenues and add such amount to 1.5% of the General Fund tax revenues; half of this amount is used to service long-term debt, and the other half of this amount is deposited into the BSA. Proposition 2 also only allows withdrawals from the BSA for a disaster or if spending remains commensurate or below the highest level of spending in the preceding three years. Due to COVID-19, California’s Governor declared a budget emergency on June 25, 2020, which allowed the Legislature to suspend the required transfer for fiscal year 2020-21 and will withdraw $7.8 billion from the BSA. The Governor’s proposed fiscal year 2021-22 budget projects the BSA will reach a balance of $17.8 billion by fiscal year 2024-25.
Overall, California’s real gross domestic product declined by 2.8% in 2020 and totaled approximately $3.0 trillion at current prices, making it the fifth largest economy in the world. The unemployment rate in California grew to a peak of 16.0% in April 2020, but fell to 9.3% as of December 2020. Employment in some of California’s largest industries, including trade, transportation, and utilities, education and health services, and professional and business services, declined by 3.7%, 4.7%, and 5.4%, respectively, throughout 2020. Although personal income is projected to have grown by 4.9% in 2020 due largely to transfer payments, it is expected to contract in 2021 by 4.6% as various assistance programs are expected to end.
Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects and conduit obligations payable from revenues paid by private users or local governments of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities. State agencies and authorities had approximately $8.6 billion aggregate principal amount of revenue bonds, which are non-recourse to the General Fund, outstanding as of December 31, 2020.
As of July 19, 2021, California’s general obligation bonds were assigned ratings of Aa2, AA- and AA by Moody’s, Standard & Poor’s and Fitch, respectively. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which the Fund invests. As of January 1, 2021, California had outstanding approximately $71.9 billion in long-term general obligation bonds.
The Governor released his proposed budget for fiscal year 2021-22 on January 8, 2021 (“2021-22 Governor’s Budget”). The 2021-22 Governor’s Budget focuses on supporting and expediting the State’s health and economic recovery from the crisis caused by COVID-19. The 2021-22 Governor’s Budget projects that General Fund revenues and transfers will be $158.4 billion (a decline of 2.7% relative to the prior year) and expenditures will be $164.5 billion (an increase of 5.5% relative to the prior year). The 2021-22 Governor’s Budget projects that the State will begin fiscal year 2022-23 with a surplus of $6.1 billion.
In May 2021, the Governor revised the projections contained in the 2021-22 Governor’s Budget (“May Revision”). The May Revision contemplates $22.4 billion in budget reserves, including $15.9 billion in the Proposition 2 Budget Stabilization Account. In addition, under the May Revision, California will continue to pay down long-term debt obligations. Projections in the May Revision provide for approximately $175 billion in General Fund revenue against $196 billion in expenditures, including from amounts allocated from federal relief aid. The May Revision projects that the General Fund will end fiscal year 2022 with a balance of approximately $6.6 billion.
On July 16, 2021, the Governor signed the budget for fiscal year 2021-2022 (“Enacted Budget”). The Enacted Budget continues to focus on addressing challenges stemming from COVID-19. The Enacted Budget projects that General Fund revenues will total $178.8 billion, a 2.7% decline from the previous fiscal year. Against these revenues, the Enacted Budget provides for expenditures of approximately $196.4 billion, including amounts from federal emergency aid. The Enacted Budget projects that California will end the fiscal year with a General Fund balance of $7.2 billion
The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to make debt service payments, or determine what impact, if any, such proceedings may have on a Fund’s investments in California Municipal Obligations.

Additionally, California lies within an active geologic region that is subject to major seismic activity, which could result in increased frequency and severity of natural disasters, most notably, earthquakes, wildfires, mudslides, and droughts. Such events have, in the past, resulted in significant disruptions to the California economy and required substantial expenditures from the state government. Over the past several years, California has experienced unprecedented draught and wildfire activity with increases in the number and severity of wildfires. Ten of the most destructive fires have occurred since 2015, and 2020 was the worst wildfire season in the state’s history. Recent drought conditions have positioned the 2021 wildfire season to be as destructive as the prior year. These conditions have significantly impacted California’s economy, and there can be no guarantee that future wildfires would not have an equally detrimental effect on California’s economy or environment
Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.
Special Risk Considerations Relating to Florida Special Assessment Bonds. A Fund may invest in Florida special assessment bonds, which are bonds backed by tax assessments on residential and commercial development projects. The payments on special assessment bonds generally depend on the ability of the developer, builder or homeowner of the home or property to pay tax assessments levied against the home or property.
A Fund could be adversely affected by changes in general economic conditions in the State of Florida, fluctuations in the real estate market, or a particular developer, builder or homeowner’s inability to continue to pay the tax assessments underlying the special assessment bonds. Florida’s economy relies heavily on the trade and services industry (particularly in connection with the housing sector), the agriculture industry, and the tourism industry. A downturn in one or more of these sectors could adversely impact the state’s economy and could affect the performance of special assessment bonds. In addition, the homebuilding industry in Florida has been slow to recover since the financial crisis, which severely impacted Florida’s housing and credit markets. While the state, overall, continues its slow recovery from the financial crisis, its employment recovery has largely come from other parts of its economy. The continued sluggish pace of the state’s homebuilding industry could affect the financial health of real estate developers, builders or homeowners.
In many cases, special assessment bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. However, the lien created by a special assessment bond is pari passu to other tax liens on the home or property and senior to all other liens on the home or property. In addition, if there is a default on the special assessment bond, a Fund would have the right to foreclose on the home or property. In most cases, however, the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds. In the event of bankruptcy or similar proceedings with respect to the developer, builder or homeowner of a home or property underlying special assessment bonds held by a Fund, the bonds held by the Fund could lose a significant portion of their value. Such proceedings could occur as the result of developments unrelated to the home or property underlying special assessment bonds held by the Fund.
Special Risk Considerations Relating to Puerto Rico Municipal Obligations. A Fund may invest in municipal obligations of the Commonwealth of Puerto Rico (“Puerto Rico” or, as used in this section, the “Commonwealth”), its public authorities and local governments (“Puerto Rico Municipal Obligations”), and consequently may be affected by political and economic developments within Puerto Rico and by the financial condition of Puerto Rico’s political subdivisions, agencies, instrumentalities and public authorities. Future federal and Puerto Rico political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events could have an adverse effect on the debt obligations of Puerto Rican issuers. Some of the significant financial considerations relating to investments in Puerto Rico Municipal Obligations are summarized below. The following section provides only a brief summary of the complex factors affecting the financial condition of Puerto Rico that could, in turn, adversely affect a Fund’s investments in Puerto Rico Municipal Obligations. This information is based on information publicly available from Commonwealth authorities and other sources available prior to July 29, 2021 and has not been independently verified.

Puerto Rico and its public corporations are not eligible for protection under Chapter 9 of the Bankruptcy Code, which is the only chapter available to municipalities. Accordingly, in the event that Puerto Rico is unable to meet both the need to fund governmental services and its debt obligations, it may be required to take emergency measures, which may include measures to disburse public funds in accordance with legally established priority norms. The Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) was signed into law on June 30, 2016, which allows Puerto Rico to restructure its outstanding debt obligations. It also establishes an oversight and management board (the “Oversight Board”) that is empowered to approve Puerto Rico’s fiscal plans and budgets. The budget process requires the Oversight Board, the Governor, and the Commonwealth’s Legislative Assembly to develop a compliant budget. The proposed budget is required to be consistent with a fiscal plan developed by the Oversight Board and the Governor. If the Governor and the Legislative Assembly fail to develop a budget that complies with the fiscal plan approved by the Oversight Board by the day before the first day of the fiscal year for which the budget is being developed, the Oversight Board shall submit a compliant budget to the Governor and the Legislative Assembly, and the Oversight Board’s budget is deemed approved and becomes effective. The Oversight Board is comprised of seven members appointed by the president who are nominated by a bipartisan selection process.
The Commonwealth has faced a number of fiscal challenges, including a structural imbalance between its General Fund revenues and expenditures, numerous environmental disasters, and a public health emergency resulting from the spread of COVID-19. The outbreak of COVID-19 in early 2020 had a direct negative impact on economic activity in the Commonwealth. The Commonwealth’s government implemented measures to help slow the spread of COVID-19 and mitigate its effects, such as closing certain businesses, restricting travel, and implementing a curfew, which halted much of the economic activity in the Commonwealth. Many businesses in the Commonwealth have been adversely impacted by these measures, and many have had to lay off or furlough workers. In addition, the Commonwealth incurred unexpected expenditures to address the spread of COVID-19, which include, but are not limited to, vaccinations, the purchase of personal protective equipment and medical and sanitation supplies, emergency facilities, testing and contact tracing, housing and food assistance, reopening expenses, and certain personnel and telework expenses. The Fiscal Plan for FY 2021 forecasted that the Commonwealth’s unemployment rate would increase to approximately 40% in June 2020 but decrease to approximately 16% by June 2021. In addition, the Fiscal Plan estimated an economic impact of approximately $5.7 billion between FY 2020 and FY 2022 due to COVID-19, but the impact could be much greater depending on the trajectory of the spread of the disease and the ability of the policies implemented to address it. Although the federal government has passed several economic relief packages as of the date of this SAI, which would allocate more than $14 billion to the Commonwealth, there can be no assurances that the relief will be sufficient to address the economic harm resulting from the spread of COVID-19 or that the relief will have its intended effect. In addition, the rate and level at which the federal government and the Commonwealth have taken on new debt could have a negative impact on their fiscal health, which could lead to prolonged challenges for their respective economies.
The 2021 fiscal plan was certified by the Oversight Board on April 23, 2021 (“2021 Fiscal Plan”). The 2021 Fiscal Plan forecasts that Puerto Rico’s economy would grow by 1.0% during 2021, due largely to budgetary reforms and economic relief provided in response to COVID-19. The 2021 Fiscal Plan contemplates approximately $43.5 billion in federal disaster relief to address damage caused by recent natural disasters and COVID-19. Apart from federal aid, the 2021 Fiscal Plan projects General Fund revenues of approximately $11.6 billion.
The budget for fiscal year 2021 had been certified on June 30, 2021, which provides for $10.2 billion in revenues. Against these revenues, the budget provides General Fund expenditures of approximately $10 billion. Allocations in the fiscal year 2021 budget to education, health care, and economic development were approximately $2.0 billion, $937 million, and $1.2 billion, respectively
In 2017, pursuant to Title III of PROMESA, the Oversight Board filed petitions in federal court on behalf of Puerto Rico and certain of its instrumentalities, including the Puerto Rico Sales Tax Financing Corporation (“COFINA”), the Employees Retirement System (“ERS”), the Puerto Rico Highways and Transportation Authority, and the Puerto Rico Electric Power Utility (“PREPA”), to begin proceedings to restructure their outstanding debt. As a result of these petitions, the ability of the creditors of Puerto Rico and its instrumentalities that have filed for Title III relief to take action with respect to outstanding obligations has been temporarily stayed. The judge assigned to oversee the Title III proceedings initiated a confidential mediation process administered by five federal judges. In addition, the judge has concurrently overseen legal proceedings related to the Title III petitions and mediation.
In March 2021, the Oversight Board reached a Plan of Agreement with certain Commonwealth creditors to resolve $35 billion of debt and non-debt claims. Under the Plan of Adjustment filed in March 2021, the Commonwealth’s outstanding debt would be reduced by approximately 80% to $7.4 billion and annual debt service payments would be limited to a percentage of revenues. The Plan of Adjustment also provides for reductions outstanding pension payments owed by Puerto Rico. The Plan of Adjustment is subject to review by the judge overseeing Puerto Rico’s Title III proceedings, and it is not presently possible to predict whether the agreement will be finalized at the current terms. With respect to the ongoing litigation between the Commonwealth and COFINA, agents for the Commonwealth and COFINA reached an agreement in principle on June 7, 2018, to share sales and use tax revenue and the Pledged Sales Tax Base Amount. The Oversight Board and the COFINA bondholders reached an agreement in August 2018 to restructure the COFINA bonds into a new issuance of bonds. And the judge overseeing the Title III proceeding approved the Plan of Adjustment in February 2019. The Plan of Adjustment restructures approximately $17.0 billion of COFINA debt and provides the Commonwealth with an average annual savings of $456 million through 2057, an overall savings of approximately 32%.
With respect to PREPA’s Title III proceeding, a preliminary agreement has been reached between the PREPA bondholders, on one side and PREPA, the Oversight Board, and Fiscal Agency and Financial Advisory Authority, on the other side, to restructure the outstanding PREPA bonds. Under the preliminary agreement, PREPA’s obligations with respect to outstanding bonds would be reduced by up to 32.5%. The preliminary agreement is subject to review by the judge overseeing PREPA’s Title III proceedings. The proceedings related to the preliminary agreement were delayed as a result of the outbreak of COVID-19. It is not presently possible to predict whether the agreement will be finalized or if there will be any further delays in the proceedings. If PREPA, the Commonwealth, or any other instrumentalities are unable to restructure their debt, the value of their outstanding debt obligations could be adversely impacted, which could be negatively impact investments held by a Fund.
Puerto Rico’s economy is closely linked to that of the rest of the United States, as most of the external factors that affect Puerto Rico’s economy are determined by the policies and performance of the mainland economy. However, in recent years, Puerto Rico’s economy, which entered a recession in the fourth quarter of 2006, has lagged behind the U.S. economy. In fiscal year 2016, Puerto Rico’s gross national product grew by 0.9%, while the United States’ gross national product grew by 2.7%. In May 2018, the Oversight Board projected that Puerto Rico’s gross national product to decrease by 13.3% on a year-over-year basis, due, in part, to adverse effects from hurricanes that impacted Puerto Rico in 2017 (as discussed below).
Puerto Rico’s per capita income in 2016 was $18,485, which was far below the national average ($49,198 during the same period). As of May 2018, the Commonwealth’s civilian labor force consisted of approximately 1.09 million individuals. The unemployment rate in Puerto Rico was 9.6% as of May 2018, down from 10.5% in May 2017, but considerably higher than the national average of 3.8%.
Puerto Rico’s budget is also impacted by extensive unfunded pension obligations related to the Commonwealth’s three public retirement systems, the ERS, the Teachers Retirement System (“TRS”) and the Judiciary Retirement System (“JRS”), all of which are funded primarily through appropriations from the general fund. As of July 1 2016, the total actuarial liabilities for the ERS, TRS, and JRS were approximately $38.0 billion, $18.0 billion, and $700 million, respectively. The total annual benefits due from the ERS, TRS, and JRS for fiscal year 2018 total approximately $1.7 billion, $800,000, and $28 million, respectively. In 2017, the Legislative Assembly enacted laws to reform the operation and funding of Puerto Rico’s pension systems. Those laws required the ERS to sell its assets and transfer the proceeds to the general fund. In addition, employer contributions to the pension systems, which had been operating on as “pay-as-you-go” basis, were eliminated, and the general fund assumed any payments that the pension systems could not make. Puerto Rico may have to make additional contributions to the pension systems, which could result in reduced funding for other priorities, including payments on its outstanding debt obligations. Alternatively, Puerto Rico may be forced to raise revenue or issue additional debt. Either outcome could increase the pressure on Puerto Rico’s budget, which could have an adverse impact on a Fund’s investment in Puerto Rico Municipal Obligations.
An additional contributor to the Commonwealth’s significant budget deficits is a high level of debt, which the Commonwealth has needed in order to bridge budget gaps, but the servicing of which also exacerbates its ongoing fiscal difficulties. As of May 30, 2018, it was reported that Puerto Rico’s consolidated outstanding debt and pension liabilities have grown to over $120 billion, with more than $70 billion in financial debt and more than $50 billion in pension liabilities.
In September 2017, two successive hurricanes – Irma and Maria – caused severe damage to Puerto Rico. Hurricane Irma passed to the north of the Commonwealth, but Hurricane Maria made direct landfall, and the damage caused by both storms was extensive. The Commonwealth’s infrastructure was severely damaged by high winds and substantial flooding, and much of the Commonwealth was left without power. Current estimates suggest that Hurricane Maria caused approximately $80 billion in damage and has caused a real decline in gross national product in the year following the storms. In June 2019, President Trump signed a $19 billion disaster relief bill, of which approximately $1 billion would be allocated to the Commonwealth. In addition, while the Commonwealth’s population has declined every year since 2013, the trend was accelerated after the damage caused by Hurricanes Irma and Maria displaced residents.
The damage caused by Hurricanes Irma and Maria is expected to have substantially adverse effects on the Commonwealth’s economy. In addition to diverting funds to relief and recovery efforts, the Commonwealth is expected to lose revenue as a result of decreased tourism and general business operations. There can be no assurances that the Commonwealth will receive the necessary aid to rebuild from the damage caused by Hurricanes Irma and Maria, and it is not currently possible to predict the long-term impact that Hurricanes Irma and Maria will have on the Commonwealth’s economy. All these developments have a material adverse effect on the Commonwealth’s finances and negatively impact the payment of principal and interest, the marketability, liquidity and value of securities issued by the Commonwealth that are held by the Fund.
In late December 2019 and January 2020, a series of earthquakes, including a magnitude 6.4 earthquake, the strongest to hit the island in more than a century, caused an estimated $200 million in damage. The aftershocks from the earthquakes may continue for years, and it is not currently possible to predict the extent of the damage that could arise from any aftershocks. The damage caused by the hurricanes, earthquakes, and the outbreak of COVID-19 is expected to have substantially adverse effects on the Commonwealth’s economy. In addition to diverting funds to relief and recovery efforts, the Commonwealth is expected to lose substantial revenue as a result of decreased tourism (including from travel restrictions), decreased general business operations, and other measures implemented to slow the spread of COVID-19. There can be no assurances that the Commonwealth will receive the necessary aid to rebuild from the damage or that future catastrophic weather events, natural disasters, or public health emergencies will not cause similar damage. Any such developments could have an adverse effect on the Commonwealth’s finances and negatively impact the payment of principal and interest, the marketability, liquidity, and value of securities issued by the Commonwealth.
As of July 19, 2021, Puerto Rico’s general obligation debt was assigned a credit rating of Ca and D by Moody’s and Fitch, respectively. In 2018, Standard & Poor’s discontinued its unenhanced rating on Puerto Rico’s general obligation debt. These ratings represent non-investment grade status. The downgraded credit rating has adversely impacted the liquidity of Puerto Rico’s debt securities. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the Commonwealth and its political subdivisions, instrumentalities, and authorities.
In addition to the litigation described above, Puerto Rico is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the Commonwealth, might require the Commonwealth to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on Puerto Rico’s ability to make debt service payments, or determine what impact, if any, such proceedings may have on a Fund’s investments in Puerto Rico Municipal Obligations.
Municipal Leases, Certificates of Participation and Other Participation Interests. A Fund may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.
Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.
A Fund may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying Municipal Securities, plus accrued interest.
Municipal Notes. Municipal Securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.
Tax Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are often purchased at a price which represents a premium over their face value.
Private Activity Bonds. A Fund may invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues.
Tender Option Bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond.
Auction Rate Securities. A Fund may invest in auction rate securities. Auction rate securities include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. In certain market environments, auction failures may be more prevalent, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. A Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the auction rate securities’ duration.
Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.
A Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. A Fund will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Fund.
Insurance. A Fund may invest in “insured” tax exempt Municipal Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the Shares of a Fund.
A Fund may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from Standard & Poor’s) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies generally are non-cancelable and continue in force as long as the bonds are outstanding.
A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term. A Fund may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Fund may directly purchase such a policy from insurers for bonds which are currently uninsured.

An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies.
Standby Commitments. In order to enhance the liquidity of Municipal Securities, a Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a “standby commitment” or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.
Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security from a Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Fund. In considering whether a security meets the Fund’s quality standards, the Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.
The Fund values Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Fund’s NAV. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Because the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Fund’s policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.
The Investment Adviser understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company (“RIC”) will be the owner of tax exempt municipal obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax exempt interest earned with respect to such Municipal Securities will be tax exempt in their hands. There is no assurance that standby commitments will be available to a Fund nor has each Fund assumed that such commitments would continue to be available under all market conditions.
Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund’s portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund’s return on its portfolio securities.
Tobacco Settlement Revenue Bonds. A Fund may invest a portion of its assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are municipal obligations that are backed entirely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to a Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.
The actual amount of future settlement payments is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption.

If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.
Options on Securities and Securities Indices and Foreign Currencies
Writing and Purchasing Call and Put Options on Securities and Securities Indices. The Fund may write (sell) call and put options on any securities in which it may invest or any securities index consisting of securities in which it may invest. The Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by the Fund obligates that Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by the Fund as the seller of the call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. All call options written by the Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. The Fund’s purpose in writing call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.
A put option written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised on or before the expiration date. All put options written by the Fund would be covered, which means that such Fund will identify on its books cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”
The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
In the case of a call option, the option may be “covered” if the Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are identified on the Fund’s books) upon conversion or exchange of other instruments held by it. A call option may also be covered if the Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund identifies liquid assets in the amount of the difference. A put option may also be covered if the Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund identifies on its books liquid assets in the amount of the difference. The Fund may also cover options on securities by identifying cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit that is equal to the market value of the securities in the case of a call option. Identified cash or liquid assets may be quoted or denominated in any currency. Identified cash or liquid assets may be quoted or denominated in any currency.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
The Fund may also write (sell) call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are identified on the Fund’s books) upon conversion or exchange of other securities held by it. The Fund may also cover call and put options by identifying cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.
The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if an Underlying Manager is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of an Underlying Manager to predict future price fluctuations and the degree of correlation between the options and securities markets. If an Underlying Manager is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
The Fund may also purchase put and call options on any securities in which it may invest or any securities index consisting of securities in which it may invest. In addition, the Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
The Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or other instruments of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or other instruments at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities or other instruments. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or other instruments which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or other instruments decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities or other instruments.
The Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Special Risks Associated with Options on Currency. An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of its options. If the Fund as a call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the identified assets, until the option expires or it delivers the underlying currency upon exercise.
There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the relevant clearinghouse inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.
Each applicable Fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the Fund.
The amount of the premiums that the Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
Writing and Purchasing Call and Put Options on Currency. The Fund may write put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that the Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. In addition, the Fund may purchase call options on currency to seek to increase total return.
A currency call option written by the Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A currency put option written by the Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Options on Securities and Securities Indices—Writing Covered Options” above.
The Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” The Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.
The Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of the Fund’s portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.
In addition to using options for the hedging purposes described above, the Fund may use options on currency to seek to increase total return. The Fund may write (sell) put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing call options for additional income, the Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.
The Fund may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Fund for the purpose of benefiting from a decline in the value of currencies which they do not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the put option.
Yield Curve Options. The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
The Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of an Underlying Manager, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
Yield curve options written by the Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and identifies on its books cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.
Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of the assets identified on its books to cover the position until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
There can be no assurance that higher trading activity, order flow or other unforeseen events will not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.
The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.
Transactions by the Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of an Underlying Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if an Underlying Manager is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of an Underlying Manager to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If an Underlying Manager is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
Participation Notes
The Fund may invest in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The Fund may use participation notes to establish a position in such markets as a substitute for direct investment. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. When a participation note matures, the issuer of the participation note will pay to, or receive from, the Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. In addition, participation notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.
Pooled Investment Vehicles
Each Fund may invest in securities of pooled investment vehicles. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) of the Fund. The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies.
Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those other investment companies may be funds for which the Investment Adviser, or any of its affiliates, serves as investment adviser, administrator and/or distributor. Although a Fund does not expect to do so in the foreseeable future, a Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Additionally, if the Fund serves as an “underlying fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive relief obtained from the SEC.
Each Fund may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.
ETFs are shares of pooled investment vehicles issuing shares which are traded like traditional equity securities on a stock exchange. An ETF generally represents a portfolio of securities or other assets, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any pooled investment vehicle, carries risks of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other pooled investment vehicles, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Funds’ shares could also be substantially and adversely affected.
Portfolio Maturity
Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the Multi-Manager Non-Core Fixed Income Fund’s portfolio. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions. For example, if an issuer of an instrument takes advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur and the Fund’s average maturity may lengthen beyond an Underlying Manager’s expectations should the expected call refund or redemption not occur. Similarly, in calculating its dollar-weighted average maturity, the Fund’s may determine the maturity of a variable or floating rate obligation according to the interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity.

Portfolio Turnover
Each Fund may engage in active short-term trading to benefit from price or yield disparities among different issues of securities or among the markets for equity or fixed-income securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.
When a Fund purchases a TBA (“To Be Announced”) mortgage, it can either receive the underlying pools of the TBA mortgage or roll it forward a month. The portfolio turnover rate increases when a Fund rolls the TBA forward.
Preferred Stock, Warrants and Stock Purchase Rights
Each Fund may invest in preferred stock, warrants and stock purchase rights (“rights”) (in addition to those acquired in units or attached to other securities). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.
Warrants and other rights are options that entitle the holder to buy equity securities at a specific price for a specific period of time. The Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Publicly-Traded Partnerships
The Fund may invest in publicly-traded partnerships (“PTPs”). In addition to the risks associated with the underlying assets and exposures within a PTP, the Fund’s investments in PTPs are subject to other risks. The value of a PTP will depend in part upon specialized skills of the PTP’s manager, and a PTP may not achieve its investment objective. A PTP and/or its manager may lack, or have limited, operating histories. The Fund will be subject to its proportionate share of a PTP’s expenses. A PTP may be subject to a lack of liquidity and may trade on an exchange at a discount or a premium to its NAV. Unlike ownership of common stock of a corporation, the Fund would have limited voting and distribution rights in connection with its investment in a PTP.
Real Estate Investment Trusts
Each Fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.
Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.
Repurchase Agreements
Each Fund may enter into repurchase agreements with counterparties that furnish collateral at least equal in value or market price to the amount of the repurchase obligation. The Funds may also enter into repurchase agreements involving obligations other than U.S. Government Securities, which may be subject to additional risks. A repurchase agreement is an arrangement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.
For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice.
The Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Restricted Securities
Each Fund may purchase securities and other financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the , including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in Restricted Securities.
Reverse Repurchase Agreements
Each Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. These reverse repurchase agreements may involve foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund’s outstanding shares.
When a Fund enters into a reverse repurchase agreement, it identifies on its books cash or liquid assets that have a value equal to or greater than the repurchase price. The amount of cash or liquid assets so identified is then continuously monitored by the Investment Adviser  and applicable Underlying Manager to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.
As discussed in more detail above, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in a Fund’s asset segregation and cover practices discussed herein. For more information about these practices, see the section entitled “Asset Segregation” above.
Risks of Qualified Financial Contracts
Regulations adopted by federal banking regulators under the Dodd-Frank Act, which took effect throughout 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.
Short Sales
The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may engage in short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.
The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.
Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) identify on its books cash or liquid assets at such a level that the identified assets plus any amount deposited as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.
As discussed in more detail above, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein. For more information about these practices, see the section entitled “Asset Segregation” above.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.
Short Sales Against the Box. The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. The Fund may enter into a short sale against the box, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.
Structured Notes
Each Fund may invest in structured notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. The interest rate or the principal amount payable upon maturity or redemption may also be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference instrument; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.
Temporary Investments
Each Fund may, for temporary defensive purposes, invest 100% of its total assets in: U.S. Government Securities; commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) (or if unrated, determined by the Investment Adviser to be of comparable credit quality); certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year; ETFs and other investment companies; and cash items.
When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Trust Preferred Securities
Each Fund may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder’s viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer’s viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

U.S. Government Securities
Each Fund may invest in U.S. Government Securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. Government may be unable to pay debts when due.
U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in these participations.
The Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). The Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury securities.
Inflation-Protected Securities. Each Fund may invest in inflation-protected securities (“IPS”), including Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”), which are securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the greater of the adjusted or original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate.
The values of IPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates will decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates will rise, leading to a decrease in the value of IPS. If inflation is lower than expected during the period the Fund holds IPS, the Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
Any increase in principal value of IPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding IPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.
If the Fund invests in IPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such IPS that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or IPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.
When-Issued Securities and Forward Commitments
The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time.  TBA securities, which are usually Mortgage-Backed Securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date.These transactions involve a commitment by the Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. In addition, recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions. For purposes of determining a Fund’s duration, the maturity of when-issued or forward commitment securities for fixed rate obligations will be calculated from the commitment date. The Fund is generally required to identify on its books cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds
The Funds’ investments in fixed income securities may include zero coupon, deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. Moreover, zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. The valuation of such investments requires judgment regarding the collection of future payments. In addition, even though such securities do not provide for the payment of current interest in cash, a Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. See “TAXATION.”
Special Note Regarding Regulatory Changes and Other Market Events
Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Fund or the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Fund’s ability to achieve its investment objective or otherwise adversely impact an investment in the Fund. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.
The Funds’ investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), EURIBOR and other similar types of reference rates (each, a “Reference Rate”). On March 5, 2021, the United Kingdom's Financial Conduct Authority ("FCA") and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently case publication. Certain LIBORs (e.g., all EUR and CHF LIBOR settings, the Spot Next/Overnight, 1 week, 2 month and 12 month JPY and GBP LIBOR settings, and the 1 week and 2 months US dollar LIBOR settings) ceased publication on December 31, 2021. However, the publication of certain other LIBORs (e.g., the overnight, 1 month, 3 month, 6 month, and 12 months USD LIBOR settings) will continue through at least June 30, 2023. This announcement and any additional regulatory or market changes may have an adverse impact on the Funds’ investments, performance or financial condition. Until then, the Funds may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.
In advance of the expected transition dates, regulators and market participants have worked and will seek to work together to identify or develop successor Reference Rates (e.g., the Secured Overnight Financing Rate, which is likely to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and how the calculation of associated spreads (if any) should be adjusted. Additionally, prior to the expected transition dates, it is expected that industry trade associations and participants will focus on the transition mechanisms by which the Reference Rates and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the United Kingdom or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Fund’s overall financial condition or results of operations. The impact of any successor or substitute Reference Rate, if any, will vary on an investment-by-investment basis, and any differences may be material and/or create material economic mismatches, especially if investments are used for hedging or similar purposes. In addition, although certain Fund investments may provide for a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate) if the Reference Rate becomes unavailable, certain Fund investments may not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). Accordingly, there may be disputes as to: (i) any successor or substitute Reference Rate; or (ii) the enforceability of any Fund investment that does not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). The Investment Adviser, Goldman Sachs and/or their affiliates may have discretion to determine a successor or substitute Reference Rate, including any price or other adjustments to account for differences between the successor or substitute Reference Rate and the previous rate. The successor or substitute Reference Rate and any adjustments selected may negatively impact the Fund's investments, performance or financial condition, including in ways unforeseen by the Investment Adviser, Goldman Sachs and/or their affiliates. In addition, any successor or substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV, and may expose the Fund to additional tax, accounting and regulatory risks.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed income markets, and an unusually high degree of volatility, both domestically and internationally. While entire markets were impacted, issuers that had exposure to the real estate, mortgage and credit markets were particularly affected. The instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. For example, the Dodd-Frank Act, which was enacted in 2010, provides for broad regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.
In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of the Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations. See “Special Note Regarding Operational, Cyber Security and Litigation Risks” for additional information on operational risks.
Moreover, in response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including, among other things, lowering interest rates. Interest rates in the United States are currently at historically low levels. During periods when interest rates are low (or negative), the Fund’s yield (or total return) may also be low and fall below zero. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Certain European countries and Japan have pursued negative interest rate policies. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to help create self-sustaining growth in the local economy. To the extent the Fund holds a debt instrument with a negative interest rate, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, investors may seek to reallocate their investment to other income-producing assets, which could further reduce the value of instruments with a negative yield.
Special Note Regarding Operational, Cyber Security and Litigation Risks
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
The Fund is also susceptible to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks, but other events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks affecting the Fund or its Investment Adviser, sub-adviser, custodian, Transfer Agent, intermediary or other third-party service provider may adversely impact the Fund and its shareholders. These cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Similar to operational risk in general, the Fund and its service providers, including GSAM, have instituted risk management systems designed to minimize the risks associated with cyber security. However, there is a risk that these systems will not succeed (or that any remediation efforts will not be successful), especially because the Fund does not directly control the risk management systems of the service providers to the Fund, its trading counterparties or the issuers in which the Fund may invest. Moreover, there is a risk that cyber-attacks will not be detected.
The Fund may be subject to third-party litigation, which could give rise to legal liability. These matters involving the Fund may arise from its activities and investments and could have a materially adverse effect on the Fund, including the expense of defending against claims and paying any amounts pursuant to settlements or judgments. There can be no guarantee that these matters will not arise in the normal course of business. If the Fund were to be found liable in any suit or proceeding, any associated damages and/or penalties could have a materially adverse effect on the Fund’s finances, in addition to being materially damaging to its reputation.

INVESTMENT RESTRICTIONS
The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to the Funds without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of a Fund. The investment objective of a Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority” of the outstanding voting securities means the lesser of (i) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or a Fund.
For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. In applying fundamental investment restriction number (1) below to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, a Fund will look to the industry of the reference asset(s) and not to the counterparty or issuer. With respect to each Fund’s fundamental investment restriction number (2) below, in the event that asset coverage (as defined in the Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.
Fundamental Investment Restrictions
As a matter of fundamental policy, each Fund may not:
Multi-Manager Global Equity Fund and Multi-Manager Non-Core Fixed Income Fund:
(1)
Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries);
Multi-Manager Real Assets Strategy Fund:
(1)
Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries), except that the Fund will invest more than 25% of its total assets in the real estate group of industries;
All Funds:
(2)
Borrow money, except as permitted by the Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances;
(3)
Make loans, except through (a) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law or pursuant to an exemptive order granted under the Act; and (d) loans to affiliates of the Fund to the extent permitted by law;
(4)
Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

(5)
Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities;
(6)
Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity; and
(7)
Issue senior securities to the extent such issuance would violate applicable law.
The Multi-Manager Non-Core Fixed Income Fund was previously registered as a non-diversified investment company. Pursuant to current positions of the SEC staff, the Fund’s classification has changed from non-diversified to diversified, and the Fund will not be able to become non-diversified unless it seeks and obtains the approval of shareholders. Accordingly, the Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the Act.
Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.
For purposes of each Fund’s industry concentration policy, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.

TRUSTEES AND OFFICERS
The Trust’s Leadership Structure
The business and affairs of the Funds are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund's daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of seven Independent Trustees and one Interested Trustee. The Board has selected an Independent Trustee to act as Chair, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chair’s duties, the Chair will consult with the other Independent Trustees and the Funds' officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.
The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1) and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Funds, and to consider such other matters as they deem appropriate.
The Board has established five standing committees — Audit, Governance and Nominating, Compliance, Valuation and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.
The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.
Trustees of the Trust
Information pertaining to the Trustees of the Trust as of February 28, 2022 is set forth below.

Independent Trustees
Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Cheryl K. Beebe Age: 66	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)
Ms. Beebe is retired. She is Director, Packaging
Corporation of America (2008–Present); Director, The
Mosaic Company (2019–Present); Director,
HanesBrands Inc. (2020–Present); and was formerly
Director, Convergys Corporation (a global leader in
customer experience outsourcing) (2015–2018); and
formerly held the position of Executive Vice
President, (2010–2014); and Chief Financial Officer,
Ingredion, Inc. (a leading global ingredient solutions
company) (2004–2014).

Chair of the Board of Trustees—Goldman Sachs Trust
II; Goldman Sachs MLP and Energy
Renaissance Fund; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; and Goldman Sachs
Real Estate Diversified Income Fund.
				60	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)
Lawrence Hughes Age: 63	Trustee	Since 2016
Mr. Hughes is retired. Formerly, he held senior
management positions with BNY Mellon Wealth
Management, a division of The Bank of New York
Mellon Corporation (a financial services company)
(1991–2015), most recently as Chief Executive
Officer (2010–2015). He serves as a Member of the
Board of Directors, (2012–Present) and formerly
served as Chairman (2012-2019), Ellis Memorial and
Eldredge House (a not-for-profit organization).
Previously, Mr. Hughes served as an Advisory Board
Member of Goldman Sachs Trust II (February 2016 –
April 2016).

Trustee—Goldman Sachs Trust II; Goldman Sachs
MLP and Energy Renaissance Fund; Goldman
Sachs ETF Trust; Goldman Sachs ETF Trust II; and
Goldman Sachs Real Estate Diversified Income Fund.
				60	None

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
John F. Killian Age: 67	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007–Present); Director, Houghton Mifflin Harcourt Publishing Company (2011–Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009–2010); and President, Verizon Business, Verizon Communications, Inc. (2005–2009). Trustee—Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	60	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company
Steven D. Krichmar Age: 63	Trustee	Since 2018
Mr. Krichmar is retired. Formerly, he held senior
management and governance positions with Putnam
Investments, LLC, a financial services company
(2001–2016). He was most recently Chief of
Operations and a member of the Operating Committee
of Putnam Investments, LLC and Principal Financial
Officer of The Putnam Funds. Previously, Mr.
Krichmar served as an Audit Partner with
PricewaterhouseCoopers LLP and its predecessor
company (1990 – 2001).

Trustee—Goldman Sachs Trust II; Goldman Sachs
MLP and Energy Renaissance Fund; Goldman
Sachs ETF Trust; Goldman Sachs ETF Trust II; and
Goldman Sachs Real Estate Diversified Income Fund.
				60	None
Linda A. Lang Age: 63	Trustee	Since 2021
Ms. Lang is retired. She was formerly Chair of the
Board of Directors, (2016–2019) and Member of the
Board of Directors, WD-40 Company (a global
consumer products company) (2004–2019); Chairman
and Chief Executive Officer (2005–2014); and
Director, President and Chief Operating Officer, Jack
in the Box, Inc. (a restaurant company) (2003–2005).
Previously, Ms. Lang served as an Advisory Board
Member of Goldman Sachs MLP and Energy
Renaissance Fund (February 2016 – March 2016).

Trustee—Goldman Sachs Trust II; Goldman Sachs
MLP and Energy Renaissance Fund; Goldman
Sachs ETF Trust; Goldman Sachs ETF Trust II;
Goldman Sachs Credit Income Fund; and Goldman
Sachs Real Estate Diversified Income Fund.
				61	None

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Michael Latham Age: 56	Trustee	Since 2021
Mr. Latham is retired. He currently serves as Chief
Operating Officer and Director of FinTech Evolution
Acquisition Group (a special purpose acquisition
company) (2021-Present). Formerly, Mr. Latham held
senior management positions with the iShares
exchange-traded fund business, including Chairman
(2011–2014); Global Head (2010–2011); U.S. Head
(2007–2010); and Chief Operating Officer
(2003–2007).

Trustee—Goldman Sachs Trust II; Goldman Sachs
MLP and Energy Renaissance Fund; Goldman
Sachs ETF Trust; Goldman Sachs ETF Trust II;
Goldman Sachs Credit Income Fund; and Goldman
Sachs Real Estate Diversified Income Fund.
				61	FinTech Evolution Acquisition Group (a special purpose acquisition company)
Lawrence W. Stranghoener Age: 67	Trustee	Since 2021
Mr. Stranghoener is retired. He is Chairman,
Kennametal, Inc. (a global manufacturer and
distributor of tooling and industrial materials)
(2003-Present); and was formerly Director, Aleris
Corporation and Aleris International, Inc. (a producer
of aluminum rolled products) (2011-2020); Interim
Chief Executive Officer (2014) and Executive Vice
President and Chief Financial Officer (2004–2014),
Mosaic Company (a fertilizer manufacturing
company).
Trustee—Goldman Sachs Trust II; Goldman Sachs
MLP and Energy Renaissance Fund; Goldman
Sachs ETF Trust; Goldman Sachs ETF Trust II; and
Goldman Sachs Real Estate Diversified
Income Fund.
Chair of the Board of Trustees—Goldman Sachs
Credit Income Fund.
				61	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Interested Trustees
Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998) President and Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	169	None
*
Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
1
Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
2
Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
3
The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of February 28, 2022, Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs Trust consisted of 91 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 39 portfolios (28 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.
4
This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and a Fund's independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of a Fund and their shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of February 28, 2022 that led the Board to conclude that such individual should serve as a Trustee.
Cheryl K. Beebe. Ms. Beebe has served as a Trustee of the Trust since 2015 and Chair of the Board of Trustees since 2017. Ms. Beebe is retired. She is a member of the Board of Directors of Packaging Corporation of America, a producer of container board, where she serves as Chair of the Audit Committee. She is also a member of the Board of Directors of The Mosaic Company, a producer of phosphate and potash fertilizer, and a member of the Board of Directors of HanesBrands Inc., a multinational clothing company. In addition, Ms. Beebe serves on the Board of Trustees of Fairleigh Dickinson University, where she is Chair of the Governance Committee. She was a member of the Board of Directors of Convergys Corporation, a global leader in customer experience outsourcing, where she served as Chair of the Audit Committee. Previously, she held several senior management positions at Ingredion, Inc. (formerly Corn Products International, Inc.), a leading global ingredient solutions company. Ms. Beebe also worked at Ingredion, Inc. and predecessor companies for 34 years, most recently as Executive Vice President and Chief Financial Officer. In that capacity, she was responsible for overseeing the company’s controller, treasury, tax, investor relations, internal audit, financial planning, corporate communications and global supply chain functions. Based on the foregoing, Ms. Beebe is experienced with financial, accounting and investment matters.
Lawrence Hughes. Mr. Hughes has served as a Trustee of the Trust since 2016. Mr. Hughes is retired. Mr. Hughes is a member of the Board of Directors of Ellis Memorial and Eldredge House, a not-for-profit organization and previously served as Chairman. Previously, he held several senior management positions at BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation that provides wealth planning, investment management and banking services to individuals, families, family offices and charitable gift programs through a nationwide network of offices. Mr. Hughes worked at BNY Mellon Wealth Management for 24 years, most recently as Chief Executive Officer. In that capacity, he was ultimately responsible for the division’s operations and played an active role in multiple acquisitions. Based on the foregoing, Mr. Hughes is experienced with financial and investment matters.
John F. Killian. Mr. Killian has served as a Trustee of the Trust since 2015. Mr. Killian has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Killian is retired. Mr. Killian is a member of the Board of Directors of Consolidated Edison, Inc., a utility holding company, where he serves as a member of the Audit, Corporate Governance and Nominating, and Management Development and Compensation Committees. He is also a member of the Board of Directors of Houghton Mifflin Harcourt Publishing Company, where he serves as Chair of the Audit Committee and a member of the Compensation Committee. Previously, Mr. Killian worked for 31 years at Verizon Communications, Inc. and predecessor companies, most recently as Executive Vice President and Chief Financial Officer. Based on the foregoing, Mr. Killian is experienced with accounting, financial and investment matters.
Steven D. Krichmar. Mr. Krichmar has served as a Trustee since 2018. Mr. Krichmar is retired. He previously worked for fifteen years at Putnam Investments, LLC, a financial services company. Most recently, he served as Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC. He was also involved in the governance of The Putnam Funds, serving as Principal Financial Officer. Before joining Putnam, Mr. Krichmar worked for PricewaterhouseCoopers LLP and its predecessor company for 20 years, most recently as Audit Partner and Investment Management Industry Leader (Assurance) for the northeast U.S. region. Currently, Mr. Krichmar is a member of the Board of Trustees of Boston Children’s Hospital, where he serves as Chairman of the Audit & Compliance Committee, the Co-Chairman of the Finance Committee, a member of the Executive Committee and the Technology and Innovation Committee, and a member of the Physicians’ Organization Board, a member of the Board of Trustees of Boys & Girls Clubs of Boston, a member of the Board of Directors of the Combined Jewish Philanthropies, where he serves as Chairman of the Governance & Nominating Committee, and a member of the Board of Advisors of the University of North Carolina Kenan-Flagler Business School, where he serves as a member of the Nominating & Governance Committee. Based on the foregoing, Mr. Krichmar is experienced with accounting, financial and investment matters.
Linda A. Lang. Ms. Lang has served as a Trustee of the Trust since 2021. Ms. Lang is retired. Ms. Lang was formerly Chair of the Board of Directors of WD-40 Company, a global consumer products company, where she served on the Compensation and Finance Committees. Ms. Lang also previously held several senior management positions at Jack in the Box, Inc., a restaurant company listed on The NASDAQ Stock Market, where she worked for 30 years, most recently as Chairman and Chief Executive Officer. Over that time, she was involved in the areas of strategic planning, capital structure and deployment, and enterprise risk management. Based on the foregoing, Ms. Lang is experienced with financial and investment matters.
Michael Latham. Mr. Latham has served as a Trustee of the Trust since 2021. Mr. Latham is retired. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group, a special purpose acquisition company established for the purpose of completing a business combination with a private company. Previously, Mr. Latham held several senior management positions for 15 years with the iShares exchange-traded fund business owned by BlackRock, Inc. and previously owned by Barclays Global Investors, most recently as Chairman and Global Head of the business. In that capacity he was one of the lead executives responsible for the growth of the business. He was also involved in governance of the iShares funds, serving initially as Principal Financial Officer and later as President and Principal Executive Officer and a member of the Board of Directors. Mr. Latham is a certified public accountant, and before joining Barclays Global Investors, he worked at Ernst and Young for over five years. Based on the foregoing, Mr. Latham is experienced with accounting, financial and investment matters.
Lawrence W. Stranghoener. Mr. Stranghoener has served as a Trustee of the Trust since 2021. Mr. Stranghoener is retired. Mr. Stranghoener is Chairman of the Board of Directors of Kennametal, Inc., a global manufacturer and distributor of tooling and industrial materials. Previously, he was a member of the Board of Directors of Aleris Corporation and Aleris International, Inc., which provided aluminum rolled products and extrusions, aluminum recycling, and specification alloy production, where he served as Chair of the Audit Committee and also served on the Compensation Committee. Mr. Stranghoener also held several senior management positions at Mosaic Company, a fertilizer manufacturing company, where he worked for 10 years, most recently as Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer. As Executive Vice President and Chief Financial Officer at Mosaic Company, Mr. Stranghoener implemented public company processes, policies and performance standards to transition the company from private to public ownership and oversaw the company’s controller, treasury, tax, investor relations, strategy and business development, and internal audit functions. He also led the integration of Mosaic Company with IMC Global, Inc. during their merger. Previously, Mr. Stranghoener served for three years as Executive Vice President and Chief Financial Officer for Thrivent Financial, a non-profit, financial services organization and Techies.com, an internet-based professional services company. Mr. Stranghoener also held several senior management positions at Honeywell International, Inc. where he worked for 17 years, most recently as Vice President and Chief Financial Officer. Based on the foregoing, Mr. Stranghoener is experienced with financial and investment matters.
James A. McNamara. Mr. McNamara has served as a Trustee and President of the Trust since 2012. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs in 2017, Mr. McNamara was head of Global Third Party Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Officers of the Trust
Information pertaining to the officers of the Trust as of February 28, 2022 is set forth below.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2012
Advisory Director, Goldman Sachs (January 2018 – Present); Managing Director,
Goldman Sachs (January 2000 – December 2017); Director of Institutional Fund
Sales, GSAM (April 1998 – December 2000); and Senior Vice President and
Manager, Dreyfus Institutional Service Corporation (January 1993 –
April 1998).President and Trustee—Goldman Sachs Trust II; Goldman Sachs Trust;
Goldman Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman
Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman
Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified
Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)
Managing Director, Goldman Sachs (November 2015 – Present) and Vice President
– Mutual Fund Administration, Columbia Management Investment Advisers, LLC
(May 2010 – October 2015).Treasurer, Principal Financial Officer and Principal
Accounting Officer—Goldman Sachs Trust II (previously Assistant Treasurer
(2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman
Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman
Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer
(2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer
(2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and
Goldman Sachs Real Estate Diversified Income Fund.

Julien Yoo 200 West Street New York, NY 10282 Age: 50	Chief Compliance Officer	Since 2018
Managing Director, Goldman Sachs (January 2020–Present); Vice President,
Goldman Sachs (December 2014–December 2019); and Vice President, Morgan
Stanley Investment Management (2005–2010).Chief Compliance
Officer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market
Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs
Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit
Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 64	Assistant Treasurer	Since 2012
Vice President, Goldman Sachs (July 2000–Present); Principal Accounting Officer
and Treasurer, Commerce Bank Mutual Fund Complex (2008–Present); Treasurer of
Goldman Sachs Philanthropy Fund (2019–Present); and Treasurer of Ayco
Charitable Foundation (2020–Present). Assistant Treasurer—Goldman Sachs Trust
II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs
MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman
Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real
Estate Diversified Income Fund.

Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Age: 38	Assistant Treasurer	Since 2014
Vice President, Goldman Sachs (January 2013 – Present).Assistant
Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman
Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate
Diversified Income Fund.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Tyler Hanks 222 S. Main St Salt Lake City, UT 84101 Age: 39	Assistant Treasurer	Since 2019
Vice President, Goldman Sachs (January 2016 — Present); and Associate, Goldman
Sachs (January 2014 — January 2016). Assistant Treasurer—Goldman Sachs Trust
II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs
MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman
Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real
Estate Diversified Income Fund.

Kirsten Frivold Imohiosen 200 West Street New York, NY 10282 Age: 51	Assistant Treasurer	Since 2019
Managing Director, Goldman Sachs (January 2018 – Present); and Vice President,
Goldman Sachs (May 1999 – December 2017).Assistant Treasurer—Goldman Sachs
Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman
Sachs MLP and Energy Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman
Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market
Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF
Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and
Goldman Sachs Real Estate Diversified Income Fund.

Steven Z. Indich 30 Hudson Street Jersey City, NJ 07302 Age: 52	Assistant Treasurer	Since 2019
Vice President, Goldman Sachs (February 2010 – Present).Assistant
Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman
Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman
Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market
Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman
Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified
Income Fund.

Carol Liu 30 Hudson Street Jersey City, NJ 07302 Age: 47	Assistant Treasurer	Since 2019
Vice President, Goldman Sachs (October 2017 – Present); Tax Director, The Raine
Group LLC (August 2015 – October 2017); and Tax Director, Icon Investments LLC
(January 2012 – August 2015).Assistant Treasurer—Goldman Sachs Trust II;
Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs
MLP and Energy Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs
Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II
LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman
Sachs Real Estate Diversified Income Fund.

Christopher Bradford 30 Hudson Street Jersey City, NJ 07302 Age: 40	Vice President	Since 2020
Vice President, Goldman Sachs (January 2014–Present).Vice President—Goldman
Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and
Energy Renaissance Fund; Goldman Sachs Real Estate Diversified Income Fund;
and Goldman Sachs Credit Income Fund.

Kenneth Cawley 71 South Wacker Drive Chicago, IL 60606 Age: 52	Vice President	Since 2021
Managing Director, Goldman Sachs (2017 – Present), Vice President (December
1999–2017); Associate (December 1996–December 1999); Associate, Discover
Financial (August 1994–December 1996).Vice President—Goldman Sachs Trust II;
Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
TP Enders 200 West Street New York, NY 10282 Age: 53	Vice President	Since 2021
Managing Director, Goldman Sachs (January 2012–Present); Vice President,
Goldman Sachs (April 2004–December 2011)Vice President—Goldman Sachs Trust
II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman
Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy
Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real
Estate Diversified Income Fund.

Kelli Stauffer 200 West Street New York, NY 10282 Age: 47	Vice President	Since 2021
Vice President, Goldman Sachs (2005–Present).Vice President—Goldman Sachs
Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman
Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman
Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012
Managing Director, Goldman Sachs (January 2016–Present); Vice President,
Goldman Sachs (August 2006–December 2015); Senior Counsel, Goldman Sachs
(January 2020–Present); Associate General Counsel, Goldman Sachs
(2012–December 2019); Assistant General Counsel, Goldman Sachs (August
2006–December 2011); and Associate, Weil, Gotshal & Manges, LLP
(2002–2006).Secretary—Goldman Sachs Trust II; Goldman Sachs Trust (previously
Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously
Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private
Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC;
Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy
Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II;
Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified
Income Fund.

Shaun Cullinan 200 West Street New York, NY 10282 Age: 42	Assistant Secretary	Since 2018
Managing Director, Goldman Sachs (2018 – Present); Vice President, Goldman
Sachs (2009 – 2017); Associate, Goldman Sachs (2006 – 2008); Analyst, Goldman
Sachs (2004 – 2005).Assistant Secretary—Goldman Sachs Trust II; Goldman Sachs
Trust; and Goldman Sachs Variable Insurance Trust.

1
Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
Standing Board Committees
The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee and Mr. Killian serves as Chair of the Audit Committee. The Audit Committee held four meetings during the fiscal year ended October 31, 2021.
The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing its management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held three meetings during the fiscal year ended October 31, 2021. As stated above, each Trustee holds office for a term of up to fifteen years or until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds' Prospectus and should be directed to the attention of the Goldman Sachs Trust II Governance and Nominating Committee.
The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds' Investment Adviser, Distributor, administrator (if any), and Transfer Agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee met four times during the fiscal year ended October 31, 2021. All of the Independent Trustees serve on the Compliance Committee.
The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Messrs. McNamara and DiMaria serve on the Valuation Committee. The Valuation Committee met twelve times during the fiscal year ended October 31, 2021.
The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Funds' investment management, distribution, transfer agency and certain other agreements with the Funds' Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Funds' distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Funds' other service providers including, without limitation, the Funds' custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met four times during the fiscal year ended October 31, 2021. All of the Independent Trustees serve on the Contract Review Committee.
Risk Oversight
The Board is responsible for the oversight of the activities of the Funds, including oversight of risk management. Day-to-day risk management with respect to the Funds is the responsibility of GSAM or other service providers including Underlying Managers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Funds include, but are not limited to, liquidity risk, investment risk, compliance risk, manager selection risk,  operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers, including Underlying Managers,  have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Funds or GSAM, its affiliates or other service providers, including Underlying Managers.
The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in reports, presentations and discussions. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy and Underlying Manager performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. On an annual basis, GSAM will provide the Board with a written report that addresses the operation, adequacy and effectiveness of the Trust’s liquidity risk management program, which is designed to assess and manage the Funds' liquidity risk. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Funds.
Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Funds' independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Funds as well as test results, and the Compliance Committee meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Funds' compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Funds' investments or activities.
Trustee Ownership of Fund Shares
The following table shows the dollar range of shares beneficially owned by each Trustee (then serving) in the Funds and other portfolios of the Goldman Sachs Fund Complex as of December 31, 2021, unless otherwise noted.
Name of Trustee	Dollar Range of Equity Securities in the Funds[1]	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Cheryl K. Beebe	None	Over $ 100,000
Lawrence Hughes	None	Over $ 100,000
John F. Killian	None	$50,001–$100,000
Steven D. Krichmar	None	Over $ 100,000
Linda A. Lang	None	Over $100,000
Michael Latham	None	None
Lawrence W. Stronghoener	None	None
James A. McNamara	None	Over $ 100,000

1
Includes the value of shares beneficially owned by each Trustee in each Fund described in this SAI.
As of January 31, 2022, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of the Funds.
Board Compensation
Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee. The Chair and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees are also reimbursed for reasonable travel expenses incurred in connection with attending meetings. The Trust may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.
The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended October 31, 2021:
Trustee Compensation
Name of Trustee	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Cheryl K. Beebe[1]	$9,695	$10,800	$9,785
Lawrence Hughes	$8,647	$9,632	$8,727
John F. Killian[2]	$9,171	$10,216	$9,256
Steven D. Krichmar	$8,647	$9,632	$8,727
Linda A. Lang	$0	$0	$0
Michael Latham	$0	$0	$0
Lawrence W. Stranghoener	$0	$0	$0
James A. McNamara[3]	—	—	—

Name of Trustee	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From Fund Complex (including the Funds)*
Cheryl K. Beebe[1]	$0	$185,000
Lawrence Hughes	$0	$165,000
John F. Killian[2]	$0	$175,000
Steven D. Krichmar	$0	$165,000
Linda A. Lang	$0	$130,000
Michael Latham	$0	$137,157
Lawrence W. Stranghoener	$0	$157,500
James A. McNamara[3]	—	—

*
Represents fees paid to each Trustee during the fiscal year ended October 31, 2021 from the Goldman Sachs Fund Complex (including any Goldman registrants for which the Trustee then served as such). Ms. Lang and Messrs. Latham and Stranghoener began serving as Trustees of the Trust effective December 3, 2021. Total compensation for Ms. Lang and Messrs. Latham and Stranghoener includes amounts earned from service on the Board of Trustees of Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund, where Mr. Stranghoener served as Chair and Mr. Latham serves as "audit committee financial expert."
1
Includes compensation as Board Chair.
2
Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
3
Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Funds or the Goldman Sachs Fund Complex.
Miscellaneous
The Trust, its Investment Adviser, the principal underwriter and the Underlying Managers have adopted codes of ethics under Rule 17j-1 of the Act that may permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds. Because each Underlying Manager is an entity not affiliated with GSAM, GSAM relies on each Underlying Manager to monitor the personal trading activities of the Underlying Managers’ personnel in accordance with that Underlying Manager’s Code of Ethics.
MANAGEMENT SERVICES
As stated in the Funds’ Prospectus, GSAM, 200 West Street, New York, New York 10282, serves as Investment Adviser to the Funds. GSAM also serves as an investment adviser to the Subsidiary. GSAM is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. See “Service Providers” in the Funds’ Prospectus for a description of the Investment Adviser’s duties to the Funds.
Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of the Funds’ names for as long as the Funds’ management agreement (the “Management Agreement”) is in effect.
The Investment Adviser oversees the provision of investment advisory and portfolio management services to the Funds, including developing the Funds’ investment program. The Investment Adviser selects, subject to the approval of the Funds’ Board of

Trustees, Underlying Managers for the Funds, allocates Fund assets among those Underlying Managers, monitors them and evaluates their performance results.
The MAS Group is responsible for the Funds’ asset allocation. MAS utilizes a proprietary asset allocation model that provides estimations of medium- and long-term risks, returns, and correlations across a large number of asset classes and investment strategies as an input to its multi-asset class allocation work for a diverse set of clients globally. For all its clients, and with respect to the Funds, MAS applies a risk-based approach to asset allocation that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner.
With respect to the Funds, the AIMS Group applies a multifaceted process around manager due diligence, portfolio construction, and risk management. The manager due diligence process includes both qualitative and quantitative analysis on each potential Underlying Manager. The factors employed to evaluate the managers that are ultimately selected have been developed over years and informed by thousands of manager diligences. These factors include, among others, business stability, succession planning, team development, past and expected investment performance, ability to navigate in varying market conditions, risk management techniques, and liquidity of investments. In addition, the AIMS Group has a dedicated team to assess the operational integrity and controls as part of the due diligence process. The AIMS Group is also engaged in portfolio construction and dynamic rebalancing of the Underlying Managers in the Funds. The team’s portfolio construction process combines judgment with quantitative tools and focuses on diversification by selecting multiple managers who employ diverse approaches to a variety of strategies. The AIMS Group focuses on an Underlying Manager’s return expectations, contribution to risk, liquidity, and fit within a Fund. Furthermore, the AIMS Group seeks to employ an active risk management process that includes regular monitoring of the Underlying Managers and in-depth factor, scenario, and exposure analyses on the Funds.
The Management Agreement provides that GSAM, directly or through an Underlying Manager, is responsible for overseeing the Funds’ investment program. The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under the Management Agreement are not impaired thereby. The Management Agreement was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on August 10-11, 2021. A discussion regarding the Board of Trustees’ basis for approving the Funds’ Management Agreement is available in the Funds’ annual report for the period ended October 31, 2021.
The Management Agreement with respect to the Funds will remain in effect until August 31, 2022. The Management Agreement will continue in effect with respect to the Funds from year to year thereafter provided such continuance is specifically approved at least annually as set forth in the Management Agreement.
The Management Agreement will terminate automatically if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days’ written notice to the Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Trust.
Pursuant to the Management Agreement, the Investment Adviser is entitled to receive the fees set forth below, payable monthly based on a Fund’s average daily net assets. Also included below are the actual management fee rates paid by each Fund (after reduction of any applicable voluntary management fee waivers) for the fiscal year ended October 31, 2021. The management fee waivers will remain in effect through at least February 28, 2023, and prior to such date, the Investment Adviser may not terminate these arrangements without the approval of the Board of Trustees. The management fee waivers may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Actual Rate may not correlate to the Contractual Rate as a result of these management fee waivers that may be in effect from time to time. The Investment Adviser may waive a portion of its management fee payable by a Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests.
Fund	Contractual Rate	Average Daily Net Assets	Actual Rate for the Fiscal Year Ended October 31, 2021
Multi-Manager Global Equity Fund	1.03%	First $ 1 billion	0.39%
	0.93%	Next $1 billion
	0.89%	Next $3 billion
	0.87%	Next $3 billion
	0.84%	Over $8 billion
Multi-Manager Non-Core Fixed Income Fund	0.85%	First $ 2 billion	0.42%
	0.77%	Next $3 billion
	0.73%	Next $3 billion
	0.71%	Over $8 billion
Multi-Manager Real Assets Strategy Fund	1.00%	First $ 1 billion	0.54%
	0.90%	Next $1 billion
	0.86%	Next $3 billion
	0.84%	Next $3 billion
	0.82%	Over $8 billion
For the fiscal years ended October 31, 2021, October 31, 2020 and October 31, 2019, the amount of fees incurred by each Fund under the Management Agreement was (with and without the fee limitations that were then in effect):
	Fiscal Year Ended October 31, 2021		Fiscal Year Ended October 31, 2020		Fiscal Year Ended October 31, 2019
Fund	With Fee Limitations	Without Fee Limitations	With Fee Limitations	Without Fee Limitations	With Fee Limitations	Without Fee Limitations
Multi-Manager Global Equity Fund	$2,182,707	$5,683,454	$1,666,762	$5,020,340	$2,340,524	$6,264,995
Multi-Manager Non-Core Fixed Income Fund	4,699,814	9,445,379	3,496,090	7,249,985	3,226,166	6,771,779
Multi-Manager Real Assets Strategy Fund	3,244,012	6,038877	2,496,054	4,452,512	2,398,557	4,224,791
In addition to overseeing each Fund’s investment program, the Investment Adviser selects the Fund’s Underlying Managers and provides general oversight of the Underlying Managers. The Investment Adviser also performs certain administrative services for each Fund under the Management Agreement, unless required to be performed by others pursuant to agreements with the Fund. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (i) providing supervision of all aspects of the Fund’s non-investment operations; (ii) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranging for, at the Fund’s expense, the preparation for the Fund of all required tax returns, the preparation and submission of reports to existing shareholders and regulatory authorities, and the preparation and submission of the Fund’s prospectuses and statements of additional information and all other documents necessary to fulfill regulatory requirements and maintain registration and qualification of the Fund and each class of shares thereof with the SEC and other regulatory authorities; (iv) maintaining all of the Fund’s records; and (v) providing the Fund with adequate office space and all necessary office equipment and services. In overseeing each Fund’s non-investment operations, the Investment Adviser’s services include, among other things, oversight of vendors hired by the Fund, oversight of Fund liquidity and risk management, oversight of regulatory inquiries and requests with respect to the Fund made to the Investment Adviser, valuation and accounting oversight and oversight of ongoing compliance with federal and state securities laws, tax regulations, and other applicable law.
As discussed in “Investment Objectives and Policies” above, the Multi-Manager Real Assets Strategy Fund may pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with the Investment Adviser whereby the Investment Adviser provides investment management and other services to the Subsidiary (the “Subsidiary Management Agreement”). In consideration of these services, the Subsidiary pays the Investment Adviser a management fee at the annual rate of 0.43% of its net assets. An Underlying Manager that subadvises the Subsidiary is paid by the Investment Adviser out of its management fee a percentage of the Subsidiary’s assets managed by that Underlying Manager. The Investment Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. This waiver may not be terminated by the Investment Adviser and will remain in effect for as long as the Subsidiary Management Agreement is in place. The Subsidiary Management Agreement is terminable by either party, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event (i) it is “assigned” by the Investment Adviser (as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”)); or (ii) the Management Agreement between the Trust, acting for and on behalf of the Fund and the Investment Adviser is terminated.
As stated in the Funds’ Prospectus, Axiom, Boston Partners, Causeway, Diamond Hill, DIMA, GW&K, MFS, Principal, T. Rowe Price, Vaughan Nelson, Vulcan, WCM and Wellington currently serve as the Underlying Managers to the Multi-Manager Global Equity Fund; Ares, BlueBay, Brigade, Marathon, Nuveen, Pacific, RBC GAM-US, River Canyon and TCW currently serve as the Underlying Managers to the Multi-Manager Non-Core Fixed Income Fund; and Cohen & Steers, PRE, Presima and RREEF currently serve as the Underlying Managers to the Multi-Manager Real Assets Strategy Fund. The Underlying Managers may change from time to time. See “Service Providers” in the Funds’ Prospectus for a description of the Underlying Managers’ duties to the Funds (or Subsidiary). The sub-advisory agreements between GSAM and each Underlying Manager (the “Sub-Advisory Agreements”) will remain in effect for an initial two-year term and will continue in effect with respect to the Funds (or Subsidiary) from year to year thereafter provided such continuance is specifically approved at least annually as set forth in the Sub-Advisory Agreements.
The Sub-Advisory Agreements with each Underlying Manager (except Diamond Hill, Pacific, PRE and T. Rowe Price) were most recently approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on August 10-11, 2021. The Sub-Advisory Agreement with PRE was initially approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on February 2-3, 2021. The Sub-Advisory Agreements with Diamond Hill, Pacific and T. Rowe Price were initially approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on November 16-17, 2021. A discussion regarding the Trustees’ basis for approving the Sub-Advisory Agreements with respect to the Funds is available in the Funds’ semi-annual report for the period ended April 30, 2021, the Funds’ annual report for the fiscal year ended October 31, 2021 or will be available in the Funds’ semi-annual report for the period ended April 30, 2022.
Under the current Sub-Advisory Agreements, the Investment Adviser (not the Funds) pays each Underlying Manager a fee based on the Fund’s (or Subsidiary’s) assets that each manages. The following table sets forth the approximate aggregate investment sub-advisory fees paid (or expected to be paid) by the Investment Adviser to each Fund’s Underlying Managers and the percentage of the Fund’s average daily net assets represented by such fees, in each case for the periods ended October 31, 2021, October 31, 2020 and October 31, 2019:
	Fiscal Year Ended October 31, 2021		Fiscal Year Ended October 31, 2020		Fiscal Year Ended October 31, 2019
Fund	Aggregate Sub- Advisory Fees	Percentage of Average Daily Net Assets	Aggregate Sub- Advisory Fees	Percentage of Average Daily Net Assets	Aggregate Sub- Advisory Fees	Percentage of Average Daily Net Assets
Multi-Manager Global Equity Fund	$2,182,722	0.39%	$1,912,149	0.36%	$2,442,783	0.40%
Multi-Manager Non-Core Fixed Income Fund	$4,754,304	0.43	$3,941,109	0.42	2,391,027	0.57
Multi-Manager Real Assets Strategy Fund[1]	$3,265,195	0.54	$2,731,426	0.56	3,264,047	0.41
1
Reflects combined fees paid to the Underlying Managers and the Subsidiary.

The fees and percentages above reflect the fee schedule(s) in effect during the period.
The Sub-Advisory Agreements will terminate automatically if assigned (as defined in the Act). Each Sub-Advisory Agreement is also terminable at any time without penalty by the Trustees of the Trust or by GSAM or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days’ written notice to the Underlying Manager or by the Underlying Manager on 60 days’ written notice to the Trust and GSAM.
Underlying Managers
Multi-Manager Global Equity Fund
Axiom Investors LLC. Axiom is a limited liability company and has been independent and employee owned since inception in 1998.
Boston Partners Global Investors, Inc. Boston Partners is a wholly-owned, indirect subsidiary of ORIX Corporation.
Causeway Capital Management LLC. Causeway is a Delaware limited liability company which is a wholly-owned subsidiary of Causeway Capital Holdings LLC. Sarah H. Ketterer and Harry W. Hartford, chief executive officer and president of Causeway, respectively, own controlling voting stakes in Causeway Capital Holdings LLC. Ms. Ketterer and Mr. Hartford hold their Causeway Capital Holdings LLC interests through estate planning vehicles, through which they exercise their voting power.
Diamond Hill Capital Management Inc. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc., a publicly traded company.
DWS Investment Management Americas, Inc. DIMA is an indirect wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a separate, publicly-listed financial services firm that is an indirect majority-owned subsidiary of Deutsche Bank AG.
GW&K Investment Management, LLC. GW&K is an affiliate of Affiliated Managers Group, Inc., a publicly traded global asset management company (NYSE: AMG). GW&K operates independently and autonomously, with AMG holding a majority interest in the firm as GW&K’s institutional partner. The balance of the firm is owned by GW&K’s partners, who are responsible for the day-to-day management and operation of GW&K.
Massachusetts Financial Services Company d/b/a MFS Investment Management. MFS is a Delaware corporation and a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).
Principal Global Investors, LLC. Principal is a limited liability company and a wholly-owned, indirect subsidiary of the Principal Financial Group®.
T. Rowe Price Associates, Inc. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc.
Vaughan Nelson Investment Management, L.P. Vaughan Nelson is wholly-owned by Natixis Investment Managers, LLC, which is an indirect subsidiary of Natixis Investment Managers SA, an international asset management group owned by Natixis SA.
Vulcan Value Partners, LLC. Vulcan is controlled by its principal owner, C. T. Fitzpatrick.
WCM Investment Management, LLC. Kurt Winrich, Chairman, and Paul Black, CEO, are control persons of WCM via their partial ownership of WCM.
Wellington Management Company LLP. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

Multi-Manager Non-Core Fixed Income Fund
Ares Capital Management II LLC. Founded in 1997, Ares is a global alternative asset manager and SEC registered investment adviser, the sole member of which is Ares Management LLC.
Brigade Capital Management, LP. Brigade is controlled by Donald Morgan who owns more than 25% of Brigade’s voting securities. No other individual owns more than 25% of Brigade’s voting securities.
BlueBay Asset Management LLP. BlueBay is a wholly-owned subsidiary of Royal Bank of Canada (“RBC”) and part of the RBC asset management division, RBC Global Asset Management group of companies.
Marathon Asset Management, L.P. Marathon is owned by the partners of the firm.
Nuveen Asset Management, LLC. Nuveen, an investment adviser registered with the SEC, is organized as a member-managed limited liability company, and its sole managing member is Nuveen Fund Advisors, LLC.
Pacific Asset Management LLC. Pacific is a wholly-owned subsidiary of Pacific Global Asset Management LLC and an indirect wholly-owned subsidiary of Pacific Mutual Holding Company.
RBC Global Asset Management (U.S.) Inc. RBC GAM-US is a wholly-owned subsidiary of RBC and part of the RBC asset management division, RBC Global Asset Management group of companies.
River Canyon Fund Management LLC. River Canyon is a wholly-owned subsidiary of Canyon Capital Advisors, LLC, which is indirectly wholly-owned and controlled by Joshua Friedman and Mitchell Julis, who serve as Co-Chairmen, and Co-Chief Executive Officers.
TCW Investment Management Company LLC. TCW is a wholly-owned subsidiary of The TCW Group, Inc. The Carlyle Group, LP (“Carlyle”), a global alternative asset manager, may be deemed to be a control person of TCW by reason of its control of certain investment funds that indirectly control more than 25% of the voting stock of TCW. Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds.
Multi-Manager Real Assets Strategy Fund
Cohen & Steers Capital Management, Inc. Cohen & Steers is wholly-owned by Cohen & Steers, Inc., a publicly-traded company whose shares are listed on the NYSE under “CNS”.
PGIM Real Estate. PGIM Real Estate is a business unit of PGIM, Inc., which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc.
Presima Inc. Presima is a wholly-owned subsidiary of MLC Asset Management, a division of Insignia Financials.
Principal Real Estate Investors, LLC. PrinREI is a limited liability company and a wholly-owned, indirect subsidiary of the Principal Financial Group®.
RREEF America L.L.C. RREEF is an indirect wholly-owned subsidiary of DWS Group GmbH &Co. KGaA (“DWS Group”). DWS Group is a separate, publicly-listed financial services firm that is an indirect majority-owned subsidiary of Deutsche Bank AG.
Additional information about each Underlying Manager is available on the Investment Adviser Public Disclosure website (www.adviserinfo.sec.gov).

Legal Proceedings
On October 22, 2020, The Goldman Sachs Group, Inc. announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the United Kingdom, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The Goldman Sachs Group, Inc. previously entered into a settlement agreement with the Government of Malaysia and 1MDB to resolve all criminal and regulatory proceedings in Malaysia relating to 1MDB.
The Investment Adviser, Goldman Sachs and certain of their affiliates have received exemptive relief from the SEC to permit them to continue serving as investment advisers and principal underwriter for U.S.-registered investment companies.
Portfolio Managers – Other Accounts Managed by the Portfolio Managers
The following table discloses accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of October 31, 2021, unless otherwise indicated.
	Number of Other Accounts Managed and Total Assets by Account Type†						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based†
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Multi-Manager Global Equity Fund and Multi-Manager Non-Core Fixed Income Fund
MAS
Neill Nuttall	29	$32.6	22	$12.6	103	$146.0	0	$—	0	$ —	2	$4.0
Siwen Wu	19	$11.0	5	$3.0	0	$ —	0	$—	0	$ —	0	$ —
AIMS
Betsy Gorton	11	$26.58	136	$62.28	226	$166.32	0	$—	8	$1.49	2	$13.36
Multi-Manager Real Assets Strategy Fund
MAS
Neill Nuttall	30	$33.9	22	$ `2.6	`03	$ 146.0	0	$—	0	$ —	2	$4.0
Siwen Wu	20	$12.0	5	$ 3.0	0	$ —	0	$—	0	$ —	0	$ —
AIMS
Betsy Gorton	11	$26.58	136	$62.28	226	$166.32	0	$ —	7	$1.49	2	$13.36
Yvonne Woo	8	$26.41	55	$55.32	11	$148.25	0	$ —	0	$ —	1	$12.84
† Footnotes:
*
For the AIMS portfolio managers, “Registered Investment Companies” includes the Funds managed by the AIMS portfolio managers to which this SAI relates.
1.
Neill Nuttall is the Chair of the MAS Investment Core, which is responsible for the management of all assets in MAS.
2.
Asset information for Betsy Gorton is based on combined assets under supervision by the AIMS Public Markets Long Only Investment Committee and the AIMS Public Markets Hedge Fund Investment Committee, each of which she is a member.
3.
Asset information for Yvonne Woo is based on combined assets under supervision by the AIMS Public Markets Long Only Investment Committee and the AIMS Public Markets Hedge Fund Investment Committee, each of which she is a member.
4.
Asset information is in USD billions unless otherwise specified
5.
With respect to the AIMS portfolio managers, “Other Pooled Investment Vehicles” includes private investment funds, SICAVs, and the advisory mutual fund platform. For purposes of the above, the advisory mutual platform is included as a single account.
6.
With respect to the AIMS portfolio managers, “Other Accounts” includes a separately managed account platform, advisory relationships and others. For purposes of the above, a platform is included as a single account.

Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing the Funds as well as other registered funds, accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered private funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Funds and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of a Fund’s investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST.”
With respect to the Underlying Managers, when a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The Underlying Managers have adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among various accounts when allocating resources. In addition, the Underlying Managers and their advisory affiliates use a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation over time.
With respect to each Fund, the Underlying Managers are subject to certain restrictions on their trading activities in or with the Investment Adviser’s affiliates.
Portfolio Managers – Compensation
The GSAM compensation plan strives to evaluate performance on a multi-year basis, align interests with those of our clients/investors, encourage teamwork, and provide for the retention of proven talent. Within GSAM, Portfolio Managers responsible for a Fund are compensated through a package comprised of a base salary plus a year-end bonus. The base salary is reviewed on an annual basis. The year-end bonus is a function of each professional’s individual performance, his or her contribution to the overall performance of the group, the performance of their division, and the overall performance of the firm. The individual performance evaluation may include factors such as investment performance of products managed over multi-year periods, quality of research, due diligence, and portfolio construction, effective risk management, and teamwork and leadership. The year-end bonus may be comprised of both cash compensation and equity-based awards. Equity-based awards generally come in the form of restricted stock units that are not immediately available for exercise and vest over several years, which further encourages the long-term stability of key employees.
Other Compensation—In addition to base salary and year-end discretionary bonus, the firm has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Portfolio Managers – Portfolio Managers’ Ownership of Securities in the Funds
As of October 31, 2021, the portfolio managers own no securities issued by the Funds.
Distributor and Transfer Agent
Distributor: Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs.
Transfer Agent: Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606 serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency and dividend disbursing agent services, Goldman Sachs is entitled to receive a fee equal, on an annualized basis, to 0.02% of average daily net assets of each Fund’s Class R6 Shares. Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Funds’ Prospectus.
As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent with respect to the Funds and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 2021, October 31, 2020 and October 31, 2019 from the Funds as follows under the fee schedules then in effect:
Fund	Class R6 Shares
	Fiscal Year Ended October 31, 2021	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019
Multi-Manager Global Equity Fund	$110,358	$97,482	$121,650
Multi-Manager Non-Core Fixed Income Fund	222,244	170,588	159,336
Multi-Manager Real Assets Strategy Fund	120,777	89,050	84,496
The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.
Expenses
The Trust, on behalf of each Fund, is responsible for the payment of the Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees and shareholder administration fees paid to Intermediaries, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of each Fund, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy materials, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by the Funds pursuant to its distribution and service plans, compensation and expenses of its Independent Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.
Notwithstanding the foregoing, the Investment Adviser paid for the expenses of the organization of each Fund.

The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of each Fund, which would have the effect of lowering each Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
The Investment Adviser has agreed to limit the total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.75%, 0.70% and 0.90% of average daily net assets for the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund, respectively. Additionally, the Investment Adviser has agreed to reduce or limit certain “Other Expenses” of the Multi-Manager Global Equity Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.10% of its average daily net assets. These arrangements will remain in effect through at least February 28, 2023. Prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. Each Fund’s “Other Expenses” may be reduced by any custody and transfer agency fee credits received by the Fund.
Fees and expenses borne by the Funds relating to legal counsel, registering shares of the Funds, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by the Fund’s custodian.
Reimbursement and Other Expense Reductions
For the fiscal years ended October 31, 2021, October 31, 2020 and October 31, 2019, the amounts of certain expenses of the Funds were reduced by the Investment Adviser as follows under expense limitations that were then in effect:
Fund	Fiscal Year Ended October 31, 2021	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019
Multi-Manager Global Equity Fund	$853,149	$1,868,113	$304,051
Multi-Manager Non-Core Fixed Income Fund	0	0	0
Multi-Manager Real Assets Strategy Fund	0	0	0
Custodian, Sub-Custodians and Administrator
State Street, One Lincoln Street, Boston, MA 02111, is the custodian of the Trust’s portfolio securities and cash. The custodian of the Trust may change from time to time. State Street also maintains the Trust’s accounting records. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.
State Street also serves as administrator pursuant to an administration agreement with the Trust (the “Administration Agreement”) pursuant to which State Street provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the SEC; (iii) certain compliance testing services; and (iv) such other services for the Trust as may be mutually agreed upon between the Trust and State Street. For its services under the Administration Agreement, the Administrator receives such fees as are agreed upon from time to time between the parties. In addition, the Administrator is reimbursed by the Funds for reasonable out-of-pocket expenses incurred in connection with the Administration Agreement.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210, is the Funds’ independent registered public accounting firm. The Funds’ independent registered public accounting firm may change from time to time. In addition to audit services, PricewaterhouseCoopers LLP provides assistance on certain non-audit matters.
POTENTIAL CONFLICTS OF INTEREST
General Categories of Conflicts Associated with the Funds
Goldman Sachs (which, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products, for its own account and for the accounts of clients and of its personnel. In addition, Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets. In certain cases, the Investment Adviser causes the Funds to invest in products and strategies sponsored, managed or advised by Goldman Sachs or in which Goldman Sachs has an interest, either directly or indirectly, or otherwise restricts the Funds from making such investments, as further described herein. In this regard, there are instances when Goldman Sachs’ activities and dealings with other clients and third parties affect the Funds in ways that disadvantage the Funds and/or benefit Goldman Sachs or other Accounts.
In addition, the Investment Adviser’s activities on behalf of certain other entities that are not investment advisory clients of the Investment Adviser create conflicts of interest between such entities, on the one hand, and Accounts (including the Funds), on the other hand, that are the same as or similar to the conflicts that arise between the Funds and other Accounts, as described herein. In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. For purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Funds” shall mean, collectively, the Funds and any of the other Goldman Sachs Funds, “Underlying Managers” shall mean, collectively, the Underlying Managers and any of their respective affiliates, directors, partners, trustees, managers, members, officers and employees and “Accounts” shall mean Goldman Sachs’ own accounts, accounts in which personnel of Goldman Sachs have an interest, accounts of Goldman Sachs’ clients, including separately managed accounts (or separate accounts), and investment vehicles that Goldman Sachs sponsors, manages or advises, including the Funds.
The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Investment Adviser or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser's Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
The Sale of Fund Shares and the Allocation of Investment Opportunities
Goldman Sachs’ Other Activities May Have an Impact on Underlying Managers and Investment Decisions with Respect Thereto
As a major participant in global financial markets providing a wide range of financial services, Goldman Sachs provides various services or has business dealings, arrangements or agreements with Underlying Managers and affiliates and portfolio companies of Underlying Managers. The Investment Adviser will face potential conflicts in making investment decisions with respect to investments with Underlying Managers with which the Investment Adviser or Goldman Sachs has other relationships (including whether the Funds should make initial or maintain or increase existing investments with, or withdraw investments from, the Underlying Managers). For example, it is expected that Goldman Sachs will provide a variety of products and services to the Underlying Managers, including prime brokerage and research services, and, in such cases, Goldman Sachs will receive compensation, which may be in various forms, and may receive other benefits from the Underlying Managers to which the Funds allocate assets. In certain cases, Goldman Sachs and/or Accounts have interests in such Underlying Managers or their businesses (including equity, profits or other interests). Payments to Goldman Sachs (either directly from such Underlying Managers (or underlying funds they manage or advise) or in the form of fees or allocations payable by Accounts) will generally increase as the amount of assets that such Underlying Managers manage increases.  Therefore, investment by Accounts with such Underlying Managers (or underlying funds they manage or advise) where Goldman Sachs or Accounts have a fee and/or profit sharing arrangement or other interest in the equity or profits of such Underlying Managers generally results in additional revenues to Goldman Sachs and its personnel.  The relationship that Goldman Sachs and Accounts have with such Underlying Managers (or their portfolio companies or affiliates) generally also results in the Investment Adviser being incentivized to increase Accounts’ investments with such Underlying Managers or to retain their investments with such Underlying Managers (or underlying funds they manage or advise). In addition, personnel of certain Underlying Managers may be clients or former employees of Goldman Sachs or may provide the Investment Adviser and/or Goldman Sachs with notice of, or offers to participate in, investment opportunities. Actions taken by Goldman Sachs may also result in adverse performance of an Underlying Manager’s investments, which could cause the Underlying Manager to be in default or to take actions to avoid being in default under any applicable lending arrangements, including where Goldman Sachs is the lender (e.g., where Goldman Sachs provides prime brokerage services to the Underlying Manager).  Although the Investment Adviser’s investment decision process includes the review of qualitative and quantitative criteria, subjective decisions made by the Investment Adviser may result in different investment decisions in respect of an Underlying Manager than would otherwise have been the case. The Investment Adviser makes investment decisions in respect of the Underlying Managers consistent with its fiduciary duties and the investment strategies described in the Fund’s Prospectus.
Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries
Goldman Sachs and its personnel, including employees of the Investment Adviser, receive benefits and earn fees and compensation for services provided to Accounts (including the Funds) and in connection with the distribution of the Funds. Any such fees and compensation are generally paid directly or indirectly out of the fees payable to the Investment Adviser in connection with the management of such Accounts (including the Funds). Moreover, Goldman Sachs and its personnel, including employees of the Investment Adviser, have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties have conflicts that create incentives for them to promote the Funds.
To the extent permitted by applicable law, Goldman Sachs and the Funds have in the past made, and may in the future make, payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments create an incentive for such persons to highlight, feature or recommend the Funds.
Allocation of Investment Opportunities Among the Funds and Other Accounts
The Investment Adviser manages or advises multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest and Accounts advised by Underlying Managers) that have investment objectives that are the same or similar to the Funds and that seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds and other funds or accounts managed by the Underlying Managers. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization, direct or indirect investments in private investment funds, investments in master limited partnerships in the oil and gas industry and initial public offerings/new issues)or where Underlying Managers place limitation on the allocation of investment opportunities.

Accounts (including the Funds) may invest in other Accounts (including the Funds) at or near the establishment of such Accounts, which may facilitate the Accounts achieving a specified size or scale.
The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Investment Adviser has an incentive to favor Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, the Investment Adviser will be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. To address these types of conflicts, the Investment Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with its obligations and fiduciary duties as an investment adviser. However, the availability, amount, timing, structuring or terms of an investment available to the Funds differ from, and performance may be lower than, the investments and performance of other Accounts in certain cases.
To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that the Investment Adviser’s personnel making portfolio decisions for Accounts will make investment decisions for, and allocate investment opportunities among, such Accounts consistent with the Investment Adviser’s fiduciary obligations. These policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in other cases such allocation may not be pro rata. Furthermore, certain investment opportunities sourced by the Investment Adviser, or Goldman Sachs businesses or divisions outside of the Investment Adviser, may be allocated to Goldman Sachs for its own account or investment vehicles organized to facilitate investment by its current or former directors, partners, trustees, managers, members, officers, consultants, employees, and their families and related entities, including employee benefit plans in which they participate, and not to Accounts. See Item 11 (“Code of Ethics, Participation or Interest in Client Transactions and Personal Trading, Participation or Interest in Client Transactions—Certain Effects of the Activities of Goldman Sachs and Advisory Accounts”) of the Investment Adviser’s Form ADV.
Allocation-related decisions for the Funds and other Accounts are made by reference to one or more factors. Factors may include: the Account’s portfolio and its investment horizons and objectives (including with respect to portfolio construction), guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); client instructions; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity needs and other considerations; the availability (or lack thereof) of other appropriate or substantially similar investment opportunities; and differences in benchmark factors and hedging strategies among Accounts. Suitability considerations, reputational matters and other considerations may also be considered.
In a case in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy, other Accounts (including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. To the extent that such Accounts are managed by areas of Goldman Sachs other than the Investment Adviser, such Accounts will not be subject to the Investment Adviser’s allocation policies. Investments by such Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Fund. Furthermore, in cases in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Accounts have specific policies or guidelines with respect to Accounts or other persons receiving the opportunity to invest alongside such Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.
In addition, in some cases the Investment Adviser makes investment recommendations to Accounts that make investment decisions independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as, or prior to, a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocations of investments.

The Investment Adviser, from time to time, develops and implements new trading strategies or seeks to participate in new trading strategies and investment opportunities. These strategies and opportunities are not employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as, that of another Account may be implemented differently, sometimes to a material extent. For example, a Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Account with the same or similar trading strategy. The implementation of the Fund’s trading strategy depends on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.
During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.
The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Investment Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Fund’s investments. Some or all Funds may, from time to time, be offered investment opportunities that are made available through Goldman Sachs businesses outside of the Investment Adviser, including, for example, interests in real estate and other private investments. In this regard, a conflict of interest exists to the extent that Goldman Sachs controls or otherwise influences the terms and pricing of such investments and/or retains other benefits in connection therewith. However, Goldman Sachs businesses outside of the Investment Adviser are under no obligation or other duty to provide investment opportunities to the Funds, and generally are not expected to do so. Further, opportunities sourced within particular portfolio management teams within the Investment Adviser may not be allocated to Accounts (including the Funds) managed by such teams or by other teams. Opportunities not allocated (or not fully allocated) to the Funds or other Accounts managed by the Investment Adviser may be undertaken by Goldman Sachs (including the Investment Adviser), including for Goldman Sachs Accounts, or made available to other Accounts or third parties, and the Funds will not receive any compensation related to such opportunities. Even in the case of an opportunity received by a Fund pursuant to contractual requirements, the Investment Adviser may decide in its discretion that the Fund will not participate in such opportunity for portfolio construction reasons, due to the investment objective and strategies of such Fund, or because the Investment Adviser determines that participation would not be appropriate for such Fund for other reasons, in which case the Investment Adviser may allocate such opportunity to another Account. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.
As a result of the various considerations above, there will be cases in which certain Accounts (including Accounts in which Goldman Sachs and personnel of Goldman Sachs have an interest) receive an allocation of an investment opportunity at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Accounts (which may be less favorable). The application of these considerations may cause differences in the performance of different Accounts that employ strategies the same or similar to those of the Funds.
Multiple Accounts (including the Funds) may participate in a particular investment or incur expenses applicable in connection with the operation or management of the Accounts, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, expenses relating to participation in bondholder groups, restructurings, class actions and other litigation, and insurance premiums). The Investment Adviser may allocate investment-related and other expenses on a pro rata or different basis. Certain Accounts are, by their terms or by determination of the Investment Adviser, on a case-by-case basis, not responsible for their share of such expenses, and, in addition, the Investment Adviser has agreed with certain Accounts to cap the amount of expenses (or the amount of certain types of expenses) borne by such Accounts, which results in such Accounts not bearing the full share of expenses they would otherwise have borne as described above. As a result, certain Accounts are responsible for bearing a different or greater amount of expenses, while other Accounts do not bear any, or do not bear their full share, of such expenses. The Investment Adviser may bear any such expenses on behalf of certain Accounts and not for others, as it determines in its sole discretion. If the Investment Adviser bears expenses on behalf of an Account and the Account subsequently receives reimbursement for such expenses, the Investment Adviser will generally be entitled to receive all or a portion of the amount of such reimbursement, up to the amount that was borne by the Investment Adviser on behalf of such Account.
Accounts will generally incur expenses with respect to the consideration and pursuit of transactions that are not ultimately consummated (“broken-deal expenses”).  Examples of broken-deal expenses include (i) research costs, (ii) fees and expenses of legal, financial, accounting, consulting or other advisers (including the Investment Adviser or its affiliates) in connection with conducting due diligence or otherwise pursuing a particular non-consummated transaction, (iii) fees and expenses in connection with arranging financing for a particular non-consummated transaction, (iv) travel, entertainment and overtime meal and transportation costs, (v) deposits or down payments that are forfeited in connection with, or amounts paid as a penalty for, a particular non-consummated transaction and (vi) other expenses incurred in connection with activities related to a particular non-consummated transaction.
The Investment Adviser has adopted a policy relating to the allocation of broken-deal expenses among Accounts (including the Funds) and other potential investors. Pursuant to the policy, broken-deal expenses generally will be allocated among Accounts in the manner that the Investment Adviser determines to be fair and equitable, which will be pro rata or on a different basis.
Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares
Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.
Management of the Funds by the Investment Adviser
Considerations Relating to Information Held by Goldman Sachs
Goldman Sachs has established certain information barriers and other policies designed to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other areas of Goldman Sachs relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of information held by such other areas. Goldman Sachs, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, will from time to time make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that is adverse to the Funds, and will not have any obligation or other duty to share information with the Investment Adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Investment Adviser faces conflicts of interest in determining whether to engage in such wall crossings. In addition, Goldman Sachs or the Investment Adviser may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, Goldman Sachs personnel, businesses, and business units that were moved will no longer have access to the personnel, businesses and business units on the side of the information barrier from which they were moved.
Information obtained in connection with such wall crossings and changes to information barriers may limit or restrict the ability of the Investment Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Investment Adviser may otherwise have purchased or sold for an Account in the absence of a wall crossing or change to an information barrier). In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within the Investment Adviser. The conflicts described herein with respect to information barriers and otherwise with respect to Goldman Sachs and the Investment Adviser also apply to the Asset Management Division of Goldman Sachs (of which the Investment Adviser is a part), as well as to the businesses within the Asset Management Division of Goldman Sachs (including the Investment Adviser). In addition, there may also be circumstances in which, as a result of information held by certain portfolio management teams in the Investment Adviser, the Investment Adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available for the benefit of the Funds any information regarding Goldman Sachs’ trading activities, strategies or views, or the activities, strategies or views used for other Accounts. Furthermore, to the extent that the Investment Adviser has developed fundamental analysis and proprietary technical models or other information, Goldman Sachs and its personnel, or other parts of the Investment Adviser, will not be under any obligation or other duty to share certain information with the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds), and the Funds may make investment decisions that differ from those they would have made if Goldman Sachs had provided such information, and be disadvantaged as a result thereof.
Different areas of the Investment Adviser and Goldman Sachs take views, and make decisions or recommendations, that are different than those of other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner different than or adverse to the Funds. Such teams do not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.
Goldman Sachs operates a business known as Prime Services, which provides prime brokerage, administrative and other services to clients that from time to time involve investment funds (including pooled investment vehicles and private funds) in which one or more Accounts invest (“Underlying Funds”) or markets and securities in which Accounts invest. Prime Services and other parts of Goldman Sachs have broad access to information regarding the current status of certain markets, investments and funds and detailed information about fund operators that is not available to the Investment Adviser. In addition, Goldman Sachs from time to time acts as a prime broker to one or more Underlying Funds, in which case Goldman Sachs will have information concerning the investments and transactions of such Underlying Funds that is not available to the Investment Adviser. As a result of these and other activities, parts of Goldman Sachs will possess information in respect of markets, investments, investment advisers that are affiliated or unaffiliated with Goldman Sachs and Underlying Funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by Accounts or acquire certain positions on behalf of Accounts, or take other actions. Goldman Sachs will be under no obligation or other duty to make any such information available to the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds).
Valuation of the Funds’ Investments
The Investment Adviser, while not the primary valuation agent of the Funds, performs certain valuation services related to securities and assets held in the Funds. The Investment Adviser performs such valuation services in accordance with its valuation policies. The Investment Adviser may value an identical asset differently than another division or unit within Goldman Sachs values the asset, including because such other division or unit has information or uses valuation techniques and models that it does not share with, or that are different than those of, the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts, including because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements (e.g., in connection with certain regulatory restrictions applicable to different Accounts). Differences in valuation should be expected where different third-party vendors are hired to perform valuation functions for the Accounts, the Accounts are managed or advised by different portfolio management teams within the Investment Adviser that employ different valuation policies or procedures, or otherwise. The Investment Adviser will face a conflict with respect to valuations generally because of their effect on the Investment Adviser’s fees and other compensation. Furthermore, the application of particular valuation policies with respect to the Funds will, under certain circumstances, result in improved performance of the Funds.
Data and Information Sharing
Accounts, the Investment Adviser, and/or their respective affiliates, portfolio companies and other investments (collectively, the “Data Parties”) often possess data and information that they may utilize for various purposes and which they would not otherwise possess in the ordinary course of their businesses. For example, information relating to business operations, trends, budgets, customers or users, assets, funding and other metrics that the Data Parties possess or acquire through their management of Accounts and/or their own businesses and investment activities may be used by Goldman Sachs to identify and/or evaluate potential investments for Accounts and to facilitate the management of Accounts, including through operational improvements. Conversely, Goldman Sachs may use data and information that it has or acquires in connection with an Account’s activities for the benefit of Goldman Sachs’ own businesses and investment activities and their portfolio companies and other investments.
From time to time, Goldman Sachs may commission third-party research, at an Account’s expense, in connection with the diligence of an investment opportunity or in connection with its management of a portfolio investment, and such research is expected to subsequently be available to other investment vehicles (and such persons will generally not be required to compensate an Account for the benefit they receive from such research). Such benefits could be material and Goldman Sachs will have no duty, contractual, fiduciary or otherwise, not to use such information in connection with the business and investment activities of itself, Accounts and/or their portfolio companies and other investments.
Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, regulatory limitations on the use of material nonpublic information, and the Data Parties’ information walls, Goldman Sachs is generally free to use data and information from an Account’s activities to assist in the pursuit of its various other interests and activities, including to trade for the benefit of Goldman Sachs or another Account. Accounts and other sources of such data and information may not receive any financial or other benefit from having provided such data and information to Goldman Sachs. The potential ability to monetize such data and information may create incentives for Goldman Sachs to cause an Account to invest in entities and companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.
Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts
The Investment Adviser provides advisory services to the Funds. Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Funds. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from the Funds, in which case Goldman Sachs is incentivized to favor such Accounts. In addition, Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or compete for commercial arrangements or transactions in the same types of companies, assets securities and other instruments, as the Funds. Such arrangements, transactions or investments adversely affect such Funds by, for example, limiting their ability to engage in such activity or affecting the pricing or terms of such arrangements, transactions or investments. Moreover, a particular Fund on the one hand, and Goldman Sachs or other Accounts, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which are disadvantageous to the Fund. Additionally, as described below, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.
Transactions by, advice to and activities of Accounts (including with respect to investment decisions, voting and the enforcement of rights) may involve the same or related companies, securities or other assets or instruments as those in which the Funds invest, and it should be expected that such Accounts engage in a strategy while a Fund is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Fund (including its ability to engage in a transaction or other activities).
In various circumstances, different Accounts make investments as part of a single transaction, including in situations in which multiple Accounts comprise a single “fund family.” In these circumstances, the participating Accounts may have different interests, including investment horizons. Similarly, capital contribution and other obligations associated with an investment may extend beyond a particular Account’s investment period or expected term. In such circumstances, the Investment Adviser may negotiate the terms of an investment on a collective basis and such terms may not be as favorable, from the perspective of a particular Account, than if the Account had been the sole participating Account. Terms required by one Account (for example, due to regulatory requirements) when it invests may negatively impact the ability of another Account to consummate the investment or may adversely alter its terms. Similarly, one Account may seek to dispose of an investment at a time when it would be desirable for another Account to continue to hold such investment (or vice versa). Depending on the structure of the applicable investment, disposing of a portion of the investment may not be practicable or may have adverse effects on the rights of Accounts continuing to hold the investment. When making an investment decision with respect to an investment in which multiple Accounts are invested, Goldman Sachs may primarily take into account the specific effect such investment decision will have on the Accounts as a whole, and not based on the best interests of any particular Account.
In addition, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with a Fund, and Goldman Sachs may advise the Account not to pursue the transaction with the Fund, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to the Fund. Additionally, if a Fund buys a security and an Account establishes a short position in that same security or in similar securities, such short position may result in the impairment of the price of the security that the Fund holds or could be designed to profit from a decline in the price of the security. A Fund could similarly be adversely impacted if it establishes a short position, following which an Account takes a long position in the same security or in similar securities. Furthermore, Goldman Sachs (including the Investment Adviser) may make filings in connection with a shareholder class action lawsuit or similar matter involving a particular security on behalf of an Account (including a Fund), but not on behalf of a different Account (including a Fund) that holds or held the same security, or that is invested in or has extended credit to different parts of the capital structure of the same issuer. Accounts may also have different rights in respect of an investment with the same issuer, or invest in different classes of the same issuer that have different rights, including, without limitation, with respect to liquidity. The determination to exercise such rights by the Investment Adviser on behalf of such other Accounts may have an adverse effect on the Funds.
The Funds are expected to transact with a variety of counterparties. Some of these counterparties will also engage in transactions with other Accounts managed by the Investment Adviser or another Goldman Sachs entity. For example, a Fund may directly or indirectly purchase assets from a counterparty at the same time the counterparty (or an affiliate thereof) is also negotiating to purchase different assets from another Account. This creates potential conflicts of interest, particularly with respect to the terms and purchase prices of the sales. For example, Goldman Sachs may receive fees or other compensation in connection with the sale of assets by an Account to a counterparty, which creates an incentive to negotiate a higher purchase price for those assets in a separate transaction where the Fund is a purchaser.
Similarly, a particular Fund may dispose of one or more assets through a block sale that includes assets held by other Accounts or as part of a series of transactions in which assets from multiple Accounts are sold to the same purchaser. This creates potential conflicts of interest, particularly with regard to the determination of the purchase prices of the applicable assets. For example, Goldman Sachs may receive greater fees or other compensation (including performance-based fees) in connection with the sale of assets in other Accounts that participate in a block sale as compared to the compensation that Goldman Sachs receives in connection with the sale of assets by the particular Fund. There can be no assurance that the compensation received by the particular Fund as a result of participating in a block sale would be greater than the compensation that the particular Fund would receive if its assets were sold as part of a standalone transaction. Any such transaction will be effected in accordance with the Investment Adviser’s fiduciary obligations.
Shareholders may be offered access to advisory services through several different Goldman Sachs businesses (including through Goldman Sachs & Co. LLC and the Investment Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and apply different criteria to the same or similar strategies and have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Investment Adviser, certain investment teams or portfolio managers can have differing or opposite investment views in respect of an issuer or a security, and as a result some or all of the positions a Fund’s investment team or portfolio managers take in respect of the Fund will be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints will be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Funds any research or analysis at any particular time or prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. The timing of transactions entered into or recommended by Goldman Sachs, on behalf of itself or its clients, including the Funds, may negatively impact the Funds or benefit certain other Accounts. For example, if Goldman Sachs, on behalf of one or more Accounts, implements an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds (whether or not the investment decisions emanate from the same research analysis or other information), it could result, due to market impact or other factors, in liquidity constraints or in certain Funds receiving less favorable investment or trading results or incurring increased costs. Similarly, if Goldman Sachs implements an investment decision or strategy that results in a purchase (or sale) of a security for one Fund, such implementation may increase the value of such security already held by another Account (or decrease the value of such security that such other Account intends to purchase), thereby benefitting such other Account.
Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies. The Investment Adviser, in its discretion and in certain circumstances, recommends that certain Funds have ongoing business dealings, arrangements or agreements with persons who are (i) former employees of Goldman Sachs, (ii) affiliates or other portfolio companies of Goldman Sachs or other Accounts, (iii) Goldman Sachs’ employees’ family members and/or relatives and/or certain of their portfolio companies or (iv) persons otherwise associated with an investor in an Account or a portfolio company or service provider of Goldman Sachs or an Account. The Funds may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. These recommendations, and recommendations relating to continuing any such dealings, arrangements or agreements, pose conflicts of interest and may be based on differing incentives due to Goldman Sachs’ relationships with such persons. In particular, when acting on behalf of, and making decisions for, Accounts, the Investment Adviser may take into account Goldman Sachs’ interests in maintaining its relationships and business dealings with such persons. As a result, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.
When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be reasonable. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.
Potential Conflicts Relating to Follow-On Investments
From time to time, the Investment Adviser provides opportunities to Accounts (including potentially the Funds) to make investments in companies in which certain Accounts have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Funds). Follow-on investment opportunities may be available to the Funds notwithstanding that the Funds have no existing investment in the issuer, resulting in the assets of the Funds potentially providing value to, or otherwise supporting the investments of, other Accounts. Accounts (including the Funds) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts have invested or will invest. Conflicts of interest in these and other transactions arise between Accounts (including the Funds) with existing investments in a company and Accounts making subsequent investments in the company, which have opposing interests regarding pricing and other terms. The subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Funds).

Diverse Interests of Shareholders
It should be expected that the various types of investors in and beneficiaries of the Funds, including to the extent applicable the Investment Adviser and its affiliates, have conflicting investment, tax and other interests with respect to their interests in the Funds. When considering a potential investment for a Fund, the Investment Adviser will generally consider the investment objectives of the Fund, not the investment objectives of any particular investor or beneficiary. The Investment Adviser makes decisions, including with respect to tax matters, from time to time that will be more beneficial to one type of investor or beneficiary than another, or to the Investment Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Investment Adviser. In addition, Goldman Sachs faces certain tax risks based on positions taken by the Funds, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Funds or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.
Selection of Service Providers
The Funds expect to engage service providers (including attorneys and consultants) that in certain cases also provide services to Goldman Sachs and other Accounts. In addition, certain service providers to the Investment Adviser or Funds are also portfolio companies or other affiliates of the Investment Adviser or other Accounts (for example, a portfolio company of an Account may retain a portfolio company of another Account). To the extent it is involved in such selection, the Investment Adviser intends to select these service providers based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Investment Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs (including its personnel), which may influence the Investment Adviser’s selection of these service providers for the Funds. In such circumstances, there is a conflict of interest between Goldman Sachs (acting on behalf of the Funds) and the Funds or between Funds if the Funds determine not to engage or continue to engage these service providers.
The Investment Adviser may, in its sole discretion, determine to provide, or engage or recommend an affiliate of the Investment Adviser to provide, certain services to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular Fund and applicable law, the Investment Adviser or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, the Investment Adviser faces a conflict of interest when selecting or recommending service providers for the Funds. Notwithstanding the foregoing, the selection or recommendation of service providers for the Funds will be conducted in accordance with the Investment Adviser’s fiduciary obligations to the Funds. The service providers selected or recommended by the Investment Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, the complexity of the services provided or other factors. As a result, the rates paid with respect to these service providers by a Fund, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs, including the Investment Adviser, on the other hand. In addition, the rates paid by the Investment Adviser or the Funds, on the one hand, may be more or less favorable than the rates paid by other parts of Goldman Sachs or Accounts managed by other parts of Goldman Sachs, on the other hand. Goldman Sachs (including the Investment Adviser), its personnel, and/or Accounts may hold investments in companies that provide services to entities in which the Funds invest generally, and, subject to applicable law, the Investment Adviser may refer or introduce such companies’ services to entities that have issued securities held by the Funds.
Investments in Goldman Sachs Funds
To the extent permitted by applicable law, the Funds will, from time to time invest in money market and/or other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment. To the extent consistent with applicable law, certain Funds that invest in other funds sponsored, managed or advised by Goldman Sachs pay advisory fees to the Investment Adviser that are not reduced by any fees payable by such other funds to Goldman Sachs as manager of such other funds (i.e., there will be “double fees” involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such other funds). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

The Investment Adviser, from time to time, manages Accounts (including the Funds), which may, individually or in the aggregate, own a substantial amount of the Funds. Further, the Investment Adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. Such redemptions could have a significant negative impact on the Fund, including on its liquidity.
Goldman Sachs May In-Source or Outsource
Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
Distributions of Assets Other Than Cash
With respect to redemptions from the Funds, the Funds will, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions.  In making such decisions, the Investment Adviser will sometimes have a potentially conflicting division of loyalties and responsibilities to redeeming investors and remaining investors.
Goldman Sachs Will Act in a Capacity Other Than Investment Adviser to the Funds
Investments in and Advice Regarding Different Parts of an Issuer’s Capital Structure
In some cases, Goldman Sachs (including the Investment Adviser) or Accounts, on the one hand, and the Funds, on the other hand, invest in or extend credit to different parts of the capital structure of a single issuer. As a result, Goldman Sachs (including the Investment Adviser) or Accounts may take actions that adversely affect the Funds. In addition, in some cases, Goldman Sachs (including the Investment Adviser) advises Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which the Funds invest. Goldman Sachs (including the Investment Adviser) is able to pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Funds have invested, and such actions (or inaction) may have a material adverse effect on the Funds.
For example, in the event that Goldman Sachs (including the Investment Adviser) or an Account holds loans, securities or other positions in the capital structure of an issuer that ranks senior in preference to the holdings of a Fund in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including the Investment Adviser), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer that has, or terms in connection with the foregoing, that have, an adverse effect on or otherwise conflict with the interests of the Fund’s holdings in the issuer. In connection with any such liquidation, reorganization or restructuring, the Fund’s holdings in the issuer may be extinguished or substantially diluted, while Goldman Sachs (including the Investment Adviser) or another Account recovers some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including the Investment Adviser) or an Account participates, Goldman Sachs (including the Investment Adviser) or the Account may seek to exercise its rights under the applicable loan agreement or other document, in a manner detrimental to the Fund. In situations in which Goldman Sachs (including the Investment Adviser) holds positions in multiple parts of the capital structure of an issuer across Accounts (including the Funds), the Investment Adviser may not pursue actions or remedies available to the Fund, as a result of legal and regulatory requirements or otherwise.
These potential issues are examples of conflicts that Goldman Sachs (including the Investment Adviser) will face in situations in which the Funds, and Goldman Sachs (including the Investment Adviser) or other Accounts, invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including the Investment Adviser) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including the Investment Adviser) relies on information barriers between different Goldman Sachs (including the Investment Adviser) business units or portfolio management teams. Goldman Sachs

(including the Investment Adviser) in some circumstances relies on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.
As a result of the various conflicts and related issues described above and the fact that conflicts will not necessarily be resolved in favor of the interests of the Funds, the Funds could sustain losses during periods in which Goldman Sachs (including the Investment Adviser) and other Accounts (including Accounts sponsored, managed or advised by the Investment Adviser) achieve profits generally or with respect to particular holdings in the same issuer, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed. It should be expected that the negative effects described above will be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.
Principal and Cross Transactions
When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of certain Funds (for example, those employing taxable fixed income, municipal bond fixed income and structured investment strategies), may (but is under no obligation or other duty to) enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser or its affiliates and cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There are potential conflicts of interest, regulatory issues or restrictions contained in the Investment Adviser’s internal policies relating to these transactions which could limit the Investment Adviser’s determination and/or ability to engage in these transactions for Accounts (including the Funds). In certain circumstances such as when Goldman Sachs is the only or one of a few participants in a particular market or is one of the largest such participants, such limitations will eliminate or reduce the availability of certain investment opportunities to Accounts (including the Funds) or impact the price or terms on which transactions relating to such investment opportunities may be effected.
Goldman Sachs will have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. The Investment Adviser has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Funds, due to the relative amount of market savings obtained by the Accounts, and cross transactions may be effected at different prices for different Accounts due to differing legal and/or regulatory requirements applicable to such Accounts. Certain Accounts are also prohibited from participating in cross transactions, even if consent is obtained. Where principal, cross or agency cross transactions are not prohibited, such transactions will be effected in accordance with fiduciary requirements and applicable law (which include disclosure and consent).
Goldman Sachs Acting in Multiple Commercial Capacities
To the extent permitted by applicable law, an issuer in which a Fund has an interest may hire Goldman Sachs to provide underwriting, merger advisory, other financial advisory, placement agency, foreign currency hedging, research, asset management services, brokerage services or other services to the issuer. Furthermore, Goldman Sachs sponsors, manages, advises or provides services to affiliated Underlying Funds (or their personnel) in which the Funds invest. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services takes commercial steps in its own interest, or advises the parties to which it is providing services, or takes other actions. Such actions may benefit Goldman Sachs. For example, Goldman Sachs may require repayment of all or part of a loan from a company in which an Account (including a Fund) holds an interest, which could cause the company to default or be required to liquidate its assets more rapidly, which could adversely affect the value of the company and the value of the Funds invested therein. If Goldman Sachs advises a company to make changes to its capital structure, the result would be a reduction in the value or priority of a security held (directly or indirectly) by one or more Funds. In addition, underwriters, placement agents or managers of initial public offerings, including Goldman Sachs, often require the Funds who hold privately placed securities of a company to execute a lock-up agreement prior to such company’s initial public offering restricting the resale of the securities for a period of time before and following the IPO. As a result, the Investment Adviser will be restricted from selling the securities in such Funds at a more favorable price. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Funds. Goldman Sachs faces conflicts of interest in providing and selecting services for the Funds because Goldman Sachs provides many services and has many commercial relationships with companies and affiliated and unaffiliated Underlying Funds (or their applicable personnel). Providing services to the Funds and companies (or their personnel) in which the Funds invest enhances Goldman Sachs’ relationships with various parties, facilitates additional business development and enables Goldman Sachs to obtain additional business and/or generate additional revenue. The Funds will not be entitled to compensation related to any such benefit to businesses of Goldman Sachs. In addition, such relationships may adversely impact the Funds, including, for example, by restricting potential investment opportunities, as described below, incentivizing the Investment Adviser to take or refrain from taking certain actions on behalf of the Funds when doing so would be adverse to such business relationships, and/or influencing the Investment Adviser’s selection or recommendation of certain investment products and/or strategies over others.
Certain of Goldman Sachs’ activities on behalf of its clients also restrict investment opportunities that are otherwise available to the Funds. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that are potential investment opportunities for the Funds. There are circumstances in which the Funds are precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. In addition, in connection with an equity offering of securities of a portfolio company for which Goldman Sachs is acting as an underwriter, Accounts may, in certain instances, be subject to regulatory restrictions (in addition to contractual restrictions) on their ability to sell equity securities of the portfolio company for a period after completion of the offering. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Funds. Goldman Sachs (including the Investment Adviser) also represents creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these filings. From time to time, Goldman Sachs (including the Investment Adviser) serves on creditor or equity committees. It should be expected that these actions, for which Goldman Sachs may be compensated, will limit or preclude the flexibility that the Funds otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also see “—Management of the Funds by the Investment Adviser—Considerations Relating to Information Held by Goldman Sachs” above and “—Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds” below.
Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in Goldman Sachs or other Accounts being relieved of obligations or otherwise divested of investments. For example, subject to applicable law certain Funds may acquire securities or indebtedness of a company affiliated with Goldman Sachs directly or indirectly through syndicate or secondary market purchases, or make a loan to, or purchase securities from, a company that uses the proceeds to repay loans made by Goldman Sachs. These activities by a Fund may enhance the profitability of Goldman Sachs or other Accounts with respect to their investment in and activities relating to such companies. The Fund will not be entitled to compensation as a result of this enhanced profitability.
To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) creates, writes, sells, issues, invests in or acts as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds or which are be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.
Goldman Sachs makes loans to, and enters into margin, asset-based or other credit facilities or similar transactions with, clients, companies or individuals that are secured by publicly or privately held securities or other assets, including a client’s Fund shares as described above. Some of these borrowers are public or private companies, or founders, officers or shareholders in companies in which the Funds (directly or indirectly) invest, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Funds. In connection with its rights as lender, Goldman Sachs acts to protect its own commercial interest and may take actions that adversely affect the borrower, including by liquidating or causing the liquidation of securities on behalf of a borrower or foreclosing and liquidating such securities in Goldman Sachs’ own name. Such actions will adversely affect the Funds (if, for example, a large position in a security is liquidated, among the other potential adverse consequences will be that the value of such security will decline rapidly and the Funds will in turn decline in value or will be unable to liquidate their positions in such security at an advantageous price or at all). Furthermore, actions taken by Goldman Sachs may also result in adverse performance of an Underlying Manager’s investments, which could cause the Underlying Manager to be in default or to take actions to avoid being in default under any applicable lending arrangements, including where Goldman Sachs is the lender (e.g., where Goldman Sachs provides prime brokerage services to the Underlying Manager). Please see “—The Sale of Fund Shares and the Allocation of Investment Opportunities—Goldman Sachs’ Other Activities May Have an Impact on Underlying Managers and Investment Decisions with Respect Thereto” above. In addition, Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders.
Code of Ethics and Personal Trading
Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and Distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons buy and sell securities or other investments for their personal accounts, including investments in the Funds, and also take positions that are the same as, different from, or made at different times than, positions taken (directly or indirectly) by the Funds. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.
Proxy Voting by the Investment Adviser
When a Fund allocates assets to Underlying Managers, the Underlying Managers or the Fund’s custodian generally are responsible for taking all action with respect to the securities held by the Underlying Managers on behalf of the Fund, and the Investment Adviser is not responsible for taking any action with respect to such securities. To the extent that Goldman Sachs takes any action with respect to securities in the Fund, the Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”
Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds
The Investment Adviser restricts its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by the Investment Adviser or Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it gives to such clients or commercial arrangements or transactions that are undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). In certain cases, the Investment Adviser will not engage in transactions or other activities for, or enforce certain rights in favor of, one or more Funds due to Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.
In addition, in certain circumstances, the Investment Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including the Investment Adviser, or on other Accounts, or where exceeding a threshold is prohibited or results in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that has a dilutive impact on the holdings of the Fund should a threshold be exceeded; (iii) provisions that cause Goldman Sachs to be considered an “interested stockholder” of an issuer; (iv) provisions that cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations. In addition, due to regulatory restrictions, certain Accounts are prohibited from, or are subject to certain restrictions when, trading with or through Goldman Sachs, engaging Goldman Sachs as a service provider or purchasing investments issued or managed by Goldman Sachs.
When faced with the foregoing limitations, Goldman Sachs will generally avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of the Investment Adviser or Goldman Sachs to conduct its business activities. The Investment Adviser may also reduce a Fund’s interest in, or restrict a Fund from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies are able to acquire an interest in the investment opportunity. In some cases, the Investment Adviser determines not to engage in certain transactions or activities beneficial to the Funds because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Investment Adviser or create the potential risk of trade or other errors.
The Investment Adviser generally is not permitted to use material non-public information in effecting purchases and sales in transactions for the Funds that involve public securities. The Investment Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Funds, including as a result of information held by Goldman Sachs (including the Investment Adviser or its personnel). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which Goldman Sachs invests on behalf of the Funds. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Investment Adviser (or certain of its investment teams) may be limited and/or restricted in its or their ability to trade in the securities of the company. In addition, any such director, officer or employee of Goldman Sachs that is a member of the board of directors of a portfolio company may have duties in his or her capacity as a director that conflict with the Investment Adviser’s duties to Accounts, and may act in a manner that disadvantages or otherwise harms a Fund and/or Goldman Sachs. In the event the Investment Adviser declines access to, or otherwise does not receive, material non-public information regarding an issuer, the Investment Adviser may base investment decisions with respect to securities of such issuer solely on public information, thereby limiting the amount of information available to the Investment Adviser in connection with such investment decisions.
Different areas of Goldman Sachs come into possession of material non-public information regarding an issuer of securities held by an Underlying Fund in which an Account invests. In the absence of information barriers between such different areas of Goldman Sachs or under certain other circumstances, the Account will be prohibited, including by internal policies, from trading, redeeming from or otherwise disposing of such security or such Underlying Fund during the period such material non-public information is held by such other part of Goldman Sachs, which period may be substantial. As a result, the Account would not be permitted to redeem from an Underlying Fund in whole or in part during periods when it otherwise would have been able to do so, which could adversely affect the Account. Other investors in the Underlying Fund that are not subject to such restrictions may be able to redeem from the Underlying Fund during such periods.
In addition, the Investment Adviser’s clients may partially or fully fund a new Account with in-kind securities in which the Investment Adviser is restricted. In such circumstances, the Investment Adviser will generally sell any such securities at the next available trading window, subject to operational and technological limitations (unless such securities are subject to another express arrangement), requiring such Accounts to dispose of investments at an earlier or later date and/or at a less favorable price than would otherwise have been the case had the Investment Adviser not been so restricted. Accounts will be responsible for all tax liabilities that result from any such sale transactions.

The Investment Adviser operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations to which any particular Fund is subject). Such economic and trade sanctions may prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. It should be expected that these economic and trade sanctions, if applicable, and the application by the Investment Adviser of its compliance program in respect thereof, will restrict or limit the Funds’ investment activities, and may require the Investment Adviser to cause a Fund to sell its position in a particular investment at an inopportune time and/or when the Investment Adviser would otherwise not have done so.
The Investment Adviser may determine to limit or not engage at all in transactions and activities on behalf of the Funds for reputational, legal or other reasons. Examples of when such determinations may be made include, but are not limited to, where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, where there are political, public relations, or other reputational considerations relating to counterparties or other participants in such activity or transaction or where such activity or transaction on behalf of or in respect of the Funds could affect in tangible or intangible ways Goldman Sachs, the Investment Adviser, an Account or their activities.
Goldman Sachs has and seeks to have long-term relationships with many significant participants in the financial markets. Goldman Sachs also has and seeks to have longstanding relationships with, and regularly provides financing, investment banking services and other services to, a significant number of corporations and private equity sponsors, leveraged buyout and hedge fund purchasers, and their respective senior managers, shareholders and partners. Some of these purchasers may directly or indirectly compete with Accounts for investment opportunities. Goldman Sachs considers these relationships in its management of Accounts. In this regard, there may be certain investment opportunities or certain investment strategies that Goldman Sachs (i) does not undertake on behalf of Accounts in view of these relationships, or (ii) refers to clients (in whole or in part) instead of retaining for Accounts. Similarly, Goldman Sachs may take the existence and development of such relationships into consideration in the management of Fund portfolios. Without limiting the generality of the foregoing, there may, for example, be certain strategies involving the acquisition, management or realization of particular investments that an Account will not employ in light of these relationships, as well as investment opportunities or strategies that an Account will not pursue in light of their potential impact on other areas of Goldman Sachs or on Account investments or be unable to pursue as a result of non-competition agreements or other similar undertakings made by Goldman Sachs.
Goldman Sachs will consider its client relationships and the need to preserve its reputation in its management of Accounts and, as a result, (i) there may be certain investment opportunities or strategies that Goldman Sachs will not undertake on behalf of Funds or will refer to one or more Funds but not others, (ii) there may be certain rights or activities that Goldman Sachs will not undertake on behalf of Funds (including in respect of director representation and recusal), or (iii) there may be certain investments that, in certain limited circumstances, are sold, disposed of or restructured earlier or later than otherwise expected.
In order to engage in certain transactions on behalf of a Fund, the Investment Adviser will also be subject to (or cause the Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Fund are required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearing houses and other venues, or are required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue often result in the Investment Adviser and/or the Fund being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.
From time to time, a Fund, the Investment Adviser or its affiliates and/or their service providers or agents are required, or determine that it is advisable, to disclose certain information about the Fund, including, but not limited to, investments held by the Fund, and the names and percentage interest of beneficial owners thereof (and the underlying beneficial owners of such beneficial owners), to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Fund. The Investment Adviser generally expects to comply with requests to disclose such information as it so determines including through electronic delivery platforms; however, in some cases, the Investment Adviser will cause the sale of certain assets for the Fund rather than make certain required disclosures, at a time that is inopportune from a pricing or other standpoint. In addition, the Investment Adviser may provide third parties with aggregated data regarding the activities of, or certain performance or other metrics associated with the Accounts, and the Investment Adviser may receive compensation from such third parties for providing them such information.
Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Funds’ activities. In addition, the Investment Adviser may restrict its investment decisions and activities on behalf of the Funds and not other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser.
Brokerage Transactions
The Investment Adviser and/or an Underlying Manager often select U.S. and non-U.S. broker-dealers (including affiliates of the Investment Adviser and/or the Underlying Manager) that furnish the Investment Adviser and/or the Underlying Manager, the Funds, Investment Adviser affiliates and other Goldman Sachs personnel with proprietary or third-party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s and/or an Underlying Manager's view, appropriate assistance to the Investment Adviser and/or the Underlying Manager in the investment decision-making process. These brokerage and research services may be bundled with the trade execution, clearing or settlement services provided by a particular broker-dealer and, subject to applicable law, the Investment Adviser and/or an Underlying Manager may pay for such brokerage and research services with client commissions (or “soft dollars”). Certain Underlying Managers may not use soft dollars as a matter of policy. There are instances or situations in which such practices are subject to restrictions under applicable law. For example, the EU’s Markets in Financial Instruments Directive II (“MiFID II”) restricts EU domiciled investment advisers from receiving research and other materials that do not qualify as “acceptable minor non-monetary benefits” from broker-dealers unless the research or materials are paid for by the investment advisers from their own resources or from research payment accounts funded by and with the agreement of their clients.
Accounts differ with regard to whether and to what extent they pay for brokerage and research services through commissions and, subject to applicable law, brokerage and research services may be used to service the Funds and any or all other Accounts throughout the Investment Adviser, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds and in particular those Accounts that do not pay for brokerage and research services or do so to a lesser extent, including in connection with the establishment of maximum budgets for research costs (and switching to execution-only pricing when maximums are met). The Investment Adviser and/or an Underlying Manager do not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.
Aggregation of Orders by the Investment Adviser
The Investment Adviser follows policies and procedures pursuant to which it may (but is not required to) combine or aggregate purchase or sale orders for the same security or other instrument for multiple Accounts (including Accounts in which Goldman Sachs or personnel of Goldman Sachs have an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders when the Investment Adviser considers doing so to be operationally feasible and appropriate and in the interests of its clients and may elect block trade treatment when available. In addition, under certain circumstances orders for the Funds may be aggregated with orders for Accounts that contain Goldman Sachs assets.
When a bunched order or block trade is completely filled, or if the order is only partially filled, at the end of the day, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Funds’ relative sizes. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although it may do so in certain circumstances, the Investment Adviser does not always bunch or aggregate orders for different Funds, elect block trade treatment or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by different portfolio management teams or if different portfolio management processes are used for different account types, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations, which may differ among Accounts. For example, time zone differences, trading instructions, cash flows, separate trading desks or portfolio management processes may, among other factors, result in separate, non-aggregated, non-netted executions, with orders in the same instrument being entered for different Accounts at different times or, in the case of netting, buy and sell trades for the same instrument being entered for the same Account. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated orders than on orders for Funds that are not aggregated, and incur lower transaction costs on netted orders than orders that are not netted. The Investment Adviser is under no obligation or other duty to aggregate or net for particular orders. Where orders for a Fund are not aggregated with other orders, or not netted against orders for the Fund or other Accounts, the Fund will not benefit from a better price and lower commission rate or lower transaction cost that might have been available had the orders been aggregated or netted. Aggregation and netting of orders may disproportionately benefit some Accounts relative to other Accounts, including a Fund, due to the relative amount of market savings obtained by the Accounts. The Investment Adviser may aggregate orders of Accounts that are subject to MiFID II (“MiFID II Advisory Accounts”) with orders of Accounts not subject to MiFID II, including those that generate soft dollar commissions (including the Funds) and those that restrict the use of soft dollars. All Accounts included in an aggregated order with MiFID II Advisory Accounts pay (or receive) the same average price for the security and the same execution costs (measured by rate). However, MiFID II Advisory Accounts included in an aggregated order may pay commissions at “execution-only” rates below the total commission rates paid by Accounts included in the aggregated order that are not subject to MiFID II.
Conflicts Associated with Underlying Managers
The Underlying Managers have interests and relationships that create conflicts of interest related to their management of the assets of the Funds allocated to such Underlying Managers. Such conflicts of interest are in many cases similar to, different from or supplement those conflicts described herein relating to the Investment Adviser. For example, because the Investment Adviser primarily acts as a manager of advisers in respect of the Funds while the Underlying Managers engage in direct trading strategies for the assets allocated to them, the Underlying Managers may have potential conflicts of interest related to the investment of client assets in securities and other instruments that may not apply to the Investment Adviser unless the Investment Adviser is acting as an Underlying Manager, or may apply to the Investment Adviser in a different or more limited manner. Such conflicts may relate to the Underlying Managers’ trading and investment practices, including their selection of broker-dealers, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which they have an interest. Additional information about potential conflicts of interest regarding the Underlying Managers is set forth in each Underlying Manager’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s and each Underlying Manager’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
An Underlying Manager may manage or advise multiple accounts (the “Underlying Manager’s Accounts”) that have investment objectives that are the same or similar to those of the Funds and that may seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds. Employees of the Underlying Manager own and/or have interests in certain of the Underlying Manager's Accounts. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization, direct or indirect investments in private investment funds, investments in master limited partnerships in the oil and gas industry and initial public offerings/new issues) or where an Underlying Manager limits the number of clients whose assets it manages.
An Underlying Manager does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Underlying Manager’s Accounts for which the Underlying Manager receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of a Fund. The simultaneous management of Underlying Manager’s Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as an Underlying Manager has an incentive to favor Underlying Manager’s Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, an Underlying

Manager will be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees.
In certain circumstances, an Underlying Manager may allocate certain limited investment opportunities among the Underlying Manager’s Accounts on a pro rata basis (as determined by the Underlying Manager), but in other cases such allocation may not be pro rata.
Allocation-related decisions for the Funds and other Underlying Manager’s Accounts are made by reference to one or more factors. Factors may include: the Underlying Manager’s Account’s portfolio and its investment horizons and objectives (including with respect to portfolio construction), guidelines and restrictions (including legal and regulatory restrictions affecting certain Underlying Manager’s Accounts or affecting holdings across Underlying Manager’s Accounts); client instructions; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Underlying Manager’s Accounts; limits on the Underlying Manager’s brokerage discretion; cash and liquidity needs and other considerations; the availability (or lack thereof) of other appropriate or substantially similar investment opportunities; and differences in benchmark factors and hedging strategies among Accounts. Suitability considerations, reputational matters and other considerations may also be considered.
In a case in which one or more Underlying Manager’s Accounts are intended to be the Underlying Manager’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy, other Underlying Manager’s Accounts (including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. Investments by such Underlying Manager’s Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Fund. Furthermore, in cases in which one or more Underlying Manager’s Accounts are intended to be the Underlying Manager’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Underlying Manager’s Accounts may have specific policies or guidelines with respect to the Underlying Manager’s Accounts or other persons receiving the opportunity to invest alongside such Underlying Manager’s Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Underlying Manager’s Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.
In addition, in some cases an Underlying Manager may make investment recommendations to the Underlying Manager’s Accounts that make investment decisions independently of the Underlying Manager. In circumstances in which there is limited availability of an investment opportunity, if such Underlying Manager’s Accounts invest in the investment opportunity at the same time as, or prior to, a Fund, the availability of the investment opportunity for the Fund will be reduced.
An Underlying Manager, from time to time, develops and implements new trading strategies or seek to participate in new trading strategies and investment opportunities. These strategies and opportunities may not be employed in all Underlying Manager’s Accounts or employed pro rata among the Underlying Manager’s Accounts where they are employed, even if the strategy or opportunity is consistent with the objectives of such Underlying Manager’s Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as, that of another Account of the Underlying Manager may be implemented differently, sometimes to a material extent. For example, a Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Underlying Manager’s Account with the same or similar trading strategy. The implementation of the Fund’s trading strategy will depend on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT”) of the Underlying Manager’s Form ADV.
During periods of unusual market conditions, an Underlying Manager may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Underlying Manager’s Accounts that are typically managed on a side-by-side basis with levered and/or long-short Underlying Manager’s Accounts.
An Underlying Manager and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. An Underlying Manager in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Fund’s investments.
As a result of the various considerations above, there will be cases in which certain Underlying Manager’s Accounts (including Underlying Manager’s Accounts in which the Underlying Manager and personnel of the Underlying Manager have an interest) receive an allocation of an investment opportunity at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Underlying Manager’s Accounts (which may be less favorable). The application of these considerations may cause differences in the performance of different Underlying Manager’s Accounts that employ strategies the same or similar to those of the Funds.
Multiple Underlying Manager’s Accounts (including the Funds) may participate in a particular investment or incur expenses applicable in connection with the operation or management of the Accounts, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, expenses relating to participation in bondholder groups, restructurings, class actions and other litigation, and insurance premiums). An Underlying Manager may allocate investment-related and other expenses on a pro rata or different basis.
Certain Accounts (including the Funds) that allocate assets to an Underlying Manager do not pay compensation to the Underlying Managers. Instead, the Underlying Managers are compensated by the Investment Adviser out of compensation the Investment Adviser receives from the Accounts (including the Funds). In such circumstances, any reduction in the compensation payable to the Underlying Managers will inure to the benefit of the Investment Adviser with respect to certain Accounts, and not to the Accounts or their investors. This fee structure incentivizes the Investment Adviser to recommend Underlying Managers with lower compensation levels (including Underlying Managers that discount their fees based on aggregate account size or other relationships) in order to increase the net fee to the Investment Adviser, and not recommend other advisers that might also be appropriate for the Accounts. An Underlying Manager’s fee breakpoints with respect to an Account may also be affected by Goldman Sachs’ business relationships and the size of Accounts other than the Account, and may directly or indirectly benefit Goldman Sachs and other Accounts. Accounts will not be entitled to any compensation with respect to such benefits received by Goldman Sachs and other Accounts.
As described above, Underlying Managers may discount their fees based on aggregate account size, and the Investment Adviser may aggregate the amount of assets allocated to such Underlying Managers across all Accounts within the same strategy (including discretionary managed accounts, Wrap Program Advisory Accounts, and Underlying Managers’ Accounts) in order to receive discounted fees.  In certain cases, this results in a reduction in compensation payable to the Underlying Managers with respect to certain Accounts, which inures to the benefit of the Investment Adviser, and not to the Accounts or their investors. This fee structure incentivizes the Investment Adviser to recommend Underlying Managers with lower compensation levels as discussed in the preceding paragraph.
PORTFOLIO TRANSACTIONS AND BROKERAGE
The Underlying Managers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities may be executed internally by a broker-dealer, effected on an agency basis in a block transaction, or routed to competing market centers for execution. The compensation paid to the broker for providing execution services generally is negotiated and reflected in either a commission or a “net” price. Executions provided on a net price basis, with dealers acting as principal for their own accounts without a stated commission, usually include a profit to the dealer.
In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
In placing orders for portfolio securities or other financial instruments of a Fund, the Underlying Managers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Underlying Managers will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), a Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Underlying Managers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Underlying Managers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Underlying Managers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Underlying Managers in the performance of their decision-making responsibilities.
Such services are used by the Underlying Managers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund, and the services furnished by such brokers may be used by the Underlying Managers in providing management services for the Trust. The Underlying Managers may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Underlying Managers may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Underlying Managers. The Underlying Managers exclude from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations—even as to the portion that would be eligible if accounted for separately.
The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Underlying Managers do business. Participating in commission sharing and client commission arrangements may enable the Underlying Managers to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Underlying Managers believe such research services are useful in their investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Underlying Managers might not be provided access to absent such arrangements.
On occasions when the Underlying Managers deem the purchase or sale of a security or other financial instrument to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Underlying Managers act as investment adviser or sub-investment adviser), the Underlying Managers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by each Underlying Manager in the manner considered to be equitable and consistent with its fiduciary obligations to a Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.
Subject to the above considerations, the Investment Adviser and Underlying Managers may use Goldman Sachs or an affiliate as a broker for the Funds. In order for Goldman Sachs or an affiliate, acting as agent, to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.
Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees. The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.
The Funds may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the particular Fund from which the commissions were generated. The rebated commissions are expected to be treated as realized capital gains of the Funds.
For the fiscal years ended October 31, 2021, October 31, 2020 and October 31, 2019, each Fund in existence paid brokerage commissions as follows.
Fiscal Year Ended October 31, 2021	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]	Total Amount of Transactions on which Commissions Paid	Amount of Transactions Effected Through Brokers Providing Research[2]	Brokerage Commissions Paid to Brokers Providing Research[2]
Multi-Manager Global Equity Fund	$316,982.61	$388 (0%)[3]	$963,232,058 (0.16%)[4]	$407,818,349	$226,807
Multi-Manager Non-Core Fixed Income Fund	11,805.84	940.00 (8%)[3]	61,275,843 (1.12%)[4]	$1,145,486	$3,247
Multi-Manager Real Assets Strategy Fund	817,879.06	5,206 (1%)[3]	1,209,044,209 (1.37%)[4]	905,491,729	670,421

Fiscal Year Ended October 31, 2020	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]	Total Amount of Transactions on which Commissions Paid	Amount of Transactions Effected Through Brokers Providing Research[2]	Brokerage Commissions Paid to Brokers Providing Research[2]
Multi-Manager Global Equity Fund	$313,271	$298 (0%)[3]	$699,264,632 (0%)[4]	$247,609,028	$155,638
Multi-Manager Non-Core Fixed Income Fund	1,662	0 (0%)[3]	108,771 (0%)[4]	343,790,909	460
Multi-Manager Real Assets Strategy Fund	732,417	3,328 (0%)[3]	861,146,920 (0%)[4]	765,595,661	677,558

Fiscal Year Ended October 31, 2019	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]	Total Amount of Transactions on which Commissions Paid	Amount of Transactions Effected Through Brokers Providing Research[2]	Brokerage Commissions Paid to Brokers Providing Research[2]
Multi-Manager Global Equity Fund	$555,865	$165 (0%)[3]	$2,370,076,221 (39%)[4]	$ 517,540,390	$245,780
Multi-Manager Non-Core Fixed Income Fund	62,300	0 (0%)[3]	175,518,043 (0%)[4]	593,160,577	11,523
Multi-Manager Real Assets Strategy Fund	556,263	4,766 (0%)[3]	2,536,610,789 (0%)[4]	565,009,324	413,820
1
The figures in the table report brokerage commissions from portfolio transactions, including future transactions.
2
The information above reflects the commission amounts paid to brokers that provide research to the Investment Adviser and certain Underlying Managers but may not reflect the full commission amounts paid to brokers that provide research to all

Underlying Managers. Only a portion of such commission pays for research and the remainder of such commission is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.
3
Percentage of total commissions paid to Goldman Sachs.
4
Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.
During the fiscal year ended October 31, 2021, the Trust’s regular “broker-dealers”, as defined in Rule 10b-1 under the Act, were: Morgan Stanley & Co. LLC, Jefferies LLC, BofA Securities, Inc., Pershing LLC, Sanford C. Bernstein & Co., LLC, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. UBS Securities LCC, and Itau International Securities Inc. As of October 31, 2021, those Funds not listed below held no securities of their regular broker dealers. As of the same date, the following Funds held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or the parent entities of such broker-dealers.
Fund	Broker/Dealer	Amount
Multi-Manager Global Equity Fund	Morgan Stanley & Co. LLC	$24,153
Multi-Manager Non-Core Fixed Income Fund	Jefferies Finance LCC	$1,271,574
Multi-Manager Non-Core Fixed Income Fund	Credit Suisse Group AG	$1,001,309
DETERMINATION OF NET ASSET VALUE
In accordance with procedures adopted by the Trustees, the NAV per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are generally valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time) or such other time as the New York Stock Exchange or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Multi-Manager Non-Core Fixed Income Fund’s shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.
For the purpose of calculating the NAV per share of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities of a Fund for which accurate market quotations are readily available are generally valued as follows: (i) equity securities listed on any U.S. or foreign stock exchange or on the NASDAQ will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale or official closing price on the valuation date, equity securities may be valued at the closing bid price for long positions or the closing ask price for short positions at the time closest to, but no later than, the NAV calculation time. If the relevant exchange or system has not closed by the above-mentioned time for determining a Fund’s NAV, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the NAV is determined; (ii) over-the-counter equity securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price for long positions or the last ask price for short positions, at the time closest to, but no later than, the NAV calculation time; (iii) equity securities for which no prices are obtained under sections (i) or (ii), including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (iv) fixed income securities will be valued via electronic feeds from independent pricing services to the administrator using evaluated prices provided by a recognized pricing service and dealer-supplied quotations (fixed income securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible); (v) fixed income securities for which accurate market quotations are not readily available will be valued by the Investment Adviser based on Board-approved fair valuation policies that incorporate matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities and various other factors; (vi) investments in open-end registered investment companies (excluding investments in ETFs) and investments in private funds are valued based on the NAV of those registered investment companies or private funds (which may use fair value pricing as discussed in their prospectus or offering memorandum); (vii) spot foreign exchange rates will be valued using a pricing service at the time closest to, but no later than, the NAV calculation time, and forward foreign currency contracts will be valued by adding forward points provided by an independent pricing service to the spot foreign exchange rates and interpolating based upon maturity dates of each contract or by using outright forward rates, where available (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and ask quotations supplied by at least one dealer in such contracts); (viii) exchange-traded futures contracts will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (ix) exchange-traded options contracts with settlement prices will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (x) exchange-traded options contracts without settlement prices will be valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions at the time closest to, but no later than, the NAV calculation time); (xi) over-the-counter derivatives, including, but not limited to, interest rate swaps, credit default swaps, total return index swaps, put/call option combos, total return basket swaps, index volatility and FX variance swaps, will be valued at their fair market value as determined using counterparty supplied valuations, an independent pricing service or valuation models which use market data inputs supplied by an independent pricing service; and (xii) all other instruments, including those for which a pricing service supplies no exchange quotation/price or a quotation that is believed by the Investment Adviser to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees. Securities may also be valued at fair value in accordance with procedures approved by the Board of Trustees where the Funds’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Funds’ NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value. Fair values determined in accordance with the valuation procedures approved by the Board of Trustees may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.
The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith under procedures established by the Board of Trustees.
Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds’ NAVs are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For investments in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service (if available), in accordance with fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent third-party pricing (fair value) service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
In general, fair value represents a good faith approximation of the current value of an asset and may be used when there is no public market or possibly no market at all for an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.
The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the NAVs of the respective Funds or series except where allocations of expenses can otherwise be fairly made.
Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ fund accounting agent to calculate the NAV per share of each share class of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
Errors and Corrective Actions
The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions (including any material breaches by an Underlying Manager of which it becomes aware) and any material errors in the calculation of the NAV of each Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Fund, or correction of any erroneous NAV, compensation to the Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances.
As discussed in more detail under “Determination of Net Asset Value,” each Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.
SHARES OF THE TRUST
Each Fund is a series of Goldman Sachs Trust II, a Delaware statutory trust formed on August 28, 2012.

The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of February 28, 2022 the Trustees have authorized the issuance of one class of shares of each Fund: Class R6 Shares. Additional series and classes may be added in the future.
Each Class R6 Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund and all expenses of the Fund are borne at the same rate by each class of shares. With limited exceptions, Class R6 Shares may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectus. In addition, the fees and expenses set forth below for Class R6 Shares may be subject to fee waivers or reimbursements, as discussed more fully in the Funds’ Prospectus.
Class R6 Shares may be purchased at NAV without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution’s customers.
Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.
When issued for the consideration described in the Funds’ Prospectus, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the Funds available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.
The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.
The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.
The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.
The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.
The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.
Shareholder and Trustee Liability
Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
TAXATION
The following are certain additional U.S. federal income tax considerations generally affecting the Funds and the purchase, ownership and disposition of shares of the Funds that are not described in the Prospectus. The discussions below and in the Prospectus are only summaries and are not intended as substitutes for careful tax planning. They do not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on February 28, 2022, which are subject to change. Future changes in tax laws may adversely impact a Fund and its shareholders.
Fund Taxation
Each Fund is treated as a separate taxable entity and has elected to be treated and intends to qualify for each of its taxable years as a regulated investment companies under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.
There are certain tax requirements that a Fund must follow if it is to avoid federal taxation. In its efforts to adhere to these requirements, a Fund may have to limit its investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) a Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, net income from qualified publicly traded partnerships or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) the Fund diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.
For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.
The Multi-Manager Real Assets Strategy Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. Historically, the IRS issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act. In connection with issuing such revenue procedure, the IRS has revoked the Note Rulings on a prospective basis. In light of the revocation of the Note Rulings, the Fund intends to limit its investments in commodity index-linked structured notes.
Applicable Treasury regulations treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (i) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.
In reliance on an opinion of counsel, the Multi-Manager Real Assets Strategy Fund may gain exposure to the commodity markets through investments in the Subsidiary.
The tax treatment of the Multi-Manager Real Assets Strategy Fund’s investments in the Subsidiary could affect whether income derived from such investment is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a regulated investment company under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Multi-Manager Real Assets Strategy Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.
A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.
The Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the Multi-Manager Real Assets Strategy Fund will be treated as a “U.S. shareholder” of its Subsidiary. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by a Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s subpart F income” will increase the Fund’s tax basis in its respective Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of their previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by a Fund, and such loss cannot be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.
If a Fund complies with the foregoing provisions, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. If, instead, a Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes — including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions — there can be no assurance that the Funds will avoid corporate-level tax in each year.
Each Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. A Fund generally expects, however, to be able to obtain sufficient cash to satisfy those requirements, from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income and net capital gain at corporate rates, and its distributions to shareholders will generally be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.
If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by a Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.
To avoid a 4% federal excise tax, a Fund must generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of 98% of its taxable ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which a Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the year declared. The Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.
For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. As of October 31, 2021, the Funds had the following amount of capital loss carryforwards:
Fund	Amount	Expiration
Multi-Manager Non-Core Fixed Income Fund	$2,026,460	Perpetual Short-Term
Multi-Manager Non-Core Fixed Income Fund	$14,338,065	Perpetual Long-Term
Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal tax purposes — that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, it may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund, and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of a Fund’s distributions to shareholders. The application of certain requirements for qualification as a regulated investment company and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, caps and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, a Fund may therefore be required to limit its investments in such transactions and it is also possible that the IRS may not agree with the Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the IRS that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.
Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments, which may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund’s investment company taxable income (computed without regard to that loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes, with the result being either no dividends being paid or a portion of the Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.
A Fund’s investment, if any, in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause the Fund to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For a Fund to obtain cash to enable the Fund to distribute any such income or gain, to maintain its qualification as a regulated investment company and to avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.
Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to those kinds of securities. Tax rules are not entirely clear about issues such as when an investor in such securities may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by a Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.
If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that will ameliorate these adverse tax consequences, but those elections will require a Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. A Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.
If a Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on the Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.

Taxable U.S. Shareholders – Distributions
For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.
In general, distributions from investment company taxable income for the year will be taxable as ordinary income. However, distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund’s ex-dividend date and the Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of the Fund’s distributions that otherwise qualify for these lower rates may be reduced as a result of the Fund’s securities lending activities, hedging activities or a high portfolio turnover rate.
Distributions reported to shareholders as derived from a Fund’s dividend income, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of a Fund’s hedging activities, securities lending activities or a high portfolio turnover rate. The dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce a shareholder’s tax basis in its shares of the Fund. Capital gain dividends (i.e., dividends from net capital gain), if reported as such to shareholders, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions, if any, that are in excess of a Fund’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.
Under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from publicly traded partnerships. Applicable Treasury regulations permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the Treasury regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from MLPs that would be eligible for such deduction. Shareholders should consult their tax advisors about their eligibility to claim the 20% deduction for any qualified REIT dividends reported by a Fund.
Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders – Sale of Shares
When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion.
Certain special tax rules may apply to a shareholder’s capital gains or losses on Fund shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Additionally, any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares. All or a portion of any sales load paid upon the purchase of shares of the Fund will generally not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, on or before January 31 of the calendar year following the calendar year in which the original stock is disposed of without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
Backup Withholding
Each Fund may be required to withhold, as “backup withholding,” federal income tax, currently at a 24% rate, from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non exempt shareholders who fail to furnish the Fund with a correct taxpayer identification number (“TIN”) certified under penalties of perjury, or if the IRS or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing properly to report interest or dividend income to the IRS or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments relating to a shareholder’s account while the shareholder is awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Foreign Taxes
Each Fund anticipates that it may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. If more than 50% of a Fund’s total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS pursuant to which the shareholders of the Fund will be required (1) to report as dividend income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by those shareholders, and (2) to treat those respective pro rata shares as foreign income taxes paid by them, which they can claim either as a foreign tax credit, subject to applicable limitations, against their U.S. federal income tax liability or as an itemized deduction. (Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although those shareholders will be required to include their share of such taxes in gross income if the foregoing election is made by the Fund.)
If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by a Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of a Fund may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund even if the election is made by the Fund.
Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from the foregoing Fund election with respect to foreign taxes. Each year, if any, that a Fund files the election described above, shareholders will be notified of the amount of (1) each shareholder’s pro rata share of qualified foreign taxes paid by the Fund and (2) the portion of Fund dividends that represents income from foreign sources. If a Fund cannot or does not make this election, it may deduct its foreign taxes in computing the amount it is required to distribute.
Non-U.S. Shareholders
The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.
Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by a Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.
Non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by a Fund. It is expected that each Fund will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of the Funds will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.
Non-U.S. persons who fail to furnish the applicable Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 24% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. shareholders of a Fund may be subject to U.S. estate tax with respect to their Fund shares.
Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a non-U.S. shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. The Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.
The Code provides a look-through rule for distributions of FIRPTA gain by a Fund if all of the following requirements are met: (i) the Fund is classified as a “qualified investment entity” (which includes a regulated investment company if, in general, more than 50% of the regulated investment company’s assets consist of interest in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, a Fund.
State and Local Taxes
Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of a Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.
Country Specific Tax: China
As a result of investing in the People’s Republic of China (“PRC”), the Non-Core Fixed Income Fund may be subject to withholding and various other taxes imposed by the PRC.
Except for interest income from certain bonds (i.e., government bonds, local government bonds and railway bonds which are entitled to a 100% PRC Corporate Income Tax (“CIT”) exemption and 50% CIT exemption respectively in accordance with the

Implementation Rules to the Enterprise Income Tax Law and a circular dated March 19, 2016 on the Circular on Income Tax Policies on Interest Income from Railway Bonds under Caishui [2016] No. 30), interest income derived by non-resident institutional investors from other bonds traded through Bond Connect is PRC-sourced income and should be subject to PRC withholding income tax at a rate of 10% and value-added tax (“VAT”) at a rate of 6%. On November 22, 2018, the Ministry of Finance and State Administration of Taxation jointly issued Circular 108, the circular dated 7 November 2018 on the Taxation Policy of Corporate Income Tax and Value-Added Tax in relation to Bond Investments made by Offshore Institutions in Domestic Bond Market, to clarify that foreign institutional investors (including foreign institutional investors under Bond Connect) are temporarily exempt from PRC withholding income tax and VAT with respect to bond interest income derived in the PRC bond market for the period from November 7, 2018 to November 6, 2021. Circular 108 is silent on the PRC withholding income tax and VAT treatment with respect to non-government bond interest derived prior to November 7, 2018, which is subject to clarification from the PRC tax authorities.
Capital gains derived by non-resident institutional investors (with no place or establishment or permanent establishment in the PRC) from the trading of bonds through the Bond Connect are technically non PRC-sourced income under the current CIT law and regulations, therefore, not subject to PRC CIT. While the PRC tax authorities are currently enforcing such non-taxable treatment in practice, there is a lack of clarity on such non-taxable treatment under the current CIT regulations.
The tax law and regulations of the PRC are constantly changing, and they may be changed with retrospective effect to the advantage or disadvantage of shareholders. The interpretation and applicability of the tax law and regulations by tax authorities may not be as consistent and transparent as those of more developed nations, and may vary from region to region. It should also be noted that any provision for taxation made by the Investment Adviser may be excessive or inadequate to meet final tax liabilities. Consequently, shareholders may be advantaged or disadvantaged depending upon the final tax liabilities, the level of provision and when they subscribed and/or redeemed their shares of the Fund.
FINANCIAL STATEMENTS
The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the Funds' 2021 Annual Report are hereby incorporated by reference. The financial statements of the Fund’s Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of any Annual Report are incorporated by reference herein. A copy of the Funds' 2021 Annual Report may be obtained upon request and without charge by writing Goldman Sachs & Co. LLC, 71 South Wacker Drive, P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman Sachs & Co. LLC, at the telephone number on the back cover of the Funds’ Prospectus.
PROXY VOTING
The Board believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. For a summary of the Investment Adviser’s Proxy Voting guidelines, please see Appendix B.
The Board has delegated the responsibility to vote proxies to each Underlying Manager for the Funds’ portfolio securities allocated to such Underlying Manager in accordance with their respective proxy voting policies and procedures. For the proxy voting policy of each Underlying Manager, please see Appendix C.
Each Underlying Manager has implemented written Proxy Voting Policies and Procedures (each a “Proxy Voting Policy” and together the “Proxy Voting Policies”) that are designed to reasonably ensure that it votes proxies prudently and in the best interest of its advisory clients for whom it has voting authority, including the Funds. The Proxy Voting Policy of each Underlying Manager also describes how the Underlying Manager addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Subject to the oversight of the Investment Adviser, each Underlying Manager (or a designated proxy committee at the Underlying Manager) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available to investors by calling Goldman Sachs at 1-800-621-2550 without charge and on the SEC’s website at www.sec.gov.
OTHER INFORMATION
Selective Disclosure of Portfolio Holdings Information and Portfolio Characteristics Information
The Board of Trustees of the Trust, the Investment Adviser and the Underlying Managers have adopted a policy on the selective disclosure of portfolio holdings information and portfolio characteristics information. The policy seeks to (1) ensure that the disclosure of portfolio holdings information and portfolio characteristics information is in the best interest of Fund shareholders; and (2) address the conflicts of interest associated with the disclosure of portfolio holdings information and portfolio characteristics information. The policy provides that neither a Fund nor the Trust’s officers or Trustees, nor the Investment Adviser, Underlying Managers, Distributor or any agent, or any employee thereof (“Fund Representative”), will disclose a Fund’s portfolio holdings information or portfolio characteristics information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Portfolio holdings information does not include summary or statistical information which is derived from (but does not include) individual portfolio holdings (“portfolio characteristics information”).
Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information or portfolio characteristics information. A Fund Representative may generally provide portfolio holdings information and material portfolio characteristics information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website or is otherwise publicly available.
Portfolio Holdings Information. Portfolio holdings information that is not filed with the SEC or disclosed on the Funds’ publicly available website may be provided to third parties (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data providers) only for legitimate business purposes and only if the third-party recipients are required to keep all such portfolio holdings information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services; rating and ranking organizations; lenders and other third-party service providers that may obtain access to such information in the performance of their contractual duties to the Funds will generally be permitted. In general, each recipient of non-public portfolio holdings information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.
In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel—Dechert LLP, the Funds’ tax service provider—Deloitte & Touche LLP, the Funds’ financial printer—Donnelley Financial Solutions Inc., the Funds’ proxy voting service—ISS, the Funds’ class action processing service provider—Financial Recovery Technologies, LLC, IEX Data Analytics LLC, a provider of trade execution analysis for certain broker-dealer trading partners, and the Underlying Managers, their respective affiliates, and any third party administrators or other service providers used by a Fund’s Underlying Managers. With respect to the Multi-Manager Global Equity Fund, the third party administrators or other service providers used by the Fund’s Underlying Managers who may receive portfolio holdings information include, as of the date of this SAI: Abel Noser Corp., ACA Compliance Group, ACA Group, ACA Performance Services, Accenture, Advent Custodial Data, Advent Software, Inc., Advent Trusted Network, Ascendant Compliance Manager, Ashland Partners &

Company LLC, Blackrock Solutions, Bloomberg LP, Bloomberg FailStation, Bloomberg Port, BNY Mellon, Broadridge Financial Solutions Inc., Broadridge Investor Communications Solutions, Inc., Brown Brothers Harriman & Co., Brown Brothers Harriman Infomediary, Charles River Systems, Inc., Cloud Margin, Commcise, Dixon Hughes, Eagle Investment Systems Corp., Electra-Reconciliation, EZE Castle Software LLC, Eze Software Group, FactSet Research Systems Inc., Fidelity ActionsXchange, Inc., Financial Information Network, FX Connect, FXTransparency, Glass, Lewis & Co., Global Link, ICE Data Services, IHS Markit, INDATA Portfolio Management System, Interactive Data Corporation, Institutional Shareholder Services (ISS), Investment Technology Group, LexisNexis, LS Operating Services LLC, Markit WSO Corporation, Maynard Cooper and Gayle, Misys International Banking Systems, Inc., Moody’s Analytics Knowledge Services, MSCI, Inc., Northern Trust Corporation, Omgeo LLC, ProxyEdge, SS&C Advent, SS&C Vision Fl, State Street Bank and Trust Company, Syntel Inc., Trade Informatics and Varden Technologies, Inc. With respect to the Multi-Manager Non-Core Fixed Income Fund, the third party administrators or other service providers used by the Fund’s Underlying Managers who may receive portfolio holdings information include, as of the date of this SAI: Brown Brothers Harriman & Co. - Infomediary, DTCC DXM, DTCC-ITP Connect, FactSet Research Systems Inc., Fidelity Information Service, Financial Tracking Technologies LLC, Glass, Lewis & Co., Hazeltree Fund Services, IHS Markit, Institutional Shareholder Services, Inc., Intralinks, Lombard Risk Management, MarkitSERV LLC (a subsidiary of IHS Markit), Markit WSO Corporation, MSCI, Inc., Moody’s Analytics Knowledge Services, Omgeo LLC, Refinitiv Settlement Center, SS&C Technologies, State Street Bank and Trust Company, State Street Global Markets, Star Compliance Inc., SyndTrak, TriOptima AB and Virtus Partners LP. With respect to the Multi-Manager Real Assets Strategy Fund, the third party administrators or other service providers used by the Fund’s Underlying Managers who may receive portfolio holdings information include, as of the date of this SAI: ACA Performance Services, Aon Hewitt (Consultant), Blackrock Solutions, Bloomberg, LLC, Eze Software Group, FactSet Research Systems, Inc., eVestment, ICE Data Services, ITG, Inc., Institutional Shareholder Services, Inc., Glass Lewis & Co., Northern Trust Corporation, Refinitiv, State Street Bank and Trust Company, and SS&C Technologies Canada Corp. KPMG LLP, an investor in the Multi-Manager Real Assets Strategy Fund, also receives certain non-public holdings information on an ongoing basis in order to facilitate compliance with the auditor independence requirements to which it is subject. In addition, the Funds may provide non-public portfolio holdings information to Standard & Poor’s to allow the Funds to be rated by it and the Funds may provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information. In addition, certain Goldman Sachs Fixed Income Funds provide non-public portfolio holdings information to Standard & Poor’s to allow such Funds to be rated by it, and certain Goldman Sachs Equity Funds provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information. These entities are obligated to keep such information confidential. Third-party providers of custodial services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of certain Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers, prime brokers, FCMs or derivatives clearing merchants in connection with a Fund’s portfolio trading activities. Complete portfolio holdings information is provided to these select broker-dealers at least quarterly with no lag required between the date of the information and the date on which the information is disclosed. As of September 30, 2021, the broker-dealers receiving this information were as follows: 280 Securities, Axioma, Inc., BofA Securities Inc. Futures, Barclays Capital Inc., Truist Financial Corporation, Belle Haven Instruments, Brean Capital, LLC, Brownstone Cabrera Capital Markets, LLC, Caprok Capital, Citigroup Global Markets, Inc., Crews & Associates, Inc., Credit Suisse Securities (USA) LLC, DA Davidson & Co., George K. Baum & Company, Headlands Tech Global Markets, LLC, Herbert J. Sims & Co., Inc., Hutchinson Shockey Erley & Co., Janney Montgomery Scott, Inc., Jeffries & Company, JP Morgan Securities, Keybanc, Loop Capital Corp., Merrill Lynch Pierce Fenner & Smith, Inc., Mesirow, Morgan Stanley, M.R. Beal & Company, Oppenheimer Funds, Inc., Piper Jaffray, PNC Capital Markets LLC, Ramirez & Co., Inc., Raymond James Financial Services Inc., RBC Capital Markets, RiskMetrics Solutions, LLC, R. Seelaus & Co., Inc., Hilltop Securities (a.k.a. Southwest Securities, Inc., Stephens Inc., Stifel Nicolaus & Company, TD Securities, LLC, Tradeweb Markets, LLC, US Bancorp, US Bank Global Corporate Trust/Custody, Virtus Capital Markets LLC, and Ziegler Capital. In providing this information, reasonable precautions, including, but not limited to, the execution of a non-disclosure agreement and limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter are reviewed by Goldman Sachs’ Compliance department for consistency with the policy.
The Funds described in this SAI currently intend to publish complete portfolio holdings on the Trust’s website (http://www.gsamfunds.com) as of the end of each fiscal quarter, subject to a 60 calendar day lag between the date of the information and the date on which the information is disclosed. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website.

Each Fund files portfolio holdings information within 60 days after the end of each fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at http://www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for each Fund will become available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Portfolio Characteristics Information. Material portfolio characteristics information that is not publicly available (e.g., information that is not filed with the SEC or disclosed on the Funds’ publicly available website) or calculated from publicly available information may be provided to third parties only if the third-party recipients are required to keep all such portfolio characteristics information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of material, non-public portfolio characteristics information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.
However, upon request, a Fund will provide certain non-public portfolio characteristics information to any (i) shareholder or (ii) non-shareholder (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data providers) whose request for such information satisfies and/or serves a legitimate business purpose for the Fund. Examples of portfolio characteristics information include, but are not limited to, statistical information about a Fund’s portfolio. Portfolio characteristics information that is made available upon request would normally include:
•   Asset Allocation Information – The allocation of a Fund’s portfolio among asset classes, regions, countries, industries, sub-industries, sectors, sub-sectors, strategies or subadvisers; credit quality ratings; and weighted average market capitalization ranges.
•   Financial Characteristics Information – The financial characteristics of a Fund’s portfolio, such as alpha; beta; R-squared; Sharpe ratio; information ratio; standard deviation; tracking error; various earnings and price based ratios (e.g., price-to-earnings and price-to-book); value at risk (VaR); duration information; weighted-average maturity/life; portfolio turnover; attribution; and other aggregated risk statistics (e.g., aggregate liquidity classification information).
In accordance with the policy, this type of portfolio characteristics information that is made available upon request will be disclosed in accordance with, and subject to the time lag indicated in, the schedule below. This portfolio characteristics information may be requested by calling Goldman Sachs & Co. LLC toll-free at 1-800-526-7384 (for Class A, Class C, Class R and Investor Shareholders) or 1-800-621-2550 (for Institutional, Service, Administration, Separate Account Institutional, Class R6 and Class P Shareholders). Portfolio characteristics information that is otherwise publicly available may be disclosed without these time lags.
The type and volume of portfolio characteristics information that is made available upon request will vary among the Goldman Sachs Funds (depending on the investment strategies and the portfolio management team of the applicable Fund). If portfolio characteristics information is disclosed to one recipient, it must also be disclosed to all other eligible recipients requesting the same information. However, under certain circumstances, the volume of portfolio characteristics information provided to one recipient may differ from the volume of portfolio characteristics information provided to other recipients.
Type of Information	When Available Upon Request
Portfolio Characteristics Information
Prior to 15 Business Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

(Except for Aggregate Liquidity Classification Information)	15 Business Days After Month-End: May disclose to (i) shareholders and (ii) any non-shareholder whose request satisfies and/or serves a legitimate business purpose for the applicable Fund.

Type of Information	When Available Upon Request
Aggregate Liquidity Classification Information
Prior to 90 Calendar Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

90 Calendar Days After Month-End: May disclose to (i) shareholders and (ii) any non-shareholder whose request satisfies and/or serves a legitimate business purpose for the applicable Fund.
In addition, the Funds described in this SAI currently intend to publish certain portfolio characteristics information on the Trust’s website (http://www.gsamfunds.com) as of the end of each month or fiscal quarter, and such information will generally be subject to a 15 day lag. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website or the availability of this information by calling Goldman Sachs & Co. LLC at the toll-free numbers listed above.
Oversight of the Policy. Under the policy, Fund Representatives will periodically supply the Board of the Trustees with a list of third parties who receive non-public portfolio holdings information and material, non-public portfolio characteristics information pursuant to an ongoing arrangement subject to a confidentiality agreement and agreement not to trade on the basis of such information in violation of the federal securities laws. In addition, the Board receives information, on a quarterly basis, on such arrangements that were permitted during the preceding quarter. Under the policy, the Investment Adviser’s legal and compliance personnel authorize the disclosure of portfolio holdings information and portfolio characteristics information.
Disclosure of Current NAV Per Share
Each Fund’s current NAV per share is available by contacting the Fund at 1-800-621-2550.
Miscellaneous
The Funds reserve the right to pay redemptions by making in-kind distributions of the Funds’ investments (instead of cash). The securities distributed in-kind would be valued for this purpose using the same method employed in calculating the Funds’ NAV per share. See “NET ASSET VALUE.” If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
The right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of the Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)
As stated in the Prospectus, the Trust may authorize Intermediaries and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Intermediaries or other institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.
In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any distributions paid by the Fund are reflected in account statements from the Transfer Agent.

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.
Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.
Large Trade Notifications
The Transfer Agent may from time to time receive notice that an Intermediary has received a purchase, redemption or exchange order for a large trade in the Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order may not have been processed at the time the Fund entered into such portfolio transactions. This practice provides for a closer correlation between the time shareholders place large trade orders and the time the Fund enters into portfolio transactions based on those orders, and may permit the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. The Intermediary may not, however, ultimately process the order. In this case, (i) if the Fund enters into portfolio transactions in anticipation of an order for a large redemption of Fund shares or (ii) if the Fund enters into portfolio transactions in anticipation of an order for a large purchase of Fund shares and such portfolio transactions occur on the date on which the Intermediary indicated that such order would occur, the Fund will bear any borrowing, trading overdraft or other transaction costs or investment losses resulting from such portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.
Line of Credit
As of October 31, 2021, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility together with funds of the Trust, Goldman Sachs Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2021, the Funds did not have any borrowings under the facility.
Corporate Actions
From time to time, the issuer of a security held in the Funds’ portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that the Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of the Funds’ investment portfolio.
In cases where the Funds or an Underlying Manager receives sufficient advance notice of a voluntary corporate action, an Underlying Manager will exercise its discretion, in good faith, to determine whether the Funds will participate in that corporate action. If the Funds or an Underlying Manager does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Funds’ investment portfolio.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of February 14, 2022, the following shareholders were shown in the Trust’s records as owning 5% or more of a Fund’s shares. Except as listed below, the Trust does not know of any other person who owns of record or beneficially 5% or more of a Fund’s Shares:
Multi-Manager Global Equity Fund
Class	Name/Address	Percentage of Class
Class R6	Motorola Solutions Retirement Trust, 2000 Progress Parkway, Schaumburg, IL 60196-4000	50.67%*
Class R6	Discover Financial, Services Pension Plan, 2500 Lake Cook Road, Riverwoods, IL 60015-3851	12.17%
Class R6	Chick-Fil-A Inc., Amended and Restated Defined Benefit Pension Plan Trust, 5200 Buffington Road, Atlanta GA 30349-2945	10.85%
Class R6	Christian School Pension Trust Fund, 2969 Prairie Street SW, Suite 102, Grandville, MI 49418- 2008	8.04%
Class R6	Valvoline LLC, Defined Benefit Trust, 100 Valvoline Way, Lexington, KY 40509-2714	5.09%
Multi-Manager Non-Core Fixed Income Fund
Class	Name/Address	Percentage of Class
Class R6	Motorola Solutions Retirement Trust, 2000 Progress Parkway, Schaumburg, IL 60196-4000	16.19%
Class R6	Sprint Master Trust, 6200 Sprint Parkway, Overland Park, KS 66251-6117	9.86%
Class R6	Christian School Pension Trust Fund, 2969 Prairie Street SW, Suite 102, Grandville, MI 49418- 2008	7.14%
Class R6	Cargill Sup Goldman Sachs Multi Manager Non-Core Fixed Income Fund 332214, 9320 Excelsior Blvd MS 15-6-9320, Hopkins, MN 55343-9469	9.35%
Class R6	Whirlpool Corp. & Subsidiary, Employees Retirement Trust, 2000 N. M. 63, Benton Harbor, MI 49022-2692	5.08%
Class R6	Thompson Reuters Group Pension Plan, 610 Opperman Dr, Eagan, MN 55123-1340	9.89%
Multi-Manager Real Assets Strategy Fund
Class	Name/Address	Percentage of Class
Class R6	Motorola Solutions Retirement Trust, 2000 Progress Parkway, Schaumburg, IL 60196-4000	19.97%
Class R6	KPMG Pension Plan, 3 Chestnut Ridge Road, Montvale, NJ 07645-1842	8.32%
Class R6	Public Pension Agency, Al-Washem St. Al Murabba, P.O. Box 18364, Riyadh 11168, Saudi Arabia	9.38%
Class R6	Sprint Master Trust, 6200 Sprint Parkway, Overland Park, KS 66251-6117	7.81%
Class R6	Christian School Pension Trust Fund, 2969 Prairie Street SW, Suite 102, Grandville, MI 49418- 2008	8.68%
Class R6	Deloitte LLP Master Pension Trust, 30 Rockefeller Plaza, New York, NY 10112-0015	8.96%
*
Entity owned more than 25% of the outstanding shares of a Fund. A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a control person and could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

APPENDIX A DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
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Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – Securities possess high short-term default risk. Default is a real possibility.
“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.
“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.
DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The “R-1” and “R-2” rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by DBRS for commercial paper and short-term debt:
“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
2-A

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Long-Term Credit Ratings
The following summarizes the ratings used by S&P Global Ratings for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
3-A

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
4-A

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
The following summarizes long-term ratings used by Fitch:
“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” – A “CCC” rating indicates that substantial credit risk is present.
“CC” – A “CC” rating indicates very high levels of credit risk.
“C” – A “C” rating indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.
“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.
The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of the claims. All rating categories other than “AAA” and “D” also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:
5-A

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Long-term debt rated “BB” is of speculative , non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Municipal Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.
Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3”—while speculative
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grade short-term obligations are designated “SG.” The following summarizes the ratings used by Moody’s for these short-term obligations:
“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.
“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
“NR” – Is assigned to an unrated obligation.
Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.
About Credit Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.
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Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.
Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.
The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.
DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.
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APPENDIX B GSAM PROXY VOTING GUIDELINES SUMMARY
Effective March 2021
The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.
A. U.S. Proxy Items
1. Operational Items	2-B
2. Board of Directors	2-B
3. Executive Compensation	5-B
4. Director Nominees and Proxy Access	7-B
5. Shareholders Rights and Defenses	8-B
6. Mergers and Corporate Restructurings	9-B
7. State of Incorporation	9-B
8. Capital Structure	9-B
9. Environmental, Social, Governance (ESG) Issues	10-B
B. Non-U.S. Proxy Items
1. Operational Items	13-B
2. Board of Directors	14-B
3. Compensation	17-B
4. Board Structure	17-B
5. Capital Structure	17-B
6. Mergers and Corporate Restructurings and Other	19-B
7. Environmental, Social, Governance (ESG) Issues	20-B
C. Japan Proxy Items
1. Operational Items	20-B
2. Board of Directors	21-B
3. Statutory Auditors	24-B
4. Compensation	24-B
5. Board Structure	25-B
6. Capital Structure	25-B
7. Mergers and Corporate Restructurings and Other	26-B
8. Environmental, Social, Governance (ESG) Issues	27-B
I. BACKGROUND	95-C
II. PROXY VOTING POLICIES	95-C
III. PROXY VOTING PROCEDURES	96-C
IV. PROXY VOTING-RELATED DISCLOSURE	97-C
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A. U.S. Proxy Items
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments of operating and/or holding companies.
1.  Operational Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
•  An auditor has a financial interest in or association with the company, and is therefore not independent;
•  There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•  Fees for non-audit services are excessive (generally over 50% or more of the audit fees).
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.
2.  Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.
When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.
Vote AGAINST or WITHHOLD from the full board if the board does not have at least one woman director.
Vote AGAINST or WITHHOLD from the Nominating Committee if the board does not have at least one woman director and at least one other diverse board director.
Classification of Directors
Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.
Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD from individual directors who:
•  Attend less than 75% of the board and committee meetings without a disclosed valid excuse;
•  Sit on more than five public company boards;
2-B

•  Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (per the Classification of Directors above) when:
•  The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
•  The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.
Vote AGAINST or WITHHOLD from members of the appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. Extreme cases may warrant a vote against the entire board.
•  Material failures of governance, stewardship, or fiduciary responsibilities at the company;
•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•  At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);
•  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).
•  The average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•  The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
•  The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•  There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•  No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
3-B

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.
In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:
•  The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•  If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Shareholder proposal regarding Independent Chair (Separate Chair/CEO)
Vote on a CASE-BY-CASE basis.
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•  Two-thirds independent board;
•  All independent “key” committees (audit, compensation and nominating committees); or
•  Established, disclosed governance guidelines.
Shareholder proposal regarding board declassification
GSAM will generally vote FOR proposals requesting that the board adopt a declassified board structure.
Majority Vote Shareholder Proposals
GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
GSAM will generally support shareholder proposals to restore or provide cumulative unless:
•  The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.
4-B

3.  Executive Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•  AGAINST Management Say on Pay (MSOP) Proposals; or
•  AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•  If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:
•  The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•  There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors Considered Include:
•  Pay for Performance Disconnect;
•  GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•  Long-term equity-based compensation is 100% time-based;
•  Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
•  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•  Egregious employment contracts;
•  Excessive perquisites or excessive severance and/or change in control provisions;
5-B

•  Repricing or replacing of underwater stock options without prior shareholder approval;
•  Excessive pledging or hedging of stock by executives;
•  Egregious pension/SERP (supplemental executive retirement plan) payouts;
•  Extraordinary relocation benefits;
•  Internal pay disparity; and
•  Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans -- Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
•  Broad-based participation;
•  Limits on employee contributions;
•  Company matching contributions; and
•  Presence of a discount on the stock price on the date of purchase.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•  Rationale for the re-pricing;
•  If it is a value-for-value exchange;
•  If surrendered stock options are added back to the plan reserve;
•  Option vesting;
•  Term of the option--the term should remain the same as that of the replaced option;
•  Exercise price--should be set at fair market or a premium to market;
•  Participants--executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Frequency on Pay)
Vote FOR annual frequency.
6-B

Stock retention holding period
Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.
Also consider:
•  Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.
Elimination of accelerated vesting in the event of a change in control
Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.
Performance-based equity awards and pay-for-superior-performance proposals
Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)
Generally vote AGAINST proposals asking for shareholder votes on SERP.
4. Director Nominees and Proxy Access
Voting for Director Nominees (Management or Shareholder)
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•  Long-term financial performance of the target company relative to its industry;
•  Management’s track record;
•  Background of the nomination, in cases where there is a shareholder nomination;
•  Qualifications of director nominee(s);
•  Strategic plan related to the nomination and quality of critique against management;
•  Number of boards on which the director nominee already serves; and
•  Likelihood that the board will be productive as a result.
Proxy Access
Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.
GSAM may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:
•  The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);
7-B

•  The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and
•  Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.
GSAM will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
5.  Shareholders Rights and Defenses
Shareholder Ability to Act by Written Consent
Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
•  The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•  The company has a history of strong governance practices.
Shareholder Ability to Call Special Meetings
Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Shareholder Voting Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:
•  a shareholder-approved poison pill in place; or
•  adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
8-B

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
6.  Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
7.  State of Incorporation
Reincorporation Proposals
GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive venue for shareholder lawsuits
Generally vote FOR on exclusive venue proposals, taking into account:
•  Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
•  Whether the company has the following good governance features:
•  Majority independent board;
•  Independent key committees;
•  An annually elected board;
•  A majority vote standard in uncontested director elections;
•  The absence of a poison pill, unless the pill was approved by shareholders; and/or
•  Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.
8.  Capital Structure
Common and Preferred Stock Authorization
Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.
9-B

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.
9.  Environmental, Social, Governance (ESG) Issues
Overall Approach
GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.
Shareholder proposals considered under this category could include, among others, reports on:
1)employee labor and safety policies;
2)impact on the environment of the company’s production or manufacturing operations;
3)societal impact of products manufactured;
4)risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5)overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•  If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  Whether adoption of the proposal is likely to enhance or protect shareholder value;
•  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•  What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•  Whether the subject of the proposal is best left to the discretion of the board;
•  Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
10-B

Environmental Sustainability, climate change reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’ recommendations, or a similar standard within a specified time frame;
•  If the company’s current level of disclosure is comparable to that of its industry peers; and
•  If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Establishing goals or targets for emissions reduction
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•  Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•  Calling for the reduction of Greenhouse Gas (GHG) emissions;
•  Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•  Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•  Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•  Requesting a company report on its energy efficiency policies; and
•  Requesting reports on the feasibility of developing renewable energy resources.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity.  When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•  There is no significant potential threat or actual harm to shareholders’ interests;
•  There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•  There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
11-B

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
GSAM generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Gender Identity and Sexual Orientation
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•  The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•  The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•  Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•  Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•  The degree to which existing relevant policies and practices are disclosed;
•  Whether or not existing relevant policies are consistent with internationally recognized standards;
•  Whether company facilities and those of its suppliers are monitored and how;
•  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•  The scope of the request; and
•  Deviation from industry sector peer company standards and practices.
12-B

B. Non-U.S. Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments in operating and/or holding companies.  Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.  Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•  There are concerns about the accounts presented or audit procedures used; or
•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•  There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Name of the proposed auditor has not been published;
•  The auditors are being changed without explanation;
•  Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•  The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•  There are serious concerns about the statutory reports presented or the audit procedures used;
•  Questions exist concerning any of the statutory auditors being appointed; or
•  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•  The dividend payout ratio has been consistently low without adequate explanation; or
•  The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
13-B

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2.  Board of Directors
Director Elections
•  Vote FOR management nominees taking into consideration the following:
•  Adequate disclosure has not been provided in a timely manner; or
•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
•  There are reservations about:
•  Director terms
•  Bundling of proposals to elect directors
•  Board independence
•  Disclosure of named nominees
•  Combined Chairman/CEO
•  Election of former CEO as Chairman of the board
•  Overboarded directors
•  Composition of committees
14-B

•  Director independence
•  Number of directors on the board
•  Lack of gender diversity on the board
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•  Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or
There are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Vote AGAINST the Nominating Committee if the board does not have at least one woman director.
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•  Company performance relative to its peers;
•  Strategy of the incumbents versus the dissidents;
•  Independence of board candidates;
•  Experience and skills of board candidates;
•  Governance profile of the company;
•  Evidence of management entrenchment;
•  Responsiveness to shareholders;
•  Whether a takeover offer has been rebuffed; and
•  Whether minority or majority representation is being sought.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Classification of directors
Executive Director
•  Employee or executive of the company;
•  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•  Any director who is attested by the board to be a non-independent NED;
•  Any director specifically designated as a representative of a significant shareholder of the company;
•  Any director who is also an employee or executive of a significant shareholder of the company;
15-B

•  Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•  Government representative;
•  Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•  Relative of a current employee of the company or its affiliates;
•  Relative of a former executive of the company or its affiliates;
•  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•  Founder/co-founder/member of founding family but not currently an employee;
•  Former executive (5 year cooling off period);
•  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•  No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•  Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•  Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•  Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•  Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
16-B

3. Compensation
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
4.  Board Structure
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Chairman CEO combined role (for applicable markets)
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•  Two-thirds independent board, or majority in countries where employee representation is common practice;
•  A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•  Fully independent key committees; and/or
•  Established, publicly disclosed, governance guidelines and director biographies/profiles.
5.  Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.
17-B

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•  The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
18-B

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
GSAM will generally recommend FOR share repurchase programs taking into account whether:
•  The share repurchase program can be used as a takeover defense;
•  There is clear evidence of historical abuse;
•  There is no safeguard in the share repurchase program against selective buybacks;
•  Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
6.  Mergers and Corporate Restructurings and Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
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Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•  The parties on either side of the transaction;
•  The nature of the asset to be transferred/service to be provided;
•  The pricing of the transaction (and any associated professional valuation);
•  The views of independent directors (where provided);
•  The views of an independent financial adviser (where appointed);
•  Whether any entities party to the transaction (including advisers) is conflicted; and
•  The stated rationale for the transaction, including discussions of timing.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.
7. Environmental, Social, Governance (ESG) Issues
Please refer to page 12 for our current approach to these important topics.
C. Japan Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments in operating and/or holding companies.  Applying these guidelines is not inclusive of all considerations in the Japanese market.
1.  Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•  There are concerns about the accounts presented or audit procedures used; or
•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
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Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•  There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Name of the proposed auditor has not been published;
•  The auditors are being changed without explanation;
•  Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•  The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•  The dividend payout ratio is less than 20%, and is not appropriate or sufficient when considering the company’s financial position; or
•  The company proposes the payments even though the company posted a net loss for the year under review, and the payout is excessive given the company’s financial position;
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
2.  Board of Directors
Vote AGAINST the Nominating Committee if the board does not have at least one woman director. For Japanese boards with statutory auditors or audit committee structure, vote AGAINST top executives.
Vote AGAINST top executives when the company has an excessive amount of strategic shareholdings.
Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.
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Classification of Directors
Inside Director
•  Employee or executive of the company;
•  Any director who is not classified as an outside director of the company.
Non-Independent Non-Executive Director (affiliated outsider)
•  Any director specifically designated as a representative of a significant shareholder of the company;
•  Any director who is/was also an employee or executive of a significant shareholder of the company;
•  Beneficial owner (direct or indirect) of at least 10% of the company’s stock, or one of the top 10 shareholders, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%)
•  Government representative;
•  Currently provides or previously provided professional services to the company or to an affiliate of the company;
•  Represents customer, supplier, creditor, banker, or other entity with which company maintains
•  transactional/commercial relationship (unless company discloses information to apply a materiality test);
•  Any director who worked at the company’s external audit firm (auditor).
•  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•  Relative of a current employee of the company or its affiliates;
•  Any director who works or has worked at a company whose shares are held by the company in question as strategic shareholdings (i.e. “cross-shareholdings”)
•  Former executive;
•  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
“Cooling off period” for former employees or executives’ representation of significant shareholders and other stakeholders, as well as professional services is considered based on the market best practices and liquidity of executive labor market.
Independent Non-Executive Directors (independent outsider)
No material connection, either directly or indirectly, to the company other than a board seat.
Board Independence
Vote AGAINST top executives when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.
At companies adopting an audit committee structure, vote AGAINST affiliated outside directors who are audit committee members.
At companies adopting a U.S.-type three committee structure, vote AGAINST affiliated outside directors when less than a majority of the board consists of independent outside directors.
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At controlled companies, vote AGAINST top executives when the board consists of fewer than two independent outside directors or less than 1/3 of the board consists of independent outside directors.
Non-Contested Director Elections
Vote FOR management nominees taking into consideration the following:
•  The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or
•  Adequate disclosure has not been provided in a timely manner; or
•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
There are reservations about:
•  Director terms
•  Bundling of proposals to elect directors
•  Board independence
•  Disclosure of named nominees
•  Combined Chairman/CEO
•  Election of former CEO as Chairman of the board
•  Overboarded directors
•  Composition of committees
•  Director independence
•  Number of directors on the board
•  Lack of gender diversity on the board
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•  Attendance at less than 75% of the board and committee meetings without a disclosed valid excuse; or
•  Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Contested Director Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•  Company performance relative to its peers;
•  Strategy of the incumbents versus the dissidents;
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•  Independence of board candidates;
•  Experience and skills of board candidates;
•  Governance profile of the company;
•  Evidence of management entrenchment;
•  Responsiveness to shareholders;
•  Whether a takeover offer has been rebuffed;
•  Whether minority or majority representation is being sought.
3.  Statutory Auditors
Auditor Independence
Vote AGAINST affiliated outside statutory auditors.
For definition of affiliated outsiders, see “Classification of Directors”
Statutory Auditor Appointment
Vote FOR management nominees taking into consideration the following:
•  Adequate disclosure has not been provided in a timely manner; or
•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•  Attendance at less than 75% of the board and statutory auditor meetings without a disclosed valid excuse; or
•  Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
4.  Compensation
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
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Vote AGAINST proposals to introduce retirement bonuses for outside directors and/or outside statutory auditors, unless the amounts are disclosed and are not excessive relative to other companies in the country or industry.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and statutory auditors on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
5.  Board Structure
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Chairman CEO combined role
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•  Two-thirds independent board, or majority in countries where employee representation is common practice;
•  A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•  Fully independent key committees; and/or
•  Established, publicly disclosed, governance guidelines and director biographies/profiles.
6.  Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
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The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Share Repurchase Plans
GSAM will generally recommend FOR share repurchase programs taking into account whether:
•  The share repurchase program can be used as a takeover defense;
•  There is clear evidence of historical abuse;
•  There is no safeguard in the share repurchase program against selective buybacks;
•  Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
7.  Mergers and Corporate Restructurings and Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
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Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless certain conditions are met to ensure the proposal is intended to enhance shareholder value, including consideration of the company’s governance structure, the anti-takeover defense duration, the trigger mechanism and governance, and the intended purpose of the antitakeover defense.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
The parties on either side of the transaction;
•  The nature of the asset to be transferred/service to be provided;
•  The pricing of the transaction (and any associated professional valuation);
•  The views of independent directors (where provided);
•  The views of an independent financial adviser (where appointed);
•  Whether any entities party to the transaction (including advisers) is conflicted; and
•  The stated rationale for the transaction, including discussions of timing.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.
8.  Environmental, Social, Governance (ESG) Issues
Please refer to page 12 for our current approach to these important topics.
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APPENDIX C UNDERLYING MANAGERS PROXY VOTING GUIDELINES SUMMARIES
ARES CAPITAL MANAGEMENT II LLC
Proxy Voting Policies
Proxy Voting
Rule 206(4)-6 under the Advisers Act prohibits a registered investment adviser from exercising voting authority with respect to client voting securities unless the adviser has adopted and implemented written Policies and Procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients.
In addition, the adviser must describe its proxy voting Procedures to its clients and provide copies upon request, and must disclose to its clients how they may obtain information on how the adviser voted their proxies.
Rule 204-2 of the Advisers Act requires a registered investment adviser to retain certain records in connection with the proxy voting Procedures adopted by Ares.
Ares focuses primarily on fixed income securities and bank debt, but clients may also acquire voting securities. In instances where a client owns equity securities in which it has the right to vote via shareholder proxy (each a “Voting Security”), Ares generally retains proxy voting authority with respect to these Voting Securities. Ares recognizes that proxy voting is an important right of shareholders and that reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Accordingly, Ares has adopted the following Proxy Voting Policies and Procedures for the purpose of complying and implementing compliance with Rules 206(4)-6 and 204-2.
Proxy Voting Policies
Where Ares has been granted discretion by a Client to exercise by proxy the voting rights of securities beneficially owned by such Client (the “Client Securities”), Ares will exercise all voting rights delegated to us by the Client with respect to Client Securities, except as provided in this Manual.
In determining how to vote, investment professionals of Ares will consult with each other, taking into account the interests of each Client and its Investors as well as any potential conflicts of interest. In general, Ares will vote proxies in accordance with the guidelines set out below, which are designed to maximize the value of Client Securities (the “Guidelines”), unless any of the following is true:
•   Ares’ agreement with the Client requires it to vote proxies in a certain way
•   Ares has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote
•   the subject matter of the vote is not covered by the Guidelines
•   a material conflict of interest is present
•   Ares finds it necessary to vote contrary to the Guidelines to maximize Investor value or the best interests of the Client
In the absence of Guidelines with respect to a particular matter, Ares will vote proxies so as to maximize the economic value of the Client Securities and otherwise serve the best interests of each Client. Ares will follow the Procedures with respect to conflicts of interests described below.
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Proxy Voting Procedures
Voting Client Proxies
Subject to the Proxy Voting Policies stated above, Ares will generally use the following guidelines in reviewing proxy issues:
•   Elections of Directors In general, Ares will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the board of directors of an issuer of Client Securities (an “Issuer”) or Ares determines that there are other compelling reasons for withholding the Client’s vote, it will determine the appropriate vote on the matter. Among other reasons, Ares may withhold votes for directors when any of the following are true:
•  Ares believes a direct conflict of interest exists between the interests of a director and the stockholders
•  Ares concludes that the actions of a director are unlawful, unethical, or negligent
•  Ares believes a director is entrenched or dealing inadequately with performance problems or is acting with insufficient independence between the board and management
•  Ares believes that, with respect to directors of non-US issuers, there is insufficient information about the nominees disclosed in the proxy statement
•   Appointment of Auditors As Ares believes that an Issuer remains in the best position to choose its independent auditors, Ares will generally support management’s recommendation in this regard.
•   Changes in Capital Structure Changes in the charter or bylaws of an Issuer may be required by state or federal regulation. In general, Ares will cast a Client’s votes in accordance with the management on such proposals. However, Ares will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.
•   Corporate Restructurings; Mergers and Acquisitions As Ares believes that proxy votes dealing with corporate reorganizations are an extension of the investment decision, Ares will analyze such proposals on a case-by-case basis and vote in accordance with its perception of each Client’s interests.
•   Proposals Affecting Shareholder Rights Ares will generally cast a Client’s votes in favor of proposals that give shareholders a greater voice in the affairs of an Issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, Ares will balance the financial impact of the proposal against any impairment of shareholder rights as well as of the client’s investment in the Issuer.
•   Corporate Governance As Ares recognizes the importance of good corporate governance, Ares will generally favor proposals that promote transparency and accountability within an Issuer.
•   Anti-Takeover Measures Ares will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.
•   Stock Splits Ares will generally vote with management on stock split matters.
•   Limited Liability of Directors Ares will generally vote with management on matters that could adversely affect the limited liability of directors.
•   Social and Corporate Responsibility Ares will review proposals related to social, political, and environmental issues to determine whether they may adversely affect shareholder value. Ares may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.
•   Executive and Directors Compensation Ares will evaluate, on a case-by-case basis, any proposals regarding stock option and compensation plans. We will generally vote against any proposed plans that may result in excessive transfer of shareholder value, that permit the repricing of underwater options, or that include an option exercise price that is below the market price on the day of the grant. We will generally vote for proposals requiring top executive and director compensation for “golden parachutes” to be submitted for shareholder approval.
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Disclosure
Ares will inform each Client of the proxy voting Policies and Procedures described here. Ares will inform each client of any changes in Ares’ proxy voting Policies and Procedures, and upon request Ares will promptly provide to a Client a copy of Ares’ proxy voting Policies and Procedures as then in effect. A description of the proxy voting Policies and Procedures and the availability of a copy to a Client upon request are set forth in Ares’ Form ADV Part 2A.
Conflicts of Interest
If a potential conflict of interest exists, Ares may choose to resolve the conflict by following the recommendation of a disinterested third party, by seeking the direction of each affected Client (which direction will be sought from the independent directors of ARCC where it is the affected Client) or, in extreme cases, by abstaining from voting. In any event, Ares will not delegate its voting authority to any third party, although it may retain an outside service to provide voting recommendations and to assist in analyzing votes.
Some examples of potential conflicts of interest include:
•   Ares provides investment advice to an officer or director of an issuer and Ares receives a proxy solicitation from that issuer, or a competitor of that issuer
•   an issuer or some other third party offers Ares or an Associate compensation in exchange for voting a proxy in a particular way
•   an Associate or a member of an Associate’s household has a personal or business relationship with an issuer
•   an Associate has a beneficial interest contrary to the position held by Ares on behalf of its clients
•   Ares holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios
•   any other circumstance where Ares’ duty to service its Clients’ interest could be compromised
Recordkeeping
An officer of Ares will retain the following records pertaining to these proxy voting Policies and Procedures in accordance with Rule 204-2 under the Advisers Act:
•   proxy voting Policies and Procedures
•   all proxy statements received (or Ares may rely on proxy statements filed on the EDGAR system of the SEC)
•   records of votes cast
•   records of requests for proxy voting information by Clients and a copy of any written response by Ares to any Client request on how Ares voted proxies on behalf of the requesting Client
•    any specific documents prepared or received in connection with a decision on a proxy vote
If Ares uses an outside service, it may rely on such service to maintain copies of proxy statements and records, so long as the service will provide a copy of such documents promptly upon request.
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AXIOM INVESTORS LLC
Proxy Voting Policies and Guidelines
2021
I. General Policies and Potential Conflicts of Interest
A. General Policies
Axiom International Investors, LLC (“Axiom”) has adopted these proxy voting policies and guidelines (the “Policies”) with respect to securities owned by clients for which Axiom serves as investment adviser and has the power to vote proxies. Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) requires investment advisers that have voting authority with respect to securities held in their clients’ accounts to exercise a duty of care by monitoring corporate actions and voting proxies. To satisfy its duty of loyalty, an adviser must cast proxy votes in the best interests of its clients and not in a way that advances the adviser’s interests above those of its clients. In addition to these SEC requirements governing registered investment advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994), as well as the 2019 SEC guidance regarding proxy voting.2
The Policies are designed to reasonably ensure that Axiom votes proxies in the best interest of clients for which it has voting authority, and describe how Axiom addresses material conflicts between its interests and those of its clients with respect to proxy voting. Under the Policies, Axiom will generally vote proxies by considering those factors that would affect the value of the securities held in clients’ accounts.
As a general matter, Axiom considers, but is not required to adhere to, the proxy voting guidelines established by Institutional Shareholder Services Inc. (“ISS”) when casting proxy votes on behalf of clients.
ISS is an independent third party that specializes in providing a variety of fiduciary-level proxy related services to institutional investment managers. ISS provides Axiom with in-depth research, voting recommendations, vote execution and recordkeeping. However, Axiom recognizes that there are certain types of proposals that may result in different voting positions being taken with respect to the different issuers. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering adequate justification. In addition, Axiom generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. Axiom reviews proxy issues on a case-by-case basis, and there are instances when our judgment of the anticipated effect on the best interests of our clients may warrant exceptions to the policies on specific issues set forth in Section II.
B. Conflicts of Interest
Axiom is responsible for identifying potential conflicts of interest in the process of voting proxies on behalf of its clients. Examples of potential conflicts of interest include situations where Axiom or personnel of Axiom: (1) provide services to a company whose management is soliciting proxies; (2) have a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast; or (3) have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.
Axiom may address material conflicts between its interests and those of its advisory clients by using any of the following methods: (1) adopting a policy of disclosing the conflict to clients and obtaining their consent before voting; (2) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter presented to clients involves minimal discretion on the part of Axiom; or (3) using the recommendations of an independent third party.

2
Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers, Release Nos. IA-5325; IC-33605 (Aug. 21, 2019); Commission Interpretation and Guidance Regarding Applicability of the Proxy Rules to Proxy Voting Advice, Release
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In the event that Axiom becomes aware of a conflict of interest between Axiom and ISS, Axiom will make an independent decision on how to vote, which may or may not be consistent with ISS guidelines. ISS will then execute the vote as directed by Axiom.
II. Axiom’s Policies on Specific Issues
A. Management Proposals
Axiom will typically support ISS’s recommendation on management proposals. However, in the event that Axiom decide to vote a proxy (or a particular proposal within a proxy) in a manner different from the ISS recommendation, Axiom will document the reasons supporting the decision.
B. Shareholder Proposals
Axiom will typically support ISS’s recommendation on shareholder proposals. However, in the event that Axiom decides to vote a proxy (or a particular proposal within a proxy) in a manner different from the ISS recommendation, Axiom will document the reasons supporting the decision.
C. Deviation from ISS Guidelines
If ISS is (i) unable to complete or provide its research and analysis regarding a security on a timely basis, or (ii) Axiom determines that voting in accordance with ISS guidelines is not in the best interest of the client, Axiom will not vote in accordance with ISS guidelines. In such cases, Axiom will make an independent decision on how to vote, which may or may not be consistent with ISS guidelines. ISS will then execute the vote as directed by Axiom.
D. Foreign Issuers – Share Blocking
In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, Axiom must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. In many cases, the disadvantage of being unable to sell the stock regardless of changing conditions outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, Axiom generally will not vote those proxies in the absence of an unusual, highly material vote.
E. Foreign Issuers – Beneficial Owner Meeting Attendance Requirement
Some foreign markets require the Beneficial Owner to attend a meeting in order to cast a vote. Accordingly, Axiom will generally not vote those proxies.
F. Share Lending
At times, Axiom and/or ISS may not be able to vote proxies on behalf of clients when our clients lend securities to third parties beyond our control.

No. 34-86721 (Aug. 21, 2019).
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III. Procedures for Reviewing and Voting Proxies
A. Procedures
Whenever possible proxy solicitations from securities held for client accounts who have delegated proxy voting responsibility to Axiom are sent directly by the client’s custodian to Axiom’s proxy voting vendor, ISS, Axiom will use its best judgment to vote proxies in the best interests of its clients and will typically follow the recommendations of ISS. In the event that Axiom decides to vote a proxy (or a particular proposal within a proxy) in a manner different from the ISS recommendation, Axiom will document the reasons supporting the decision.
Any proposal where Axiom has decided to vote differently than the ISS recommendation and it is determined a material conflict of interest exists between Axiom and its clients as a result of voting differently on such proposal, that proposal will be directed to the Chief Compliance Officer for consideration. The Chief Compliance Officer will recommend to the Chief Investment Officer and Portfolio Manager the appropriate voting response for such proposal by applying one of the methods identified in Section I.B. of the Policies. For each proposal for which a material conflict of interest exists and Axiom votes contrary to ISS, the Chief Compliance Officer shall prepare a memorandum (a “Material Conflict Memorandum”), to be kept with the record of the proxy vote, that identifies the material conflict of interest and the method used for determining how to vote on the proposal.
B. Amending Axiom’s Policies on Specific Issues
Axiom will periodically review Axiom’s Policies on Specific Issues to ensure that they contain appropriate guidance for determining how votes will be cast on a variety of matters and the underlying rationale for such determination.
C. Supplemental Information of Issuers
In the event that Axiom becomes aware that an issuer intends to file or has filed with the SEC supplemental information in response to ISS’ voting recommendation, whether or not Axiom received or intends to follow such recommendation, the Chief Compliance Officer will review such supplemental information. If Axiom has not yet executed the related proxy vote(s) or provided instructions to ISS, the Chief Compliance Officer will provide the supplemental information to the relevant Portfolio Manager(s). If Axiom has already executed the related proxy vote(s) or provided instructions to ISS, the Chief Compliance Officer will review the supplemental information and, if determined to be material to the related proxy vote(s), will provide the supplemental information to the relevant Portfolio Manager(s) in order to permit reconsideration of the related proxy vote(s). The Portfolio Manager shall communicate to the Chief Compliance Officer whether or not the previously provided voting instructions should be changed.
IV. Proxy Voting Audit Procedures and Oversight of Third-Party Proxy Voting
When Axiom is voting in accordance with ISS guidelines, Axiom will review a sampling of the “pre-populated” votes on the ISS’ electronic voting platform before ISS executes the vote. In instances of voting not in accordance with ISS guidelines, Axiom will itself “pre-populate” votes on the ISS’ electronic voting platform before ISS executes the vote.
Periodically, a random sample of the proxies voted by ISS will be audited by Axiom to ensure ISS is voting in accordance with applicable ISS guidelines or consistent with Axiom’s direction, as applicable, and in order to further evaluate whether Axiom’s voting determinations were consistent with the Policies and in its clients’ best interest.
Axiom will review, no less frequently than annually, ISS, (or any other third-party proxy voting service, as applicable) its policies and methodologies. This review will include, among others, the following topics and determinations:
•   whether ISS has the capacity and competence to adequately analyze proxy issues, including the adequacy and quality of its staffing, personnel and/or technology and any material changes in the ISS staffing and technology since the last review;
•   whether ISS has an effective process for seeking timely input from issuers and its clients with respect to its proxy voting policies, methodologies and peer group constructions;
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•   whether ISS engages with issuers, including its process for ensuring that it has complete and accurate information about the issuer and each particular matter, and ISS’ process, if any, for investment advisers to access the issuers’ views about ISS’ voting recommendations;
•   whether Axiom has sufficient information on and understanding of ISS’ methodologies and the factors underlying ISS’ voting recommendations, including an understanding of how ISS obtains information relevant to its voting recommendations and how it engages with issuers and third parties;
•   whether ISS is independent and can make recommendations in an impartial manner in the best interest of Axiom’s clients. This analysis will include a review of (i) any ISS actual or potential conflicts known to Axiom, (ii) ISS’ policies and procedures on identifying, disclosing and addressing conflicts of interest, and (iii) whether ISS is disclosing its actual or potential conflicts to Axiom in a timely, transparent and accessible manner;
•   ISS’ internal controls, including but not limited to a review of ISS’ business continuity plan, methodologies with respect to implementing Axiom’s voting instructions, proxy record keeping and internal and independent third-party audit certifications;
•   the extent to which ISS has access to non-public information regarding how Axiom intends to vote a Client’s securities and would be permitted to utilize this information in a manner that would not be in the best interest of Axiom’s Clients (e.g., Axiom may consider the extent to which ISS would be permitted to share such information (including information on aggregated voting intentions of ISS’ clients) with third parties);
•   any factual errors, potential incompleteness, or potential methodological weaknesses in the ISS’ analysis known to Axiom and whether such errors, incompleteness or weaknesses materially affected ISS’ voting recommendations. Axiom will also access ISS’ process for disclosure to Axiom and efforts to correct any such identified errors, incompleteness or weaknesses.
In connection with this oversight function, Axiom will ensue that ISS (or any other third-party proxy voting service, as applicable), is prepared to provide additional information to Axiom to assist it with gaining a better understanding of the services that the proxy advisory firm provides, as well as confirming that these services align with Axiom’s own fiduciary duties. Further in connection with this oversight function, Axiom will obtain information about and possibly consider alternative service providers.
V. Annual Review of Policies
Axiom will review, no less frequently than annually, the adequacy of the Policies and the effectiveness of the implementation and determination whether the Policies are reasonably designed to ensure that Axiom casts proxy votes on behalf of its clients in the best interest of such clients.
VI. Disclosure
Axiom will disclose in its Form ADV Part 2A that clients may contact Axiom in order to obtain information on how Axiom voted such client’s proxies, and to request a copy of the Policies. If a client requests this information, the Axiom will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired: (i) the name of the issuer, (ii) the proposal voted upon and (iii) how Axiom voted the client’s proxy. A summary of the Policies will be included in Axiom’s Form ADV Part 2, which is delivered to all clients. The summary will be updated whenever the Policies are updated.
VII. Recordkeeping and Client Reporting
In accordance with Rule 204-2 under the Advisers Act, Axiom shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in Axiom’s office:
1. The Policies and any additional procedures created pursuant to the Policies;
2. a copy of each proxy statement Axiom receives regarding securities held on behalf of its clients, including any supplemental information an issuer files with the SEC that Axiom becomes aware of;
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3. a record of each vote cast by Axiom on behalf of its clients;
4. a copy of any document created by Axiom that was material to making its voting decision or that memorializes the basis for such decision; and
5. a copy of each written request from a client, and response to the client, for information on how Axiom voted the client’s proxies.
BLUEBAY ASSET MANAGEMENT LLP
BLUEBAY ASSET MANAGEMENT USA LLC
Proxy Voting Policy
December 2020
Introduction & cope
BlueBay Asset Management LLP’s (“BlueBay”, the “Company”) are part of the Royal Bank of Canada Group (the “RBC Group”). Given our primary on fixed income based products, investments in shares form only a small proportion of its overall assets under management. Where this may occur is most likely with regards Convertible Bond and High Yield bond investments, where an investment may take on formal voting rights.
This paper outlines BlueBay’s overall approach and procedure (contained in the Appendix) for proxy voting for client securities within managed portfolios.
Review
This Policy will be reviewed annually and, if applicable, updated to reflect changes in circumstances and practice. The Policy is co-owned by the ESG and Compliance functions with oversight provided by the BlueBay ESG Investment Working Group.
Last policy update: December 2020
Approach
The main objective of a company should be to optimise over time, the returns to its investors, this means ensuring the long-term viability of its business (through prudent management of material corporate governance and corporate responsibility issues), and to manage effectively its relationships with stakeholders.
BlueBay has a fiduciary duty to act in the best interests of its clients and manages clients’ assets with the objective of achieving the greatest possible return consistent with their investment objectives.
BlueBay, on behalf of itself and other entities within the BlueBay group (including BlueBay Funds Management Company S.A.), has established a series of principles to be applied when exercising voting rights attached to client securities within managed portfolios. These are that:
•   In reaching a recommendation as to how a proxy should be voted, BlueBay must act prudently and in the best interests of the affected clients and will ensure that voting rights are exercised in accordance with the portfolio’s objectives and investment policies.
•   BlueBay may depart from the principles to avoid voting decisions that may be contrary to clients’ best interests in particular cases.
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•   BlueBay may also choose not to vote where voting may be detrimental to the best interests of clients, such as due to high administrative costs associated with voting or share blocking requirements that “lock up” securities, which would limit liquidity or access to market opportunities.
BlueBay notes UK and international corporate governance systems vary according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. As such in forming a position on the governance of companies, how they meet good practice guidelines according to general as well as local market codes of best practice must be considered.
BlueBay may consider the RBC GAM Proxy Voting Guidelines when making voting decisions. Whilst BlueBay retains the ability to vote in a different manner to that set out in the guidelines, where this occurs, the rationale is documented.
Reporting
Reporting on the use of voting rights, where this has occurred, is available to clients upon request.
Contact details
For more information on our proxy voting policy and procedure, please contact: ESG Investment, BlueBay Asset Management LLP, 77 Grosvenor Street, London, W1K 3JR.
APPENDIX: PROXY VOTING PROCEDURE
Receipt and notification of proxy rights
A third party service provider, ProxyEdge, is used for vote execution services (but not vote advisory ones) and BlueBay’s Operations department receive notifications with regards to holdings of BlueBay funds. Operations are responsible for promptly submitting such materials to the relevant member(s) of the BlueBay portfolio management team. Any onboarding of third party service providers will be subject to BlueBay’s internal due diligence process.
Persons authorised to exercise voting rights
The relevant members of BlueBay’s portfolio management team will be responsible for recommending how proxies relating to securities held by clients in managed portfolios should be voted, taking into account the portfolio’s investment objective and the principles laid out in this Paper.
The relevant personnel will consider each exercise of rights and in particular will take into consideration the best interests of clients, with voting on specific events or issues associated with the board and its committees (e.g. such as board independence and diversity), shareholder rights, audit and internal control, executive remuneration, use of capital (e.g. M&As) and other business, being considered on a case by case basis.
With regards to the voting decision, investment teams retain discretion but will from time to time, as deemed appropriate, consult with the ESG investment function for advice and guidance, for instance around wider governance as well as environmental or social matters. Once a recommendation on how to vote has been determined, this will be communicated to Operations to handle the voting process. The voting decision is documented by Operations.
Conflicts of interest
BlueBay has in place a framework designed to prevent and mitigate conflicts of interest and BlueBay makes a number of public disclosures in this regard. When evaluating any given proxy, the portfolio management team will consider whether or not BlueBay
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has a potential, perceived or actual conflict of interest relating to the security being voted on, such as if a BlueBay Portfolio Manager sits on the Board of Directors of the company. Any such conflict of interest must be notified to BlueBay’s Compliance team for review.
If Compliance deems the conflict to be material, Compliance will determine whether the vote proposed by the portfolio management team is in the best interests of all clients. If Compliance cannot conclusively determine that the vote is in the best interest of the affected client, Compliance will seek the advice of an independent third-party service to provide the proxy voting recommendation. The process will be documented and any recommendation will be reviewed to ensure that they are in line with the client’s best interest.
Segregated mandates
The approach to be taken will be determined by the Investment Management Agreement (IMA) and this will be agreed with relevant departments as part of the client onboarding process.
Record keeping
For regulatory purposes, BlueBay maintains a record of all past proxy voting decisions covering a minimum period of the last seven years.
BOSTON PARTNERS GLOBAL INVESTORS, INC.
Proxy Voting Policies and Procedures
As of March 2021
Boston Partners Global Investors, Inc. (“Boston Partners”) is an Investment Adviser comprised of two divisions, Boston Partners and Weiss, Peck & Greer Partners (“WPG”). Boston Partners’ Governance Committee (the “Committee”) is comprised of representatives from portfolio management, securities analyst, portfolio research, quantitative research, investor relations, sustainability and engagement, and compliance teams. The Committee is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Proxy Voting Policies (the “Proxy Voting Policies”) and updates the Proxy Voting Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, delegates certain functions to internal departments and/or engages third-party vendors to assist in the proxy voting process. Finally, members of the Committee are responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.
To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, Boston Partners has engaged Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Proxy Voting Policies. ISS assists Boston Partners with voting execution through an electronic vote management system that allows ISS to pre-populate and automatically submit votes in accordance with Boston Partners’ Voting Policies. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions and can change votes via ISS’ electronic voting platform at any time before a meeting’s cut off date. ISS also provides recordkeeping and vote-reporting services.
How Boston Partners Votes
For those clients who delegate proxy voting authority to Boston Partners, Boston Partners has full discretion over votes cast on behalf of clients. All proxy votes on behalf of clients are voted the same way; however, Boston Partners may refrain from voting proxies for certain clients in certain markets. These arrangements are outlined in respective client investment management agreements. Boston Partners may also refrain from voting proxies on behalf of clients when shares are out on loan; when share blocking is required to vote; where it is not possible to vote shares; where there are legal or operational difficulties; where Boston
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Partners believes the administrative burden and/ or associated cost exceeds the expected benefit to a client; or where not voting or abstaining produces the desired outcome.
Boston Partners meets with ISS at least annually to review ISS policy changes, themes, methodology, and to review the Proxy Voting Policies. The information is taken to the Committee to discuss and decide what changes, if any, need to be made to the Proxy Voting Policies for the upcoming year.
The Proxy Voting Policies provide standard positions on likely issues for the upcoming proxy season. In determining how proxies should be voted, including those proxies the Proxy Voting Policies do not address or where the Proxy Voting Policies’ application is ambiguous, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments. This is accomplished through engagements with Boston Partners’ analysts and issuers, as well as independent research conducted by Boston Partners’ Sustainability and Engagement Team. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship. If Boston Partners believes that any research provided by ISS or other sources is incorrect, that research is ignored in the proxy voting decision, which is escalated to the Committee so that all relevant facts can be discussed, and a final vote determination can be made. Boston Partners is alerted to proposals that may require more detailed analysis via daily system generated refer notification emails. These emails prompt the Committee Secretary to call a Committee meeting to discuss the items in question.
Although Boston Partners has instructed ISS to vote in accordance with the Proxy Voting Policies, Boston Partners retains the right to deviate from the Proxy Voting Policies if, in its estimation, doing so would be in the best interest of clients.
Conflicts
Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients because Boston Partners votes proxies based on the predetermined Proxy Voting Policies. However, as noted, Boston Partners may deviate from the Proxy Voting Policies in certain circumstances or the Proxy Voting Policies may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that it vote a particular proxy proposal in a manner inconsistent with the Proxy Voting Policies or if the Proxy Voting Policies do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. In summary, these procedures require the individual requesting a deviation from the Proxy Voting Policies to complete a Conflicts Questionnaire (the “Questionnaire”) along with written document of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be readily apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with client instructions, seek the recommendation of an independent third-party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.
Oversight
Meetings and upcoming votes are reviewed by the Committee Secretary. Votes on behalf of Boston Partners’ clients are reviewed and compared against ISS’ recommendations. When auditing vote instructions, which Boston Partners does at least annually, ballots voted for a specified period are requested from ISS, and a sample of those meetings are reviewed by Boston Partners’ Operations Team. The information is then forwarded to compliance/ the Committee Secretary for review. Any perceived exceptions are reviewed with ISS and an analysis of what the potential vote impact would have been is conducted. ISS’ most recent SOC-1 indicates they have their own control and audit personnel and procedures, and a sample of ballots are randomly selected on a quarterly basis. ISS compares ballots to applicable vote instructions recorded in their database. Due diligence meetings with ISS are conducted periodically.
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Disclosures
A copy of Boston Partners’ Proxy Voting Policies and Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account is available upon request from your Boston Partners relationship manager. A copy of Boston Partners’ Proxy Voting Policies and Procedures are also available at https://www.boston-partners.com/. For general inquiries, contact (617) 832-8153.
BRIGADE CAPITAL MANAGEMENT, LP
Proxy Voting
September 2020
PROXY VOTING
Brigade Capital understands and appreciates the importance of proxy voting. Accordingly, to the extent that Brigade Capital’s advisory agreements give Brigade Capital authority to vote proxies received by the Advisory Clients, it will vote any such proxies in the best interests of the Advisory Clients and Investors (as applicable) and in accordance with the procedures outlined below (as applicable). It should be noted that these procedures will be applied solely when Brigade Capital is requested to exercise its voting authority with respect to Advisory Client securities. There are situations in which Brigade Capital may be requested to provide consent with respect to a particular security where Brigade Capital may not apply the technical requirements of the procedures because Brigade Capital is not being asked to exercise voting authority with respect to Advisory Client securities (although Brigade Capital will act in the best interests of the Advisory Clients and Investors (as applicable) in responding to any such request). For example, in conjunction with a credit facility, a borrower may ask Brigade Capital, as a lender, to approve amendments to the loan facility. In this case, Brigade Capital is not being asked to exercise voting authority with respect to Advisory Client securities and therefore it will not apply the technical requirements of the proxy voting procedures described below (although Brigade Capital will seek to act in the best interests of the Advisory Clients and the Investors (as applicable)).
(1) Proxy Voting Procedures
(a)All proxies sent to Advisory Clients that are actually received by Brigade Capital (to vote on behalf of the Advisory Clients) will be provided to Brigade Capital’s corporate actions team (the “Corporate Actions Team”).
(b)The Corporate Actions Team will generally adhere to the following procedures (subject to limited exception):
1. A written record of each proxy received by Brigade Capital (on behalf of the Advisory Clients) will be kept in Brigade Capital’s files;
2.  The Corporate Actions Team will determine which of the Advisory Clients hold the security to which the proxy relates;
3.  The Corporate Actions Team will consult with a majority of (which may be via telephone, in person or email) the Managing Member, the Chief Operating Officer/Chief Legal Officer, the Senior Vice President, Finance/Chief Administrative Officer, the Chief Compliance Officer and the respective analyst that is responsible for the security (together with the Chief Compliance Officer, collectively referred to as “Proxy Voting Committee”) and provide each member of the Proxy Voting Committee with:
1.  a copy of the proxy;
2.  a list of the Advisory Clients to which the proxy is relevant;
3.  the amount of votes controlled by each Advisory Client; and
4.  the deadline that such proxies need to be completed and returned to the Advisory Client in question.
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4.
Prior to voting any proxies, the Proxy Voting Committee will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines in the Section 2 below. If a conflict is identified, the Proxy Voting Committee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not.
5.
If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will make a decision on how to vote the proxy in question in accordance with the guidelines set forth in Section 3 below. The Chief Compliance Officer, or his designee, will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.
6.
Although not presently intended to be used on a regular basis, Brigade Capital is empowered to retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified).
(2) Handling of Conflicts of Interest
(a)As stated above, in evaluating how to vote a proxy, the Proxy Voting Committee will first determine whether there is a conflict of interest related to the proxy in question between Brigade Capital and the Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether Brigade Capital (or any affiliate of Brigade Capital) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside an investment in such company by an Advisory Client managed by Brigade Capital.
(b)If a conflict is identified and deemed “material” by the Proxy Voting Committee, Brigade Capital will determine whether voting in accordance with the proxy voting guidelines outlined in Section 3 below is in the best interests of affected Advisory Clients (which may include utilizing an independent third party to vote such proxies).
(c)With respect to material conflicts, Brigade Capital will determine whether it is appropriate to disclose the conflict to affected clients and give Investors or Trustees the opportunity to vote the proxies in question themselves except that if the Advisory Client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and an ERISA Investor has, in writing, reserved the right to vote proxies when Brigade Capital has determined that a material conflict exists that does affect its best judgment as a fiduciary to the Advisory Client, Brigade Capital will:
i.
Give the ERISA Investor the opportunity to vote the proxies in question himself or herself; or
ii.
Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the written agreements with such ERISA Investor (if any).
(3) Voting Guidelines
In the absence of specific voting guidelines mandated by a particular Investor, Brigade Capital will endeavor to vote proxies in the best interests of each Advisory Client, which may result in different voting results for proxies for the same issuer. Brigade Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its Advisory Clients.
Generally, Brigade Capital will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.
For other proposals, Brigade Capital shall determine whether a proposal is in the best interests of its Advisory Clients and may take into account the following factors, among others:
•   whether the proposal was recommended by management and Brigade Capital’s opinion of management;
•   whether the proposal acts to entrench existing management and directors; and
•   whether the proposal fairly compensates management for past and future performance.
(4) Disclosure of Procedures
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Employees should note that a brief summary of these proxy voting procedures will be included in Brigade Capital’s Form ADV Part 2A and will be updated whenever these policies and procedures are updated.
(5) Proxy Voting Issues Related to Registered Investment Companies
On or about July 1 of each year, Brigade Capital may need to supply certain proxy voting records to certain of its Registered Investment Company clients for which it serves as a sub-adviser. In accordance with the Registered Investment Company Requirements Section provided below, Brigade Capital will: (i) provide relevant proxy voting records to the Registered Investment Company prior to the stated deadline; (ii) review the draft Form N-PX, as prepared and provided by the Registered Investment Company; and (iii) provide a written certification related to the proxy records provided by Brigade Capital.
(6) Record-keeping Requirements
The Chief Compliance Officer, or his designee, will be responsible for maintaining files relating to Brigade Capital’s proxy voting procedures. Under the services contract between Brigade Capital and ISS, ISS will maintain most of Brigade Capital’s proxy-voting records. Records will be maintained and preserved for five years (certain of which are generally maintained through ISS) from the end of the fiscal year during which the last entry was made on a record, with records for the first two (2) years kept in the offices of Brigade Capital and/or ISS. Records of the following will be included in the files:
(a)
Copies of these proxy voting policies and procedures, and any amendments thereto;
(b)
A copy of each proxy statement that Brigade Capital actually receives; provided, however, that Brigade Capital may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;
(c)
A record of each vote that Brigade Capital casts;
(d)
A copy of any document that Brigade Capital created that was material to making a decision on how to vote the proxies, or memorializes that decision (if any); and
(e)
A copy of each written request for information on how Brigade Capital voted proxies of an Advisory Client and a copy of any written response to any request for information on how Brigade Capital voted proxies on behalf of an Advisory Client.
CAUSEWAY CAPITAL MANAGEMENT LLC
PROXY VOTING POLICIES AND PROCEDURES
December 31, 2019
Overview
As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by investment vehicles managed and sponsored by Causeway, and institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.
Proxies are voted solely in what Causeway believes is the best interests of the client, a fund’s shareholders or, where employee benefit assets are involved, plan participants and beneficiaries (collectively “clients”). Causeway’s intent is to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
The Chief Operating Officer of Causeway supervises the proxy voting process. Proxy voting staff monitor upcoming proxy votes, review proxy research, identify potential conflicts of interest and escalate such issues to the Chief Operating Officer, receive input from portfolio managers, and ultimately submit proxy votes in accordance with these Proxy Voting Policies and Procedures. The
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Chief Operating Officer and President have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway currently uses Institutional Shareholder Services Inc. (“ISS”) for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records. Causeway will conduct periodic due diligence on ISS and its capacity and competency to provide proxy research and the proxy voting services provided to Causeway.
Proxy Voting Guidelines
Causeway generally votes on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.
Causeway’s proxy voting guidelines are designed to cast votes consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing strong and independent boards of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s management is charged with day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.
Causeway generally votes for:
•   distributions of income
•   appointment of auditors
•   director compensation, unless deemed excessive
•   boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders. Causeway recognizes that, in certain jurisdictions, local law or regulation may influence Board composition.
•   financial results/director and auditor reports
•   share repurchase plans
•   changing corporate names and other similar matters
Causeway generally votes the following matters on a case-by-case basis:
•   amendments to articles of association or other governing documents • changes in board or corporate governance structure • changes in authorized capital including proposals to issue shares
•   compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients, and focus on observable long-term returns. Causeway evaluates compensation plans on a case-by-case basis, with due consideration of potential consequences of a particular compensation plan. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.
•   social and environmental issues – Causeway believes that it is generally management’s responsibility to address such issues within the context of increasing long-term shareholder value. To the extent that management’s position on a social or environmental issue is inconsistent with increasing long-term shareholder value, Causeway may vote against management or abstain. Causeway may also seek to engage in longer-term dialogue with management on these issues, either separately or in connection with proxy votes on the issue.
•   debt issuance requests
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•   mergers, acquisitions and other corporate reorganizations or restructurings • changes in state or country of incorporation • related party transactions
Causeway generally votes against:
•   anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.
Conflicts of Interest
Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major business partner or vendor for Causeway. Causeway may also have a conflict if Causeway personnel have significant business or personal relationships with participants in proxy contests, corporate directors or director candidates.
The Chief Operating Officer determines the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or more of Causeway’s prior calendar year gross revenues; (2) represents $2,000,000 or more in payments from a sponsored vehicle during the prior calendar year; or (3) may not directly involve revenue to Causeway or payments from its sponsored vehicles, but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates or sponsored vehicles, such as a primary service provider of a fund or vehicle managed and sponsored by Causeway, or a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.
The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.
Proxy voting staff will seek to identify potential conflicts of interest in the first instance and escalate relevant information to the Chief Operating Officer. The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.
Proxy voting staff will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.
Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities, and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel/Chief Compliance Officer decides if they involve a material conflict of interest.
If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:
•   If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.
•   If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS. If Causeway seeks to follow the recommendation of a third
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party, the Chief Operating Officer will assess the third party’s capacity and competency to analyze the issue, as well as the third party’s ability to identify and address conflicts of interest it may have with respect to the recommendation.
To monitor potential conflicts of interest regarding the research and recommendations of independent third parties, such as ISS, proxy voting staff will review the third party’s disclosures of significant relationships. The Chief Operating Officer will review proxy votes involving issuers where a significant relationship has been identified by the proxy research provider.
Practical Limitations Relating to Proxy Voting
While the proxy voting process is well established in the United States and other developed markets with numerous tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings relative to deadlines required to submit votes; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) restrictions on the sale of the securities for a period of time prior to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney (which Causeway will typically rely on clients to maintain) to facilitate Causeway’s voting instructions. As a result, Causeway will only use its best efforts to vote clients’ non-US proxies and Causeway may decide not to vote a proxy if it determines that it would be impractical or disadvantageous to do so.
In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.
For clients with securities lending programs, Causeway may not be able to vote proxies for securities that a client has loaned to a third party. Causeway recognizes that clients manage their own securities lending programs. Causeway may, but is not obligated to, notify a client that Causeway is being prevented from voting a proxy due to the securities being on loan. There can be no assurance that such notice will be received in time for the client, if it so chooses, to recall the security.
Cohen & Steers Capital Management, Inc.
Global Proxy Voting Policy
March 2020
Cohen & Steers Capital Management, Inc. and its affiliated investment advisers (collectively, “Cohen & Steers,” the “Company,” or “we”) may be granted the authority to vote proxies of securities held in its clients’ portfolios. Our objective is to vote proxies in the best interests of our clients. To further this objective, we have adopted this Global Proxy Voting Policy (the “Proxy Voting Policy”). Part I of the Proxy Voting Policy contains the Proxy Voting Procedures and Part II contains the Proxy Voting Guidelines.
Part I: Proxy Voting Procedures
A. Proxy Committee
The Company’s proxy voting committee (the “Proxy Committee”) is responsible for overseeing the proxy voting process and for establishing and maintaining the Proxy Voting Policy, which is reviewed and updated annually. The Proxy Committee is comprised of members of the Company’s investment team and legal and compliance department.
The Proxy Committee is responsible for, among other things:
•   reviewing the Proxy Voting Procedures to ensure consistency with the Company’s internal policies and applicable rules and regulations;
•   reviewing the Proxy Voting Guidelines and establishing additional voting guidelines as necessary;
•   ensuring that proxies are voted in accordance with the Proxy Voting Guidelines; and
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•   ensuring there is an appropriate rationale for not voting proxies in accordance with the Proxy Voting Guidelines and that such votes are properly documented.
B. Proxy Administration Group
The proxy administration group is responsible for distributing proxy materials to investment personnel who are in turn responsible for voting proxies in accordance with the Proxy Voting Guidelines. Proxies that are not voted in accordance with the Proxy Voting Guidelines, votes against management, and proxies voted on environmental and social proposals are required to be documented and include a rationale. The proxy administration group is responsible for maintaining this documentation.
C. Proxy Advisory Firm
We have retained an independent proxy advisory firm to assist with the proxy voting process. The proxy advisory firm is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely manner. In addition, the proxy advisory firm is responsible for maintaining copies of all proxy materials received by issuers and promptly providing such materials to Cohen & Steers upon request.
From time to time, we may become aware of circumstances in which a company intends to file or has filed additional soliciting materials after we have received the proxy advisory firm’s voting recommendation but before the submission deadline. If a company files such additional information sufficiently in advance of the voting deadline to allow us to review the information and the information could reasonably be expected to affect our voting determination, we will seek to obtain such additional materials in connection with our exercise of voting authority.
The proxy administration group works with the proxy advisory firm and is responsible for ensuring that proxy votes are properly recorded and that necessary information about each proxy vote is maintained.
At least annually, the Company will conduct a review of its ongoing use of the proxy advisory firm. In addition, at least annually, the Company will conduct a review of the adequacy of its own voting policies and procedures to determine that they have been formulated reasonably and implemented effectively, including whether the applicable policies and procedures continue to be reasonably designed to ensure that the votes the Company casts on behalf of its clients are in their best interest.
D. Conflicts of Interest
The Investment Advisers Act of 1940 requires that proxy voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between an investment adviser’s interests and those of its clients. Examples of material conflicts of interest that could arise include situations in which:
•   management of a client is soliciting proxies and failure to vote in favor of management may harm Cohen & Steers’ relationship with the client and materially impact Cohen & Steers’ business; or
•   a personal or familial relationship between an employee or director of Cohen & Steers and management of an issuer could impact our voting decision.
When a potential material conflict of interest is identified, the Proxy Committee will evaluate the facts and circumstances and determine whether an actual conflict exists. If the Proxy Committee determines that a material conflict of interest does exist, it will make a recommendation on how the proxy should be voted.
Depending on the nature of the conflict, the Proxy Committee, in the course of addressing the material conflict, may elect to take one or more of the following actions (or other appropriate action):
•   removing certain Cohen & Steers personnel from the proxy voting process;
•   “walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote; or
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•   deferring the vote to the Company’s proxy advisory firm that will vote in accordance with its own recommendation.
E. Foreign Securities
Proxies relating to foreign securities are subject to the Proxy Voting Policy. In certain foreign jurisdictions, however, the voting of proxies may result in additional restrictions that have an economic impact or cost to the security. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share-blocking”). In other instances, the costs of voting a proxy (i.e. being required to vote in person at the meeting) may outweigh any benefit to the client if the proxy is voted.
In determining whether to vote proxies subject to such restrictions, the investment personnel responsible for the security must engage in a cost-benefit analysis and where the expected costs exceed the expected benefits, Cohen & Steers will generally abstain from voting the proxy.
F. Shares of Registered Investment Companies
Certain funds advised by Cohen & Steers may be structured as funds of funds and invest their assets primarily in other investment companies (“Funds of Funds”). Funds of Funds hold shares in underlying funds and may be solicited to vote on matters pertaining to these underlying funds. With respect to such matters, in order to comply with Section 12(d)(1)(F) of the Investment Company Act of 1940, Funds of Funds will vote their shares in any underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (sometimes called “echo” or “proportionate” voting); provided, however, that in situations where proportionate voting is administratively impractical (i.e. proxy contests) Fund of Funds will cast a vote or, in certain cases, not cast a vote, so long as the action taken does not have an effect on the outcome of the matter being voted upon different than if the Funds of Funds had proportionately voted. The proportionate voting procedures described above do not apply to non-U.S. underlying funds held by Funds of Funds. Proxies for non-U.S. funds are actively voted in accordance with the procedures set forth herein.
G. Cohen & Steers Funds
The Board of Directors of the U.S. open-end and closed-end funds managed by Cohen & Steers (the “Cohen & Steers Funds”) has delegated to Cohen & Steers the responsibility for voting proxies on behalf of the Cohen & Steers Funds. As such, proxies for portfolio securities held by any Cohen & Steers Fund will be voted in accordance with the Proxy Voting Policy. The Chief Compliance Officer, or a designee, will make an annual presentation to the Board about these procedures and guidelines, including whether any revisions are recommended and will report to the Board at each regular, quarterly meeting with respect to any conflict of interest that arose in the proxy voting process.
H. Securities Lending
Some clients may have entered into securities lending arrangements with custodians or other third-party agent lenders. Cohen & Steers will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may ask clients to recall securities that are on loan if we believe that the benefit of voting outweighs the costs to the client and lost revenue to the client or fund and the administrative burden of recalling the securities.
I. Recordkeeping
In accordance with applicable regulations, we maintain the following records:
•   copies of all proxy voting policies and procedures;
•   copies of all proxy materials that we receive for client securities;
•   records of all votes cast by us on behalf of our clients;
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•   copies of all documents created by us that were material to making a decision about how to vote a proxy on behalf of a client or that documents the basis for that decision; and
•   copies of all written client requests for information about how we voted proxies on behalf of such client and copies of all responses thereto.
J. Pre-Solicitation Contact
From time to time, portfolio companies (or proxy solicitors acting on their behalf) may contact investment personnel or others in advance of the publication of proxy solicitation materials to solicit support for certain contemplated proposals. Such contact could result in the recipient receiving material non-public information and result in the imposition of trading restrictions by the Company. The appropriateness of the contact is determined on a case-by-case basis. Under certain circumstances, it may be appropriate to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances.
Part II: Proxy Voting Guidelines
Set forth below are the Proxy Voting Guidelines followed by Cohen & Steers in exercising voting rights with respect to securities held in its client portfolios. All proxy voting rights that are exercised by Cohen & Steers are subject to these guidelines.
In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the principles set forth below.
•   The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.
•   Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.
•   Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.
•   Consistent with general fiduciary duties, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.
•   Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the beneficial owner of the securities.
•   To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.
•   Voting rights shall not automatically be exercised in favor of management-supported proposals.
•   Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.
A. Board and Director Proposals
1. Election of Directors
a. Voting for Director Nominees in Uncontested Elections	CASE-BY-CASE
Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, we consider the following factors:
•   Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;
•   Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees, or the company does not have one of these committees;
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•   Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;
•   Whether the board, without shareholder approval, instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;
•   Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;
•   In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;
•   If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes;3
•   Whether the nominee has a material related party transaction or a material conflict of interest with the company;
•   Whether the nominee (or the entire board) has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;
•   Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;
•   Actions related to a nominee’s service on other boards that raise substantial doubt about such nominee’s ability to effectively oversee management and serve the best interests of shareholders at any company; and
•   In the case of a nominee that is the chair of the nominating committee (or other directors on a case-by-case basis), whether there is a lack of diversity on the company’s board.
b Voting for Director Nominees in Contested Elections	CASE-BY-CASE

2. Non-Disclosure of Board Nominees	AGAINST
We generally vote against the election of director nominees if the names of the nominees are not disclosed prior to the meeting. However, we recognize that companies in certain emerging markets may have legitimate reasons for not disclosing nominee names. In such cases, if a company discloses a legitimate reason why such nominee names have not been disclosed, we may vote for the nominees even if nominee names are not disclosed.
3. Majority Vote Requirement for Directors (SP)5	FOR
We generally vote for proposals asking the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast.
4. Separation of Chairman and CEO (SP)	FOR
We generally vote for proposals to separate the CEO and chairman positions. However, we do recognize that under certain circumstances it may be in the company’s best interest for the CEO and chairman positions to be held by one person.
5. Independent Chairman (SP)	CASE-BY-CASE
We review on a case-by-case basis proposals requiring the chairman’s position to be filled by an independent director taking into account the company’s current board leadership and governance structure, company performance, and any other factors that may be relevant.
6. Lead Independent Director (SP)	FOR

3
For example, in the UK, independent directors of publicly-traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.
4
Examples of failures of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlements; hedging of company stock by employees or directors of a company; or significant pledging of company stock in the aggregate by officers or directors of a company.
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In cases where the CEO and chairman roles are combined or the chairman is not independent, we vote for the appointment of a lead independent director.
7. Board Independence (SP)	FOR
We believe that boards should have a majority of independent directors. Therefore, we vote for proposals that require the board to be comprised of a majority of independent directors.
In general, we consider a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.
In addition, we generally consider a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict and has not been employed by the company in an executive capacity.
8. Board Size (SP)	FOR
We generally vote for proposals to limit the size of the board to 15 members or less.
9. Classified Boards (SP)	FOR
We generally vote in favor of proposals to declassify boards of directors. In voting on proposals to declassify a board of directors, we evaluate all facts and circumstances, including whether: (i) current management and board have a history of making good corporate and strategic decisions and (ii) the proposal is in the best interests of shareholders.
10. Tiered Boards (non-U.S.)	FOR
We vote in favor of unitary boards as opposed to tiered board structures. We believe that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.
11. Independent Committees (SP)	FOR
We vote for proposals requesting that a board’s audit, compensation, and nominating committees consist only of independent directors.
12. Adoption of a Board with Audit Committee Structure (JAPAN)	FOR
We vote for article amendments to adopt a board with an audit committee structure unless the structure obstructs shareholders’ ability to submit proposals on income allocation related issues or the company already has a 3-committee (U.S. style) structure.
13. Non-Disclosure of Board Compensation	AGAINST
We generally vote against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, we recognize that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, we may vote for the nominees even if compensation is not disclosed.
14. Director and Officer Indemnification and Liability Protection	FOR
We vote in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the laws of the jurisdiction of formation. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the

5
“SP” refers to a shareholder proposal.
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company. We vote against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.
15. Directors’ Liability (non-U.S.)	FOR
These proposals ask shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue). We will generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless the board is not fulfilling its fiduciary duties as evidenced by:
•  A lack of oversight or actions by board members that amount to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;
•  Any legal issues (e.g., civil/criminal) aimed to hold the board liable for past or current actions that constitute a breach of trust, such as price fixing, insider trading, bribery, fraud, or other illegal actions; or
•  Other egregious governance issues where shareholders are likely to bring legal action against the company or its directors.
16. Directors’ Contracts (non-U.S.)	CASE-BY-CASE
Best market practice about the appropriate length of directors’ service contracts varies by jurisdiction. As such, we vote these proposals on a case-by-case basis taking into account the best interests of the company and its shareholders and local market practice.
B. Compensation Proposals
1. Votes on Executive Compensation	CASE-BY-CASE
“Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.
We generally vote against in circumstances where there are an unacceptable number of problematic pay practices including:
•  Poor linkage between executive pay and company performance and profitability;
•  The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax gross-up provisions, and automatic benchmarking of pay in the top half of the peer group; and
•  A lack of proportionality in the plan relative to the company’s size and peer group.
2. Additional Disclosure of Executive and Director Pay (SP)	FOR
We generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.
3. Frequency of Shareholder Votes on Executive Compensation	ONE YEAR
We generally vote for annual shareholder advisory votes to approve executive compensation.
4. Golden Parachutes	AGAINST
In general, we vote against golden parachutes because they impede potential takeovers that shareholders should be free to consider. We oppose the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.
In the context of an acquisition, merger, consolidation, or proposed sale, we vote on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result in a vote against include:
•  Potentially excessive severance payments;
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•  Agreements that include excessive excise tax gross-up provisions; Single-trigger payments upon a change in control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;
•  Single-trigger vesting of equity based on a definition of CIC that requires only shareholder approval of the transaction (rather than consummation);
•  Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or
•  The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
5. Non-Executive Director Remuneration (non-U.S.)	CASE-BY-CASE
We evaluate these proposals on a case-by-case basis taking into account the remuneration mix and the adequacy of the disclosure. We believe that non-executive directors should be compensated with a mix of cash and equity to align their interests with the interests of shareholders. The details of such remuneration should be fully disclosed and provided with sufficient time for us to consider our vote.
6. Approval of Annual Bonuses for Directors and Statutory Auditors (JAPAN)	FOR
We generally support the payment of annual bonuses to directors and statutory auditors except in cases of scandals or extreme underperformance
7. Equity Compensation Plans	CASE-BY-CASE
Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:
•   Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company’s estimated shareholder value transfer (SVT) in relation to peers, considering:
•  SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•  SVT based only on new shares requested plus shares remaining for future grants.
•   Plan Features:
•  Automatic single-trigger award vesting upon a CIC;
•  Discretionary vesting authority;
•  Liberal share recycling on various award types; and
•  Minimum vesting period for grants made under the plan.
•   Grant Practices:
•  The company’s three year burn rate relative to its industry/market cap peers;
•  Vesting requirements for most recent CEO equity grants (3-year look-back);
•  The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;
•  The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
•  Whether the company maintains a claw-back policy; and
•  Whether the company has established post exercise/vesting shareholding requirements.
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We generally vote against compensation plan proposals if the combination of factors indicates that the plan overall is not in the interests of shareholders or if any of the following apply:
•  Awards may vest in connection with a liberal CIC;
•  The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;
•  The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or
•  Any other plan features that are determined to have a significant negative impact on shareholder interests.
8. Equity Compensation Plans (non-U.S.)	CASE-BY-CASE
We evaluate these proposals on a case-by-case basis. Share option plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiration dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution. Options should vest in reference to challenging performance criteria, which are disclosed in advance. Share options should be fully expensed so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be disclosed to shareholders.
9. Long-Term Incentive Plans (non-U.S.)	CASE-BY-CASE
A long-term incentive plan refers to any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.
We evaluate these proposals on a case-by-case basis. We generally vote in favor of plans with robust incentives and challenging performance criteria that are fully disclosed to shareholders in advance and vote against plans that are excessive or contain easily achievable performance metrics or where there is excessive discretion delegated to remuneration committees. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the plan participants. We will also vote against proposals that lack sufficient disclosure.
10. Transferable Stock Options	CASE-BY-CASE
We evaluate on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including the cost of the proposal and alignment with shareholder interests.
11. Approval of Cash or Cash-and-Stock Bonus Plans	FOR
We vote to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.
12. Employee Stock Purchase Plans	FOR
We vote for the approval of employee stock purchase plans, although we generally believe the discounted purchase price should not exceed 15% of the current market price.
13. 401(k) Employee Benefit Plans	FOR
We vote for proposals to implement a 401(k) savings plan for employees.
14. Pension Arrangements (non-U.S.)	CASE-BY-CASE
We evaluate these proposals on a case-by-case basis. Pension arrangements should be transparent and cost-neutral to shareholders. We believe it is inappropriate for executives to participate in pension arrangements that are materially different than those offered to other employees (such as continuing to participate in a final salary arrangement when employees have been transferred to a money purchase plan). One-off payments into individual director’s pension plans, changes to pension entitlements, and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.
15. Stock Ownership Requirements (SP)	FOR
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We support proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.
16. Stock Holding Periods (SP)	AGAINST
We generally vote against proposals requiring executives to hold stock received upon option exercise for a specific period of time.
17. Recovery of Incentive Compensation (SP)	FOR
We generally vote for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.
C. Capital Structure Changes and Anti-Takeover Proposals
1. Increase to Authorized Shares	FOR
We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).
2. Blank Check Preferred Stock	AGAINST
We generally vote against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights and proposals to increase the number of authorized blank check preferred shares. We may vote in favor of these proposals if we receive reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.
3. Pre-Emptive Rights	AGAINST
We generally vote against the issuance of equity shares with pre-emptive rights. However, we may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking into account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While we prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, we will approve issuance requests with pre-emptive rights.
4. Dual Class Capitalizations	AGAINST
Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against the adoption of a dual or multiple class capitalization structure. We support the one-share, one-vote principle for voting.
5. Restructurings/Recapitalizations	CASE-BY-CASE
We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, we consider the following:
•   Dilution: how much will the ownership interest of existing shareholders be reduced and how extreme will dilution to any future earnings be?
•   Change in control: will the transaction result in a change in control of the company?
•   Bankruptcy: generally approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
6. Share Repurchase Programs	FOR
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We generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.
We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses or where the repurchase is a defensive maneuver or an attempt to entrench management.
7. Targeted Share Placements (SP)	CASE-BY-CASE
We vote these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an employee stock option plan, parent capital fund, or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.
8. Shareholder Rights Plans	CASE-BY-CASE
We review proposals to ratify shareholder rights plans on a case-by-case basis taking into consideration the length of the plan.
9. Shareholder Rights Plans (JAPAN)	CASE-BY-CASE
We review these proposals on a case-by-case basis examining not only the features of the plan itself but also factors including share price movements, shareholder composition, board composition, and the company’s announced plans to improve shareholder value.
10. Reincorporation Proposals	CASE-BY-CASE
Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.
11. Voting on State Takeover Statutes (SP)	CASE-BY-CASE
We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and disgorgement provisions). In voting on these proposals, we take into account whether the proposal is in the long- term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.
D. Mergers and Corporate Restructurings
1. Mergers and Acquisitions	CASE-BY-CASE
Votes on mergers and acquisitions are considered on a case-by-case basis taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated, and changes in corporate governance and their impact on shareholder rights.
We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.
2. Nonfinancial Effects of a Merger or Acquisition	AGAINST
Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.
3. Spin-offs	CASE-BY-CASE
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We evaluate spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
4. Asset Sales	CASE-BY-CASE
We evaluate asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the assets, and potential elimination of diseconomies.
5. Liquidations	CASE-BY-CASE
We evaluate liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of the assets, and the compensation plan for executives managing the liquidation.
6. Issuance of Debt (non-U.S.)	CASE-BY-CASE
We evaluate these proposals on a case-by-case basis. Reasons for increased bank borrowing powers are numerous and varied, including allowing for normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense. We generally vote in favor of proposals that will enhance a company’s long-term prospects. We vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, issuances that would result in the company reaching an unacceptable level of financial leverage or a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.
E. Auditor Proposals
1. Ratification of Auditors	FOR
We generally vote for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees unless:
•  an auditor has a financial interest in or association with the company and is therefore not independent;
•  there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;
•  the auditors are being changed without explanation; or
•  fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set by local best practice recommendations or law.
Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.
2. Auditor Rotation	CASE-BY-CASE
We evaluate auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive pricing; length of the rotation period advocated in the proposal; and any significant audit related issues.
3. Auditor Indemnification	AGAINST
We generally vote against auditor indemnification and limitation of liability. However, we recognize there may be situations where indemnification and limitations on liability may be appropriate.
4. Annual Accounts and Reports (non-U.S.)	FOR
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Annual reports and accounts should be detailed and transparent and should be submitted to shareholders for approval in a timely manner as prescribed by law. They should meet accepted reporting standards such as those prescribed by the International Accounting Standards Board (IASB).
We generally approve proposals relating to the adoption of annual accounts provided that:
•  The report has been examined by an independent external accountant and the accuracy of material items in the report is not in doubt;
•  The report complies with legal and regulatory requirements and best practice provisions in local markets;
•  the company discloses which portion of the remuneration paid to the external accountant relates to auditing activities and which portion relates to non-auditing advisory assignments;
•  A report on the implementation of risk management and internal control measures is incorporated, including an in-control statement from company management;
•  A report should include a statement of compliance with relevant codes of best practice for markets where they exist (e.g. for UK companies a statement of compliance with the Corporate Governance Code should be made, together with detailed explanations about any area(s) of non-compliance);
•  A conclusive response is given to all queries from shareholders; and
•  Other concerns about corporate governance have not been identified.
5. Appointment of Internal Statutory Auditor (JAPAN)	CASE-BY-CASE
We evaluate these proposals on a case-by-case basis taking into account the work history of each nominee. If the nominee is designated as independent but has worked the majority of his or her career for one of the company’s major shareholders, lenders, or business partners, we consider the nominee affiliated and will withhold support.
F. Shareholder Access and Voting Proposals
1. Proxy Access	CASE-BY-CASE
We review proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. We generally support proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
2. Bylaw Amendments	CASE-BY-CASE
We vote on a case-by-case basis on proposals requesting companies grant shareholders the ability to amend bylaws. Similar to proxy access, we generally support proposals that provide assurances that this right will not be subject to abuse by short-term investors or investors without a substantial investment in a company.
3. Reimbursement of Proxy Solicitation Expenses (SP)	AGAINST
In the absence of compelling reasons, we generally do not support such proposals.
4. Shareholder Ability to Call Special Meetings (SP)	CASE-BY-CASE
We vote on a case-by-case basis on proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.
5. Shareholder Ability to Act by Written Consent (SP)	AGAINST
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We generally vote against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.
6. Shareholder Ability to Alter the Size of the Board	FOR
We generally vote for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to management of the company.
7. Cumulative Voting (SP)	AGAINST
Having the ability to cumulate votes for the election of directors (i.e. to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a company. However, we acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore, when voting on proposals to institute cumulative voting, we evaluate all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for director elections and a de-classified board.
8. Supermajority Vote Requirements (SP)	FOR
We generally support proposals that seek to lower supermajority voting requirements.
9. Confidential Voting	FOR
We vote for proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that dissident groups honor its confidential voting policy in the case of proxy contests.
10. Virtual Shareholder Meettngs	FOR
We generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings and companies allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
11. Date/Location of Meeting (SP)	AGAINST
We vote against shareholder proposals to change the date or location of the shareholders’ meeting.
12. Adjourn Meeting if Votes Are Insufficient	AGAINST
We generally vote against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.
13. Disclosure of Shareholder Proponents (SP)	FOR
We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
G. Environmental and Social Proposals
We believe that well-managed companies should be evaluating and assessing how environmental and social matters may enhance or protect shareholder value. However, because of the diverse nature of environmental and social proposals, we evaluate these proposals on a case-by-case basis. The principles guiding our evaluation of these proposals are whether implementation of a proposal is likely to enhance or protect shareholder value and whether a proposal can be implemented at a reasonable cost.
1. Environmental Proposals (SP)	CASE-BY-CASE
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We acknowledge that environmental considerations can pose significant investment risks and opportunities. Therefore, we generally vote in favor of proposals requesting a company disclose information that will aid in the determination of shareholder value creation or destruction, taking into consideration the following factors:
•   Whether the issues presented have already been effectively dealt with through governmental regulation or legislation;
•   Whether the disclosure is available to shareholders from the company or from a publicly available source; and
•  Whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
2. Social Proposals (SP)	CASE-BY-CASE
We believe board and workforce diversity are beneficial to the decision-making process and can enhance long-term profitability. Therefore, we generally vote in favor of proposals that seek to increase board and workforce diversity. We vote all other social proposals on a case-by-case basis, including, but not limited to, proposals related to political and charitable contributions, lobbying, and gender equality and the gender pay gap.
H. Miscellaneous Proposals
1. Bundled Proposals	CASE-BY-CASE
We review on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, we examine the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, we vote against such proposals. If the combined effect is positive, we support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.
2. Other Business	AGAINST
We generally vote against proposals to approve other business where we cannot determine the exact nature of the proposal(s) to be voted.
Proxy Voting Guideline Summary
Shareholder Proposal		For	Against	Case-by Case
A. Board and Director Proposals
	1.a. Voting for Director Nominees in Uncontested Elections			X
	1.b. Voting for Director Nominees in Contested Elections			X
	2. Non-Disclosure of Board Nominees		X
X	3. Majority Vote Requirement for Directors	X
X	4. Separation of Chairman and CEO	X
X	5. Independent Chairman			X
X	6. Lead Independent Director	X
X	7. Board Independence	X
X	8. Board Size	X
X	9. Classified Board	X
	10. Tiered Boards (non-U.S.)	X
X	11. Independent Committees	X
	12. Adoption of a Board with Audit Committee Structure (JAPAN)	X
	13. Non-Disclosure of Board Compensation		X
	14. Director and Officer Indemnification and Liability Protection	X
	15. Directors’ Liability (non-U.S.)	X
	16. Directors’ Contracts (non-U.S.)			X
B. Compensation Proposals
	1. Votes on Executive Compensation			X
X	2. Additional Disclosure on Executive and Director Pay	X
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Shareholder Proposal		For	Against	Case-by Case
	3. Frequency of Shareholder Votes on Executive Compensation	ONE YEAR
	4. Golden Parachutes		X
	5. Non-Executive Director Remuneration (non-U.S.)			X
	6. Approval of Annual Bonuses for Directors and Statutory Auditors (JAPAN)	X
	7. Equity Compensation Plans			X
	8. Equity Compensation Plans (non-U.S.)			X
	9. Long-Term Incentive Plans (non-U.S.)			X
	10. Transferable Stock Options			X
	11. Approval of Cash or Cash-and-Stock Bonus Plans	X
	12. Employee Stock Purchase Plans	X
	13. 401(k) Employee Benefit Plans	X
	14. Pension Arrangements (non-U.S.)			X
X	15. Stock Ownership Requirements	X
X	16. Stock Holding Periods		X
X	17. Recovery of Incentive Compensation	X
C. Capital Structure Changes and Anti-Takeover Proposals
	1. Increase to Authorized Shares	X
	2. Blank Check Preferred Stock		X
	3. Pre-Emptive Rights		X
	4. Dual Class Capitalizations		X
	5. Restructurings/Recapitalizations			X
	6. Share Repurchase Programs	X
X	7. Targeted Share Placements			X
	8. Shareholder Rights Plans			X
	9. Shareholder Rights Plans (JAPAN)			X
	10. Reincorporation Proposals			X
X	11. Voting on State Takeover Statutes			X
D. Mergers and Corporate Restructurings
	1. Mergers and Acquisitions			X
	2. Nonfinancial Effects of a Merger or Acquisition		X
	3. Spin-offs			X
	4. Asset Sales			X
	5. Liquidations			X
	6. Issuance of Debt (non-U.S.)			X
E. Auditor Proposals
	1. Ratification of Auditors	X
	2. Auditor Rotation			X
	3. Auditor Indemnification		X
	4. Annual Accounts and Reports (non-U.S.)	X
	5. Appointment of Internal Statutory Auditor (JAPAN)			X
F. Shareholder Access and Voting Proposals
	1. Proxy Access			X
	2. Bylaw Amendments			X
X	3. Reimbursement of Proxy Solicitation Expenses		X
X	4. Shareholder Ability to Call Special Meetings			X
X	5. Shareholder Ability to Act by Written Consent		X
	6. Shareholder Ability to Alter the Size of the Board	X
X	7. Cumulative Voting		X
X	8. Supermajority Vote Requirements	X
	9. Confidential Voting	X
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Shareholder Proposal		For	Against	Case-by Case
X	10. Date/Location of Meeting		X
	11. Adjourn Meeting if Votes Are Insufficient		X
X	12. Disclosure of Shareholder Proponents	X
G. Environmental and Social Proposals
X	1. Environmental Proposals			X
X	2. Social Proposals			X
H. Miscellaneous Proposals
	1. Bundled Proposals			X
	2. Other Business		X
GW&K Investment Management, LLC
Proxy Voting Policy
December 2021
INTRODUCTION
As a U.S. registered investment adviser with the Securities and Exchange Commission and a fiduciary to its clients, GW&K Investment Management, LLC (“GW&K” or “Firm”) has implemented its Proxy Voting Policy to establish internal controls and procedures governing the firm’s review and voting of proxies on behalf of client accounts. To assist in the process, GW&K leverages recognized third party service providers to facilitate the firm’s proxy voting process.
I. Proxy Guidelines and Proxy Voting Agent
GW&K utilizes proxy voting guidelines developed by Glass Lewis & Co., (“Glass Lewis”), an independent third-party proxy voting advisory firm, which provides GW&K recommendations on ballot items for securities held in client accounts. Proxies are voted on behalf of those GW&K clients (who have delegated proxy voting authority) to GW&K. GW&K generally adopts Class Lewis’ “Investment Manager Policy” guidelines for client accounts but also may, depending on the circumstances of a client account, apply other Glass Lewis proxy voting thematic guidelines, including, Glass Lewis’ ESG Policy guidelines and Taft Hartley Policy guidelines. GW&K reserves the right to cast votes contrary to Glass Lewis guidelines if the Firm believes it to be in the best interest of its clients.
GW&K has also contracted with Broadridge Investor Communication Solutions, Inc. (“Broadridge”), an independent third party proxy voting business agent, to act as proxy voting agent and to provide certain proxy voting services. Together, Glass Lewis and Broadridge assist GW&K with various proxy related process components including:
1. In-depth proxy research;
2. Process and vote proxies in connection with securities held by GW&K clients;
3. Maintain appropriate records of proxy statements, research, and recommendations;
4. Maintain appropriate records of proxy votes cast on behalf of GW&K clients;
5. Proxy related administrative functions.
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II. Responsibility and Oversight
GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:
1. Annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;
2. Annually review Glass Lewis’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;
3. Provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;
4. Conduct regular reconciliations with client’s custodian banks to confirm the appropriate number of votes cast on behalf of clients when GW&K has been delegated proxy voting authority;
5. Conduct a periodic review, no less often than annually, of proxy voting records to ensure that proxies are voted in accordance with adopted guidelines; and
6. Annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.
III. Conflicts of Interest
In adopting Glass Lewis’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge and/or Glass Lewis has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge and/or Glass Lewis is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K’s Proxy Committee will convene and provide the voting recommendation after discussion with applicable GW&K investment professionals and a review of the measures involved. Similarly, in instances where GW&K becomes aware of a potential conflict of interest pertaining to a proxy vote for a security held in the client’s account, or where a client otherwise makes a request pertaining a specific proxy vote, GW&K’s investment management professionals will provide the voting recommendation after reviewing relevant facts and circumstances.
Voting of Measures Outside of or Contrary to Glass Lewis & Co. Recommendations
In instances when a proxy ballot item does not fall within the Glass Lewis guidelines or where GW&K determines that voting in accordance with the Glass Lewis recommendation is not advisable or consistent with GW&K’s fiduciary duty, GW&K’s portfolio managers, with the support of GW&K’s Legal & Compliance department and other personnel, will review the relevant facts and circumstances and determine how to vote the particular proxy ballot item. A record of any vote that deviates from Glass Lewis’ guidelines along with the rationale will be maintained and reviewed by the Legal & Compliance department.
IV. Disclosure
Clients may obtain Glass Lewis’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:
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Proxy Policy Administrator
GW&K Investment Management, LLC
222 Berkeley Street, 15th Floor
Boston, Massachusetts 02116
V. Recordkeeping
GW&K will maintain the following records in accordance with regulatory requirements:
1. These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;
2. Proxy statements, research, recommendations, and records of each vote;
3. Client written requests for proxy voting information and applicable responses by GW&K.
VI. Oversight and Documentation
Proxy Committee
GW&K has established a Proxy Voting Committee to oversee the firm’s proxy voting process, including the firm’s Proxy Voting Policy, the firm’s service providers and the proxy voting guidelines. In addition, the Committee would address any potential conflicts of interest that are identified by GW&K with respect to voting any specific proxy ballot item. The Committee is comprised of GW&K’s Chief Compliance Officer, General Counsel, managers of GW&K’s Investment, Operations and Client Services departments, members of the Legal & Compliance department, as well as certain GW&K investment professionals. The Committee meets annually, and more frequently as needed.
GW&K’s Legal & Compliance department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.
Marathon Asset Management, L.P.
PROXY VOTING POLICIES AND PROCEDURES
December 2021
Policy Statement
These procedures apply to all Funds and other Client accounts for which the Adviser is responsible for voting proxies, including all limited partnerships, limited liability companies, Managed Accounts and other accounts for which it acts as investment adviser. From time to time, the Adviser is asked to vote on or otherwise consent to certain actions on behalf of a Client as holder of such investments. It is the Adviser’s general policy not to vote proxies for securities that are not held in a Client’s account at the time such proxy is received or on the vote date of such proxy. The Adviser will determine whether a proposal is in the best interests of its Clients and may take into account the following factors, among others: (i) whether the proposal was recommended by management and the Adviser’s opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.
This policy provides a framework for analysis and decision making, but does not address all potential issues. In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the beneficial
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owners of the accounts it manages. The Adviser attempts to consider all aspects of its vote that could affect the value of the investment; and where the Adviser votes proxies, it will do so in the manner that it believes will be consistent with efforts to maximize shareholder values.
Voting of Proxies
Proxy material is promptly reviewed to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management,” but there are many circumstances that might cause the Adviser to vote against such proposals. These might include, among others, excessive compensation, unusual management stock options, preferential voting or “poison pills.” The Adviser will decide these issues on a case-by-case basis.
The Adviser may determine to abstain from voting a proxy or a specific proxy item when it concludes that the potential benefit of voting is outweighed by the cost, when the Adviser does not receive a solicitation or enough information within a sufficient time prior to the proxy-voting deadline, or when it is not in the Client account’s best interest to vote. The Adviser shall cast ballots in a manner it believes to be consistent with the interests of the Fund or Client account and shall not subordinate Client interests to its own. When a Client has authorized the Adviser to vote proxies on its behalf, the Adviser will generally not accept instructions from the Client regarding how to vote proxies. If the Adviser exercises voting authority with respect to Client securities, the Adviser is required to adopt and implement written policies and procedures that are reasonably designed to ensure that the Adviser votes Client securities in a manner consistent with the best interests of such Client. (Rule 206(4)-6).
In certain situations, a Client’s investment strategy can impact voting determinations. For example, the Adviser may consider social issues when voting proxies for sustainability screened portfolios and accounts. The Adviser may also take social or environmental issues into account when voting proxies for portfolios and accounts that do not have social or sustainability screens if the Adviser believes that doing so is in the best interest of the relevant Client(s) and otherwise consistent with the Client’s best interest, applicable laws, and the Advisers’ duties, such as where material environmental or social risks may have economic ramifications for shareholders.
Proxy Advisory Firms
The Adviser does not currently rely on proxy advisory firms when voting proxies. To the extent that the Adviser engages one or more proxy advisory firms in the future, it will implement policies regarding the engagement and review of such firms, including with respect to the identification and mitigation of conflicts.
Conflicts of Interest
In furtherance of the Adviser’s goal to vote proxies in the best interests of Clients, the Adviser follows procedures designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its Clients before voting proxies on behalf of such Clients.
Procedures for Identifying Conflicts of Interest.
The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting:
•   The Adviser shall monitor the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of Client accounts as a result of personal relationships, significant Client relationships (those accounting for greater than 5% of annual revenues) or special circumstances that may arise during the conduct of the Adviser’s business.
•   If the Adviser has a conflict of interest in voting proxies on behalf of Client accounts in respect of a specific issuer, the Compliance Officer or her designee shall maintain an up to date list of such issuers. The Adviser shall not vote proxies relating to issuers on such list on behalf of Client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below.
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Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest.
The Compliance Officer or her designee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision- making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy or any executive officer of that issuer has a Client relationship with the Adviser of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Compliance Officer or her designee shall maintain a written record of all materiality determinations.
If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.
If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:
•   disclosing the conflict to the Client and obtaining its consent before voting;
•   suggesting to the Client that it engage another party to vote the proxy on its behalf;
•   engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
•    such other method as is deemed appropriate under the circumstances, given the nature of the conflict.
The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.
Recordkeeping
The Adviser shall maintain the following records relating to proxy voting:
•   a copy of these policies and procedures;
•   a copy of each proxy form (as voted);
•   a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
•   documentation relating to the identification and resolution of conflicts of interest;
•   any documents created by the Adviser that were material to a proxy voting decision or that memorialized the basis for that decision; and
•   a copy of each written Client request for information on how the Adviser voted proxies on behalf of the Client, and a copy of any written response by the Adviser to any (written or oral) Client request for information on how the Adviser voted proxies on behalf of the requesting Client.
Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the Adviser’s office.
In lieu of keeping copies of proxy statements, the Adviser may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.
The Compliance Officer or her designee shall review this policy on an annual basis and revise it as necessary.
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MASSACHUSETTS FINANCIAL SERVICES COMPANY
PROXY VOTING POLICIES AND PROCEDURES
January 1, 2022
Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.a ŕ.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.
The MFS Proxy Voting Policies and Procedures include:
A. Voting Guidelines;
B.  Administrative Procedures;
C. Records Retention; and
D. Reports.
A. VOTING GUIDELINES
1. General Policy; Potential Conflicts of Interest
MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.
MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines that govern how MFS generally will vote on specific matters presented for shareholder vote.
As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may
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vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.
From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.
At MFS, we seek to achieve our clients’ long-term economic objectives by responsibly allocating their capital. We believe that practicing good stewardship in the exercise of our ownership activities, including the integration of environmental, social and governance (“ESG”) factors into our proxy voting activities, is an essential component of this purpose. For this reason, MFS participates in organizations, engagements, or other collaborative industry efforts to enhance our knowledge of specific ESG issues or to further ESG-related initiatives (e.g., the Principles for Responsible Investment, Net Zero Asset Managers Initiative, Climate Action 100+, ShareAction etc.). In developing these guidelines and in conducting our ownership activities, MFS considers ESG issues in light of its fiduciary obligation to vote proxies in the best long-term economic interest of its clients.
B. ADMINISTRATIVE PROCEDURES
1. MFS Proxy Voting Committee
The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);
c. Considers special proxy issues as they may arise from time to time; and
d. Determines engagement priorities and strategies with respect to MFS’ proxy voting activities
2. Potential Conflicts of Interest
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.6 Other
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MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:
a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);
b. If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
c. If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS’ Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and
d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.
Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in

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For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).
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the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.
3. Gathering Proxies
Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.
4. Analyzing Proxies
Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS’ prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer’s proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize our own internal research and research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis
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recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), the MFS Proxy Voting Committee or its representatives will seek a recommendation from the MFS investment analyst and/or portfolio managers.2 For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the MFS Proxy Voting Committee or its representatives will likewise consult with MFS investment analysts and/or portfolio managers.7 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all proxies are voted.
As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
5. Voting Proxies
In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
6. Securities Lending
From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
7. Engagement
The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee establishes proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy

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From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.
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voting issues or information about MFS’ engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report .
C. RECORDS RETENTION
MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
D. REPORTS
U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Firm-wide Voting Records
MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.
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PGIM REAL ESTATE PROXY POLICY
PGIM REAL ESTATE, A BUSINESS UNIT OF pgim, Inc..
Statement of Policy and Procedures for Voting Portfolio Proxies on Behalf of Client Discretionary Accounts (“Proxy Voting Policy”)
Amended July 2020
I. FIDUCIARY DUTY AND OBJECTIVES
PGIM Real Estate, a business unit of PGIM, Inc., is committed to conducting its business with high standards of personal and corporate integrity. As an investment adviser that has been delegated authority to vote proxies of portfolio securities owned by its discretionary clients, PGIM REAL ESTATE owes a fiduciary duty to its discretionary clients to vote portfolio proxies in the best interests of such clients. PGIM REAL ESTATE’s Proxy Voting Policy is part of our corporate governance obligations. We are a signatory to United Nations Principles of Responsible Investment. As an investment manager signatory, we believe that environmental, social, and corporate governance (ESG) issues can affect the performance of investment portfolios to varying degrees across companies, sectors, regions, asset classes and through time. Subject to our fiduciary duty as an investment adviser, we seek to incorporate and address ESG issues when voting portfolio proxies.
In meeting its fiduciary duty, PGIM REAL ESTATE’s principal concern in voting portfolio proxies is the anticipated economic effect of the proposal on the value of our clients’ portfolio holdings, both in the long-term and short-term. In many cases, we believe that our clients’ economic interests are consistent with management’s proposal. In other cases, however, we believe management’s proposal (e.g., anti-takeover provisions) may have a negative impact on the value of our clients’ portfolio holdings.
This Proxy Voting Policy sets forth PGIM REAL ESTATE’s policy and procedures for the voting of proxies for securities held in client portfolios for which PGIM Real Estate provides discretionary investment management services. PGIM Real Estate seeks to actively monitor developments in the proxy voting arena and will update and redistribute this Proxy Voting Policy as needed to address developments in this arena.
II. PROXY VOTING GUIDELINES
PGIM REAL ESTATE has adopted general guidelines for voting portfolio proxies as summarized below.
While we seek to incorporate and address ESG issues when voting portfolio proxies, our primary consideration in voting portfolio proxies is the financial interests of our clients.
In general, PGIM REAL ESTATE will consider management’s overall attention to shareholder issues when contemplating a vote against management. We will generally vote with management that has demonstrated a shareholder orientation and a commitment to environmental, social and governance issues.
The following guidelines reflect what PGIM REAL ESTATE believes is good corporate governance with consideration of ESG issues.
Summarizing:
Management Proposals
•   Executive Compensation – We generally support proposals that seek to evaluate overall director performance based on environmental and social criteria.
•   Mergers and acquisitions – We generally support proposals that, based on an examination by the voting agent (described below) of economic and corporate governance implications, should maximize shareholder return.
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Shareholder Proposals
•   Shareholder rights – We generally support initiatives that seek to enhance shareholder rights.
•   Environment – We generally support proposals that seek improved reporting and disclosure about company practices which impact the environment. Proposals that request companies to develop greenhouse gas reduction goals, comprehensive recycling programs and other proactive measures to mitigate a company’s environmental impact are also supported.
•   Labor/human rights – We generally support enhancement of worker’s rights by voting for proposals requiring greater disclosure. We also generally support proposals requesting independent verification of a company’s contractors’ compliance with labor and human rights standards.
•   Health and safety – We generally support proposals seeking increased disclosure such as labeling of genetically modified organisms, the elimination of toxic emissions and prohibition on sale of tobacco to minors, etc.
•   Business ethics – We generally support proposals to increase disclosure of a company’s business ethics and code of conduct and activities relating to social welfare. Additionally, we generally support proposals that will report a company’s political contributions, charitable spending and lobbyist activities.
III. PROXY VOTING PROCEDURES
A. Overview
PGIM REAL ESTATE’s Global Real Estate Securities (GRES) team recommends proxy voting guidelines, responds to changes in corporate governance obligations, and reviews the overall exercise of Prudential’s proxy voting authority.
PGIM REAL ESTATE will generally attempt to vote each proxy received by its clients. However, there may be situations where we may be unable to vote a proxy, or may choose not to vote a proxy, such as where (i) a meeting notice is received too late, (ii) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if PGIM REAL ESTATE votes the proxy, (iii) PGIM REAL ESTATE held the shares as of the record date but sold them prior to the meeting date, or (iv) the security is subject to as securities lending program and PGIM Real Estate is unable, despite its best efforts, to recall the security in time to vote the proxy.
B. Private Real Estate Portfolios
Proxy solicitations are initially sent by the issuer to the trustee or custodian bank or to their designated proxy facilitator, in the case of securities held through custodian accounts, or directly to PGIM REAL ESTATE at the address listed in the issuer’s transfer agent’s records, in respect of privately placed certificated securities. Proxies for securities held by custodians on behalf of PGIM REAL ESTATE’s private real estate portfolios are forwarded to PGIM REAL ESTATE’s Private Operations Department for processing. Similarly, proxies received in the mail at PGIM REAL ESTATE’s offices for PGIM REAL ESTATE’s private real estate portfolios are forwarded to PGIM REAL ESTATE’s Private Operations Department for processing.
Each proxy is reviewed by the respective portfolio manager(s) and voted in accordance with PGIM REAL ESTATE’s Proxy Voting Policy. If the proposal is not addressed in the Proxy Voting Policy or if PGIM REAL ESTATE is aware of some circumstance that would suggest a vote not in accordance with the Proxy Voting Policy, the proxy becomes a “Proxy Discussion Issue” and will be referred to the GRES Team, as described below.
The Proxy Discussion Issue will first be discussed among the portfolio managers of portfolios which own the affected security and a unified PGIM REAL ESTATE vote on the Proxy Discussion Issue established (unless a particular client has withheld from PGIM REAL ESTATE the right to decide how shares held in that client’s advisory account should be voted or has instructed PGIM REAL ESTATE to vote on the issue in a specific manner). The portfolio managers will report their recommendation on each Proxy Discussion Issue to the GRES Team. In the event the affected portfolio managers are unable to agree on a unified position, the position shall be established by the vote of a majority of the members of the GRES Investment Committee. Depending on the nature and significance of the subject matter, the portfolio manager(s) may decide to sell the security. On occasion, PGIM REAL ESTATE
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may be in contact with other major shareholders who have an interest in the outcome of a vote. Further, PGIM REAL ESTATE may, as appropriate, discuss our vote with company management.
C. Public Real Estate Portfolios
PGIM Real Estate has hired a third party proxy voting administrator (“Voting Agent”) to facilitate the voting and reporting process for the Public Real Estate Portfolios. Proxy solicitations are initially sent by the issuer of the securities to the trustee or custodian bank or to their designated proxy facilitator. The Voting Agent shall process PGIM Real Estate’s votes pursuant to PGIM Real Estate’s guidelines, or shall seek input from PGIM Real Estate for those proxies designated to be evaluated on a case-by-case basis per PGIM Real Estate’s policy.
The Voting Agent works closely with PGIM REAL ESTATE s outsourced Operations Team to ensure that proxies for public real estate portfolios are voted per PGIM REAL ESTATE’s Proxy Voting Policy or referred to PGIM REAL ESTATE’s Public Operations team for further analysis/consultation with the portfolio manager. PGIM REAL ESTATE’s Voting Agent conducts an additional level of analysis on proposals involving widely accepted ESG practices.
There are certain circumstances where PGIM REAL ESTATE may either not vote proxies in certain countries (due to share blocking concerns) or vote contrary to PGIM REAL ESTATE’s guidelines at the direction of the portfolio management team. In either scenario, the Proxy Voting Agent, through the outsourced Operations Team, will contact the GRES Team for direction.
D. Conflicts Identification and Resolution
There may be situations in which PGIM REAL ESTATE may face a conflict between its interests and those of clients or business partners. Potential conflicts are most likely to fall into three categories.
•   Business Relationships – This type of conflict would occur if PGIM REAL ESTATE or an affiliate had a substantial business relationship with the company or a proponent of a proxy proposal relating to the company such that failure to vote in favor of management could harm the relationship PGIM REAL ESTATE or its affiliate may have with the company. This could happen if PGIM REAL ESTATE has a material business relationship with a company in which PGIM Real Estate has invested on behalf of its clients. To identify conflicts that may arise via a business relationship, PGIM REAL ESTATE’s Insider Trading Policy addresses the monitoring of companies for potential possession of material non-public information. PGIM REAL ESTATE maintains a restricted list containing names of those business relationships with publicly traded companies where material non-public information is known in the business unit.
•   Client Relationships – This type of conflict would occur if PGIM REAL ESTATE had a client invested in one of their portfolios who was also a company with an account whose assets are managed by PGIM REAL ESTATE. Any issuer that represents at least 5% of a business unit’s total revenue will be considered to be a conflict issuer for PGIM, or PGIM REAL ESTATE Financial, Inc.
•   Personal Relationships – This type of conflict might occur if PGIM REAL ESTATE or an affiliate had a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees. To identify this potential conflict, PGIM REAL ESTATE associates are required to complete an annual questionnaire where these types of relationships should be disclosed. At the time they are reported and annually thereafter, analysis is completed to ensure the potential conflicts can be monitored or mitigated.
If conflicts are identified that cannot be resolved, they are communicated to the GRES Team for resolution. Resolution may include abstaining from a particular vote, or allowing the Voting Agent to vote the proxy per the recommendation of the Voting Agent.
Records of conflicts and how they were resolved will be maintained by Prudential’s Law Department (for example, whether the conflict was judged to be material, the basis on which the materiality decision was made and how the proxy was ultimately voted).
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E. Proxy Voting Recordkeeping
Private Real Estate Portfolios
Records of proxy decisions made and proxies voted on behalf of the Private Real Estate Portfolios will be maintained by Prudential’s Private Operations Department. The record shall indicate whether the proxy was voted in accordance with the Proxy Voting Policy, against the Policy at the direction of the portfolio management team, or on a case-by case basis. Proxy records may be provided to clients upon their request.
2. Public Real Estate Portfolios
The Voting Agent maintains PGIM REAL ESTATE’s voting records on behalf of the Public Real Estate Portfolios and produces reports as necessary to enable PGIM REAL ESTATE to fulfill its obligations under applicable law. Records of all proxies voted, including whether they were voted in accordance with the Proxy Voting Policy, against the Policy at the direction of the portfolio management team, or on a case-by case basis, can be obtained from the Voting Agent.
The Voting Agent shall be responsible for preparing and filing Form N-PX for each proprietary registered investment company (“mutual fund”) advised by Prudential, with its complete voting record for the 12 months ended June 30th, no later than August 31st each year.
PGIM REAL ESTATE’s Outsourced Public Operations will maintain detailed procedures for the oversight of the Voting Agent as its proxy voting administrator.
F. Annual Compliance Review
PGIM REAL ESTATE’s Chief Compliance Officer (or his designee) shall conduct an annual review to assess compliance with the Proxy Voting Policy. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with the Proxy Voting Policy. The results of this review will be reported to PGIM REAL ESTATE’s management.
Approved as of July 28, 2003, Amended March 26, 2009, Amended November 30, 2010,
Amended February 1, 2011, Amended December 2014. Amended July 2020
PRESIMA INC.
VOTING PRINCIPLES POLICY
JULY 20, 2016
SECTION I. - GENERAL
1. PREAMBLE
It is important for Presima to have the tools and means that are essential to its role as a global investment management firm. A Policy governing the exercise of voting rights is an excellent communications vehicle. It enables Presima to take into account its responsibilities with regard to the funds it manages. It also serves to add value to the capital stock of companies and make a lasting contribution to their growth for the benefit of all their shareholders and of the communities in which such companies operate.
This policy provides employees a guide for the exercise of voting rights. Voting positions with respect to different specific situations, deriving from general principles, are also elaborated.
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2. OBJECTIVES
Presima must be able to constantly monitor its investments, given its accountability to its clients, as well as the importance and the strategic nature of its investments.
Presima usually has a medium or long-term investment horizon. It therefore intends to monitor and to contribute to the profitability of the companies in which it invests. Its contribution is intended to be constructive by targeting first and foremost a common objective - the success of the companies - and, consequently, an optimal financial return and security of investors’ capital.
Moreover, Presima would like the companies in which it invests to conduct themselves as good corporate citizens in the communities in which they operate; in other words, to act responsibly and take part in the economic and social life of their communities.
3. GENERAL PRINCIPLES
•   In line with its mission as an investment manager, Presima has an obligation to invest with care, diligence and discernment to ensure that the assets of its clients are managed with due prudence and that they generate an optimal financial return.
•   Given the importance of its investments, Presima’s success is dependent mainly upon the return generated by the companies in which it invests: hence its interest in and attention to governance issues.
•   Presima expects these companies to be managed by persons of the highest calibre, who are backed up by a board of directors who are equally competent, who are mindful of the interests of the company and of the shareholders, who are sufficiently independent (in other words, free of any link that might prevent them from exercising objective judgment in evaluating management or transactions), and who assume their responsibilities as directors.
•   Presima fulfills its responsibilities as an investor toward the companies in which it invests. It respects the division of roles and responsibilities among the shareholders, the board of directors and the management of the companies and it does not intend to substitute for them. Within this framework, it strives to support efforts made by the board and by management to improve profitability over the medium and long terms.
•   Presima seeks to prevent any action or measure that could prejudice the interests of the company itself or those of its shareholders; in other words, any action or measure that could decrease shareholder value or financial returns.
•   The board of directors ensures that management regularly submits its vision of the future in the form of a strategic plan. This plan is the result of a rigorous analysis of the company’s operating environment and it states explicitly the directions to be taken and the objectives to be pursued.
•   The boards of directors of the companies must be able to rely on efficient, appropriate tools that enable them to fully assume their responsibilities. These tools include the various committees of the board responsible for examining in detail certain aspects of the company as well as a suitable management information system.
•   Finally, Presima intends to support efforts to create a regulatory and legislative environment that promotes the full exercise of its shareholder rights and responsibilities.
4. PRINCIPLE OF ACCOUNTABILITY
Presima endorses a clear division of responsibilities and does not intend to play the role of the directors or the managers of a company. Still, Presima and all the other shareholders have duties and responsibilities toward the companies in which they invest and they must play their roles and manage their investments with care, diligence and discernment.
Presima consequently establishes a dialogue with the executive officers of companies in order to make known its own expectations in terms of governance and the social responsibility of companies.
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SECTION II. - VOTING PRINCIPLES
The voting principles contained in this section describe the principles that Presima follows to analyze the proposals that are submitted to it during shareholder meetings of public companies.
5. BOARD OF DIRECTORS
5.1. Independence of directors
Electing directors is the most important ownership right. Directors represent the shareholders, and they are charged with safeguarding investors’ interests. Presima evaluates board candidates on a case-by-case basis, taking into account company practice, corporate governance codes, market disclosure and local best practices principles.
Presima gives consideration to factors such as director independence, director competence, board accountability, and board responsiveness. Presima will not support board nominees if:
•   The company fails to provide adequate information in a timely manner;
•   The board fails to meet minimum corporate governance standards (e.g. board and committee independence8, attendance, slate elections, number of outside boards, etc.);
•   There are concerns about the nominee such as criminal wrongdoing or breach of fiduciary responsibility;
•   There have been material failures of governance, stewardship, risk oversight or fiduciary responsibilities;
•   There is clear concern over questionable accounting practices;
•   There have been questionable transactions with conflicts of interests;
•   There is any record of abuse against minority shareholder interests;
•   There is conflict of interest that raises significant potential risk in the absence of mitigating measures or procedures;
•   There are egregious actions related to a director’s service on other boards.
5.2. Nominating process
Each company should have a procedure for examining candidates that is adapted to its situation, and should inform shareholders of it.
Presima expects, among other things, that the nominating (or governance) committee establish expertise and experience profiles desirable for the Board and adopt a nomination procedure, taking into account the skills and competencies that the board, as a whole should possess, as well as the skills and competencies of the existing director, and of each new candidate.
5.3. Separate voting
Presima favours the principle according to which each nominee for the position of director could be the object of a separate vote. In the event of the election of candidates submitted to vote by list, Presima will determine his or her position according to the context.
5.4. Classified or staggered Boards
Presima supports resolutions proposing annual election of all directors. In the event of an election of candidates for terms of varying length, Presima will determine the positions according to the context.

1
For the definition of independence, please refer to Appendix I.
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5.5. Separation of Board and Management roles
Although in theory it favours a division of the roles between the chair of the board and the chief executive officer, Presima considers that each case must be examined on its own merits, according to the context, and more particularly according to the division of responsibilities between the executive officers, the appraisal of the executive officers, the succession plans and other company’s operating procedures, its size, and also the costs related to this division or other pertinent circumstances.
Presima considers that it is for the board of directors to review and evaluate on a regular basis the appropriateness of having one or two positions and to report thereon to the annual meeting of shareholders, which should be asked to vote on combining the positions when recommended by the board.
However, when there is combination of the roles, Presima deems it necessary to create the position of lead director, occupied by an independent director who, among other things, will oversee the effective conduct of the board’s work.
5.6. Board, its members and chief executive officer assessment
Each board of directors should have the means to assess its work, that of each of its committees as well as the personal contribution of each director, and the contribution of the chief executive officer to the company’s results.
The evaluation should be periodic and be carried out, among other things, in accordance with the mandate of the board and the mandates of its committees, as well as the skills and competencies demonstrated by each of the directors.
5.7. Confidential voting by shareholders
Presima supports the wishes of each shareholder with respect to the confidentiality of votes.
5.8. Cumulative voting for directors
Presima generally supports the principle of representation proportional to investment, in particular through the practice of cumulative voting. All proposals put forward on this question will be evaluated on a case-by-case basis.
6. RATIFICATION OF AUDITORS’ TERM
Except in unusual circumstances, Presima will generally vote in favour of the ratification of the auditors’ term.
Presima supports resolutions that propose the disclosure of auditors’ costs and fees, both for the auditing services and other services.
7. ROUTINE ITEMS
Some international markets routinely ask shareholder to approve:
•   The opening of the shareholder meeting;
•   Acknowledgement of properly convening a meeting;
•   That the meeting has been convened under local regulatory requirements;
•   The presence of quorum;
•   The agenda for the shareholder meeting;
•   The election of the chair of the meeting;
•   The appointment of shareholders to co-sign the minutes of the meeting;
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•   Regulatory filings;
•    The designation of inspector or shareholder representative(s) of minutes of the meeting;
•   The designation of two shareholders to approve and sign minutes of the meeting;
•   The allowance of questions;
•   The publication of minutes;
•   The closing of the shareholder meeting;
•   Authorization of the board ratifying and executing approved resolutions; and
•    Prepare and approve a list of shareholders.
Presima generally votes in favor of these and similar routine management proposals.
8. EXECUTIVE COMPENSATION
8.1. Compensation conditions
In the matter of compensation, Presima is in favour of the principle that executive compensation must be closely related to the company’s results and to the gains arising therefrom for shareholders.
While keeping the company competitive, the board of directors must show moderation when determining the level of compensation for executive officers and be sensitive to the concerns of the society.
Presima also favours a compensation policy in which a variable portion of compensation is linked to the company’s results or the extent to which objectives are reached.
In addition to applying the general principles, Presima will take into consideration the following elements when evaluating compensation packages:
•   The explicit declaration, by the board of directors, of the principles it follows with respect to the compensation of executive officers, and the relation between these principles and the strategic objectives of the business, performance objectives and any changes thereto;
•   The description of the processes used to establish incentive compensation, including the role and the identity of the external consultants hired to assist the committee;
•   The complete disclosure of all benefits including severance agreements;
•   Tie the number of stock options to become vested to the achievement of performance thresholds;
•    Requirements established for executive officers and senior managers in terms of share ownership.
8.2. Disclosure
The shareholders must be able to determine to what extent executive compensation is justified by the company’s results over a reasonable period of time. The information published by the company must therefore be sufficiently complete and transparent to permit this comparison for the same group of executives.
Compensation packages must also take into consideration programs such as those for loans at preferred interest rates. Such programs constitute a different kind of compensation which is integrated into total compensation.
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8.3. Management Say-on-Pay/Remuneration Report
Presima opposes management say-on-pay (MSOP) or remuneration report proposals if:
•   There is a misalignment between CEO pay and company performance (pay for performance);
•   The company maintains problematic pay practices;
•   The board exhibits poor communication and responsiveness to shareholders; or,
•   There is insufficient compensation disclosure that precludes a reasonable assessment of pay programs and practices.
In valuating pay packages, Presima takes into account a combination of market regulation, best practices standards, company practice and disclosure.
8.4. Stock option and Incentive compensation plans
Presima votes equity-based compensation plan proposals on a case-by-case basis, taking into considerations the following elements as it may apply to each market practice: dilution/plan cost, burn rate, option exercise price, repricing of underwater options, plan administration, performance hurdles for exercising the stock options, vesting period, change-in-control definition and director participation.
8.5. Golden Parachutes
Presima is opposed to excessive departure bonuses paid to a director or an executive officer in the event of a merger or an acquisition that results in a change in control over the company.
Presima is opposed to departure bonuses paid to executive officers who will occupy a position within the new entity.
9. COMPENSATION OF DIRECTORS
Presima is generally in favour of fair compensation for directors, but on the condition that such compensation is aligned with the interests of shareholders.
Presima generally does not agree that outside directors should have access to a stock option program.
10. EMPLOYEE STOCK PURCHASE PLANS
Presima, generally speaking, supports employee stock purchase plans. It also supports resolutions that aim to increase the number of shares reserved for an existing plan, in consideration of the alignment of employee interests with those of shareholders. However, its support is contingent on the following conditions:
•   The purchase price must be at least 85% of the fair market value of the stock or in line with market practice;
•   The offer period must be reasonable;
•   The dilution potential must be 10% or less (in line with market practice).
11. ARTICLE/BYLAW/CHARTER AMENDMENTS
Presima evaluates on a case-by-case basis and will support article amendments if
•   Management provides adequate reason for the amendments;
•   Shareholder rights are protected;
•   There is positive or negligible impact on shareholder value, and;
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•   The company is required to make the change by law (if applicable).
12. TAKEOVER PROTECTION
12.1. General
Presima is opposed to defensive measures that entrench management rather than protect the value of the shares, particularly measures that do not guarantee the equal treatment of shareholders; that are not in the best interests of shareholders; or that prevent the creation of a competitive auction market.
12.2. Poison pills
Presima is generally opposed to the adoption of poison pills unless such pills aim to give the board time to seek more suitable potential purchasers in the event of a takeover bid.
Presima generally favours the inclusion of clauses that stipulate that the quantity trigger will not be below 20% or in line with market practice, that there be no limitation of the board’s future ability to withdraw the protection plan, and that shareholders have the right of withdrawal.
12.3. Crown jewel defence
Presima is opposed to anti-takeover measures such as the sale of the most valuable assets, unless it is clear that shareholders’ interests will be served.
12.4. Leverage buyouts
Presima supports leverage buyout proposals if an evaluation of the proposal shows that it will serve shareholders’ interests.
12.5. Lock-up arrangements
Presima will oppose capital lock-up arrangements when such arrangements do not serve the interests of shareholders.9
12.6. Reincorporation
Presima supports reincorporation proposals that are based on financial, commercial, economic reasons or that improve the company’s governance practices. Presima does not support reincorporation proposals made as part of an anti-takeover defence or designed to limit director liability.
12.7. Reasonable price
Presima supports takeover bids that guarantee the equal treatment of shareholders by requiring the acquirer to pay a reasonable price to shareholders for their shares.
12.8. Takeover by parent company
When informed of a potential or actual takeover by an entity of the National Australia Bank Group in a company which Presima holds shares in, the firm will abstain from voting.

9
Agreements between certain shareholders to offer their shares to the target company or a third party favourable to it. Because the sale is made willingly, the shareholders are not required to vote and there is no recourse for determining the fair value.
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13. SHAREHOLDER RIGHTS
13.1. Unequal or subordinate voting shares
Presima generally favours the issuance of single voting shares. However, it notes that in some rare circumstances a company may benefit from or is justified in using capital structure with unequal voting shares, such as when it is in the interest of a majority of the shareholders.10 An adequate structure to protect against such impacts needs to be implemented.
13.2. Super-majority approval of business transactions
Presima is opposed to any proposal to increase to more than 66.6% the number of shares outstanding required to approve the company’s transactions.
13.3. Payment of greenmail
Presima is opposed to payment of greenmail11. It supports measures that aim to avoid such transactions.
13.4. Linked proposals (e.g. fair-price and super-majority amendments)
Presima supports resolutions that include linked proposals to the extent they are in the interests of shareholders. Presima does not support linked proposals whose objective is to make one element of the proposal more acceptable.
13.5. Unlimited share issues — “Blank-cheque” preferred
Presima is generally opposed to the issuance of or an increase in “blank-cheque” preferred shares, unless the objective of issuing and the number of shares are stated or the issuing is in the interests of shareholders.
14. ALLOCATION OF DIVIDENDS
Presima supports the principle of dividend allocation by companies that have demonstrated profitability.
15. FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS
Presima generally supports proposals seeking approval of financial accounts and reports unless there are concerns about the accounts presented or the company is not responsive to shareholder questions about specific items that should be disclosed.
16. SHARE REPURCHASE PROGRAMS
Presima will oppose open-market share repurchase authorities if the terms include:
•   Excessive share repurchase limit as a percentage of outstanding issued share capital;
•   Excessively long duration period for the repurchase authority;
•   Excessive limit on capital holdings in treasury;
•   The use of the authority for takeover defenses;
•   No safeguard against selective buybacks;

10
See Appendix II for conditions under which Presima may favour unequal voting rights.
11
Greenmail: in order to avoid a hostile takeover bid, the target company uses its own funds to purchase the raider’s stock at a price above that available to other stockholders.
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•   Unreasonable pricing provisions; or
•   Past history of abuse.
17. SHAREHOLDER PROPOSALS
Presima supports measures enabling minority shareholders to make certain resolutions at the shareholders’ meeting (right of initiative). Nonetheless, measures to prevent abuse may be taken.
An examination of the content of these proposals is done on a case-by-case basis. During the examination, Presima takes into account the variety of subjects covered and the fact that they are constantly evolving.
In addition, Presima is opposed to any resolutions that impose arbitrary constraints on management or the board of directors.
18. CODE OF PROCEDURE FOR MEETINGS
Presima favours the adoption of a code of procedure for shareholders’ meetings that both respects the principle of corporate democracy and provides a structured framework.
19. DISCLOSURE OF ACTIVITIES: POLICIES AND OTHER FRAMEWORKS
Presima encourages companies to adopt policies on governance, workers’ rights and conditions, standards of ethical conduct, outsourcing of activities, political contributions and all other related elements.
Presima favours disclosing these policies and their application to shareholders. This must not however entail unreasonable costs and efforts on the part of companies.
20. SOCIAL/ENVIRONMENTAL ISSUES
Presima evaluates all social and environmental proposals on a case-by-case basis. Elements considered in such evaluation include:
•   Whether the proposal is well-framed and the cost is reasonable;
•   Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and/or earnings;
•   Whether implementation of the request would achieve the proposed objectives;
•   Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•   Whether the company’s analysis and voting recommendation to shareholders are persuasive;
•   Whether adoption of the proposal is likely to enhance or protect shareholder value;
•   Whether the subject of the proposal is best left to the discretion of the board;
•   Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
•   The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing; or,
•   What other companies have done in response to the issue addressed in the proposal.
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21. OTHERS
Presima exercises its voting right according to the principles put forth in this Policy. However, it reserves the right to disregard these when it concludes that it is appropriate to do so in the context of business decisions that it has to take or whenever applicable laws would permit it.
Presima will examine any other subject submitted by resolution to shareholders’ meetings, in keeping with these voting principles.
22. RESPONSIBILITIES
The Chief Compliance Officer is responsible for the application of the policy and proposes any modifications thereto to the board of directors or Presima’s accounting risk and compliance committee.
APPENDIX I - DEFINITION OF INDEPENDENCE12
A member of the board of directors is independent if he or she has no personal or professional relationships likely to influence its judgement and bring to decisions not in the interest of the company.
Without any limitation to the previous paragraph, a member of the board would be presumed not to be independent of management in the following cases:
•   He or she has been within the last 5 years, an employee or executive officer of the company;
•   His or her immediate family member is, or has been within the last 5 years, an executive officer of the company;
•   He or she received, or an immediate family member of his or her received, more than $10,000 in compensation from the company during any 12 month period for professional services;
•   He or she is an employee, an officer, a director, an associate or a consultant of an entity which has an important economic relationship with the company.
In other respects, notwithstanding the two previous paragraphs, an individual is not considered having a relationship or an interest as defined in the first paragraph solely because the individual or his or her immediate family member:
•    Has previously acted as an interim chief executive officer of the company;
•   Acts, or has previously acted, as a chair or vice-chair of the board of directors or of any board committee of the company on a part-time basis.
For the purpose of the present definition, a company includes a subsidiary entity of the company and a parent of the company.
Particularities for companies where a shareholder holds a large block of shares.
In cases where a shareholder holds a large block of shares, the Policy indicates that the board members must be in majority independent at one and the same time of the management of the company and of this shareholder. The members of the nominating (or governance) and compensation (or human resources) committees must be all independent of management and in majority independent of the important shareholder. A board member is “independent of the important shareholder” when he or her does not have a personal or professional link with the important shareholder and does not represent its interest at the board.

12
Presima uses this definition subject to the application of Regulation 52-110 on the Audit Committee adopted under the Securities Act, R.S.Q., c. V-1.1 as far as audit committees members are concerned.
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APPENDIX II - UNEQUAL VOTING SHARES13
Statement of principle
Presima is of the opinion that the right to vote is an important attribute of common shares, since the shareholder assumes the ultimate risk of ownership of the company. It considers that when common shares involve a high level of risk, they must offer the same advantages to and confer the same rights on their holders. These principles are fundamental in at least three respects. First, they represent one of the bases of corporate democracy, ensuring that the owners have a decision-making right in proportion to their equity interest. Second, they ensure that the owners have similar rights and gains in the event of decisions likely to affect the very existence of their investment and its profitability, in particular in the event of a takeover bid. Finally, respect for these principles is generally a major component of the quality of the capital markets.
That said, Presima notes that in some situations or even in some countries, a capital structure with unequal voting shares is often used and can be beneficial. In Canada, several public corporations differ from the norm in the North American market by using this share structure. Presima therefore considers it inappropriate to immediately rule out this type of share capital structure and risk depriving Presima of investments that are consistent with its legislated function. This structure can be favourable in certain circumstances, to both the company and all shareholders who will benefit from the corresponding positive returns for the company or from the risk premium (or control premium).
Presima’s position14
Presima generally prefers a one-vote-per-share capital structure.
Presima does not systematically object, however, to a capital structure of unequal voting shares. It assesses each case individually and according to the corporation’s particular situation and the potential benefits. It pays particular attention to the company’s transparency and what information the company discloses to shareholders.
The principles of corporate governance in this matter call for fine tuning to take into account the company’s circumstances and what, considering the situation as a whole, is the best course of action for all parties concerned.
For example, when a significant block of shares is held by the entrepreneur-founder or members of his family, unequal voting shares are often advantageous to all shareholders, given the resulting alignment of interests. Such shareholders will be particularly inclined to introduce tight controls on capital investments and operations management, and will support long-term wealth strategies.
However, when deeming it appropriate for a company to create or maintain unequal voting shares, Presima expects that certain measures will be taken to monitor the level of “control” given and assure the other shareholders of good governance. Thus, the following measures should be taken:
•  For companies wanting to create an unequal voting structure, for example in the context of a first public issue, limit multiple voting shares to a 4:1 ratio (minimum 20% holding of the common shareholders to maintain control) and eliminate nonvoting shares;
•  For the election of directors, limit the voting power of control shareholders to the percentage of their voting rights, for a maximum of 2/3 of board members (minority shareholders elect at least 1/3 of board members in all cases);
•  If a member of the control shareholder’s family or the holder of a significant block of shares applies for the position of Chief Executive Officer, assign independent directors to the task of defining the personal characteristics, experience and skills required for the position and of discussing each candidate’s qualifications with the board and control shareholders;

13
Unequal voting shares: common shares with multiple or limited voting rights, common shares with no voting rights, subordinate voting shares, “controlling” shares and generally all shares of a company in which there are various classes of common shares.
14
This position has been drawn from the position developed by the Institute of governance for private and public organisations.
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•  If the control shareholder has no descendants able to play an important role in management or as a member the board, plan the transition to a one-vote-per-share structure;
•  Present the same terms and conditions of any takeover bid to all shareholders.
A Certain Type of Preferred Shares
Presima takes the same position, with the necessary adjustments, in the creation or perpetuation of categories of shares that may, at the discretion of the board of directors, involve one or more voting rights or that may be convertible into shares with voting rights.
PRINCIPAL GLOBAL INVESTORS, LLC
PROXY VOTING AND CLASS ACTION MONITORING
Background
Unless otherwise noted herein, this policy is applicable to the Employees of the following entities (hereinafter referred to as the Advisers): Principal Global Investors, LLC (PGI), Principal Real Estate Investors, LLC (PrinREI), Principal Enterprise Capital, LLC (PEC), and Principal Global Investors Hong Kong Limited (PGIHK).
Effective January 1, 2021, Finisterre investment teams adopted the policies and procedures in the Advisers’ Compliance Manual with the exception of the Proxy Voting Policy and Procedures. Finisterre investment teams will continue to follow previously adopted proxy policies and procedures (see Addendum A) until amended.
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.
Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.
In general, the Advisers’ CCO (or designee) oversees the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures. In addition, PGI Compliance periodically reviews the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted in a manner consistent with the Advisers’ fiduciary duties.
The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to advisory Clients. The Advisers’ guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance creates a framework within which a company can be managed in the interests of its shareholders.
In addition, as a fiduciary, the Advisers also monitor certain Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.
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IMPLEMENTATION, PROCEDURES AND PRACTICES
The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.
The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.
A. Institutional Shareholder Services
Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (ISS). ISS is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.
When accepting responsibility to vote proxies on behalf of Clients, the Advisers must agree with the Client on the scope of voting arrangements, including the types of matters for which it will exercise proxy voting authority. The Advisers typically shape the relationship, subject to full and fair disclosure and informed consent, within the Client agreement and through this Proxy Voting Policy. A Client may delegate all voting authority to the Advisers, limited voting authority, or may elect to retain voting authority.
The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the Guidelines), which embody the positions and factors that the Advisers’ Portfolio Management Teams (PM Teams) generally consider important in casting proxy votes.15 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (ISS Recommendation) that reflects ISS’ application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system as well as from the Proxy Voting Team. In certain circumstances (such as mergers, contested director elections, or other company-specific concerns), the PM Teams may apply a different or more detailed analysis than that of the ISS Recommendations to ensure the votes are cast in the Client’s best interest.
1. Voting Against ISS Recommendations
On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors.
If the Portfolio Manager’s judgment differs from that of ISS, a written record is created reflecting the process (e.e., a “Report for Proxy Vote(s) Against the ISS Recommendations), which includes:
1. The requesting PM Team’s reasons for the decision;
2. The approval of the lead Portfolio Manager for the requesting PM Team;
3. Notification to the Proxy Voting Team and other appropriate personnel (including other Advisers Portfolio Managers who may own the particular security);
4. A determination that the decision is not influenced by any conflict of interest; and review and approval by the Compliance Department.
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(In certain cases, Portfolio Managers may not be allowed to vote against ISS recommendations due to a perceived conflict of interest. For example, Portfolio Managers will vote with ISS recommendations in circumstances where PGI is an adviser to the PGI CITs and those CITs invest in Principal mutual funds.)
2. Conflicts of Interest
The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.
Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers maintain records of the resolution of any proxy voting conflict of interest.
3. Proxy Voting Instructions and New Accounts
a. Institutional Accounts
As part of the new account opening process for discretionary institutional Clients that require the Advisers to vote proxies, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and provide it to ISS, with a copy to the Advisers’ Investment Accounting Department. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.
The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.
b. SMA – Wrap Accounts
The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes providing instructions to the relevant wrap sponsor for setting up accounts with ISS.
c. Fixed Income and Private Investments
Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.
4. Client Direction
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Clients may provide specific vote instructions for their own ballots. Upon request, the Advisers may be able to accommodate individual Clients that have developed their own guidelines. Clients may discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Team.

15
The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.
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5. Securities Lending
At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.
6. Abstaining from Voting Certain Proxies
The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:
•  Restrictions for share blocking countries;16
•  Casting a vote on a foreign security may require that the adviser engage a translator;
•  Restrictions on foreigners’ ability to exercise votes;
•  Requirements to vote proxies in person;
•  Requirements to provide local agents with power of attorney to facilitate the voting instructions;
•  Untimely notice of shareholder meeting;
•  Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.
7. Proxy Solicitation
Employees should inform the Advisers’ Proxy Voting Team of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers do not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Team may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.
a. Handling of Information Requests Regarding Proxies
Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).
Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, emails, etc.) to the Advisers’ Proxy Voting Team. The Proxy Voting Team will take steps to verify the identity of the caller and the caller’s firm prior to exchanging any information. In addition, the Proxy Voting Team may consult with the appropriate Portfolio Manager(s) and/or the CCO (or designee) with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

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In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or subcustodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be, subject to interest charges or other punitive fees.
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8. External Managers
Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers are responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.
9. Proxy Voting Errors
In the event that any Employee becomes aware of an error related to proxy voting, the Employee must promptly report that matter to the Advisers’ Proxy Voting Team. The Proxy Voting Team will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Team, with the assistance of the CCO (or designee), will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers, Aalysts, etc.) will be maintained by PGI Compliance. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying Clients of non-material de minimis errors to Clients.
B. Recordkeeping
The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Proxy Voting Team, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.
Client request to review proxy votes:
•  Any request, whether written (including email) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Team. All written requests must be retained in the Client’s permanent file.
•  The Proxy Voting Team records the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.
•  The Proxy Voting Team furnishes the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers maintain a copy of the written record provided in response to Client’s written (including email) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.
•  Clients are permitted to request the proxy voting record for the 5 year period prior to their request.
Proxy statements received regarding client securities:
•  Upon inadvertent receipt of a proxy, the Advisers forward the proxy to ISS for voting, unless the client has instructed otherwise.
Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.
Proxy voting records:
•  The Advisers’ proxy voting record is maintained by ISS. The Proxy Voting Team, with the assistance of the Investment Accounting and SMA Operations Departments, periodically ensures that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.
•  The Advisers maintain documentation to support the decision to vote against the ISS recommendation.
•  The Advisers maintain documentation, or any communication received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that was material in the basis for any voting decision.
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C. Review
In an effort to assess whether the vote determinations are consistent with the Advisers’ intentions, the Proxy Voting Team shall conduct periodic reviews of the votes and process. Such reviews shall include, but not be limited to: sampling pre-populated votes for accuracy and potential non-votes; assessing pre-populated votes, giving consideration to any additional information that has become available before the votes are cast to ensure the votes are cast in the Client’s best interest; and conducting periodic analysis on controversial votes. Any reviews shall be documented and included in the overall assessment of the proxy voting practices of the Advisers. On an annual basis, the Advisers shall review for any material changes in ISS’ operations, the competency of ISS’ staff and the adequacy of ISS’ services, technology/platform, and conflicts of interest disclosure. In addition, the Advisers shall consider whether ISS has adequately disclosed its methodologies for formulating vote recommendations and engagement with issuers, as well as an assessment of such practices if the Advisers become aware of a potential factual error.
D. Procedures for Class Actions
In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically do not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract, as it is the Advisers’ general policy not to act as lead plaintiff in class actions.
The process of filing class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.
The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers manage the conflict by seeking instruction from the Legal Department and/or outside counsel.
Disclosure
The Advisers ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.
Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.
DWS INVESTMENT MANAGEMENT AMERICAS, INC. AND RREEF AMERICA LLC
Proxy Voting Policy and Guidelines
Scope
DWS has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – DWS (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, DWS’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.
The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide DWS with a comprehensive list of recommendations that represent how
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DWS will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various DWS legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various DWS legal entities allows, where necessary or appropriate, the execution by individual DWS subsidiaries of the proxy voting rights independently of any parent or affiliated company. This applies in particular to non US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these DWS legal entities.
DWS’S PROXY VOTING RESPONSIBILITIES
Proxy votes are the property of DWS’s advisory clients.1 As such, DWS’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. DWS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes DWS’s advisory clients’ proxies in accordance with DWS’s proxy guidelines or DWS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DWS will notify ISS to carry out those instructions. Where no specific instruction exists, DWS will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct DWS to have ISS vote their proxies in accordance with Taft-Hartley Voting Guidelines.
Clients may in certain instances contract with their custodial agent and notify DWS that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and DWS determines that a proxy vote (or other shareholder action) is materially important to the client’s account, DWS may request, on a best efforts basis, that the agent recall the security prior to the record date to allow DWS to vote the securities.
POLICIES
Proxy Voting Activities are Conducted in the Best Economic Interest of Clients
DWS has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DWS in good faith after appropriate review. DWS believes that responsibility including environmental, social and governance factors, and profitability, complement each other in many respects and has adopted Policies and Guidelines consistent with this belief.
The Global Proxy Voting Sub-Committee
The Global Proxy Voting Sub-Committee is an internal working group established by the applicable DWS’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing DWS’s proxy voting activities, including:
1 For purposes of this document, “clients” refers to persons or entities: (i) for which DWS serves as investment adviser or sub-adviser; (ii) for which DWS votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.
•  Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how DWS will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;
•  Voting proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of DWS’s clients;
•  Review recommendations for proxies where the Guidelines specify that the issues are to be determined on a case-by-case basis and ensure such proxies are voted in accordance with these Policies and Guidelines; and
•  Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).
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DWS’s Proxy Vendor Oversight, a function of DWS’s Operations Group, is responsible for coordinating with ISS to administer DWS’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.
Availability of Proxy Voting Policies and Proxy Voting Record
Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at DWS’s discretion. Clients may also obtain information on how their proxies were voted by DWS as required by law and otherwise at DWS’s discretion. Note, however, that DWS must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30, if so required by relevant law.
PROCEDURES
The key aspects of DWS’s proxy voting process are delineated below.
The GPVSC’s Proxy Voting Guidelines
The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.
The GPVSC will review the Guidelines as necessary to support the best economic interests of DWS’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 5.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.
The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in the actual practices of the investment company and the voting positions of the investment company on the same matter or similar matters. Further, the manner in which DWS votes proxies on behalf of investment company proxies may differ from the voting recommendations made by a DWS-advised or sponsored investment company soliciting proxies from its shareholders. Proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the Guidelines.
Specific Proxy Voting Decisions Made by the GPVSC
Proxy Vendor Oversight will refer to the GPVSC all proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, in accordance with the Guidelines, should be evaluated and voted on a case-by-case basis.
Additionally, if Proxy Vendor Oversight,2 the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.
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If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.
The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.
Proxies that Cannot Be Voted or Instances When DWS Abstains from Voting
In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, DWS will abstain from voting:
•  Neither the Guidelines nor specific client instructions cover an issue;
•  ISS does not make a recommendation on the issue; and
•  The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).
In addition, it is DWS’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.
Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.
2 Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. DWS Portfolio Managers, DWS Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to DWS portfolio managers and DWS research analysts.
Conflict of Interest Procedures
Procedures to Address Conflicts of Interest and Improper Influence
Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DWS’s clients.4
Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of DWS. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of DWS without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of DWS regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DWS (and within DWS only on a need to know basis).
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Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee within DWS monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. The Conflicts of Interest Management Sub-Committee members include DWS Compliance, the chief compliance officers of the advisors and the DWS Funds. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DWS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.
The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) DWS client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.
Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) DWS has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.
If notified that DWS has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.
3 As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; (ii) where the Guidelines specify that an issue is to be determined on a case-by-case basis; or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.
4 Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.
Note: Any DWS employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance or the Conflicts of Interest Management Sub-Committee. Compliance shall call a meeting of the Conflict of Interest Management Sub-Committee to evaluate such conflict and determine a recommended course of action.
Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.
The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client, has: (i) requested that DWS, Proxy Vendor Oversight (or any member thereof), or a GPVSC member vote
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a particular proxy in a certain manner; (ii) attempted to influence DWS, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.
If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management
Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC” (i) whether anyone should be recused from the proxy voting process or (ii) whether DWS should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.
Duty to Report. Any DWS employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client to influence how DWS votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.
Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.
If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.
Investment Companies and Affiliated Public Companies
Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with Guidelines, unless the investment company client directs DWS to vote differently on a specific proxy or specific categories of proxies.
However, regarding investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).
Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing DWS Funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DWS will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.
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Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the DWS or Deutsche Bank organization (e.g., shares of DWS or Deutsche Bank), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting). In markets where mirror voting is not permitted, DWS will “Abstain” from voting such shares.
Note: With respect to the DWS Central Cash Management Government Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.
Other Procedures that Limit Conflicts of Interest
DWS and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:
•  Code of Conduct – DB Group;
•  Conflicts of Interest Policy – DWS Group;
•  Code of Ethics – DWS US;
•  Code of Ethics – DWS ex US
•  Code of Professional Conduct – US.
The GPVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the GPVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.
All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with this Section. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating the procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).
RECORDKEEPING
At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.
•  DWS will maintain a record of each proxy vote cast by DWS that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.
•  Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:
•  The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;
•  Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;
•  Analyst worksheets created for stock option plan and share increase analyses; and
•  Proxy Edge print-screen of actual vote election.
•  DWS will: (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
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•  The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
•  With respect to DWS’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. DWS will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):
•  The name of the issuer of the portfolio security;
•  The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
•  The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);
•  The shareholder meeting date;
•  A brief identification of the matter voted on;
•  Whether the matter was proposed by the issuer or by a security holder;
•  Whether the company cast its vote on the matter;
•  How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and
•  Whether the company cast its vote for or against Management.
Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Records Management Policy - Deutsche Bank Group and applicable policies and procedures thereunder.
With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate DWS office.
Oversight Responsibilities
Proxy Vendor Oversight will review a reasonable sampling of votes on a regular basis to ensure that ISS has cast the votes in a manner consistent with the Guidelines. Proxy Vendor Oversight will provide the GPVSC with a quarterly report of its review and identify any issues encountered during the period. Proxy Vendor Oversight will also perform a post season review once a year on certain proposals to assess whether ISS voted consistent with the Guidelines.
In addition, the GPVSC will, in cooperation with Proxy Vendor Oversight and DWS Compliance, consider, on at least an annual basis, whether ISS has the capacity and competence to adequately analyze the matters for which it is responsible. This includes whether ISS has effective polices, and methodologies and a review of ISS’s policies and procedures with respect to conflicts.
The GPVSC also monitors the proxy voting process by reviewing summary proxy information presented by ISS to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.
Annual Review
The GPVSC, in cooperation with Proxy Vendor Oversight, will review and document, no less frequently than annually, the adequacy of the Guidelines, including whether the Guidelines continue to be reasonably designed to ensure that DWS votes in the best interest of its clients.
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Glossary
Term	Definition
Business Plan	Documents the allocation of responsibilities amongst the members of the Management Board of Allocation DB AG
Committee	Decision-making forum established pursuant to the “Committee Governance Policy – Deutsche Bank Group” for a specific purpose and an unlimited period of time
CUSIP	Council on Uniform Securities Identification Procedures
Employee	Any individual with an employment contract directly with a Legal Entity of DB Group
ETF	Exchange Traded Funds
GPVSC	Global Proxy voting Sub-Committee
Integrated Consequence Management Framework (iCMF)	Refers to the framework established and published by HR that helps managers and employees in DB AG understand how positive and poor performance are addressed, as well as how related controls work
Investment Company Act	Investment Company Act of 1940
ISS	Institutional Shareholder Services
Management Board [of DB AG]	Governing body of DB AG responsible for managing DB AG
Risk Type (RTC)
Global Head of a Risk Control Function; formally representing the respective Risk Control Controller Function and accountable for designing, implementing and maintaining an effective risk type management / control and policy framework for all risk
types within their mandate

RTC Contact
Individual(s) authorized by the Risk Type Controller to fulfil tasks in relation to the respective RTC mandate including
authorization of other Units to issue a Policy or Procedure
regulating the respective risk type

SEC	Securities and Exchange Commission
Unit	Refers to the organizational areas within DB Group, such as corporate divisions and infrastructure functions, as per the DB Business Allocation Plan
9. List of Annexes and Attachments
Attachment A – DWS Proxy Voting Guidelines
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ATTACHMENT A – DWS PROXY VOTING GUIDLINES
DWS
Proxy Voting Guidelines
March 1, 2021
These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor.
NOTE: Because of the unique structure and regulatory scheme applicable to closed-end and open-end investment companies (except Real Estate Investment Trusts), the voting guidelines (particularly those related to governance issues) generally not applicable to holdings of closed-end and open-end investment companies, especially for directors of fund-complexes.BOARD OF DIRECTORSDWS’s policy is to generally vote for director nominees, except under the following circumstances (with new nominees5 considered on case-by-case basis):IndependenceGeneral Recommendation: DWS’s policy is to generally vote against6 or withhold from non-independentThe company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; orThe company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.CompositionAttendance at Board and Committee Meetings: DWS’s policy is to generally vote against or withhold from directors (except nominees who served only part of the fiscal year7) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.Overboarded Directors: DWS’s policy is to generally vote against or withhold from individual directors who:Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards8 5 A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.6 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections;companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to7 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.8 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, DWS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (˃50 percent ownership)Gender Diversity: For companies in the Russell 3000 or S&P 1500 indices, DWS’s policy is to generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. An exception will be made if there was a woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, highlight boards with no apparent racial and/or ethnic diversity9.For companies in the Russell 3000 or S&P 1500 indices, effective for meetings on or after Feb. 1, 2022, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members. An exception will be made if (i) there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year; or (ii) there are no new nominees proposed for election to the board.ResponsivenessDWS’s policy is to generally vote case-by-case on individual directors, committee members, or the entire boardThe board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:Actions taken by the board in response to the majority vote and its engagement with shareholders;The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); andAt the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.DWS’s policy is to generally vote case-by-case on Compensation Committee members (or, in exceptional
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cases, the full board) and the Say on Pay proposal if:The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors thatDisclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the9 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.AccountabilityProblematic Takeover Defenses/Governance StructurePoison Pills: DWS’s policy is to generally vote against or withhold from all nominees (except new nominees5, whoThe company has a poison pill that was not approved by shareholders10. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote);The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; orThe pill, whether short-term11 or long-term, has a deadhand or slowhand feature.Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold / against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted.Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: DWS’s policy is to generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees5, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;Disclosure by the company of any significant engagement with shareholders regarding the amendment;The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;The timing of the board's amendment to the bylaws/charter in connection with a significant business10 Public shareholders only, approval prior to a company’s becoming public is insufficient.11 If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, DWS will generally still vote withhold or against nominees at the next shareholder meeting following its adoption.Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. DWS’s policy is to generally vote against (except new nominees, who should be considered case-by-case) if the directors:Problematic Capital Structure - Newly Public Companies: For newly public companies6, DWS’s policy is to generally vote against or withhold from the entire board (except new nominees5, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.Problematic Governance Structure - Newly Public Companies: For newly public companies12, DWS’s policy is to generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees5, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.Management Proposals to Ratify Existing Charter or Bylaw Provisions: DWS’s policy is to generally vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:The history of management and shareholder proposals on the provision at the company’s past meetings;12 Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.Restrictions on Shareholders’ RightsRestricting Binding Shareholder Proposals: DWS’s policy is to generally vote
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against or withhold from theThe company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws.Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. DWS’s policy is to generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.Problematic Audit-Related PracticesDWS’s policy is to generally vote against or withhold from the members of the Audit Committee if:The company receives an adverse opinion on the company’s financial statements from its auditor; orThere is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.DWS’s policy is to generally vote case-by-case on members of the Audit Committee and potentially the full board if:Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.Problematic Compensation PracticesIn the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, DWS’s policy is to generally vote against or withhold from the members of the Compensation Committee and potentially the full board if:There is an unmitigated misalignment between CEO pay and company performance (p ay for performance);The board exhibits a significant level of poor communication and responsiveness to shareholders.DWS’s policy is to generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; orThe company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.DWS’s policy is to generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.Problematic Pledging of Company Stock:DWS’s policy is to generally vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; andGovernance FailuresUnder extraordinary circumstances, DWS’s policy is to generally vote case-by-case on directors individually,Material failures of governance, stewardship, risk oversight13, or fiduciary responsibilities at the company, including failures to adequately manage or mitigate environmental, social and governance (ESG) risks;Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.Voting on Director Nominees in Contested ElectionsVote-No CampaignsGeneral Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.Proxy Contests/Proxy AccessGeneral Recommendation: DWS’s policy is to generally vote case-by-case on the election of directors inIn the case of candidates nominated pursuant to proxy access, DWS’s policy is to generally vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).Other Board-Related ProposalsAdopt Anti-Hedging/Pledging/Speculative Investments PolicyGeneral Recommendation: DWS’s policy is to generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.Board RefreshmentDWS believes Board refreshment is best implemented through an ongoing program of individual director13 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.Term/Tenure LimitsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on management proposals regardingWhether the limit would disadvantage independent directors compared to non-independent directors; andWhether the board
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will impose the limit evenly, and not have the ability to waive it in a discriminatory manner. Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.Age LimitsGeneral Recommendation: DWS’s policy is to generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. DWS’s policy is to generally vote for proposals to remove mandatory age limits.Board SizeGeneral Recommendation: DWS’s policy is to generally vote for proposals seeking to fix the board size or designate a range for the board size. DWS’s policy is to generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.Classification/Declassification of the BoardGeneral Recommendation: DWS’s policy is to vote against proposals to classify (stagger) the board. Vote forCEO Succession PlanningGeneral Recommendation: DWS’s policy is to generally vote for proposals seeking disclosure on a CEO successionCumulative VotingGeneral Recommendation: DWS’s policy is to generally vote against management proposals to eliminatecumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:The company has proxy access14, thereby allowing shareholders to nominate directors to the company’sThe company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.DWS’s policy is to generally vote for proposals for cumulative voting at controlled companies (insider voting power ˃ 50%).Director and Officer Indemnification and Liability ProtectionGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals on director and officer indemnification and liability protection.14 A proxy access right that meets the recommended guidelines.Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; andEstablish/Amend Nominee QualificationsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; andEstablish Other Board Committee ProposalsGeneral Recommendation: DWS’s policy is to generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;Filling Vacancies/Removal of DirectorsGeneral Recommendation: DWS’s policy is to generally vote against proposals that provide that directors mayVote for proposals to restore shareholders’ ability to remove directors with or without cause.Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.Independent Board ChairGeneral Recommendation: DWS’s policy is to generally vote for shareholder proposals requiring that the boardchair position be filled by an independent director, taking into consideration the following:A majority non-independent board and/or the presence of non-independent directors on key board committees;A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;Evidence that the board has failed to oversee and address material risks facing the company;A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; orEvidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.Majority of Independent Directors/Establishment of Independent CommitteesGeneral Recommendation: DWS’s policy is to generally vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director.Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.Majority Vote Standard for the Election of DirectorsGeneral Recommendation: DWS’s policy is to generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.DWS’s
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policy is to generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.Proxy AccessGeneral Recommendation: DWS’s policy is to generally vote for management and shareholder proposals forOwnership threshold: maximum requirement not more than three percent (3%) of the voting power;Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;Cap: cap on nominees of generally twenty-five percent (25%) of the board.Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.Require More Nominees than Open SeatsGeneral Recommendation: DWS’s policy is to generally vote against shareholder proposals that would require aShareholder Engagement Policy (Shareholder Advisory Committee)General Recommendation: DWS’s policy is to generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; andThe company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.AUDIT-RELATEDAuditor Indemnification and Limitation of LiabilityGeneral Recommendation: DWS’s policy is to generally vote case-by-case on the issue of auditor indemnificationThe terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.Auditor RatificationGeneral Recommendation: DWS’s policy is to generally vote for proposals to ratify auditors unless any of theAn auditor has a financial interest in or association with the company, and is therefore not independent;There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; orNon-audit (“other”) fees ˃ audit fees + audit-related fees + tax compliance/preparation feesTax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.Shareholder Proposals Limiting Non-Audit ServicesGeneral Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals askingShareholder Proposals on Audit Firm RotationGeneral Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals asking forWhether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.SHAREHOLDER RIGHTS & DEFENSESAdvance Notice Requirements for Shareholder Proposals/NominationsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting, and have a submittal window of no shorter than 30 days from the beginning of the notice period. The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.Amend Bylaws without Shareholder ConsentGeneral Recommendation: DWS’s policy is to generally vote against proposals giving the board exclusiveVote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:Any impediments to shareholders' ability to amend the bylaws (i.e. supermajority voting requirements);Control Share Acquisition ProvisionsGeneral Recommendation: DWS’s policy is to generally vote for
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proposals to opt out of control share acquisitionstatutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.Vote against proposals to amend the charter to include control share acquisition provisions. Vote for proposals to restore voting rights to the control shares.Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisitionstatutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.Control Share Cash—Out ProvisionsGeneral Recommendation: DWS’s policy is to generally vote for proposals to opt out of control share cash-outControl share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.Disgorgement ProvisionsGeneral Recommendation: DWS’s policy is to generally vote for proposals to opt out of state disgorgementDisgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.Fair Price ProvisionsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.DWS’s policy is to generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.Freeze-Out ProvisionsGeneral Recommendation: DWS’s policy is to generally vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.GreenmailGeneral Recommendation: DWS’s policy is to generally vote for proposals to adopt anti-greenmail charter orbylaw amendments or otherwise restrict a company’s ability to make greenmail payments.Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.Shareholder Litigation Rights Federal Forum Selection ProvisionsFederal forum selection provisions require that U.S federal courts be the sole forum for shareholders to litigateGeneral Recommendation: DWS’s policy is to generally vote for federal forum selection provisions in the charter or bylaws that specify "the district courts of the United States" as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or boardVote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy (page 20).Exclusive Forum Provisions for State Law MattersExclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).General Recommendation: DWS’s policy is to generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delawarecorporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; andGovernance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy (page 20).Fee shiftingFee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.General Recommendation: DWS’s policy is to generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e. including cases where the plaintiffs are partially successful).Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy (page 20).Net Operating Loss (NOL) Protective AmendmentsGeneral Recommendation: DWS’s policy is to generally vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOt) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOt.Vote case-by-case,
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considering the following factors, for management proposals to adopt an NOt protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOt:The ownership threshold (NOt protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOt);The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; andPoison Pills (Shareholder Rights Plans)Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill PolicyGeneral Recommendation: DWS’s policy is to generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, DWS’s policy is to generally vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.Management Proposals to Ratify a Poison PillGeneral Recommendation: DWS’s policy is to generally vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)General Recommendation: DWS’s policy is to generally vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.DWS’s policy is to vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; andProxy Voting Disclosure, Confidentiality, and TabulationGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions General Recommendation: DWS’s policy is to generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:The history of management and shareholder proposals on the provision at the company’s past meetings;Reimbursing Proxy Solicitation ExpensesGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals to reimburse proxyWhen voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.DWS’s policy is to generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:The election of fewer than 50 percent of the directors to be elected is contested in the election;Shareholders are not permitted to cumulate their votes for directors;
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and The election occurred, and the expenses were incurred, after the adoption of this bylaw.Reincorporation ProposalsGeneral Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:Comparison of company's governance practices and provisions prior to and following the reincorporation; andDWS’s policy is to generally vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.Shareholder Ability to Act by Written ConsentGeneral Recommendation: DWS’s policy is to generally vote against management and shareholder proposals toDWS’s policy is to generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:DWS’s policy is to vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:An unfettered15 right for shareholders to call special meetings at a 10 percent threshold;Shareholder Ability to Call Special MeetingsGeneral Recommendation: DWS’s policy is to generally vote against management or shareholder proposals toDWS’s policy is to generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:Shareholder support of, and management’s response to, previous shareholder proposals.Stakeholder ProvisionsGeneral Recommendation: DWS’s policy is to generally vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.15 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.State Antitakeover StatutesGeneral Recommendation: DWS’s policy is to vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).Supermajority Vote RequirementsGeneral Recommendation: DWS’s policy is to vote against proposals to require a supermajority shareholderVote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:Virtual Shareholder MeetingsGeneral Recommendation: DWS’s policy is to generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only16 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.CAPITAL / RESTRUCTURINGCapitalAdjustments to Par Value of Common StockGeneral Recommendation: DWS’s policy is to vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.Common Stock AuthorizationGeneral Recommendation: DWS’s policy is to generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.DWS’s policy is to generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.DWS’s policy is to generally vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.DWS’s policy is to vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following”16 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; andThe dilutive impact of the request as determined relative to an allowable increase calculated by typically 100 percent of existing authorized shares that reflects the company's need for shares and total shareholder returns.Dual Class StructureGeneral Recommendation: DWS’s policy is to generally vote against proposals to create a new class of commonThe company discloses a compelling rationale for the dual-class capital structure, such as:The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; orThe new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; andThe new class is not designed to preserve or increase the voting power of an insider or significant shareholder.Issue Stock for Use with Rights PlanGeneral Recommendation: DWS’s policy is to generally vote against proposals that increase authorized commonstock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).Preemptive RightsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals that seekPreferred Stock AuthorizationGeneral Recommendation: DWS’s policy is to generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.DWS’s policy is to vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.DWS’s policy
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is to vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by typically 100 percent of existing authorized shares that reflects the company's need for shares and total shareholder returns; andWhether the shares requested are blank check preferred shares that can be used for antitakeover purposes.Recapitalization PlansGeneral Recommendation: DWS’s policy is to generally vote case-by-case on recapitalizations (reclassificationsReverse Stock SplitsGeneral Recommendation: DWS’s policy is to generally vote for management proposals to implement a reverseThe effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.DWS’s policy is to generally vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;Share Repurchase ProgramsGeneral Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, DWS’s policy is to generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:DWS’s policy is to generally vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.Share Repurchase Programs Shareholder ProposalsGeneral Recommendation: DWS’s policy is to generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.Stock Distributions: Splits and DividendsGeneral Recommendation: DWS’s policy is to generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.Tracking StockGeneral Recommendation: DWS’s policy is to generally vote case-by-case on the creation of tracking stock,RestructuringAppraisal RightsGeneral Recommendation: DWS’s policy is to generally vote for proposals to restore or provide shareholdersAsset PurchasesGeneral Recommendation: DWS’s policy is to generally vote case-by-case on asset purchase proposals,Asset SalesGeneral Recommendation: DWS’s policy is to generally vote case-by-case on asset sales, considering theBundled ProposalsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.Conversion of SecuritiesGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.DWS’s policy is to vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap PlansGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; andVote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.Formation of Holding CompanyGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals regarding the formationAbsent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”);orGoing Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)General Recommendation: DWS’s policy is to generally vote case-by-case on going private transactions, takingDWS’s policy is to vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?Joint VenturesGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals to form joint
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ventures,LiquidationsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on liquidations, taking into accountDWS’s policy is to vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.Mergers and AcquisitionsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.Private Placements/Warrants/Convertible DebenturesGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals regarding privateDilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newlyissued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.Minority versus majority ownership and corresponding minority discount or majority control premium.Conflicts of interest should be viewed from the perspective of the company and the investor.Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.Reorganization/Restructuring Plan (Bankruptcy)General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to common shareholderson bankruptcy plans of reorganization, considering the following factors including, but not limited to:Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);Special Purpose Acquisition Corporations (SPACs)General Recommendation: DWS’s policy is to generally vote case-by-case on SPAC mergers and acquisitionsValuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.Deal timing - A main driver for most
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transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?Special Purpose Acquisition Corporations (SPACs) - Proposals for ExtensionsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC's acquisition process.Pending transaction(s) or progression of the acquisition process: Sometimes an initial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the "equity kicker" is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redemption at the extension proposal meeting.Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.Spin-offsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on spin-offs, considering:Value Maximization Shareholder ProposalsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals seeking toThe company actively exploring its strategic options, including retaining a financial advisor.COMPENSATIONExecutive Pay EvaluationAdvisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)General Recommendation: DWS’s policy is to generally vote case-by-case on ballot items related to executiveDWS’s policy is to vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:There is an unmitigated misalignment between CEO pay and company performance (pay for performance);The board exhibits a significant level of poor communication and responsiveness to shareholders.DWS’s policy is to generally vote against or withhold from the members of the Compensation Committee and potentially the full board if:There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; orFrequency of Advisory Vote on Executive Compensation ("Say When on Pay")General Recommendation: DWS’s policy is to generally vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed SaleGeneral Recommendation: DWS’s policy is to generally vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):Acceleration of performance awards above the target level of performance without compelling rationale;Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); orRecent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; orThe company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), DWS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.Equity-Based and Other Incentive
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PlansGeneral Recommendation: DWS’s policy is to generally vote case-by-case on certain equity-based compensation plans17 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; andPlan Features:Grant Practices:The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);The proportion of the CEO's most recent equity grants/awards subject to performance conditions;Whether the company maintains sufficient post-exercise/vesting share-holding requirements.17 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.DWS’s policy is to generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;Any other plan features are determined to have a significant negative impact on shareholder interests.Further Information on certain EPSC Factors:Shareholder Value Transfer (SVT)The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.18 Three-Year Burn RateBurn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark.Egregious FactorsLiberal Change in Control DefinitionGenerally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.Repricing ProvisionsVote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate18 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.rights (SARs) without prior shareholder approval. "Repricing" typically includes the ability to do any of the following:Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.Problematic Pay Practices or Significant Pay-for-Performance DisconnectIf the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))General Recommendation: DWS’s policy is to generally
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vote case-by-case on amendments to cash and equityDWS’s policy is to vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:Seeks approval for Section 162(m) purposes only and the plan administering committee consists entirely of independent directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).DWS’s policy is to vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors.Vote case-by-case on all other proposals to amend c ash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.Specific Treatment of Certain Award Types in Equity Plan EvaluationsDividend Equivalent RightsOptions that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs) For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.Other Compensation Plans401(k) Employee Benefit PlansGeneral Recommendation: DWS’s policy is to generally vote for proposals to implement a 401(k) savings planEmployee Stock Ownership Plans (ESOPs)General Recommendation: DWS’s policy is to generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).Employee Stock Purchase Plans—Qualified PlansGeneral Recommendation: DWS’s policy is to generally vote case-by-case on qualified employee stock purchaseplans. Vote for employee stock purchase plans where all of the following apply:The number of shares allocated to the plan is 10 percent or less of the outstanding shares.Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.Employee Stock Purchase Plans—Non-Qualified PlansGeneral Recommendation: DWS’s policy is to generally vote case-by-case on nonqualified employee stockpurchase plans. Vote for nonqualified employee stock purchase plans with all the following features:Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; andNo discount on the stock price on the date of purchase when there is a company matching contribution.DWS’s policy is to generally vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, DWS may evaluate the SVT cost of the plan as part of the assessment.Option Exchange Programs/Repricing OptionsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on management proposals seekingHistoric trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;Timing--repricing should occur at least one year out from any precipitous drop in company's stock price;If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.Stock Plans in Lieu of CashGeneral Recommendation: DWS’s policy is to generally vote case-by-case on plans that provide participants withVote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.Vote case-by-case on plans which do not provide a dollar-for-dollar
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cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, DWS will not make any adjustments to carve out the in-lieu-of cash compensation.Transfer Stock Option (TSO) ProgramsGeneral Recommendation: One-time Transfers: DWS’s policy is to generally vote against or withhold fromcompensation committee members if they fail to submit one-time transfers to shareholders for approval.Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; andThere is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.Director CompensationShareholder Ratification of Director Pay ProgramsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on management proposals seekingIf the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; andThe relative magnitude of director compensation as compared to companies of a similar profile;Equity Plans for Non-Employee DirectorsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on compensation plans for non- The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); andThe presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:The relative magnitude of director compensation as compared to companies of a similar profile;Non-Employee Director Retirement PlansGeneral Recommendation: DWS’s policy is to generally vote against retirement plans for non-employeedirectors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.Shareholder Proposals on CompensationBonus Banking/Bonus Banking “Plus”General Recommendation: DWS’s policy is to generally vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); andCompensation Consultants—Disclosure of Board or Company’s UtilizationGeneral Recommendation: DWS’s policy is to generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.Disclosure/Setting Levels or Types of Compensation for Executives and DirectorsGeneral Recommendation: DWS’s policy is to generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.DWS’s policy is to generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.DWS’s policy is to generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.Golden Coffins/Executive Death BenefitsGeneral Recommendation: DWS’s policy is to generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.Hold Equity Past Retirement or for a Significant Period of TimeGeneral Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The
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following factors will be taken into account:Whether the company has equity retention, holding period, and/or stock ownership requirements in placeExecutives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; andProblematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.Pay DisparityGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;If any problematic pay practices or pay-for-performance concerns have been identified at the company; andDWS’s policy is to generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.Pay for Performance/Performance-Based AwardsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.In general, vote for the shareholder proposal if the company does not meet both of the above two steps.Pay for Superior PerformanceGeneral Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals that request the board establish a pay-for- superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time- vested, equity awards;Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.What aspects of the company’s annual and long-term equity incentive programs are performance driven?If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?Can shareholders assess the correlation between pay and performance based on the current disclosure?Pre-Arranged Trading Plans (10b5-1 Plans)General Recommendation: DWS’s policy is to generally vote for shareholder proposals calling for certainprinciples regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.Prohibit Outside CEOs from Serving on Compensation CommitteesGeneral Recommendation: DWS’s policy is to generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.Recoupment of Incentive or Stock Compensation in Specified CircumstancesGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting
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impact.In considering whether to support such shareholder proposals, DWS will take into consideration the following factors:The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;Whether the company’s policy substantially addresses the concerns raised by the proponent;Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; orSeverance Agreements for Executives/Golden ParachutesGeneral Recommendation: DWS’s policy is to generally vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.DWS’s policy is to generally vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.Share Buyback Impact on Incentive Program MetricsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:Supplemental Executive Retirement Plans (SERPs)General Recommendation: DWS’s policy is to generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.Tax Gross-Up ProposalsGeneral Recommendation: DWS’s policy is to generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested EquityGeneral Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.DWS’s policy is to generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).ROUTINE / MISCELLANEOUSAdjourn MeetingGeneral Recommendation: DWS’s policy is to generally vote against proposals to provide management with theauthority to adjourn an annual or special meeting absent compelling reasons to support the proposal.Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes "other business."Amend Quorum RequirementsGeneral Recommendation: DWS’s policy is to generally vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.Amend Minor BylawsGeneral Recommendation: DWS’s policy is to generally vote for bylaw or charter changes that are of aChange Company NameGeneral Recommendation: DWS’s policy is to generally vote for proposals to change the corporate name unlessChange Date, Time, or Location of Annual MeetingGeneral Recommendation: DWS’s policy is to generally vote for management proposals to change the date,Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.Other BusinessGeneral Recommendation: DWS’s policy is to generally vote against proposals to approve other business whenSOCIAL AND ENVIRONMENTAL ISSUESGeneral Recommendation: DWS’s policy will consider the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Roadmap for Sustainability as well as the recommendations of ISS Socially Responsible Investment “SRI” Policy on social and sustainability issues. DWS supports CERES and as such generally considers the CERES recommendation, but will vote on a case-by-case basis.Global ApproachGeneral Recommendation: DWS’s policy is to generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;Whether there are significant controversies, fines, penalties, or litigation associated
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with the company's environmental or social practices;If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; andIf the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.Endorsement of PrinciplesGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.Animal WelfareAnimal Welfare PoliciesGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals seeking a report on acompany’s animal welfare standards, or animal welfare-related risks, considering whether:The company has already published a set of animal welfare standards and monitors compliance;There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.Animal TestingGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals to phase out the use ofThe company is conducting animal testing programs that are unnecessary or not required by regulation;The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; orThere are recent, significant fines or litigation related to the company’s treatment of animals.Animal SlaughterGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.Consumer IssuesGenetically Modified IngredientsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities and will be taken into account.Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; andDWS’s policy is to generally vote case-by-case on proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community and will be taken into account.DWS’s policy is to generally vote case-by-case on proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.Reports on Potentially Controversial Business/Financial PracticesGeneral Recommendation: DWS’s policy is to generally vote case-by-case on requests for reports on a company’spotentially controversial business or financial practices or products, taking into account:Whether the company has adequately disclosed the financial risks of the products/practices in question;Whether the company has been subject to violations of related laws or serious controversies; andPharmaceutical Pricing, Access to Medicines, and Prescription Drug ReimportationGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:Relevant company initiatives to provide research and/or products to disadvantaged consumers;DWS’s policy is to generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.DWS’s policy is to generally vote case-by-case on proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.Product Safety and Toxic/Hazardous MaterialsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, considering whether:The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; andThe company has not been recently involved in relevant significant controversies, fines, or litigation.Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:The company’s current level of disclosure regarding its product
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safety policies, initiatives, and oversight mechanisms;Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.Generally vote case-by-case on resolutions requiring that a company reformulate its products.Tobacco-Related ProposalsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on resolutions regarding theWhether the company complies with relevant laws and regulations on the marketing of tobacco;Whether the company’s advertising restrictions deviate from those of industry peers;Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; andDWS’s policy is to generally vote case-by-case on proposals regarding second-hand smoke, considering;The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; andDWS’s policy is to generally vote case-by-case on resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.DWS’s policy is to generally vote case-by-case on proposals regarding tobacco product warnings. Such decisions are better left to public health authorities and will be taken into account.Climate ChangeClimate Change/Greenhouse Gas (GHG) EmissionsGeneral Recommendation: DWS’s policy is to generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.DWS’s policy is to generally vote case-by-case on proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, considering whether:The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:The company's current GHG emission policies, oversight mechanisms, and related initiatives; andWhether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.Energy EfficiencyGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting that aThe company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; orThe proponent requests adoption of specific energy efficiency goals within specific timelines.Renewable EnergyGeneral Recommendation: DWS’s policy is to generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.Generally vote case-by-case on proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.Generally vote case-by-case on proposals that call for the adoption of renewable energy goals, taking into account:The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.DiversityBoard DiversityGeneral Recommendation: DWS’s policy is to generally vote case-by-case on requests for reports on a company'sThe gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; andThe board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;The level of gender and racial minority representation that exists at the company’s industry peers;The company’s established process for addressing gender and racial minority board representation;Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;Whether the company uses an outside search firm to identify potential director nominees; andWhether the company has had recent controversies, fines, or litigation regarding equal employment practices.Equality of OpportunityGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, considering whether:The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;Generally vote case-by-case on proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.Gender Identity, Sexual Orientation, and Domestic Partner BenefitsGeneral Recommendation: DWS’s policy is to generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.Generally vote case-by-case on proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company and will be taken into account.Gender, Race / Ethnicity
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Pay GapGeneral Recommendation: DWS’s policy is to vote case-by-case on requests for reports on a company's pay data by gender or race /ethnicity, or a report on a company’s policies and goals to reduce any gender, or race /ethnicity pay gaps, taking into account:The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives is compared to its industry peers; andLocal laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.Environment and SustainabilityFacility and Workplace SafetyGeneral Recommendation: DWS’s policy is to generally vote case-by-case on requests for workplace safetyThe company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;Recent significant controversies, fines, or violations related to workplace health and safety; andVote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; andThe existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.General Environmental Proposals and Community Impact AssessmentsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on requests for reports on policiesand/or the potential (community) social and/or environmental impact of company operations, considering:Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;The nature, purpose, and scope of the company’s operations in the specific region(s);The degree to which company policies and procedures are consistent with industry norms; andHydraulic FracturingGeneral Recommendation: DWS’s policy is to generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:Controversies, fines, or litigation related to the company's hydraulic fracturing operations.Operations in Protected AreasGeneral Recommendation: DWS’s policy is to generally vote case-by-case on requests for reports on potentialenvironmental damage as a result of company operations in protected regions, considering whether:The company does not currently have operations or plans to develop operations in these protected regions; orThe company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.RecyclingGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals to report on an existingSustainability ReportingGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, considering whether:The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; orThe company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.Water IssuesGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting a companyreport on, or adopt a new policy on, water-related risks and concerns, taking into account:The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;Whether or not the company's existing water-related policies and practices are consistent withThe potential financial impact or risk to the company associated with water-related concerns or issues; andRecent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.General Corporate IssuesCharitable ContributionsGeneral Recommendation: DWS’s policy is to generally vote against proposals restricting a company fromCharitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.Data Security, Privacy, and Internet IssuesGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.Environmental, Social, and Governance (ESG) Compensation-Related ProposalsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals to link, or report onlinking, executive compensation to sustainability (environmental and social) criteria, considering:Whether the company has significant and/or persistent controversies
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or regulatory violations regarding social and/or environmental issues;Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; andThe company's current level of disclosure regarding its environmental and social performance.Human Rights, Human Capital Management, and International OperationsHuman Rights ProposalsGeneral Recommendation: DWS’s policy is to generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.Vote case-by-case on proposals to implement company or company supplier labor and/or human rightsWhether or not existing relevant policies are consistent with internationally recognized standards;Company participation in fair labor organizations or other internationally recognized human rights initiatives;Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; andMandatory ArbitrationGeneral Recommendation: DWS’s policy is to generally vote case-by-case on requests for a report on acompany’s use of mandatory arbitration on employment-related claims, taking into account:The company's current policies and practices related to the use of mandatory arbitration agreements on workplace claims;Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; andThe company's disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.Operations in High Risk MarketsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on requests for a report on acompany’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in "high-risk" markets.Outsourcing/OffshoringGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals calling for companies toThe company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; andSexual HarassmentGeneral Recommendation: DWS’s policy is to generally vote case-by-case on requests for a report on companyactions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risksposed by a company’s failure to prevent workplace sexual harassment, taking into account:The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; andThe company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.Weapons and Military SalesGeneral Recommendation: DWS’s policy is to generally vote case-by-case on reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.Generally vote case-by-case on proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business and will be taken into account.Political ActivitiesLobbyingGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:The company’s current disclosure of relevant lobbying policies, and management and board oversight;The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; andRecent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.Political ContributionsGeneral Recommendation: DWS’s policy is to generally vote for proposals requesting greater disclosure of acompany's political contributions and trade association spending policies and activities, considering:The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; andRecent significant controversies, fines, or litigation related to the company's political contributions or political activities.Vote case-by-case on proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.Vote case-by-case on proposals to publish in newspapers and other media a company's political
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contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.Political TiesGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals asking a company toThere are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; andThe company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.Vote case-by-case on proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders and will be taken into account.REGISTERED INVESTMENT COMPANY PROXIESElection of DirectorsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on the election of directors andClosed End Fund - Unilateral Opt-In to Control Share Acquisition StatutesGeneral Recommendation: For closed-end management investment companies (CEFs), DWS’s policy is to generally vote on a case-by-case basis for nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition Statute, nor submitted a by-law amendment to a shareholder vote.Converting Closed-end Fund to Open-end FundGeneral Recommendation: DWS’s policy is to generally vote case-by-case on conversion proposals, consideringProxy ContestsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proxy contests, considering theInvestment Advisory AgreementsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on investment advisory agreements,Approving New Classes or Series of SharesGeneral Recommendation: DWS’s policy is to generally vote case-by-case on the establishment of new classes or series of shares.Preferred Stock ProposalsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on the authorization for or increase1940 Act PoliciesGeneral Recommendation: DWS’s policy is to generally vote case-by-case on policies under the InvestmentGenerally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.Changing a Fundamental Restriction to a Nonfundamental RestrictionGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals to change a fundamentalChange Fundamental Investment Objective to NonfundamentalGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals to change a fund’sName Change ProposalsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on name change proposals,Change in Fund's SubclassificationGeneral Recommendation: DWS’s policy is to generally vote case-by-case on changes in a fund's sub- Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset ValueGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals authorizing the board to issue shares below Net Asset Value (NAV) if:The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; andOutperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; orProviding disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.Disposition of Assets/Termination/LiquidationGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals to dispose of assets, toChanges to the Charter DocumentGeneral Recommendation: DWS’s policy is to generally vote case-by-case on changes to the charter document,Changing the Domicile of a FundGeneral Recommendation: DWS’s policy is to generally vote case-by-case on re-incorporations, considering theAuthorizing the Board to Hire and Terminate Subadvisers Without Shareholder ApprovalGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.Distribution AgreementsGeneral Recommendation: DWS’s policy is to generally vote case-by-case on distribution agreement proposals,Master-Feeder StructureGeneral Recommendation: DWS’s policy is to generally vote case-by-case on the establishment of a master- MergersGeneral Recommendation: DWS’s policy is to generally vote case-by-case on merger proposals, considering theShareholder Proposals for Mutual FundsEstablish Director Ownership RequirementGeneral Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.Reimburse Shareholder for Expenses IncurredGeneral Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.Terminate the Investment AdvisorGeneral Recommendation: DWS’s policy is to generally vote case-by-case on proposals to terminate theAppendix IClassification of
Directors – U.S.1.1. Current employee or current officer1 of the company or one of its affiliates2.Board Identification Controlling/Significant Shareholder Current Employment at Company or Related Company2.4. Officer1, former officer, or general
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or limited partner of a joint venture or partnership with theFormer Employment 2.5. Former CEO of the company. 3, 42.6. Former non-CEO officer1 of the company or an affiliate2 within the past five years.2.7. Former officer1 of an acquired company within the past five years.4 2.8. Officer1 of a former parent or predecessor firm at the time the company was sold or split off2.9. Former interim officer if the service was longer than 18 months. If the service was between 12and 18 months, an assessment of the interim officer’s employment agreement will be made.5 Family Members 2.10. Immediate family member6 of a current or former officer1 of the company or its affiliates2 2.11. Immediate family member6 of a current employee of company or its affiliates2 whereadditional factors raise concern (which may include, but are not limited to, the following: aProfessional, Transactional, and Charitable Relationships Director who (or whose immediate family member6) currently provides professional services7 inexcess of the $10,000 per year to the company, an affiliate2 or an individual officer of the company2.12. (an affiliate; or who is (or whose immediate family member6 is) a partner, employee orDirector who (or whose immediate family member6) currently has any material transactionalrelationship8 with the company or its affiliates2.2.13. ; or who is (or whose immediate family member6 is) a partner in, or a controlling shareholderor an executive officer of, an organization which has the material transactional relationship8 2.14. Director who (or whose immediate family member6) is) a trustee, director, or employeeof a charitable or non-profit organization that receives material grants or endowments8 from the company or its affiliates2.Other Relationships 2.15. Party to a voting agreement9 to vote in line with management on proposals being brought2.16. Has (or an immediate family member6 has) an interlocking relationship as defined by the SECinvolving members of the board of directors or its Compensation Committee.10 2.17. Founder11 of the company but not currently an employee.2.19. Any material12 relationship with the company.3.Independent Director3.1. No material12 connection to the company other than a board seat.The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.“Affiliate” includes a subsidiary, sibling company, or parent company. 50 percent control ownership is used by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.Includes any former CEO of the company prior to the company’s initial public offering (IPO).When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, DWS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. DWS will also consider if a formal search process was under way for a full-time officer at the time.“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step- children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, DWS will apply the
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NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, DWS may deem him or her an Independent Director.12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
Vaughan Nelson Investment Management, L.P.
Description of Proxy Voting Policy and Procedures
Policy
Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists. Vaughan Nelson’s procedures are intended to support good corporate governance, including those corporate practices that address environmental, social and governmental issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Approach
Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline, reviewed annually, is the work product of Vaughan Nelson’s Investment Team and it considers the nature of its business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm Institutional Shareholder Services (ISS), internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied. In these instances, the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.
Vaughan Nelson uses ISS in a limited capacity to collect proxy ballots for clients, provide a platform in which to indicate our vote, provide company research as a point of information and assist our firm in generating proxy voting reports.
Vaughan Nelson, in executing its duty to vote proxies, may encounter a material conflict of interest. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson’s business, client base, relationships, and the types of securities managed. Notwithstanding, if a conflict of interest arises, Vaughan Nelson will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part or casting the vote as indicated by the independent third-party research firm, ISS. If a conflict involves ISS, Vaughan Nelson will take that into consideration when evaluating a proxy item that is not addressed in the firm’s recurring Proxy Voting Guideline.
Vaughan Nelson, as an indirect subsidiary of a Bank Holding Company, is restricted from voting the shares it has invested in banking entities on the fund’s behalf in instances where the aggregate ownership of all the Bank Holding Company’s investment management subsidiaries exceed 5% of the outstanding share class of a bank. Where the aggregate ownership described exceeds the 5% threshold, the firm will instruct ISS, an independent third party, to vote the proxies in line with ISS’s recommendation.
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Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, 4) Small Combined Holdings / Unsupervised Securities – where the firm does not have a significant holding or basis on which to offer advice, 5) a security is out on loan (voting rights have been passed to the borrower) or 6) securities held on record date but divested prior to meeting date.
In summary, Vaughan Nelson’s goal is to vote proxy material in a manner that is believed to assist in maximizing the value of the portfolio.
RIVER CANYON FUND MANAGEMENT LLC
PROXY VOTING POLICIES AND PROCEDURES
NOVEMBER 2018
I. BACKGROUND
The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.
The policies and procedures of River Canyon Fund Management LLC (the “Adviser”) for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:
•  The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or
•  The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client’s account and the Adviser has discretionary authority over investment decisions for the client’s account.
These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held by funds and/or managed accounts advised by the Adviser. Any questions about these policies and procedures should be directed to Doug Anderson at 310/272-1360.
II. PROXY VOTING POLICIES
A. General Principles
The Adviser shall vote proxies in a manner that is in the best interest of the client. The Adviser shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how the result of the requested vote will economically impact and affect the value of the client’s investment.
In voting on each and every issue, the Adviser and its Employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.
The Adviser has hired Institutional Shareholder Services Inc. (“ISS”), to assist in coordinating its voting of proxies and to provide certain record keeping services. ISS does not vote proxies for the Adviser, but does inform the Adviser about upcoming proxies related to the securities held by the Adviser’s clients.
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B. Conflicts of Interest
In exercising its voting discretion, the Adviser and its Employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client, if any substantive aspect or foreseeable result of the subject matter to be voted upon raises a material actual or potential conflict of interest to the Adviser or:
•  any affiliate of the Adviser (for purposes of these Proxy Voting Policies and Procedures, an affiliate means: (i) any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser; (ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or (iii) any other person for which a person described in clause (ii) acts in any such capacity);
•  any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or
•  any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate’s) business.
(Each of the above persons being an “Interested Person.”)
After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.
The Adviser has retained ISS to keep certain records required by applicable law in connection with the Adviser’s proxy voting activities for clients. The Adviser will provide proxy-voting information to clients upon their written or oral request.
III. PROXY VOTING PROCEDURES
A. The analyst responsible for monitoring the security (the “Responsible Party”) shall be designated by the Adviser to make discretionary voting decisions for the client’s account after consultation with senior management. The Accounting Department will be responsible for processing proxy votes. The Responsible Party should assume that he or she has the power to vote all proxies related to a security held by a fund or a managed account advised by the Adviser.
B. All proxies and ballots are delivered to and/or received by ISS. Any proxies received by the Adviser will be forwarded to the Accounting Department and then forwarded to ISS who will log such proxy upon receipt.
C. The Responsible Party shall follow the procedures set forth below:
1.  Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any applicable limitations or guidelines issued by the client.
2.  If the Responsible Party is aware of any actual or potential conflict, the Responsible Party will raise this issue with the Compliance Department. The determination regarding the presence of any actual or potential conflict of interest shall be noted by the Responsible Party and/or Compliance Department (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor (and if none, by a Managing Partner of the Advisor). If no such conflict exists, the Responsible Party will skip to clause 4 below.
3.  If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee in sufficient detail and with sufficient time (to the extent practicable under the circumstances) to reasonably inform the client of the actual or potential conflict involved.
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Specifically, the Conflict Notice should describe: (a) the proposal to be voted upon; (b) the actual or potential conflict of interest involved; (c) the Adviser’s vote recommendation (with a summary of material factors supporting the recommended vote); and (d) if applicable, the relationship between the Adviser and any Interested Person.
The Conflict Notice will either request the client’s consent to the Adviser’s vote recommendation or request the client to vote the proxy directly or through a designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, in an effort to act in the best interest of the client under the circumstances, the Adviser may:
•  a.rely upon the vote recommendation of an independent third-party (in such a situation the Adviser will likely rely on the vote recommendation of ISS) if the vote recommendation would fall in favor of the Adviser’s interest (or the interest of an Interested Person);
•  b.cast its vote as recommended, if the vote recommendation would fall against the Adviser’s interest (or the interest of an Interested Person); or
•  c.abstain from voting.
4.
Once a decision has been made regarding whether or not to vote the proxy, the Responsible Party will instruct the Accounting Department how to vote (i.e., either for or against the various proposals).
•  In accordance with SEC Rule 204-2(c)(2), as amended, the Adviser shall retain the following:
A record of the vote cast, if any (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);
A record memorializing the basis for the vote cast or, if no vote is cast, a record of the analysis and determination that the cost of voting the proxy exceeds the benefit to the client of voting the proxy (in most cases owning less than 1% will satisfy this requirement);
A copy of any document created by the Adviser or its Employees that was material in making the decision on how to vote the subject proxy; and
A copy of any Conflict Notice and/or conflict consent, if applicable.
The above copies and records shall be retained by the Adviser for a period not less than five (5) years (or in the case of an Employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.
D.   In accordance with SEC Rule 204-2(c)(2), as amended, the Adviser shall retain the following:
1.
A copy of the proxy statement received, unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system; and
2.
A copy of any request or any other written communication (including emails or other electronic communications) to or from the client regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.
The above copies and records shall be retained in the client’s file for a period not less than five (5) years (or in the case of an Employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.
IV. PROXY VOTING-RELATED DISCLOSURE
Consistent with SEC Rule 206(4)-6, as amended, the Adviser shall take reasonable measures to inform its clients of (1) its proxy voting policies and procedures, and (2) the process or procedures clients must follow to obtain information regarding how the Adviser voted with respect to assets held in their accounts. This information may be provided to clients through the Adviser’s Form ADV Part 2 disclosure or by separate notice to the client (or in the case of an Employee benefit plan, the plan’s trustee or other fiduciaries).
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Nuveen Asset Management, LLC
Proxy Voting Policies and Procedures
Effective Date: January 1, 2011, as last amended March 05, 2020
I. General Principles
A.  Nuveen Asset Management, LLC (“NAM”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon NAM complete discretion to vote proxies.1
B.  When NAM has proxy voting authority, it is NAM’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters). In voting proxies, NAM also seeks to enhance total investment return for its clients.
C.  If NAM contracts with another investment adviser to act as a sub-adviser for an Account, NAM may delegate proxy voting responsibility to the sub-adviser. Where NAM has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by NAM.
D.  NAM’s Proxy Voting Committee (“PVC”) provides oversight of NAM’s proxy voting policies and procedures, including (1) providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws; and (2) approving the proxy voting policies and procedures.
II. Policies
The PVC after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies (“Policies”) of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services.2 As a result, such Policies set forth NAM’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These Policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted the Policies as drafted by ISS, NAM maintains the fiduciary responsibility for all proxy voting decisions.
III. Procedures
Supervision of Proxy Voting. Day-to-day administration of proxy voting may be provided internally or by a third-party service provider, depending on client type, subject to the ultimate oversight of the PVC. The PVC shall supervise the relationships with NAM’s proxy voting services, ISS. ISS apprises Nuveen Global Operations (“NGO”) of shareholder meeting dates, and casts the actual proxy votes. ISS also provides research on proxy proposals and voting recommendations.
ISS serves as NAM’s proxy voting record keepers and generate reports on how proxies were voted. NGO periodically reviews communications from ISS to determine whether ISS voted the correct amount of proxies, whether the votes were cast in a timely manner, and whether the vote was in accordance with the Policies or NAM’s specific instructions
B.General Avoidance of Conflicts of Interest.
1.  NAM believe that most conflicts of interest faced by NAM in voting proxies can be avoided by voting in accordance with the Policies. Examples of such conflicts of interest are as follows:3

1
NAM does not vote proxies where a client withholds proxy voting authority, and in certain nondiscretionary and model programs NAM votes proxies in accordance with its Policies in effect from time to time. Clients may opt to vote proxies themselves, or to have proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.
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a.  The issuer or proxy proponent (e.g., a special interest group) is TIAA-CREF, the ultimate principal owner of NAM, or any of its affiliates.
b.  The issuer is an entity in which an executive officer of NAM or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.
c.  The issuer is a registered or unregistered fund or other client for which NAM or another affiliated adviser has a material relationship as investment adviser or sub-adviser (e.g., Nuveen Funds and TIAA Funds) or an institutional separate account.
d.  Any other circumstances that NAM is aware of where NAM’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.
2.To further minimize this risk, Compliance will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest ISS may face.
3.In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from appropriate investment personnel. Before doing so, the PVC will consult with Legal to confirm that NAM faces no material conflicts of its own with respect to the specific proxy vote.
4.Where ISS is determined to have a conflict of interest, or NAM determines to override the Policies and is determined to have a conflict, the PVC will recommend to NAM’s Compliance Committee or designee a course of action designed to address the conflict. Such actions could include, but are not limited to:
a.  Obtaining instructions from the affected client(s) on how to vote the proxy;
b.  Disclosing the conflict to the affected client(s) and seeking their consent to permit NAM to vote the proxy;
c.  Voting in proportion to the other shareholders;
d.  Recusing the individual with the actual or potential conflict of interest from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or
e.  Following the recommendation of a different independent third party.
5.In addition to all of the above-mentioned and other conflicts, the Head of Equity Research, NGO and any member of the PVC must notify NAM’s Chief Compliance Officer (“CCO”) of any direct, indirect or perceived improper influence exerted by any employee, officer or director of TIAA or its subsidiaries with regard to how NAM should vote proxies. NAM Compliance will investigate any such allegations and will report the findings to the PVC and, if deemed appropriate, to NAM’s Compliance Committee. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers, or notification of the appropriate regulatory authorities. In all cases, NAM will not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.
C.Proxy Vote Override.From time to time, a portfolio manager of an account (a “Portfolio Manager”) may initiate action to override the Policies’ recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by NAM’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one member of the PVC shall authorize the override. If a material conflict exists, the conflict and, ultimately, the override recommendation will be rejected and will revert to the original Policies recommendation or will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

2
ISS has separate polices for Taft Hartley plans and it is NAM’s policy to apply the Taft Hartley polices to accounts that are Taft Hartley plans and have requested the application of such policies.
3
A conflict of interest shall not be considered material for the purposes of these Policies and Procedures with respect to a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
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In addition, the PVC may determine from time to time that a particular recommendation in the Policies should be overridden based on a determination that the recommendation is inappropriate and not in the best interests of shareholders. Any such determination shall be reflected in the minutes of a meeting of the PVC at which such decision is made.
D.Securities Lending.
1.In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.
2.Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.
E.Proxy Voting Records. As required by Rule 204-2 of the Investment Advisers Act of 1940, NAM shall make and retain five types of records relating to proxy voting; (1) NAM’s Policies; (2) proxy statements received for securities in client accounts; (3) records of proxy votes cast by NAM on behalf of clients accounts; (4) records of written requests from clients about how NAM voted their proxies, and written responses from NAM to either a written or oral request by clients; and (5) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. NAM relies on ISS to make and retain on NAM’s behalf certain records pertaining to Rule 204-2.
F.Fund of Funds Provision. In instances where NAM provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this procedure results in a vote of any shares in a manner different than the Policies’ recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.
G.Legacy Securities. To the extent that NAM receives proxies for securities that are transferred into an account’s portfolio that were not recommended or selected by it and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), NAM will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NAM’s interest in maximizing the value of client investments. NAM may agree to an account’s special request to vote a legacy security proxy, and would vote such proxy in accordance with the Policies.
H.Terminated Accounts. Proxies received after the termination date of an account generally will not be voted. An exception will be made if the record date is for a period in which an account was under NAM’s discretionary management or if a separately managed account (“SMA”) custodian failed to remove the account’s holdings from its aggregated voting list.
I.Non-votes. NGO shall be responsible for obtaining reasonable assurance from ISS that it voted proxies on NAM’s behalf, and that any special instructions from NAM about a given proxy or proxies are submitted to ISS in a timely manner. It should not be considered a breach of this responsibility if NGO or NAM does not receive a proxy from ISS or a custodian with adequate time to analyze and direct to vote or vote a proxy by the required voting deadline.
NAM may determine not to vote proxies associated with the securities of any issuer if as a result of voting such proxies, subsequent purchases or sales of such securities would be blocked. However, NAM may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, NAM may determine not to vote proxies where the voting would in NAM’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or to NAM or its affiliates. NAM may determine not to vote securities held by SMAs where voting would require the transfer of the security to another custodian designated by the issuer. Such transfer is generally outside the scope of NAM’s authority and may result in significant operational limitations on NAM’s ability to conduct transactions relating to the securities during the period of transfer. From time to time, situations may arise (operational or otherwise) that prevent NAM from voting proxies after reasonable attempts have been made.
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J.Review and Reports.
1.The PVC shall maintain a review schedule. The schedule shall include reviews of the Policies and the policies of any Sub-adviser engaged by NAM, the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.
2.The PVC will report to NAM’s Compliance Committee with respect to all identified conflicts and how they were addressed. These reports will include all accounts, including those that are sub-advised. NAM also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.
K.Vote Disclosure to Clients. NAM’s institutional and SMA clients can contact their relationship manager for more information on NAM’s Policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and NAM’s vote.
IV. Responsible Parties
PVC NGO
NAM Compliance
Legal Department
TCW INVESTMENT MANAGEMENT COMPANY LLC
Proxy Voting Guidelines and Procedures
Introduction
Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).
Where TCW has retained the services of a Sub-adviser to provide day-to-day portfolio management for the portfolio, the Adviser may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows the Adviser’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of the Adviser’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW. Consistent with its fiduciary obligations, the Adviser will be responsible for periodically verifying the Sub-Adviser’s implementation of its proxy voting policy with respect to the TCW-managed portfolio.
The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. In the event of a conflict between contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests. In the event that TCW inadvertently receives any proxy materials
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on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.
TCW shall disclose the present policy as well as the results of its implementation (including, among others, the way TCW has voted) on its website in accordance with applicable law. In general, TCW shall comply with voting transparency requirements applicable to asset managers provided by the applicable law.
Philosophy
When voting proxies, TCW’s utmost concern is that all decisions be made in the best interests of the client and in accordance with their objectives. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW’s clients. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.
Portfolio managers may also incorporate environmental, social and governance factors into their evaluations as appropriate to their respective strategies, conducive to meeting their clients’ investment objectives, and generally in the best interest of their clients. This approach is consistent with TCW’s underlying view that companies or countries with stronger ESG practices are more likely to be beneficiaries of investment capital, while poor stewards are more likely to trade with higher risk premiums. Accordingly, the consideration of ESG factors in our proxy voting process is a matter not only of good investment practice but also better aligns our organization’s interests with those of our clients. As a diversified asset manager, TCW does not require a one-size fits all approach to ESG evaluation and each portfolio management team incorporates their own approach to ESG integration within their proxy voting process. Further information concerning each portfolio management team’s approach to ESG may be found in TCW’s ESG Policy.
Proxy Voting Overrides
Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote or override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will liaise with the portfolio manager as necessary to clarify the rationale. If the Proxy Specialist is unable to resolve the question to their satisfaction after liaising with the relevant portfolio manager, TCW’s Director of Research (the “Director of Research”) will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.
Conflicts of Interest
In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW’s clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis:
• Where the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances and will submit his/her analysis to the Proxy Committee for its approval. Where the relationship is deemed material, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.
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• Where an employee of TCW sits on the board of a public company, the Proxy Specialist will determine whether such board member is the portfolio manager for the account holding the security, or whether the board member has spoken with the portfolio managers for the account holding the security. If either the particular board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.
•  When the issuer is a key vendor or broker of TCW, the Proxy Specialist will determine if the portfolio manager for the account(s) holding the security has spoken with the key vendor or broker about the upcoming proxy vote. If there has been communication concerning the proxy vote between the portfolio manager and the key vendor or broker, the relationship will be deemed material. The Proxy Specialist will provide the Proxy Committee with the relevant facts and the Proxy Committee will vote the proxy.
•  Where the issuer is a known affiliate of TCW, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.
•  Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.
Proxy Voting Information and Recordkeeping
Upon request to the Proxy Specialist, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.
TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.
TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.
International Proxy Voting
While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.
For proxies of non-U.S. companies, although it is typically both difficult and costly to vote proxies, TCW will make every reasonable effort to vote such proxies.
Guidelines
The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.
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Governance
•  For director and management nominees in uncontested elections
•  For management nominees in contested elections
•  For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees
•  For routine management proposals
•  For amendments to the company’s certificate of incorporation or bylaws, except against if an amendment would have the effect of reducing shareholders’ rights
Capital Structure
•  For reasonable changes in authorized common stock
•  For the issuance of common stock or preferred stock, except against if the shares have voting rights superior to those of other common or preferred shareholders, as applicable
•  For approving the issuance or exercise of stock warrants
•  For authorizing preferred stock and making reasonable changes to authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•  For amending or canceling a class or series of preferred stock
•  Against authorizing and for eliminating or amending dual or multiple classes of common stock
•  For a stock repurchase program
•  For a stock split
•  For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares
Mergers and Restructuring
•  For mergers and restructurings, including recapitalization, bankruptcy restructurings, liquidations, reincorporating in a different state, leveraged buyout of the company, spinning off certain company operations or divisions, the sale of assets
•  Case-by-case on cumulative voting
Board of Directors
•  For limiting the liability of directors
•  For setting the board size
•  For allowing the directors to fill vacancies on the board without shareholder approval
•  Against giving the board the authority to set the size of the board as needed without shareholder approval
•  For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause
Anti-Takeover Provisions
•  Against the concept of a classified board
•  Against the concept of a shareholder rights plan (poison pill)
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•  Against eliminating or limiting shareholders’ right to call a special meeting
•  For restoring shareholders’ right to call a special meeting
•  Against eliminating or limiting shareholders’ right to act by written consent
•  For restoring shareholders’ right to act by written consent
•  Against establishing or maintaining a supermajority vote provision to (i) approve a merger or other business combination, (ii) change certain bylaw or charter provisions
•  Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid
•  Against fair price provisions
•  For limiting the payment of greenmail
•  Against adopting advance notice requirements
•  Against opting into a state takeover statutory provision
Compensation
•  In favor of reasonable compensation and bonus plans proposed by management, including one-time stock options and deferred compensation plans
•  For adopting, amending or adding shares to a stock incentive, purchase or award plan for employees and non-employee directors, provided that outstanding common stock is not overly diluted
•  For limiting per-employee option awards
•  For extending the term of a stock incentive plan for employees
•  Refer on assuming stock incentive plans
•  With management on “say on pay” proposals
Shareholder Proposals
•  For requiring shareholder ratification of auditors
•  Against requiring the auditors to attend the annual meeting
•  Against limiting consulting by auditors
•  Against requiring the rotation of auditors
•  Against restoring preemptive rights
•  For asking the company to study sales, spin-offs, or other strategic alternatives
•  For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
•  Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
•  Against eliminating the company’s discretion to vote unmarked proxy ballots
•  For providing equal access to the proxy materials for shareholders
•  Against making changes to board or chairman election, composition or eligibility requirements
•  Against changing the annual meeting location or date
•  For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan
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•  Against urging the creation of a shareholder committee
•  Case-by-case on adopting cumulative voting
•  Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect
•  For repealing a classified board
•  Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
•  Against supermajority provisions
•  Against repealing fair price provisions
•  For restoring shareholders’ right to call a special meeting or act by written consent
•  For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
•  For seeking to force the company to opt out of a state takeover statutory provision
•  Against reincorporating the company in another state
•  For limiting greenmail payments
•  Against restricting executive or director compensation, but for reasonable enhanced disclosure of executive compensation
•  For banning or calling for a shareholder vote on future golden parachutes
•  Against seeking to award performance-based stock options
•  Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement
•  Against requesting that future executive compensation be determined without regard to any pension fund income
•  Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
•  Against requiring option shares to be held
•  For the creation of a compensation and a nominating committee
•  For increasing the independence of key committees
Social Issue Proposals
•  For proposals that ask a company to review operations or impacts or disclosure activities or impacts, except against if the proposal calls for action beyond reporting
•  Case-by-case on proposals that ask the company to implement changes in procedure, including the development of social, economic, environmental or ethical criteria to govern contracts and production
Additional Information
A description of TCW’s policies and procedures relating to proxy voting and class actions can also be found in the firm’s Part 2A of Form ADV. A copy of TCW’s Form ADV is available to clients upon request to the Proxy Specialist.
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VULCAN VALUE PARTNERS, LLC
Proxy Voting Policy
Proxy Voting and Class Actions
Functional Area / Compliance Topic	Proxy Voting and Class Actions
Oversight Responsibility	Compliance Department
Source of Requirements	Rule 206(4)-6 under the Advisers Act of 1940
Investment Advisers Act Release No. 2106 (January 31, 2003) https://www.sec.gov/rules/final/ia-2106.htm
Requirements
In Proxy Voting by Investment Advisers, Investment Advisers
Act Release No. 2106 (January 31, 2003), the SEC noted that,
“The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients.
Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•  Adopt and implement written policies and procedures
reasonably designed to ensure that the adviser votes client
securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser
will resolve material conflicts of interest that can arise during the proxy voting process;

• Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
• Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures
regarding class actions.

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Functional Area / Compliance Topic	Proxy Voting and Class Actions
Policy
Proxies are assets of Vulcan’s Clients that must be voted with diligence, care, and loyalty. Vulcan will vote each proxy in accordance with its fiduciary duty to its Clients. Vulcan will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, Vulcan will document cases in which it chooses to follow any specific proxy voting recommendations conveyed by a Client with respect to that Client’s securities. The
Operations and Research Departments coordinate Vulcan’s proxy voting process while the Chief Compliance Officer reviews
Vulcan’s elections for any conflicts of interest.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires
Vulcan to maintain certain books and records associated with its proxy voting policies and procedures. The Chief Compliance
Officer will ensure that Vulcan complies with all applicable recordkeeping requirements associated with proxy voting.

PROCEDURE	RESPONSIBILITY	PROCESS SUMMARY
Voting Procedures	Research, Operations
Absent specific Client instructions, Vulcan has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

• Any proxy materials received on behalf of clients are forwarded to the Operations Department;
• The Operations Department will determine which client accounts hold the security to which the proxy relates;

•  Absent material conflicts, the Research Department determines how
Vulcan should vote the proxy in accordance with the voting guidelines noted below, and provides instructions on how to vote the proxy to the
Operations Department. The Operations Department completes the proxy and votes the proxy in a timely and appropriate manner.

•  Vulcan generally utilizes ProxyEdge, an electronic voting service, to manage the process of meeting notification, voting, tracking, reporting and record maintenance. ProxyEdge provides an automated electronic interface directly to the custodian, bank or broker-dealer. For custodians that are not established in ProxyEdge, Vulcan will vote manually via paper ballot or through other online systems such as the custodian’s website or ProxyVote.com.

Voting Guidelines	Research, Compliance
•  Vulcan will use its best judgment to vote proxies in the best interests of each client. Vulcan’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client.

•  Vulcan will generally vote in favor of routine corporate governance proposals such as the election of directors, change in state of incorporation or capital structure and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

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PROCEDURE	RESPONSIBILITY	PROCESS SUMMARY

•  Vulcan will generally vote in favor of management on non-routine corporate governance issues unless voting with management would limit shareholder rights or have a negative impact on shareholder value.
Non-routine issues may include, but not be limited to, corporate restructuring, mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues.

• Vulcan may further consider the recommendations of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.
Conflicts of Interest	Compliance
•   Vulcan will identify any conflicts that exist between its interests and those of the client by reviewing Vulcan’s relationship with the issuer of each security to determine if Vulcan or any of its employees has any financial, business, or personal relationship with the issuer.

•  If a material conflict of interest exists, the CCO will determine whether it is appropriate to disclose the conflict to the affected client, to give the client an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as abstaining, voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

• Any decision to override a vote due to a conflict of interest will be made by the Research Team and reported to the CCO who will record in writing the basis for any such determination.
• Vulcan will maintain a record of the resolution of any conflict of interest concerning voting.

•  Vulcan will not neglect its proxy voting responsibilities, but the Company may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, Vulcan may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits Vulcan’s ability to sell the affected security during a blocking period that can last for several weeks.
Vulcan believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so
Vulcan may elect to abstain from voting when share blocking is required.
Vulcan will maintain records of the rationale for any instance in which
Vulcan does not vote a Client’s proxy. Vulcan is only responsible for proxy materials received in a timely manner.

• ProxyEdge will retain the following information in connection with each proxy vote:
• The Issuer’s name;
• The security’s ticker symbol or CUSIP, as applicable;
• The shareholder meeting date;
• The number of shares that Vulcan voted;
• A brief identification of the matter voted on;
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PROCEDURE	RESPONSIBILITY	PROCESS SUMMARY
• Whether the matter was proposed by the Issuer or a security- holder;
• Whether Vulcan cast a vote;
• How Vulcan cast its vote (for the proposal, against the proposal, or abstain); and
• Whether Vulcan cast its vote with or against management.

•  If Vulcan votes the same proxy in two directions, the Chief
Compliance Officer will maintain documentation describing the reasons for each vote (e.g., Vulcan believes that voting with management is in Clients’ best interests, but one Client gave specific instructions to vote against management).

•  Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the Chief Compliance Officer. Similarly, any
Client’s attempt to influence proxy voting with respect to other
Clients’ securities should be promptly reported to the Chief
Compliance Officer.

• Proxies received after a Client terminates its advisory relationship with Vulcan will not be voted.
Class Actions	Compliance
As a fiduciary, Vulcan always seeks to act in Clients’ best interests with good faith, loyalty, and due care. If within Vulcan’s discretion, the Chief
Compliance Officer will determine whether Clients will (a) participate in a recovery achieved through a class actions, or (b) opt out of the class action or
(c) separately pursue their own remedy. Vulcan utilizes a third party that oversees the completion of Proof of Claim forms and any associated documentation, the submission of such documents to the claim administrator, and the receipt of any recovered monies. The Chief Compliance Officer will maintain documentation associated with Clients’ participation in class actions.

Employees must notify the Chief Compliance Officer if they are aware of any material conflict of interest associated with Clients’ participation in class actions. The Chief Compliance Officer will evaluate any such conflicts and determine an appropriate course of action for Vulcan.

Vulcan generally does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.
Disclosures to Clients	Compliance
Vulcan includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that
Clients can contact the Chief Compliance Officer to obtain a copy of these policies and procedures and information about how Vulcan voted with respect to the Client’s securities. As a matter of policy, Vulcan does not disclose how it expects to vote on upcoming proxies. Additionally, Vulcan does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

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PROCEDURE	RESPONSIBILITY	PROCESS SUMMARY
Recordkeeping	Compliance	The Chief Compliance Officer shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.
• These policies and procedures and any amendments;
• Each proxy statement that Vulcan receives;
• A record of each vote that Vulcan casts;
• Any document Vulcan created that was material to making a decision how to vote proxies, or that memorializes that voting decision.
• A copy of each written request from a client for information on how Vulcan voted such client fund’s proxies, and a copy of any written response.
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WCM INVESTMENT MANAGEMENT, LLC
Proxy Voting Procedures
May 01, 2020
WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.
In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, the Proxy Voting Rule, Rule 206(4)-6 and for ERISA accounts, the DOL’s Proxy Voting Rule,, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients. Even when WCM has proxy voting authority, a Client may request that WCM vote in a certain manner. Any such instructions shall be provided to WCM, in writing or electronic communication, saved in the Client files and communicated to the Portfolio Associate and Proxy Admin.
Special Rule in the Case of ERISA Accounts.
Unless proxy voting responsibility has been expressly reserved by the plan, trust, document, or investment management agreement, and is being exercised by another “named fiduciary” for an ERISA Plan Client, WCM, as the investment manager for the account, has the exclusive authority to vote proxies or exercise other shareholder relating to securities held for the Plan’s account. The interests or desires of plan sponsors should not be considered. In addition, if a “named fiduciary” for the plan has provided WCM with written proxy voting guidelines, those guidelines must be followed, unless the guidelines, or the results of following the guidelines, would be contrary to the economic interests of the plan’s participants or beneficiaries, imprudent or otherwise contrary to ERISA.
Investors in WCM Private Funds which are deemed to hold “plan assets” under ERISA accept WCM’s investment policy statement and a proxy voting policy before they are allowed to invest.
1.Role of the Independent Proxy Adviser
WCM utilizes the proxy voting recommendations of Glass Lewis (our “Proxy Adviser”). The purpose of the Proxy Advisers proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because the Proxy Adviser is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. The Proxy Adviser’s approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – the Proxy Adviser analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.
The voting recommendations of the Proxy Adviser are strongly considered; however, the final determination for voting in the best economic interest of the clients is the responsibility of the relevant strategy Investment Strategy Group (“ISG”). When a decision is reached to vote contrary to the recommendation of the Proxy Adviser, the ISG will address any potential conflicts of interest (as described in this policy) and proceed accordingly. They will maintain documentation to support the decision, which will be reviewed by the Compliance Team.
WCM will take reasonable steps under the circumstances to make sure that all proxies are received and for those that WCM has determined should be voted, are voted in a timely manner.
2.Role of the Portfolio Associate.
The Portfolio Associate is responsible for the onboarding and maintenance of Client accounts. For each Client, the Portfolio Associate:
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a.
Determines whether WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;
b.
Instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to Broadridge/ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on the Proxy Adviser and/or WCM recommendations; and (3) maintain records of such votes electronically.
c.
Assigns the appropriate proxy voting guidelines based on a Client’s Investment Policy Guidelines;
d.
Reports proxy voting record to Client, as requested.
3.Role of the Proxy Admin.
The Proxy Admin circulates proxy ballot information and administers the proxy vote execution process. The Proxy Admin:
a.
Monitors the integrity of the data feed between the Client’s registered owner of record and Broadridge/ProxyEdge;
b.
Executes votes based on the recommendation of the Proxy Adviser or ISG;
c.
Ensures all votes are cast in a timely manner.
4.Role of the ISG and Analysts.
With the support of the Analysts, and in consideration of the voting recommendation of the Proxy Adviser, the Investment Strategy Group (ISG) is responsible for review of the Proxy Adviser policy and final vote determination. The ISG:
a.
Annually, reviews the policy of the Proxy Adviser to ensure voting recommendations are based on a Client’s best interest;
b.
Reviews the ballot voting recommendations of the Proxy Adviser;
c.
Investigates ballot voting issues during the normal course of research, company visits, or discussions with company representatives.
If the ISG:
a.
Agrees with the voting recommendation of the Proxy Adviser, no further action is required;
b.
Disagrees with the voting recommendation of the Proxy Adviser, they will:
1)
Deal with conflicts of interest, as described below;
2)
Provide updated voting instructions to the Proxy Admin;
3)
Document the rationale for the decision, which is provided to Compliance.
5.Certain Proxy Votes May Not Be Cast
In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:
a.
Neither the Proxy Adviser’s recommendation nor specific client instructions cover an issue;
b.
In circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the Client.
In addition, WCM will only seek to vote proxies for securities on loan when such a vote is deemed to have a material impact on the account. In such cases, materiality is determined and documented by the ISG.
Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices
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vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”
6Identifying and Dealing with Material Conflicts of Interest between WCM and Proxy Issuer
WCM believes the use of the Proxy Adviser’s independent guidelines helps to mitigate proxy voting related conflicts between the firm and its clients. Notwithstanding WCM may choose to vote a proxy against the recommendation of the Proxy Adviser, if WCM believes such vote is in the best economic interest of its clients. Such a decision will be made and documented by the ISG. Because WCM retains this authority, it creates a potential conflict of interest between WCM and the proxy issuer. As a result, WCM may not overrule the Proxy Adviser’s recommendation with respect to a proxy unless the following steps are taken by the CCO:
a.
The CCO must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The CCO will use the following standards to identify issuers with which WCM may have a conflict of interest.
(1.)
Significant Business Relationships – The CCO will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (i) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (ii) may not directly involve revenue to WCM but is otherwise determined by the CCO to be significant to WCM.
(2.)
Significant Personal/Family Relationships – the CCO will determine whether any supervised persons who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the CCO shall obtain information about any significant personal/family relationship between any employee of WCM who is involved in the proxy voting process (e.g., ISG members) and senior supervised persons of issuers for which WCM may vote proxies.
b.
If the CCO determines that WCM has a conflict of interest with respect to the issuer, the CCO shall determine whether the conflict is “material” to any specific proposal included within the proxy. The CCO shall determine whether a proposal is material as follows:
(1.)
Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.
(2.)
Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the CCO determines that WCM’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).
(3.)
Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the CCO may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the CCO must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The CCO shall record in writing the basis for any such determination.
c.
For any proposal where the CCO determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:
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(1.)
Obtain Client Consent or Direction – If the CCO approves the proposal to overrule the recommendation of the Proxy Adviser, WCM shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).
(2).
Use the Proxy Adviser’s Recommendation – Vote in accordance with the Proxy Adviser’s recommendation.
d.
For any proposal where the CCO determines that WCM does not have a material conflict of interest, the ISG may overrule the Proxy Adviser’s recommendation if the ISG reasonably determines that doing so is in the best interests of WCM’s clients. If the ISG decides to overrule the Proxy Adviser’s recommendation, the ISG will maintain documentation to support their decision.
7.Dealing with Material Conflicts of Interest between a Client and the Proxy Adviser or Proxy Issuer
In the event that WCM is notified by a client regarding a conflict of interest between them and the Proxy Adviser or the proxy issuer, The CCO will evaluate the circumstances and either
a.
elevate the decision to the ISG who will make a determination as to what would be in the Client’s best interest;
b.
if practical, seek a waiver from the Client of the conflict; or
c.
if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.
8.Maintenance of Proxy Voting Records
As required by Rule 204-2 under the Advisers Act, and for ERISA accounts, the DOL’s Proxy Voting Rule, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:
a.
a copy of these Proxy Policies, as they may be amended from time to time;
b.
copies of proxy statements received regarding Client securities, unless these materials are available electronically through the SEC’s EDGAR system;
c.
a record of each proxy vote cast on behalf of its Clients;
d.
a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and
e.
each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.
As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).
9.Disclosure
WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.
10.Oversight of the Proxy Adviser
Prior to adopting the proxy guidelines and recommendations of a Proxy adviser, WCM will exercise prudence and diligence to determine that the guidelines for proxy recommendations are consistent with WCM’s fiduciary obligations. Each year, Compliance,
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in conjunction with input from the Proxy Admin, the ISG and others as determined by the CCO, will review WCM’s relationship with, and services provided by the Proxy Adviser. To facilitate this review, WCM will request information from the Proxy Adviser in consideration of the Proxy Adviser processes, policies and procedures to:
•  Analyze and formulate voting recommendations on the matters for which WCM is responsible for voting and to disclose its information sources and methods used to develop such voting recommendations;
•  Ensure that it has complete and accurate information about issuers when making recommendations and to provide its clients and issuers timely opportunities to provide input on certain matters;
•  Resolve any identified material deficiencies in the completeness or accuracy of information about issuers for whom voting recommendations are made; and
•  Identify, resolve and disclose actual and potential conflicts of interest associated with its recommendations;
Additionally, WCM will review the Proxy Adviser’s proposed changes to its proxy voting guidelines to ensure alignment with the ISG’s expectations. The Proxy Adviser typically distributes proposed changes to its guidelines annually; therefore, WCM’s review of these proposed changes will typically coincide with the Proxy Adviser’s schedule.
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WELLINGTON MANAGEMENT COMPANY LLP
Global Proxy Policy and Procedures
September 1, 2020
Introduction
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.
Statement of Policy
Wellington Management:
1)Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2)Votes all proxies in the best interests of the client for whom it is voting.
3)Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
Responsibility and Oversight
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.
Procedures
a. Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.
b. Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
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c. Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.
d. Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.
e. Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•  Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.
•  Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•  Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
f. Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
a. Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
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b. Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
c. Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
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WELLINGTON MANAGEMENT COMPANY LLP
Global Proxy Voting Guidelines
March 2021
Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long- term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.
Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.
Our approach to stewardship
The goal of our stewardship activities — engaging with companies and voting proxies on our clients’ behalf — is to support decisions that we believe will maximize the long-term value of securities we hold in client portfolios. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies only to public equities.
In addition to our extensive research on sustainable investing, we partner with leading organizations to educate ourselves and provide leadership on asset management perspectives relevant to our stewardship activities. These include the Principles of Responsible Investment (PRI), Task Force on Climate-related Financial Disclosures (TCFD), Ceres, the Global Impact Investing Network (GIIN), Toniic,,Climate Action 100+, the Investor Forum, Net Zero Asset Managers Initiatives (NZAMI), and the UN Sustainable Development Goals.
We are signatories and members of the following stewardship codes and industry initiatives: UK Stewardship Code, Japan Stewardship Code, Hong Kong Principles of Responsible Ownership, Investor Stewardship Group (US), the International Corporate Governance Network (ICGN), the Asian Corporate Governance Association (ACGA), the Transition Pathway Initiative (TPI), CDP (formerly Carbon Disclosure Project), the PRI Statement on ESG in credit ratings, Institutional Investors Group on Climate Change (IIGCC), and GRESB.
Asset manager stewardship extends beyond consideration of ESG issues to any area that may affect the long-term sustainability of an investment. While the objectives of ESG integration could be limited to risk mitigation and sustainable value assessment, stewardship’s aim is sustainable value creation. In our view, this can be accomplished by monitoring company behavior, engaging with boards and management teams, and voting proxies. These activities have long been part of Wellington’s investment ethos, so we embrace the industry’s heightened focus on stewardship.
Engagement
Direct engagement with company management on strategy, financial performance and risk, capital structure, and ESG considerations, is central to our investment process and is coordinated with voting in our stewardship practices. Direct, persistent contact with company management and boards of directors, both in our offices and with on-site company visits, informs a substantial portion of our company research. Our investors host more than 15,000 company meetings around the world each year. Maintaining this ongoing dialogue is central to how we implement our stewardship responsibilities and informs the investment decisions we make on behalf of our clients.
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Prioritization of stewardship activities is a bottom-up process that requires numerous inputs, including level of ownership and materiality of industry- and company-specific risks. Through engagement we seek to gain differentiated insights, develop productive ongoing dialogue, and impact company behavior. In addition to the objectives established for specific company engagements, the ESG Research Team annually sets stewardship priorities relevant across companies and sectors for the coming year.
As a large firm that has been investing in nearly all sectors of the global securities markets for decades, we have ongoing, direct access to company management. Given the number of meetings we conduct, the breadth of our contacts, and the quality of discourse we require, this degree of access is invaluable. We prefer to engage privately with investee companies, which encourages an open, constructive, lasting dialogue. We seek to ensure that companies are acting in the best interest of their capital providers, in the same way we are responsible for acting in the best interest of our clients.
We take a multidisciplinary approach in our engagement process, including perspectives from equity, industry, fixed income, and ESG analysts for a richer dialogue. Our company meetings are open to all interested investment personnel. Our central-research collaboration platform and other forums, such as our daily Morning Meeting, facilitate insight and information sharing. Diversity of perspectives is a key strength of our model, as it encourages debate, which can ultimately help reinforce conviction in investment decisions.
Cultivating relationships with other asset management firms, academia, and broader industry organizations allows us to share insights on corporate governance trends and local market considerations. Whenever permissible under applicable laws and regulations we may communicate with other firms to reach an outcome that is in our clients’ best interest. We also speak with business partners, employee representatives, suppliers, and nongovernmental organizations, where this dialogue may provide incremental insight into how a company considers its various stakeholders.
Board engagement
We believe meeting directly with corporate boards which can enhance discussions about long-term material ESG issues, complements our ongoing conversations with management teams, and helps us assess a board’s effectiveness — all of which is challenging to do using company disclosures alone. We believe this ongoing dialogue benefits board members as well. Engagement with active managers provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company. We view it as a missed opportunity and negative signal when directors appear defensive or dismissive of external perspectives. We believe continuous dialogue with investors can help ensure honest feedback and foster trust and transparency, which may enable both parties to anticipate and manage potential issues.
Please see Wellington’s Engagement Policy for more information.
Our approach to voting
We vote proxies in what we consider to be the best interests of our clients as shareholders and in a manner that we believe maximizes the value of their holdings. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. We prefer that clients delegate voting responsibility to their portfolio managers. The Investment Stewardship Committee, a cross-functional group of experienced professionals, establishes Wellington Management’s Proxy Voting Guidelines.
The ESG Research Team examines proxy proposals on their merits and recommends voting against proposals that we believe would have a negative effect on shareholder rights or the current or future market value of the company’s securities. This team also provides recommendations to each portfolio manager who makes the final decision for their client portfolios, absent a material conflict of interest. Consistent with our community-of-boutiques model, portfolio managers occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. This robust set of voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.
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Voting guidelines
Board composition and role of directors
We believe that shareholders’ ability to elect directors annually is an important shareholder right. While we generally support management nominees, we will withhold votes for any director who acts against shareholders’ best economic interests. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support, implement poison pills without shareholder approval, fail to attend at least 75% of scheduled board meetings, or serve on an excessive number of public company boards (see Director attendance and commitment below). We support proposals to declassify a board and enable annual director elections.
In our assessment of board effectiveness, we seek to understand how the board collaborates with management and delineates responsibilities. This is why direct engagement with board members is such an important part of our investment process. We look for indications that directors foster healthy debate in the boardroom, develop constructive relationships with management, and challenge the team when appropriate. Where we see opportunities for improvement, we use these discussions to provide feedback and explain how changes we suggest can benefit our clients, the ultimate owner of the company’s securities.
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer- serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board independence
In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.
At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of proposals calling for improved independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.
Because boards are responsible for overseeing execution, evaluating and compensating top management, and coordinating CEO succession, we believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support management proposals to separate the chair and CEO or establish a lead director, but we take a case-by-case approach in assessing corporate leadership structures. For example, we may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management. However, after the transition, we expect the board to appoint an independent chair and account for separate roles in succession planning. Through engagement and voting, we continue to encourage boards to signal the importance of oversight on behalf of shareholders through the adoption of this leadership structure.
Board diversity
We believe boards that reflect a wide range of perspectives create shareholder value. In our view, businesses create shareholder value by appointing boards that thoughtfully debate company strategy and direction. Such debate is not possible unless boards elect highly qualified and diverse directors who contribute insights from a range of perspectives. By setting a leadership example, diverse boardrooms encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and navigate increasingly complex issues, including geopolitical risks, regulatory intricacies, disruptive technologies, and shareholder activism.
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We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. We have an expectation for our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the racial and ethnic composition of their board and to communicate their ambitions and strategies for creating and fostering a diverse board.
We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair if we think a board is not meeting local market standards from a diversity perspective. In defining the market standard, we refer to quotas established by local governance codes, which exist in many European markets. In the US and Japan, we look for at least one female on the board as a minimum standard. To hold companies accountable to emerging best practice standards regarding racial diversity, beginning in 2021 we will vote against the reelection of Nominating/Governance Committee Chairs at S&P 500 companies that do not disclose the racial and ethnic composition of their boards. We will also support shareholder proposals asking for improved workforce diversity disclosure, e.g. EEO-1 reporting. If the Nomination and/or Governance Chair is not up for reelection, we may vote against other committee members, including the Board Chair. In the UK, we expect portfolio companies to adopt the recommendations of the Parker Review. In 2022, we plan to vote against the reelection of Nominating/Governance Committee Chairs at S&P 500 companies that lack racial/ethnic diversity on their boards, and we will consider expanding our approach beyond the S&P 500 constituents.
Director attendance and commitment
We consider attending at least 75% of board meetings to be a minimum requirement and may vote against directors who fall below that threshold. We also expect directors to have the time and energy to fully commit to the company and fulfill their board-related responsibilities. Our internal voting guidelines define professional directors as “over- boarded” when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. Representation on boards of affiliate or subsidiary public companies do not count toward these thresholds, as we recognize that these are extensions of the directorship on the parent company board. We may make exceptions to this approach to accommodate prevailing market standards. We may also consider a director’s role on the board in assessing his or her overall commitments. For example, we would look less favorably on a director serving as chair of multiple audit committees given the time commitment required by this role.
Majority vote on election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
Compensation
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber
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executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients. We may also support poorly structured plans where we have seen some improvement, recognizing compensation committees’ willingness to engage with shareholder and implement recommendations that enhance the plan. We support the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
•  Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
•  Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
•  Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
•  Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance, and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
We seek to establish mutually beneficial dialogues with companies regarding their compensation policies. Where we see opportunities for improvement, we provide feedback and explain how the suggestions can benefit our clients. We use voting, an extension of our engagement efforts, to convey our views and drive change, if necessary. We expect compensation committees to respond to shareholder engagement and voting outcomes, and to disclose how these external perspectives are considered in the committee’s decisions.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).
Employee stock purchase plans
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We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g. if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
Finding highly qualified individuals that bring unique skillsets to a board is not easy. When a potential fit is found, we want companies to be able to compensate a director competitively. We understand that excessive compensation may undermine a director’s independence, however, so we expect companies to strike this balance accordingly.
We expect companies to disclose non-executive director compensation. We prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We will oppose excessively generous arrangements but may support agreements that encourage management to negotiate in shareholders’ best interest. Because we believe severance arrangements require special scrutiny, we generally support proposals calling for shareholder ratification. We are also mindful of the board’s need for flexibility in recruitment and retention; therefore, we will oppose limitations on board compensation where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
Clawback policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.
Audit quality and oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. The Big Four global audit firms currently control the market but face minimal regulation. In the UK, recent corporate audit failures have increased regulatory pressures, leading to proposed rules such as mandating joint audits and operational splits. While scrutiny in the US is less intense and regulation is less likely in the near term, in our view, regulatory boards, including the SEC and Public Company Accounting Oversight Board (PCAOB) are becoming more active. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
Shareholder voting rights
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares (see below).
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Multiple voting rights
More companies choose to go public with a dual-class share structure, a controversial practice that can raise governance and performance concerns. In our view, dual-class shares are problematic because of the misalignment they can create between shareholders’ economic stake and their voting power, and for the control they often give a small number of insiders who may make decisions that are not in the interests of all shareholders. Index providers’ actions to address this issue and encourage one share, one vote structures could have significant implications for investors, but we believe these can be mitigated by active management and thoughtful stewardship.
We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.
Without a sunset clause, we would prefer that a company eliminate a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.
Proxy access
We believe shareholders should have the right to nominate director candidates on management’s proxy card. We will generally support shareholder proposals seeking proxy access unless current policy is in-line with market norms.
Special meeting rights
We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in-line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate to analyze the fundamental and governance implications, if applicable, to advise portfolio managers in their vote decisions.
Capital structure and capital allocation
Increases in authorized common stock
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
Capital allocation (Japan)
Because poor capital stewardship has led to a lack of shareholder value creation in some Japanese companies, we have begun to hold board chairs accountable for persistently low returns on equity (ROE), using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital
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allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place and we feel they shouldn’t be punished for the past CEO/Chair’s record.
Environmental and social issues
Consistent with our ESG integration philosophy, we assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance, and we support shareholder proposals where we think doing so can encourage improvement on relevant issues. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis, and we expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.
Climate change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD) recommendations, we actively engage with portfolio companies to encourage adoption. We believe that climate change poses a material risk across sectors and geographies, so understanding how companies are assessing and managing climate risk is key to making informed investment decisions for our clients. For this reason, we generally support shareholder proposals asking for improved disclosure on climate risk management and we expect to support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
In December 2020, Wellington Management became a founding member of the Net Zero Asset Managers Initiative. Through this initiative, we are committing to work in partnership with clients on their decarbonization goals and to set an interim target for the proportion of assets to be managed in line with the attainment of net-zero emissions by 2050. This commitment is grounded in our belief — forged by extensive research — that climate change poses material risks for companies, economies, and society, and therefore, our clients’ investment portfolios. We have been pleased to see rising adoption of the TCFD framework in response to shareholder recommendations. Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. However, so far, many disclosures have been incomplete. Most make scant mention of the physical risks posed to their business by a changing climate. We will continue to focus our stewardship activities in this area, and we are encouraging companies to provide more detail.
To help us do this, we are leveraging findings from our collaborative initiative with Woodwell Climate Research Center, the world’s leading independent climate research organization, and established disclosure guidance to help companies improve their physical risk disclosures. We believe integrating the work of Woodwell’s climate scientists and our investment research teams enables us to ask nuanced questions about specific physical risks and more accurately test climate-risk assumptions embedded in companies’ strategies. By narrowing our engagement dialogue to address relevant threats, we believe we can encourage companies to take early action to address these threats, potentially improving long-term investment outcomes for shareholders.
Corporate culture, human capital, and diversity & inclusion
The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate employee feedback contributes to a company’s competitive position. Since culture is challenging to assess from the outside, we examine a company’s holistic approach. For example, we evaluate whether a company has a well- articulated culture statement and talent development strategy. To us, these efforts suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and
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negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive, we consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
Understanding how a company cultivates its human capital is integral to our assessment of culture. In our view, attracting and retaining talent can create a competitive long-term advantage for any company. These efforts may take time to implement and realize results, but we maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. Companies that invest in and cultivate human capital are well-positioned to realize a competitive advantage and deliver better business outcomes.
As part of our focus on human capital, diversity and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity and inclusion strategy that seeks to improve metrics over time and align management incentives accordingly. We expect companies in the US to publicly disclose their EEO-1 reporting and their strategy to create an inclusive, diverse, and equitable workplace. We see DEI practices as a material input to long-term performance, so as our clients’ fiduciaries, we seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. This is only possible when there is consistent, robust disclosure in place.
Gender and racial pay equity is an important part of our assessment of a company’s diversity efforts. Pay equity can impact shareholder value by exposing a company to challenges with recruiting & retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company’s gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts to eliminate disparities and promote equal opportunities for women and minorities to advance to senior roles.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. See the Board Diversity section above for more on our approach
Stakeholder and risk management
In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.
In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.
In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.
Human rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we will support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
128-C

Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Political Contributions and Lobbying
We generally support proposals asking for board oversight of a company’s political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist. In assessing shareholder proposals focused on lobbying, we also focus on the level of transparency of existing disclosures and whether companies clearly explain how they will respond if policy engagement of trade association membership to which they belong do not align with company policy.
Conclusion
At Wellington, stewardship is a core part of how we deliver on our goal of maximizing the long-term value of the investments we make on behalf of our clients. In order to be the best possible stewards of that capital we engage meaningfully and continuously with our investee companies and do so with a multifaceted approach that brings our collective expertise to bear across financial, industry, credit, and ESG analysis. We look forward to continuing to engage with the management teams and directors of the companies we invest in as we seek to help them build long- term, sustainable value in their enterprises.
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PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Amended and Restated Agreement and Declaration of Trust dated April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(2)	Amended Schedule A dated February 3, 2021 to the Amended and Restated Agreement and Declaration of Trust dated April 16, 2013 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(b)	Amended and Restated By-laws dated August 10-11, 2021 (incorporated by reference from Post-Effective Amendment No. 122 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 29, 2021)

(c)	Instruments defining the rights of holders of Registrant’s shares of beneficial interest: Article III, Sections 3.1, 3.2 and 3.6, Article V, Article VI, Article VII, Section 7.7, Article VIII Sections 8.4 and 8.9 of the Registrant’s Amended and Restated Declaration of Trust, incorporated herein by reference as Exhibit (a); and Article II of the Registrant’s Amended and Restated By-Laws, incorporated by reference to Exhibit (b) herein (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

(d)	(1)	Management Agreement dated April 16, 2013 between Registrant, on behalf of Goldman Sachs Multi-Manager Alternatives Fund, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 30, 2013)

	(2)	Form of Sub-Advisory Agreement between Goldman Sachs Asset Management, L.P. and the Sub-Adviser (incorporated by reference from Post-Effective Amendment No. 103 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 28, 2020)

	(3)	Amended Annex A dated February 7, 2018 to the Management Agreement dated April 16, 2013 (incorporated by reference from Post-Effective Amendment No. 69 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 28, 2018)

(e)	(1)	Distribution Agreement between Registrant and Goldman Sachs & Co. LLC, dated April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(2)	Amended Exhibit A dated February 7, 2018 to the Distribution Agreement dated April 16, 2013 (incorporated by reference from Post-Effective Amendment No. 69 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 28, 2018)

(f)	Not applicable

(g)	(1)	Custodian Contract between Goldman Sachs Trust and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 26 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 29, 1995)

(2)	Fee schedule dated January 6, 2000 relating to Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (High Yield Municipal Fund) (incorporated by reference from Post-Effective Amendment No. 62 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(3)	Fee schedule dated April 14, 2000 relating to Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Enhanced Income Fund) (incorporated by reference from Post-Effective Amendment No. 65 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed May 3, 2000)

(4)	Letter Agreement dated September 27, 1999 between Goldman Sachs Trust and State Street Bank and Trust Company relating to Custodian Contract dated July 15, 1991 (incorporated by reference from Post-Effective Amendment No. 62 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(5)	Amendment dated July 2, 2001 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 73 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(6)	Amendment dated August 1, 2001 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 75 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 15, 2002)

(7)	Letter Amendment dated August 26, 2003 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 218 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(8)	Letter Amendment dated October 28, 2003 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs U.S. Mortgages Fund) (incorporated by reference from Post-Effective Amendment No. 218 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(9)	Letter Amendment dated March 14, 2007 to Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Satellite Strategies Portfolio) (incorporated by reference from Post-Effective Amendment No. 218 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(10)	Letter Amendment dated August 10, 2007 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Inflation Protected Securities Fund) (incorporated by reference from Post-Effective Amendment No. 218 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(11)	Letter Amendment dated October 4, 2007 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Local Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 218 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(12)	Letter Amendment dated June 30, 2010 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Strategic Income Fund) (incorporated by reference from Post-Effective Amendment No. 249 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(13)	Letter Amendment dated February 14, 2011 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs High Yield Floating Rate Fund) (incorporated by reference from Post-Effective Amendment No. 277 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 5, 2011)

(14)	Letter Amendment dated January 9, 2012 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Focused Growth Fund) (incorporated by reference from Post-Effective Amendment No. 304 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed January 26, 2012)

(15)	Letter Amendment dated January 26, 2012 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Rising Dividend Growth Fund) (incorporated by reference from Post-Effective Amendment No. 311 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed February 27, 2012)

(16)	Letter Amendment dated February 2, 2012 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Short Duration Income Fund) (incorporated by reference from Post-Effective Amendment No. 313 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed February 28, 2012)

(17)	Letter Amendment dated March 6, 2013 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs MLP Energy Infrastructure Fund) (incorporated by reference from Post-Effective Amendment No. 353 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed March 25, 2013)

(18)	Letter Amendment dated April 16, 2013 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Alternatives Fund) (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

(19)	Letter Amendment dated October 1, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP Income Opportunities Fund) (incorporated by reference from Post-Effective Amendment No. 2 to Goldman Sachs MLP Income Opportunities Fund’s registration statement, SEC File No. 333-189529, filed October 25, 2013)

(20)	Letter Amendment dated December 5, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Short-Term Conservative Income Fund (formerly, Goldman Sachs Limited Maturity Obligations Fund)) (incorporated by reference from Post-Effective Amendment No. 395 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed February 28, 2014)

(21)	Letter Amendment dated January 8, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Long Short Credit Strategies Fund) (incorporated by reference from Post-Effective Amendment No. 408 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed March 21, 2014)

(22)	Letter Amendment dated June 16, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Tactical Tilt Overlay Fund (formerly, Goldman Sachs Tactical Tilt Implementation Fund)) (incorporated by reference from Post-Effective Amendment No. 424 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed July 24, 2014)

(23)	Letter Amendment to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP and Energy Renaissance Fund) (incorporated by reference from Post-Effective Amendment No. 1 to Goldman Sachs MLP and Energy Renaissance Fund’s registration statement, SEC File No. 333-197328, filed August 26, 2014)

(24)	Letter Amendment dated December 17, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Non-Core Fixed Income Fund) (incorporated by reference from Post-Effective Amendment No. 10 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 13, 2015)

(25)	Letter Amendment dated December 17, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Global Managed Beta Fund) (incorporated by reference from Post-Effective Amendment No. 440 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

(26)	Letter Amendment dated June 10, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Real Assets Strategy Fund, Multi-Manager International Equity Fund and Multi-Manager U.S. Dynamic Equity Fund) (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(27)	Letter Amendment dated June 10, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMRA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(28)	Letter Amendment dated September 8, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(29)	Letter Amendment dated June 17, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity- TTIF, Ltd.) (formerly, Goldman Sachs Cayman Commodity TTIF Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 514 to the Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 24, 2015)

(30)	Letter Amendment dated March 31, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMRA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 42 to the Registrant’s registration statement, SEC File No. 333-185659, filed March 31, 2016)

(31)	Letter Amendment dated May 31, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA II, Ltd.) (incorporated by reference from Post-Effective Amendment No. 49 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 18, 2016)

(32)	Letter Amendment dated May 31, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Strategic Factor Allocation Fund) (incorporated by reference from Post-Effective Amendment No. 568 to the Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed June 27, 2016)

(33)	Letter Amendment dated November 30, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs GQG Partners International Opportunities Fund) (incorporated by reference from Post-Effective Amendment No. 54 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 28, 2017)

(34)	Letter Amendment dated August 19, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio and Goldman Sachs Target Date 2055 Portfolio) (incorporated by reference from Post-Effective Amendment No. 59 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 18, 2017)

(35)	Letter Amendment dated September 20, 2017 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP & Energy Fund) (incorporated by reference from Post-Effective Amendment No. 638 to the Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 22, 2017)

(36)	Letter Amendment dated April 6, 2018 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Target Date 2060 Portfolio) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 333-185659, filed October 24, 2018)

(37)	Letter Amendment dated October 23, 2019 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Income Fund) (incorporated by reference from Post-Effective Amendment No. 776 to the Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 3, 2019)

(h)	(1)	Transfer Agency Agreement dated April 16, 2013 between Registrant and Goldman Sachs & Co. LLC (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(2)	Amended and Restated Transfer Agency Agreement Fee Schedule dated August 1, 2019 to the Transfer Agency Agreement dated April 16, 2013 between Registrant and Goldman Sachs & Co. LLC (incorporated by reference from Post-Effective Amendment No. 98 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 20, 2019)

	(3)	Administration Agreement between Registrant and State Street Bank and Trust Company (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(4)	Letter Amendment dated December 17, 2014 to the Administration Agreement between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Non-Core Fixed Income Fund) (incorporated by reference from Post-Effective Amendment No. 10 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 13, 2015)

	(5)	Amendment dated January 21, 2015 to the Administration Agreement between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 11 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 27, 2015)

	(6)	Letter Amendment dated June 18, 2015 to the Administration Agreement between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Real Assets Strategy Fund, Multi-Manager International Equity Fund, and Multi-Manager U.S. Dynamic Equity Fund) (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(7)	Letter Amendment dated June 18, 2015 to the Administration Agreement between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMRA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(8)	Letter Amendment dated September 8, 2015 to the Administration Agreement between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(9)	Fee Waiver Agreement dated September 2, 2015 between Goldman Sachs Asset Management, L.P. and Registrant relating to the Goldman Sachs Multi-Manager Alternatives Fund (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(10)	Appointment of Agent for Service of Process relating to Cayman Commodity-MMA, Ltd. (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(11)	Fee Waiver Agreement dated October 29, 2015 between Goldman Sachs Asset Management, L.P. and Registrant relating to the Goldman Sachs Multi-Manager Real Assets Strategy Fund (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(12)	Appointment of Agent for Service of Process relating to the Cayman Commodity-MMRA, Ltd. (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(13)	Amendment dated May 31, 2016 to the Administration Agreement dated April 30, 2013 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA II, Ltd.) (incorporated by reference from Post-Effective Amendment No. 49 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 18, 2016)

(14)	Appointment of Agent for Service of Process relating to the Cayman Commodity-MMA II, Ltd. (incorporated by reference from Post-Effective Amendment No. 46 to the Registrant’s registration statement, SEC File No. 333-185659, filed June 23, 2016)

(15)	Fee Waiver Agreement dated March 23, 2016 between Goldman Sachs Asset Management, L.P. and Registrant relating to the Goldman Sachs Multi-Manager Alternatives Fund (incorporated by reference from Post-Effective Amendment No. 46 to the Registrant’s registration statement, SEC File No. 333-185659, filed June 23, 2016)

(16)	Amendment dated November 30, 2016 to the Administration Agreement dated April 30, 2013 between Registrant and State Street Bank and Trust Company (Goldman Sachs GQG Partners International Opportunities Fund) (incorporated by reference from Post-Effective Amendment No. 54 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 28, 2017)

(17)	Amendment dated August 19, 2016 to the Administration Agreement dated April 30, 2013 between Registrant and State Street Bank and Trust Company (Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio and Goldman Sachs Target Date 2055 Portfolio) (incorporated by reference from Post-Effective Amendment No. 59 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 18, 2017)

(18)	Amendment dated April 6, 2018 to the Administration Agreement dated April 30, 2013 between Registrant and State Street Bank and Trust Company (Goldman Sachs Target Date 2060 Portfolio) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 333-185659, filed October 24, 2018)

(19)	Fee Waiver Agreement dated November 15, 2017 between Goldman Sachs Asset Management, L.P. and Registrant relating to the Goldman Sachs Multi-Manager Alternatives Fund (incorporated by reference from Post-Effective Amendment No. 97 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 23, 2019)

(20)	Fee Waiver Agreement dated November 15, 2017 between Goldman Sachs Asset Management, L.P. and Registrant relating to the Goldman Sachs Multi-Manager Alternatives Fund (incorporated by reference from Post-Effective Amendment No. 97 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 23, 2019)

	(21)	Letter Amendment dated August 16, 2017 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-TEX, Ltd.) (incorporated by reference from Post-Effective Amendment No. 624 to the Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed August 24, 2017)

	(22)	Letter Amendment dated June 27, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Global Infrastructure Fund) (incorporated by reference from Post-Effective Amendment No. 638 to the Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 22, 2017)

(i)	Opinion and Consent of Dechert LLP (filed herewith)

(j)	Consent of Pricewaterhouse Coopers LLP (filed herewith)

(k)	Not applicable

(l)	Subscription Letter related to Initial Capital provided by The Goldman Sachs Group, Inc. (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

(m)	(1)	Class A Shares Distribution and Service Plan dated as of April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(2)	Class C Shares Distribution and Service Plan dated as of April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(3)	Class R Shares Distribution and Service Plan dated as of April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(4)	Goldman Sachs Trust II Service Shares Service Plan and Shareholder Administration Plan dated as of May 5, 2016 (incorporated by reference from Post-Effective Amendment No. 46 to the Registrant’s registration statement, SEC File No. 333-185659, filed June 23, 2016)

(n)	Plan in Accordance with Rule 18f-3, amended and restated as of February 28, 2019 (incorporated by reference from Post-Effective Amendment No. 89 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 28, 2019)

(p)	(1)	Code of Ethics — Goldman Sachs Trust II, dated December 11, 2017 (incorporated by reference from Post-Effective Amendment No. 69 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 28, 2018)

	(2)	Code of Ethics — Goldman Sachs & Co. LLC, Goldman Sachs Asset Management, L.P., and Goldman Sachs Asset Management International, dated August 29, 2019 (incorporated by reference from Post-Effective Amendment No. 98 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 20, 2019)

(3)	Code of Ethics of Ares Capital Management II LLC, dated September 2016 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(4)	Code of Ethics of Brigade Capital Management, LP, dated September 2020 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(5)	Code of Ethics of BlueBay Asset Management LLP, dated December 2019 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(6)	Code of Ethics of Nuveen Asset Management LLC, dated August 2021 (incorporated by reference from Post-Effective Amendment No. 119 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 20, 2021)

(7)	Code of Ethics of Causeway Capital Management LLC, dated October 2020 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(8)	Code of Ethics of GW&K Investment Management, LLC, dated December 2020 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(9)	Code of Ethics of Boston Partners Global Investors, Inc., dated May 2020 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(10)	Code of Ethics of Vulcan Value Partners, LLC, dated May 2020 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(11)	Code of Ethics of WCM Investment Management, dated May 2020 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(12)	Code of Ethics of PGIM Real Estate, dated January 2019 (incorporated by reference from Post-Effective Amendment No. 92 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 28, 2019)

(13)	Code of Ethics of RREEF America L.L.C., dated December 2020 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(14)	Code of Ethics of Massachusetts Financial Services Company d/b/a/ MFS Investment Management, dated January 2021 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(15)	Code of Ethics of Principal Global Investors, LLC, dated April 2020 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(16)	Code of Ethics of Brown Advisory LLC (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(17)	Code of Ethics of Algert Global, LLC, dated 2020 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(18)	Code of Ethics of GQG Partners LLC, dated March 2021 (incorporated by reference from Post-Effective Amendment No. 119 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 20, 2021)

(19)	Code of Ethics of Presima Inc. dated 2021 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(20)	Code of Ethics – Personal Trading Procedure of Presima Inc., effective May 2019 (incorporated by reference from Post-Effective Amendment No. 98 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 20, 2019)

(21)	Code of Ethics of Wellington Management Company LLP, dated April 2017 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(22)	Code of Ethics of Crabel Capital Management, LLC, dated April 2019 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(23)	Code of Ethics of Bardin Hill Arbitrage IC Management LP (formerly, Halcyon Arbitrage IC Management LP), dated May 2021 (incorporated by reference from Post-Effective Amendment No. 119 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 20, 2021)

(24)	Code of Ethics of River Canyon Fund Management LLC, dated January 2021 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(25)	Code of Ethics of TCW Investment Management Company LLC, dated October 2020 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(26)	Code of Ethics of DWS Investment Management Americas, Inc., dated November 2021 (incorporated by reference from Post-Effective Amendment No. 119 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 20, 2021)

(27)	Code of Ethics of Vaughan Nelson Investment Management, L.P., dated September 2020 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(28)	Code of Ethics of Artisan Partners Limited Partnership, dated August 2020 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(29)	Code of Ethics of Cohen & Steers Capital Management, Inc., dated July 2020 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(30)	Code of Ethics of Marathon Asset Management, L.P., dated March 2019 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(31)	Code of Ethics of Axiom Investors LLC, dated November 2020 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(32)	Code of Ethics of Russell Investments Commodity Advisor, LLC, dated January 2020 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(33)	Code of Ethics of Victory Capital Management, Inc., dated January 2021 (incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2021)

(34)	Code of Ethics of Longfellow Investment Management Co., LLC dated October 2021 (incorporated by reference from Post-Effective Amendment No. 119 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 20, 2021)

(35)	Code of Ethics of Diamond Hill Capital Management Inc. dated July 2021 (incorporated by reference from Post-Effective Amendment No. 119 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 20, 2021)

(36)	Code of Ethics of Pacific Asset Management LLC dated January 2021 (incorporated by reference from Post-Effective Amendment No. 119 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 20, 2021)

(37)	Code of Ethics of T. Rowe Price Associates, Inc. dated November 2021 (incorporated by reference from Post-Effective Amendment No. 119 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 20, 2021)

(q) (1)	Powers of Attorney for James A. McNamara, Joseph F. DiMaria, John F. Killian, Cheryl K. Beebe, Lawrence Hughes and Steven D. Krichmar, dated August 8, 2018 (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 333-185659, filed October 24, 2018)

(2)	Power of Attorney for Joseph F. DiMaria, dated May 1, 2019 (incorporated by reference from Post-Effective Amendment No. 97 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 23, 2019)

(3)	Power of Attorney for Linda A. Lang (dated December 4, 2021), Michael Latham (dated December 2, 2021) and Lawrence W. Stranghoener (dated December 3, 2021) (incorporated by reference from Post-Effective Amendment No. 119 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 20, 2021)

101.INS	XBRL Instance—the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Item 29. Persons Controlled by or Under Common Control with the Fund

Goldman Sachs Multi-Manager Real Assets Strategy Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-MMRA, LLC (formerly, Cayman Commodity-MMRA, Ltd.) (the “MMRA Subsidiary”), a company organized under the laws of the Cayman Islands. The MMRA Subsidiary’s financial statements will be included on a consolidated basis in the Goldman Sachs Multi-Manager Real Assets Strategy Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Multi-Manager Alternatives Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-MMA, LLC (formerly, Cayman Commodity-MMA, Ltd.) (the “MMA Subsidiary”), a company organized under the laws of the Cayman Islands. The MMA Subsidiary’s financial statements will be included on a consolidated basis in the Goldman Sachs Multi-Manager Alternatives Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Multi-Manager Alternatives Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-MMA II, LLC (formerly, Cayman Commodity-MMA II, Ltd.) (the “MMA II Subsidiary”), a company organized under the laws of the Cayman Islands. The MMA II Subsidiary’s financial statements will be included on a consolidated basis in the Goldman Sachs Multi-Manager Alternatives Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Multi-Manager Alternatives Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-MMA III, LLC (formerly, Cayman Commodity-MMA, III Ltd.) (the “MMA III Subsidiary”), a company organized under the laws of the Cayman Islands. The MMA III Subsidiary’s financial statements will be included on a consolidated basis in the Goldman Sachs Multi-Manager Alternatives Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Multi-Manager Alternatives Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-MMA IV, LLC (formerly, Cayman Commodity-MMA, IV Ltd.) (the “MMA IV Subsidiary”), a company organized under the laws of the Cayman Islands. The MMA IV Subsidiary’s financial statements will be included on a consolidated basis in the Goldman Sachs Multi-Manager Alternatives Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Multi-Manager Alternatives Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-MMA V, LLC (formerly, Cayman Commodity-MMA, V Ltd.) (the “MMA V Subsidiary”), a company organized under the laws of the Cayman Islands. The MMA V Subsidiary’s financial statements will be included on a consolidated basis in the Goldman Sachs Multi-Manager Alternatives Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

Article VII, Section 7.5 of the Amended and Restated Declaration of the Registrant, a Delaware statutory trust, provides for indemnification of the Trustees, officers and employees of the Registrant by the Registrant, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a).

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs & Co. LLC dated April 16, 2013, and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman Sachs & Co. LLC dated April 16, 2013, provide that the Registrant will indemnify Goldman Sachs & Co. LLC against certain liabilities, subject to certain conditions. Copies of the Distribution Agreement and the Transfer Agency Agreement are incorporated by reference as Exhibits (e)(1) and (h)(1), respectively, to the Registrant’s Registration Statement.

Mutual fund and trustees and officers liability policies purchased by the Registrant insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”) is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and serves as investment adviser to the Registrant. GSAM is engaged in the investment advisory business. GSAM is part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a world-wide, full-service financial services organization. GSAM Holdings LLC is the general partner and principal owner of GSAM. Information about the officers and partners of GSAM is included in their Form ADV filed with the Commission (registration number 801-37591) and is incorporated herein by reference.

Algert Global, LLC (“Algert”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. Algert is primarily engaged in the investment management business. Information about the officers and managers of Algert is included in its Form ADV filed with the Commission (registration number 801-61878) and is incorporated herein by reference.

Ares Capital Management II LLC (“Ares”) serves as sub-adviser to Goldman Sachs Multi-Manager Non-Core Fixed Income Fund. Ares is primarily engaged in the investment management business. Information about the officers and members of Ares is included in its Form ADV filed with the Commission (registration number 801-72399) and is incorporated herein by reference.

Artisan Partners Limited Partnership (“Artisan Partners”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. Artisan Partners is primarily engaged in the investment management business. Information about the officers and partners of Artisan Partners is included in its Form ADV filed with the Commission (registration number 801-70101) and is incorporated herein by reference.

Axiom Investors LLC (“Axiom”) serves as sub-adviser to the Goldman Sachs Multi-Manager Global Equity Fund. Axiom is primarily engaged in the investment management business. Information about the officers and members of Axiom is included in its Form ADV filed with the Commission (registration number 801-56651) and is incorporated herein by reference.

Bardin Hill Arbitrage IC Management LP (“Bardin Hill”) (formerly, Halcyon Arbitrage IC Management LP) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. Bardin Hill is primarily engaged in the investment management business. Information about the officers and members of Bardin Hill is included in its Form ADV filed with the Commission (registration number 801-78899) and is incorporated herein by reference.

BlueBay Asset Management LLP (“BlueBay”) serves as sub-adviser to Goldman Sachs Multi-Manager Non-Core Fixed Income Fund. BlueBay is primarily engaged in the investment management business. Information about the officers and partners of BlueBay is included in its Form ADV filed with the Commission (registration number 801-61494) and is incorporated herein by reference.

Boston Partners Global Investors, Inc. (“Boston Partners”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund and Multi-Manager U.S. Small Cap Equity Fund. Boston Partners is primarily engaged in the investment management business. Information about the officers and director of Boston Partners is included in its Form ADV filed with the Commission (registration number 801-61786) and is incorporated herein by reference.

Brigade Capital Management, LP (“Brigade”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund and Goldman Sachs Multi-Manager Non-Core Fixed Income Fund. Brigade is primarily engaged in the investment management business. Information about the officers and partners of Brigade is included in its Form ADV filed with the Commission (registration number 801-69965) and is incorporated herein by reference.

Brown Advisory LLC (“Brown”) serves as sub-adviser to Multi-Manager U.S. Small Cap Equity Fund. Brown is primarily engaged in the investment management business. Information about the officers and members of Brown is included in its Form ADV filed with the Commission (registration number 801-38826) and is incorporated herein by reference.

Causeway Capital Management LLC (“Causeway”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund and Multi-Manager International Equity Fund. Causeway is primarily engaged in the investment management business. Information about the officers and members of Causeway is included in its Form ADV filed with the Commission (registration number 801-60343) and is incorporated herein by reference.

Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) serves as sub-adviser to Goldman Sachs Multi-Manager Real Assets Strategy Fund. Cohen & Steers is primarily engaged in the investment management business. Information about the officers and directors of Cohen & Steers is included in its Form ADV filed with the Commission (registration number 801-27721) and is incorporated herein by reference.

Crabel Capital Management, LLC (“Crabel”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. Crabel is primarily engaged in the investment management business. Information about the officers and members of Crabel is included in its Form ADV filed with the Commission (registration number 801-110141) and is incorporated herein by reference.

Diamond Hill Capital Management Inc. (“Diamond Hill”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. Diamond Hill is primarily engaged in the investment management business. Information about the officers and directors of Diamond Hill is included in its Form ADV filed with the Commission (registration number 801-32176) and is incorporated herein by reference.

DWS Investment Management Americas, Inc. (“DIMA”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. DIMA is primarily engaged in the investment management business. Information about the officers and directors of DIMA is included in its Form ADV filed with the Commission (registration number 801-252) and is incorporated herein by reference.

GQG Partners LLC (“GQG”) serves as sub-adviser to Goldman Sachs GQG Partners International Opportunities Fund and Goldman Sachs Multi-Manager Alternatives Fund. GQG is primarily engaged in the investment management business. Information about the officers and manager of GQG is included in its Form ADV filed with the Commission (registration number 801-107734) and is incorporated herein by reference.

GW&K Investment Management, LLC (“GW&K”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. GW&K is primarily engaged in the investment management business. Information about the officers and manager of GW&K is included in its Form ADV filed with the Commission (registration number 801-61559) and is incorporated herein by reference.

Lazard Asset Management LLC (“Lazard”) serves as sub-adviser to Goldman Sachs Multi-Manager International Equity Fund. Lazard is primarily engaged in the investment management business. Information about the officers and directors of Lazard is included in its Form ADV filed with the Commission (registration number 801-61701) and is incorporated herein by reference.

Longfellow Investment Management Co., LLC (“Longfellow”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. Longfellow is primarily engaged in the investment management business. Information about the officers and partners of Longfellow is included in its Form ADV filed with the Commission (registration number 801-27485) and is incorporated herein by reference.

Marathon Asset Management, L.P. (“Marathon”) serves as sub-adviser to Goldman Sachs Multi-Manager Non-Core Fixed Income Fund and Goldman Sachs Multi-Manager Alternatives Fund. Marathon is primarily engaged in the investment management business. Information about the officers and partners of Marathon is included in its Form ADV filed with the Commission (registration number 801-61792) and is incorporated herein by reference.

Massachusetts Financial Services Company doing business as MFS Investment Management (“MFS”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund and Multi-Manager International Equity Fund. MFS is primarily engaged in the investment management business. Information about the officers and directors of MFS is included in its Form ADV filed with the Commission (registration number 801-17352) and is incorporated herein by reference.

Nuveen Asset Management LLC (“Symphony”) serves as sub-adviser to Goldman Sachs Multi-Manager Non-Core Fixed Income Fund. Nuveen is primarily engaged in the investment management business. Information about the officers and members of Nuveen is included in its Form ADV filed with the Commission (registration number 801-71957) and is incorporated herein by reference.

Pacific Asset Management LLC (“Pacific”) serves as sub-adviser to Goldman Sachs Non-Core Fixed Income Fund. Pacific is primarily engaged in the investment management business. Information about the officers and directors of Pacific is included in its Form ADV filed with the Commission (registration number 801-117402) and is incorporated herein by reference.

PGIM Real Estate (“PRE”) serves as sub-adviser to Goldman Sachs Multi-Manager Real Assets Strategy Fund. PRE is primarily engaged in the investment management business. Information about the officers and directors of PRE is included in its Form ADV filed with the Commission (registration number 801-22808) and is incorporated herein by reference.

Presima Inc. (“Presima”) serves as sub-adviser to Goldman Sachs Multi-Manager Real Assets Strategy Fund. Presima is primarily engaged in the investment management business. Information about the officers and directors of Presima is included in its Form ADV filed with the Commission (registration number 801-66599) and is incorporated herein by reference.

Principal Global Investors, LLC (“Principal”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. Principal is primarily engaged in the investment management business. Information about the officers and members of Principal is included in its Form ADV filed with the Commission (registration number 801-55959) and is incorporated herein by reference.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as sub-adviser to Goldman Sachs Multi-Manager Non-Core Fixed Income Fund. RBC GAM-US is primarily engaged in the investment management business. Information about the officers and partners of RBC GAM-US is included in its Form ADV filed with the Commission (registration number 801-20303) and is incorporated herein by reference.

River Canyon Fund Management LLC (“River Canyon”) serves as sub-adviser to the Goldman Sachs Multi-Manager Alternatives Fund and Goldman Sachs Multi-Manager Non-Core Fixed Income Fund. River Canyon is primarily engaged in the investment management business. Information about the officers and members of River Canyon is included in its Form ADV filed with the Commission (registration number 801-78722) and is incorporated herein by reference.

RREEF America L.L.C. (“RREEF”) serves as sub-adviser to Goldman Sachs Multi-Manager Real Assets Strategy Fund. RREEF is primarily engaged in the investment management business. Information about the officers of RREEF is included in its Form ADV filed with the Commission (registration number 801-55209) and is incorporated herein by reference.

Russell Investments Commodity Advisor, LLC (“RICA”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. RICA is primarily engaged in the investment management business. Information about the officers and directors of RICA is included in its Form ADV filed with the Commission (registration number 801-112132) and is incorporated herein by reference.

TCW Investment Management Company LLC (“TCW”) serves as sub-adviser to Goldman Sachs Multi-Manager Non-Core Fixed Income Fund. TCW is primarily engaged in the investment management business. Information about the officers and members of TCW is included in its Form ADV filed with the Commission (registration number 801-29075) and is incorporated herein by reference.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. T. Rowe Price is primarily engaged in the investment management business. Information about the officers and members of T. Rowe Price is included in its Form ADV filed with the Commission (registration number 801-856) and is incorporated herein by reference.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. Vaughan Nelson is primarily engaged in the investment management business. Information about the officers and partners of Vaughan Nelson is included in its Form ADV filed with the Commission (registration number 801-51795) and is incorporated herein by reference.

Victory Capital Management, Inc. (“Victory”) serves as sub-adviser to Multi-Manager U.S. Small Cap Equity Fund. Victory is primarily engaged in the investment management business. Information about the officers and principals of Victory is included in its Form ADV filed with the Commission (registration number 801-46878) and is incorporated herein by reference.

Vulcan Value Partners, LLC (“Vulcan”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. Vulcan is primarily engaged in the investment management business. Information about the officers and principals of Vulcan is included in its Form ADV filed with the Commission (registration number 801-70739) and is incorporated herein by reference.

WCM Investment Management (“WCM”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund and Multi-Manager International Equity Fund. WCM is primarily engaged in the investment management business. Information about the officers of WCM is included in its Form ADV filed with the Commission (registration number 801-11916) and is incorporated herein by reference.

Wellington Management Company LLP (“Wellington”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund and Goldman Sachs Multi-Manager Global Equity Fund. Wellington is primarily engaged in the investment management business. Information about the officers and members of Wellington is included in its Form ADV field with the Commission (registration number 801-15908) and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)

Goldman Sachs & Co. LLC or an affiliate or a division thereof currently serves as distributor for shares of the Registrant, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs & Co. LLC or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.

(b)

Set forth below is certain information pertaining to the Managing Directors of Goldman Sachs & Co. LLC, the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.

GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal Business Address	Position with Goldman Sachs & Co. LLC
David M. Solomon (1)	Chairman and Chief Executive Officer
John E. Waldron (1)	President and Chief Operating Officer
Denis Coleman (1)	Chief Financial Officer
Richard A. Friedman (1)	Chairman of the Asset Management Division
Richard J. Gnodde (2)	Chief Executive Officer of Goldman Sachs International
Masanori Mochida (4)	President and Representative Director of Goldman Sachs Japan Co., Ltd.
Timothy J. O’Neill (1)	Senior Counselor
John F.W. Rogers (1)	Executive Vice President, Chief of Staff, Secretary to Board of Directors
Alison J. Mass (1)	Chairman of the Investment Banking Division
Ashok Varadhan (1)	Global Co-Head of Global Markets Division
Marc Nachmann (2) George Lee (8)	Global Co-Head of Global Markets Division Co-Chief Information Officer
James P. Esposito (3)	Global Co-Head of the Investment Banking Division
Todd Leland (6)	Co-President of Asia Pacific Ex-Japan and Head of the Investment Banking Division
Laurence Stein (1)	Executive Vice President and Chief Operating Officer of Goldman Sachs Asset Management
Julian C. Salisbury (1)	Global Co-Head of Goldman Sachs Asset Management
Luke Sarsfield (1)	Global Co-Head of Goldman Sachs Asset Management
Beth Hammack (1)	Co-Head of the Global Financing Group within the Investment Management Division
Jacqueline Arthur (1)	Secretary
Dan Dees (7)	Co-Head of the Investment Banking Division
Brian J. Lee (1)	Chief Risk Officer
Dina Powell McCormick (1)	Global Head of sustainability and inclusive growth
Stephanie E. Cohen (1) Asahi Pompey (1) Marco Argenti (1) Bentley de Beyer (1)	Global Co-Head of Consumer and Wealth Management Global Head of Corporate Engagement and President of the Goldman Sachs Foundation Co-Chief Information Officer Global Head of Human Capital Management
Russ Hutchinson (1)	Goldman Sachs’ Chief Strategy Officer and an Ex Officio member of the Management Committee
Kathryn Ruemmler (1)	Executive Vice President, Chief Legal Officer and General Counsel
Tucker York (1)	Global Co-Head of Consumer and Wealth Management
Philip Berlinski (1)	Global Treasurer of Goldman Sachs and Chief Executive Officer of Goldman Sachs Bank USA
Jan Hatzius (1)	Head of the Global Investment Research Division and Chief Economist of Goldman Sachs
Sheara J. Fredman (1)	Chief Accounting Officer and Goldman’s Controller
Ericka Leslie (1)	Chief Administrative Officer of Goldman Sachs
Kevin Sneader (6)	Co-President of Asia Pacific Ex-Japan

(1)	200 West Street, New York, NY 10282
(2)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
(3)	River Court, 120 Fleet Street, London EC4A 2QQ, England
(4)	12-32, Akasaka I-chome, Minato-Ku, Tokyo 107-6006, Japan

(5)	7 Finance Street, Xicheng District, Beijing, China 100033
(6)	68th Floor, Cheung Kong Center, 2 Queens Road Central, Hong Kong, China
(7)	Fox Plaza, Suite 2600, 2121 Avenue of the Stars, Los Angeles, CA 90067
(8)	555 California Street, 45th Floor, San Francisco, CA 94104

(c)	Not Applicable.

Item 33. Location of Accounts and Records

The Agreement and Declaration of Trust, By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman Sachs Asset Management L.P., 200 West Street, New York, New York 10282. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111, except for certain transfer agency records which are maintained by Goldman Sachs & Co. LLC, 71 South Wacker Drive, Chicago, Illinois 60606.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 125 under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendments No. 125 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 28th day of February, 2022.

GOLDMAN SACHS TRUST II
(A Delaware statutory trust)

By:	/s/ Caroline L. Kraus
Caroline L. Kraus,
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

[1]James A. McNamara	President (Chief Executive Officer) and Trustee	February 28, 2022
James A. McNamara

[1]Joseph F. DiMaria	Treasurer, Principal Financial Officer and	February 28, 2022
Joseph F. DiMaria	Principal Accounting Officer

[1]Cheryl K. Beebe	Chair and Trustee	February 28, 2022
Cheryl K. Beebe

[1]Lawrence Hughes	Trustee	February 28, 2022
Lawrence Hughes

[1]John F. Killian	Trustee	February 28, 2022
John F. Killian

[1]Steven D. Krichmar	Trustee	February 28, 2022
Steven D. Krichmar

[1]Linda A. Lang	Trustee	February 28, 2022
Linda A. Lang

[1]Michael Latham	Trustee	February 28, 2022
Michael Latham

[1]Lawrence W. Stranghoener	Trustee	February 28, 2022
Lawrence W. Stranghoener

By:	/s/ Caroline L. Kraus Caroline L. Kraus,
Attorney-In-Fact

[1]	Pursuant to powers of attorney previously filed.

CERTIFICATE

The undersigned Secretary for Goldman Sachs Trust II (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution by written consent.

RESOLVED, that Trustees and Officers of the Trust who may be required to sign the Trust’s Registration Statement or any amendments thereto be, and each hereby is, authorized to execute a power of attorney appointing James A. McNamara, Caroline L. Kraus and Joseph F. DiMaria, jointly and severally, as their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement on Form N-1A of the Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, if any, and other documents in connection therewith, with the SEC and with other federal, state, foreign and quasi-governmental agencies and such other instruments related to compliance with certain of the federal securities laws and other applicable federal, state, foreign and quasi-governmental filings, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: February 28, 2022

/s/ Caroline L. Kraus
Caroline L. Kraus,
Secretary

EXHIBITS LIST

(i)	Opinion and Consent of Dechert LLP

(j)	Consent of PricewaterhouseCoopers LLP

101.INS	XBRL Instance—the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document